UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 through December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2019 (Unaudited)

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period. For the six months ended December 31, 2019, the S&P 500 returned 10.9% and the Russell 2000 Index returned 7.3%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.11%
Russell 2000 Index	7.30%

Net Assets as of 12/31/2019 (In Thousands)	$438,912

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the industrials and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nevro Corp. and Generac Holdings Inc. and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Nevro, a medical devices maker, rose after the company reported better-than-expected results for the third quarter of 2019 and raised its 2019 revenue forecast. Shares of Generac Holdings, a maker of electrical generators and related products, rose amid scheduled electricity blackouts in California and natural disasters elsewhere during the reporting period. Shares of Horizon Therapeutics, a pharmaceuticals company, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Farfetch Ltd. and Pluralsight Inc. and its underweight position in Medicines Co. Shares of Farfetch, a U.K. online luxury fashion retailer, fell after the company reported a wider-than-expected loss for the second quarter of 2019. Shares of Pluralsight, a provider of a cloud-based technology learning platform, fell after the company reported weak results for the second quarter of 2019. Shares of Medicines, a German pharmaceutical company not held in the Fund, rose ahead of its acquisition by Novartis AG.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	ITT, Inc.	1.2%
2.	Simpson Manufacturing Co., Inc.	1.1
3.	Performance Food Group Co.	1.0
4.	Generac Holdings, Inc.	0.9
5.	Teladoc Health, Inc.	0.9
6.	MSA Safety, Inc.	0.9
7.	Littelfuse, Inc.	0.8
8.	Amedisys, Inc.	0.8
9.	Applied Industrial Technologies, Inc.	0.8
10.	John Bean Technologies Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	19.2%
Information Technology	15.3
Financials	14.0
Health Care	13.0
Consumer Discretionary	10.5
Real Estate	6.3
Communication Services	4.1
Utilities	3.3
Consumer Staples	2.5
Materials	1.8
Energy	1.3
Short-Term Investments	8.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		2.41%	23.32%	12.11%	14.06%
Without Sales Charge		8.11	30.15	13.33	14.67
CLASS C SHARES	January 7, 1998
With CDSC***		6.88	28.60	12.77	14.08
Without CDSC		7.88	29.60	12.77	14.08
CLASS I SHARES	April 5, 1999	8.30	30.51	13.62	15.00
CLASS R6 SHARES	July 2, 2018	8.45	30.87	13.91	15.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	6.95%
Russell 2000 Index	7.30%

Net Assets as of 12/31/2019 (In Thousands)	$492,786

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the pharmaceutical and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the software & services sector and the industrial cyclical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sinclair Broadcast Group Inc., Meritage Corp. and Core-Mark Holding Co. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of Meritage, a developer of residential properties, fell amid weakness in the broader real estate sector during the second half of 2019. Shares of Core-Mark Holdings, a consumer goods distributor, fell amid investor concerns about the company’s tobacco products business.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tenet Healthcare Corp., Atkore International Group Inc. and Medicines Co. Shares of Tenet Healthcare, a hospitals and health care facilities operator, rose after the company reported better-than-expected results for both the second and third quarters of 2019. Shares of Atkore International Group, a manufacturer of electrical infrastructure products, rose after the company reported better-than-expected earnings for the third quarter of 2019 and raised its forecast for the 2020 first quarter and full year. Shares of Medicines, a German pharmaceutical company, rose ahead of its acquisition by Novartis AG.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deckers Outdoor Corp.	1.1%
2.	EMCOR Group, Inc.	1.0
3.	Tenet Healthcare Corp.	1.0
4.	Rent-A-Center, Inc.	1.0
5.	Essent Group Ltd.	1.0
6.	Atkore International Group, Inc.	0.9
7.	Investors Bancorp, Inc.	0.9
8.	PennyMac Financial Services, Inc.	0.9
9.	First Horizon National Corp.	0.9
10.	Vectrus, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	17.1%
Financials	16.4
Industrials	16.1
Information Technology	12.5
Consumer Discretionary	8.6
Real Estate	6.4
Materials	3.6
Utilities	2.9
Communication Services	2.5
Energy	2.5
Consumer Staples	2.2
Short-Term Investments	9.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge**		1.12%	17.50%	6.10%	11.84%
Without Sales Charge		6.73	24.00	7.25	12.45
CLASS C SHARES	May 31, 2016
With CDSC***		5.44	22.36	6.87	12.25
Without CDSC		6.44	23.36	6.87	12.25
CLASS I SHARES	January 3, 2017	6.85	24.31	7.47	12.56
CLASS R2 SHARES	July 31, 2017	6.57	23.66	6.85	11.84
CLASS R3 SHARES	July 31, 2017	6.71	23.94	7.11	12.12
CLASS R4 SHARES	July 31, 2017	6.85	24.30	7.38	12.40
CLASS R5 SHARES	January 1, 1997	6.95	24.54	7.60	12.63
CLASS R6 SHARES	May 31, 2016	6.98	24.60	7.64	12.65

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.06%
Russell 2000 Index	7.30%

Net Assets as of 12/31/2019 (In Thousands)	$7,273,029

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection and underweight position in the health care sector and its security selection in the materials & processing sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the producer durables sector and its underweight position and security selection in the energy sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in ICU Medical Inc. and AptarGroup Inc. and its overweight position in Quaker Chemical Corp. Shares of ICU Medical, a medical devices manufacturer, fell after the company reported weaker-than-expected earnings for the second quarter of 2019. Shares of AptarGroup, a maker of consumer product dispensers, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of Quaker Chemical, a specialty chemicals manufacturer, fell after the company reported weak August and September 2019 sales and lowered its forecast for the full year 2019.

Leading individual contributors to relative performance included the Fund’s overweight position in Performance Food Group Co. and its out-of-Benchmark positions in Toro Co. and Brunswick Corp. Shares of Performance Food Group, a food products distributor, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter. Shares of Toro, a manufacturer of lawn care and irrigation equipment, rose after the company reported better-than-expected earnings and issued a positive forecast for the full year 2019. Shares of Brunswick, a maker of recreational products, rose after the company increased its quarterly dividend by 14% and reported better-than-expected earnings for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.5%
2.	Performance Food Group Co.	2.5
3.	Pool Corp.	2.5
4.	AptarGroup, Inc.	2.2
5.	Catalent, Inc.	1.7
6.	Brunswick Corp.	1.5
7.	EastGroup Properties, Inc.	1.5
8.	MSA Safety, Inc.	1.5
9.	West Pharmaceutical Services, Inc.	1.5
10.	Encompass Health Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	21.3%
Financials	16.9
Information Technology	10.5
Health Care	10.4
Consumer Discretionary	9.5
Materials	6.5
Real Estate	6.4
Consumer Staples	4.0
Utilities	2.6
Energy	1.9
Communication Services	1.5
Mutual Funds	0.4
Short-Term Investments	8.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		1.44%	21.37%	8.71%	12.87%
Without Sales Charge		7.06	28.10	9.88	13.49
CLASS C SHARES	February 19, 2005
With CDSC***		5.78	26.45	9.34	12.92
Without CDSC		6.78	27.45	9.34	12.92
CLASS I SHARES	May 7, 1996	7.20	28.40	10.19	13.81
CLASS R2 SHARES	November 3, 2008	6.92	27.76	9.61	13.20
CLASS R3 SHARES	September 9, 2016	7.06	28.08	9.89	13.49
CLASS R4 SHARES	September 9, 2016	7.20	28.40	10.18	13.81
CLASS R5 SHARES	May 15, 2006	7.31	28.66	10.40	14.04
CLASS R6 SHARES	May 31, 2016	7.34	28.72	10.45	14.06

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.29%
Russell 2000 Growth Index	6.75%

Net Assets as of 12/31/2019 (In Thousands)	$3,271,877

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the producer durable and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nevro Corp. and Generac Holdings Inc. and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Nevro, a medical devices maker, rose after the company reported better-than-expected results for the third quarter of 2019 and raised its 2019 revenue forecast. Shares of Generac Holdings, a maker of electrical generators and related products, rose amid scheduled electricity blackouts in California and natural disasters elsewhere during the reporting period. Shares of Horizon Therapeutics, a pharmaceuticals company not held in the Benchmark, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Farfetch Ltd., Pluralsight Inc. and Zscaler Inc. Shares of Farfetch, a U.K. online luxury fashion retailer, fell after the company reported a wider-than-expected loss for the second quarter of 2019. Shares of Pluralsight, a provider of a cloud-based technology learning platform, fell after the company reported weak results for the second quarter of 2019. Shares of Zscaler, a provider of cloud-based internet security, fell amid investor concerns about slowing billings late in 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Performance Food Group Co.	1.9%
2.	Generac Holdings, Inc.	1.9
3.	Teladoc Health, Inc.	1.7
4.	MSA Safety, Inc.	1.7
5.	Amedisys, Inc.	1.6
6.	John Bean Technologies Corp.	1.5
7.	National Vision Holdings, Inc.	1.5
8.	ManTech International Corp., Class A	1.5
9.	Trex Co., Inc.	1.4
10.	Simpson Manufacturing Co., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	23.2%
Information Technology	21.0
Industrials	20.2
Consumer Discretionary	14.4
Consumer Staples	3.7
Financials	3.6
Real Estate	2.6
Communication Services	2.6
Materials	0.3
Short-Term Investments	8.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		2.61%	29.93%	12.98%	14.68%
Without Sales Charge		8.29	37.10	14.20	15.30
CLASS C SHARES	November 4, 1997
With CDSC***		7.06	35.46	13.63	14.71
Without CDSC		8.06	36.46	13.63	14.71
CLASS I SHARES	March 26, 1996	8.43	37.48	14.48	15.59
CLASS L SHARES	February 19, 2005	8.52	37.66	14.66	15.76
CLASS R2 SHARES	November 3, 2008	8.15	36.76	13.92	15.02
CLASS R3 SHARES	July 31, 2017	8.28	37.09	14.20	15.29
CLASS R4 SHARES	July 31, 2017	8.47	37.54	14.48	15.59
CLASS R5 SHARES	September 9, 2016	8.55	37.70	14.66	15.76
CLASS R6 SHARES	November 30, 2010	8.60	37.86	14.77	15.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.14%
Russell 2000 Value Index	7.87%

Net Assets as of 12/31/2019 (In Thousands)	$1,330,886

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the industrial and real estate investment trusts (REITs) sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical and systems hardware sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in K12 Inc. and its out-of-Benchmark positions in Sinclair Broadcast Group Inc. and Geo Group Inc. Shares of K12, a provider of online educational products and services, fell after the company reported lower-than-expected earnings for its fiscal first quarter. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of Geo Group, a prison and detention facilities REIT, fell amid U.S. Congressional scrutiny of private prison operators.

Leading individual contributors to relative performance included the Fund’s overweight positions in Medicines Co., Builders FirstSource Inc. and Synaptics Inc. Shares of Medicines, a German pharmaceutical company, rose ahead of its acquisition by Novartis AG. Shares of Builders FirstSource, a construction materials and components manufacturer, rose after the company reported better-than-expected earnings for the second and third quarters of 2019. Shares of Synaptics, a maker of human interface semiconductors for mobile and other electronic devices, rose on news reports that the company may have won a significant supplier contract from Apple Inc.

HOW WAS THE FUND POSITIONED?

In accordance its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Washington Federal, Inc.	1.2%
2.	United Bankshares, Inc.	1.1
3.	Trustmark Corp.	1.1
4.	TRI Pointe Group, Inc.	1.1
5.	Rambus, Inc.	1.0
6.	Westamerica Bancorp	1.0
7.	Sanderson Farms, Inc.	1.0
8.	Portland General Electric Co.	1.0
9.	Delek US Holdings, Inc.	1.0
10.	Sunstone Hotel Investors, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Industrials	14.4
Real Estate	9.2
Consumer Discretionary	9.2
Information Technology	8.8
Health Care	6.1
Utilities	5.3
Energy	4.9
Materials	3.7
Communication Services	2.2
Consumer Staples	1.5
Short-Term Investments	7.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge**		1.39%	12.61%	3.53%	9.30%
Without Sales Charge		7.01	18.82	4.65	9.89
CLASS C SHARES	March 22, 1999
With CDSC***		5.77	17.20	4.07	9.25
Without CDSC		6.77	18.20	4.07	9.25
CLASS I SHARES	January 27, 1995	7.14	19.08	4.90	10.17
CLASS R2 SHARES	November 3, 2008	6.89	18.53	4.37	9.61
CLASS R3 SHARES	September 9, 2016	7.03	18.84	4.64	9.88
CLASS R4 SHARES	September 9, 2016	7.14	19.09	4.88	10.15
CLASS R5 SHARES	May 15, 2006	7.21	19.28	5.04	10.28
CLASS R6 SHARES	February 22, 2005	7.29	19.42	5.16	10.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.25%
Russell 2000 Index	7.30%

Net Assets as of 12/31/2019 (In Thousands)	$1,334,155

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the systems hardware and semiconductors sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the real estate investment trusts and finance sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Forty Seven Inc., Cirrus Logic Co. and Generac Holdings Inc. Shares of Forty Seven, a drug development company, rose following positive data from clinical trials of its lead anti-cancer treatment. Shares of Cirrus Logic, a maker of analog and other integrated circuits, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter. Shares of Generac Holdings, a maker of electrical generators and related products, rose amid scheduled electricity blackouts in California and natural disasters elsewhere during the reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in K12 Inc. and Allscripts Healthcare Solutions Inc. and its out-of-Benchmark position in Sinclair Broadcast Group Inc. Shares of K12, a provider of online educational products and services, fell after the company reported lower-than-expected earnings for its fiscal first quarter. Shares of Allscripts Healthcare Solutions, a provider of information technology to the health care sector, fell after the company reported lower-than-expected revenue for the second quarter of 2019. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	EMCOR Group, Inc.	1.2%
2.	TRI Pointe Group, Inc.	1.1
3.	Integer Holdings Corp.	1.1
4.	Darling Ingredients, Inc.	1.1
5.	ACI Worldwide, Inc.	1.0
6.	KB Home	1.0
7.	Allscripts Healthcare Solutions, Inc.	1.0
8.	CommVault Systems, Inc.	1.0
9.	Generac Holdings, Inc.	1.0
10.	Trustmark Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	18.3%
Industrials	15.1
Financials	14.5
Information Technology	13.2
Consumer Discretionary	11.3
Real Estate	6.2
Utilities	3.0
Materials	3.0
Energy	2.7
Communication Services	2.3
Consumer Staples	1.9
Short-Term Investments	8.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		3.32%	15.22%	4.89%	10.94%
Without Sales Charge		9.01	21.58	6.03	11.54
CLASS C SHARES	November 1, 2007
With CDSC***		7.69	19.98	5.49	10.98
Without CDSC		8.69	20.98	5.49	10.98
CLASS I SHARES	September 10, 2001	9.12	21.90	6.29	11.83
CLASS L SHARES	November 4, 1993	9.25	22.15	6.47	12.02
CLASS R2 SHARES	November 1, 2011	8.79	21.24	5.75	11.31
CLASS R3 SHARES	September 9, 2016	8.97	21.61	6.03	11.54
CLASS R4 SHARES	September 9, 2016	9.10	21.96	6.29	11.83
CLASS R5 SHARES	September 9, 2016	9.23	22.08	6.46	12.01
CLASS R6 SHARES	November 1, 2011	9.22	22.18	6.57	12.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the

Lipper Small-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 1.0%

Curtiss-Wright Corp.	12	1,698

Hexcel Corp.	25	1,851

National Presto Industries, Inc. (a)	11	934

		4,483

Auto Components — 0.6%

Cooper-Standard Holdings, Inc. *	11	381

Fox Factory Holding Corp. * (a)	22	1,509

LCI Industries	8	813

		2,703

Automobiles — 0.6%

Winnebago Industries, Inc. (a)	50	2,666

Banks — 10.1%

1st Source Corp.	22	1,137

BancFirst Corp.	33	2,052

Camden National Corp.	57	2,633

City Holding Co.	25	2,065

Community Trust Bancorp, Inc.	53	2,476

First Busey Corp.	86	2,358

First Commonwealth Financial Corp. (a)	139	2,019

First Financial Bancorp	91	2,314

First Financial Bankshares, Inc.	58	2,042

First Merchants Corp.	53	2,214

Great Western Bancorp, Inc. (a)	44	1,523

Heritage Commerce Corp.	143	1,841

Heritage Financial Corp.	50	1,428

Independent Bank Corp.	70	1,580

Independent Bank Corp. (a)	27	2,280

Lakeland Bancorp, Inc.	127	2,201

NBT Bancorp, Inc.	27	1,088

Park National Corp.	11	1,099

S&T Bancorp, Inc.	46	1,870

Sandy Spring Bancorp, Inc. (a)	22	830

Signature Bank	10	1,363

Simmons First National Corp., Class A	45	1,206

Tompkins Financial Corp. (a)	18	1,666

Trustmark Corp. (a)	53	1,824

Webster Financial Corp.	22	1,149

		44,258

Biotechnology — 6.0%

ACADIA Pharmaceuticals, Inc. *	36	1,520

Adverum Biotechnologies, Inc. *	24	272

Amicus Therapeutics, Inc. *	113	1,098

Atara Biotherapeutics, Inc. * (a)	62	1,026

Avrobio, Inc. *	57	1,142

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Biohaven Pharmaceutical Holding Co. Ltd. *	37	2,024

Bridgebio Pharma, Inc. *	16	560

Coherus Biosciences, Inc. *	84	1,518

FibroGen, Inc. *	51	2,175

G1 Therapeutics, Inc. * (a)	44	1,172

Global Blood Therapeutics, Inc. *	12	922

Halozyme Therapeutics, Inc. *	125	2,222

Heron Therapeutics, Inc. * (a)	67	1,572

Homology Medicines, Inc. * (a)	59	1,215

Intercept Pharmaceuticals, Inc. * (a)	18	2,200

Natera, Inc. * (a)	46	1,557

REGENXBIO, Inc. * (a)	31	1,271

Rubius Therapeutics, Inc. * (a)	30	288

Sage Therapeutics, Inc. *	10	702

Twist Bioscience Corp. * (a)	61	1,274

Viela Bio, Inc. * (a)	26	704

		26,434

Building Products — 3.5%

Advanced Drainage Systems, Inc.	83	3,243

CSW Industrials, Inc.	26	2,018

Simpson Manufacturing Co., Inc.	67	5,378

Trex Co., Inc. *	37	3,333

Universal Forest Products, Inc.	30	1,436

		15,408

Capital Markets — 1.0%

Evercore, Inc., Class A	26	1,964

LPL Financial Holdings, Inc.	26	2,426

		4,390

Chemicals — 1.8%

Ferro Corp. *	48	710

Innophos Holdings, Inc. (a)	60	1,922

Innospec, Inc.	24	2,527

Sensient Technologies Corp.	16	1,068

Stepan Co.	16	1,608

		7,835

Commercial Services & Supplies — 3.0%

Brady Corp., Class A	37	2,140

Brink’s Co. (The)	28	2,527

Deluxe Corp.	36	1,814

Kimball International, Inc., Class B	63	1,299

MSA Safety, Inc. (a)	32	4,063

UniFirst Corp.	6	1,178

		13,021

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Communications Equipment — 0.8%

Ciena Corp. *	39	1,663

EchoStar Corp., Class A *	47	2,041

		3,704

Construction & Engineering — 0.5%

Comfort Systems USA, Inc.	42	2,117

Containers & Packaging — 0.2%

Silgan Holdings, Inc.	22	681

Distributors — 0.6%

Pool Corp.	12	2,646

Diversified Consumer Services — 0.5%

Bright Horizons Family Solutions, Inc. *	14	2,176

Diversified Telecommunication Services — 0.4%

Cincinnati Bell, Inc. * (a)	174	1,824

Electric Utilities — 0.3%

Portland General Electric Co.	26	1,467

Electrical Equipment — 1.6%

EnerSys	16	1,230

Generac Holdings, Inc. *	44	4,405

nVent Electric plc	60	1,541

		7,176

Electronic Equipment, Instruments & Components — 2.2%

ePlus, Inc. *	19	1,570

Fabrinet (Thailand) *	25	1,634

Littelfuse, Inc. (a)	20	3,900

SYNNEX Corp.	19	2,399

		9,503

Entertainment — 1.1%

Cinemark Holdings, Inc.	39	1,336

Glu Mobile, Inc. * (a)	137	829

Sciplay Corp., Class A *	55	677

World Wrestling Entertainment, Inc., Class A (a)	30	1,937

		4,779

Equity Real Estate Investment Trusts (REITs) — 6.8%

American Campus Communities, Inc.	43	2,011

American Homes 4 Rent, Class A	86	2,242

Brixmor Property Group, Inc.	110	2,371

CubeSmart	41	1,299

EastGroup Properties, Inc.	14	1,861

Equity Commonwealth	56	1,825

Highwoods Properties, Inc.	39	1,884

JBG SMITH Properties	48	1,928

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

National Health Investors, Inc.	16	1,335

Rayonier, Inc.	62	2,039

Rexford Industrial Realty, Inc.	52	2,370

RLJ Lodging Trust	110	1,941

Sunstone Hotel Investors, Inc.	123	1,715

Terreno Realty Corp.	60	3,257

Washington (a)	56	1,626

		29,704

Food & Staples Retailing — 1.3%

Grocery Outlet Holding Corp. *	37	1,187

Performance Food Group Co. *	89	4,602

		5,789

Food Products — 1.1%

Flowers Foods, Inc.	71	1,549

Freshpet, Inc. *	53	3,123

		4,672

Gas Utilities — 1.6%

Chesapeake Utilities Corp.	22	2,080

ONE Gas, Inc.	30	2,809

Southwest Gas Holdings, Inc.	28	2,103

		6,992

Health Care Equipment & Supplies — 2.1%

Insulet Corp. *	14	2,321

iRhythm Technologies, Inc. * (a)	33	2,258

Nevro Corp. *	28	3,277

Shockwave Medical, Inc. *	27	1,199

		9,055

Health Care Providers & Services — 2.6%

Acadia Healthcare Co., Inc. *	48	1,587

Amedisys, Inc. *	22	3,739

Encompass Health Corp.	29	2,014

Ensign Group, Inc. (The)	31	1,413

Pennant Group, Inc. (The) *	13	426

Providence Service Corp. (The) * (a)	34	2,027

		11,206

Health Care Technology — 1.1%

Evolent Health, Inc., Class A * (a)	100	905

Teladoc Health, Inc. *	49	4,096

		5,001

Hotels, Restaurants & Leisure — 3.3%

Boyd Gaming Corp.	108	3,244

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Cheesecake Factory, Inc. (The) (a)	35	1,376

Cracker Barrel Old Country Store, Inc. (a)	8	1,283

Jack in the Box, Inc.	9	684

Planet Fitness, Inc., Class A *	29	2,185

Red Rock Resorts, Inc., Class A	89	2,123

Ruth’s Hospitality Group, Inc. (a)	50	1,097

Texas Roadhouse, Inc.	47	2,658

		14,650

Household Durables — 0.7%

Helen of Troy Ltd. *	9	1,652

TRI Pointe Group, Inc. *	91	1,421

		3,073

Insurance — 2.2%

Argo Group International Holdings Ltd.	7	487

eHealth, Inc. * (a)	20	1,950

James River Group Holdings Ltd.	17	706

Old Republic International Corp.	78	1,742

Safety Insurance Group, Inc.	16	1,446

Selective Insurance Group, Inc.	27	1,786

Third Point Reinsurance Ltd. (Bermuda) *	127	1,341

		9,458

Interactive Media & Services — 0.3%

Cars.com, Inc. *	99	1,205

Internet & Direct Marketing Retail — 0.3%

Farfetch Ltd., Class A (United Kingdom) *	87	897

RealReal, Inc. (The) * (a)	29	548

		1,445

IT Services — 2.8%

CSG Systems International, Inc.	35	1,812

ManTech International Corp., Class A (a)	43	3,452

MAXIMUS, Inc.	20	1,467

MongoDB, Inc. * (a)	11	1,449

Science Applications International Corp.	23	2,009

Wix.com Ltd. (Israel) *	19	2,300

		12,489

Leisure Products — 0.3%

Callaway Golf Co.	58	1,220

Life Sciences Tools & Services — 0.3%

10X Genomics, Inc., Class A * (a)	9	693

Adaptive Biotechnologies Corp. * (a)	13	375

Personalis, Inc. * (a)	36	387

		1,455

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 6.6%

Alamo Group, Inc.	19	2,443

Blue Bird Corp. *	93	2,136

Chart Industries, Inc. *	28	1,856

Crane Co.	12	1,074

Graco, Inc.	35	1,841

Hillenbrand, Inc.	61	2,044

ITT, Inc.	75	5,514

John Bean Technologies Corp. (a)	33	3,679

Kadant, Inc.	19	2,019

Lincoln Electric Holdings, Inc. (a)	21	2,014

Mueller Industries, Inc.	54	1,702

Oshkosh Corp.	9	870

Watts Water Technologies, Inc., Class A	18	1,844

		29,036

Marine — 0.3%

Kirby Corp. *	15	1,382

Media — 2.6%

Cable One, Inc.	1	927

Emerald Expositions Events, Inc.	119	1,260

Hemisphere Media Group, Inc. *	104	1,546

John Wiley & Sons, Inc., Class A	16	797

Liberty Latin America Ltd., Class C (Chile) * (a)	126	2,452

New York Times Co. (The), Class A (a)	82	2,645

Nexstar Media Group, Inc., Class A	15	1,704

		11,331

Multiline Retail — 0.2%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	17	1,088

Multi-Utilities — 0.5%

Unitil Corp.	34	2,086

Oil, Gas & Consumable Fuels — 1.3%

Callon Petroleum Co. *	155	748

CNX Resources Corp. * (a)	104	923

Delek US Holdings, Inc.	39	1,293

Matador Resources Co. * (a)	50	900

PDC Energy, Inc. * (a)	33	860

SRC Energy, Inc. *	219	903

		5,627

Personal Products — 0.3%

Inter Parfums, Inc. (a)	21	1,521

Pharmaceuticals — 1.8%

Horizon Therapeutics plc *	90	3,250

Optinose, Inc. *	75	691

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Revance Therapeutics, Inc. * (a)	101	1,641

TherapeuticsMD, Inc. *	317	767

Tricida, Inc. * (a)	43	1,636

		7,985

Professional Services — 0.7%

FTI Consulting, Inc. *	7	827

Insperity, Inc.	24	2,055

		2,882

Road & Rail — 1.0%

Marten Transport Ltd.	63	1,357

Saia, Inc. *	34	3,140

		4,497

Semiconductors & Semiconductor Equipment — 3.4%

Cabot Microelectronics Corp.	8	1,107

Entegris, Inc.	58	2,906

Inphi Corp. * (a)	39	2,863

MKS Instruments, Inc.	29	3,140

Monolithic Power Systems, Inc.	13	2,251

Semtech Corp. *	51	2,696

		14,963

Software — 7.2%

Anaplan, Inc. *	45	2,366

Bill.Com Holdings, Inc. *	13	481

Coupa Software, Inc. *	10	1,535

CyberArk Software Ltd. *	19	2,220

Dynatrace, Inc. * (a)	68	1,725

Elastic NV *	27	1,741

Envestnet, Inc. *	47	3,265

Globant SA (Argentina) *	1	106

HubSpot, Inc. *	10	1,509

LogMeIn, Inc.	23	2,003

Medallia, Inc. * (a)	35	1,088

Nuance Communications, Inc. *	99	1,758

PagerDuty, Inc. * (a)	23	540

Progress Software Corp.	36	1,502

Proofpoint, Inc. *	21	2,453

SailPoint Technologies Holding, Inc. *	28	667

Smartsheet, Inc., Class A *	43	1,953

Trade Desk, Inc. (The), Class A *	3	847

Upland Software, Inc. * (a)	39	1,393

Zendesk, Inc. *	15	1,122

Zscaler, Inc. * (a)	32	1,488

		31,762

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.5%

Aaron’s, Inc.	15	865

Hudson Ltd., Class A *	137	2,094

Lithia Motors, Inc., Class A (a)	19	2,843

National Vision Holdings, Inc. *	113	3,678

Williams-Sonoma, Inc.	19	1,367

		10,847

Textiles, Apparel & Luxury Goods — 1.6%

Carter’s, Inc.	19	2,037

Columbia Sportswear Co. (a)	13	1,321

Kontoor Brands, Inc. (a)	29	1,221

Movado Group, Inc.	39	857

Wolverine World Wide, Inc.	47	1,580

		7,016

Thrifts & Mortgage Finance — 1.8%

First Defiance Financial Corp.	88	2,760

TrustCo Bank Corp.	120	1,041

Washington Federal, Inc.	44	1,621

WSFS Financial Corp.	54	2,373

		7,795

Trading Companies & Distributors — 2.4%

Applied Industrial Technologies, Inc.	56	3,726

H&E Equipment Services, Inc. (a)	47	1,570

Rush Enterprises, Inc., Class A	52	2,420

SiteOne Landscape Supply, Inc. *	31	2,827

		10,543

Water Utilities — 1.2%

American States Water Co.	31	2,693

Middlesex Water Co.	40	2,571

		5,264

Total Common Stocks (Cost $350,975)		430,310

Master Limited Partnerships — 0.2%

Oil, Gas & Consumable Fuels — 0.2%

Energy Transfer LP * (Cost $740)	51	648

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada) * ‡ (Cost $ —)	51	—	(c)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 9.4%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (d) (e) (Cost $7,198)	7,196	7,198

Investment of Cash Collateral from Securities Loaned — 7.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (d) (e)	27,002	27,005

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (d) (e)	6,922	6,922

Total Investment of Cash Collateral from Securities Loaned (Cost $33,926)		33,927

Total Short-Term Investments (Cost $41,124)		41,125

Total Investments — 107.6% (Cost $392,839)		472,083
Liabilities in Excess of Other Assets — (7.6)%		(33,171)

NET ASSETS — 100.0%		438,912

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $33,180,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%

Aerospace & Defense — 1.0%

Moog, Inc., Class A	6	499

Vectrus, Inc. *	87	4,460

		4,959

Air Freight & Logistics — 0.1%

Echo Global Logistics, Inc. *	27	549

Airlines — 0.6%

SkyWest, Inc.	44	2,829

Auto Components — 0.1%

Dana, Inc.	29	528

Modine Manufacturing Co. *	10	74

		602

Banks — 9.2%

Ameris Bancorp	19	819

Bancorp, Inc. (The) *	84	1,089

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	48	1,784

Cathay General Bancorp	14	535

Central Valley Community Bancorp	5	118

Community Trust Bancorp, Inc.	2	111

ConnectOne Bancorp, Inc. (a)	42	1,083

Customers Bancorp, Inc. *	75	1,778

Enterprise Financial Services Corp.	3	134

Financial Institutions, Inc.	32	1,022

First BanCorp (Puerto Rico)	344	3,641

First Bank	8	89

First Business Financial Services, Inc.	8	214

First Choice Bancorp	2	59

First Community Bankshares, Inc.	6	182

First Hawaiian, Inc.	15	428

First Horizon National Corp.	272	4,504

Hancock Whitney Corp.	67	2,931

Hanmi Financial Corp.	59	1,176

Hilltop Holdings, Inc.	6	152

IBERIABANK Corp.	36	2,718

Investors Bancorp, Inc.	399	4,751

Northeast Bank	7	155

PacWest Bancorp	43	1,630

Popular, Inc. (Puerto Rico)	20	1,159

Shore Bancshares, Inc.	11	188

Sierra Bancorp (a)	5	150

Signature Bank	24	3,217

Sterling Bancorp	45	940

TCF Financial Corp.	61	2,846

Umpqua Holdings Corp.	138	2,439

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

United Community Banks, Inc.	31	959

Wintrust Financial Corp.	33	2,352

		45,353

Biotechnology — 7.4%

Acorda Therapeutics, Inc. *	17	34

Aduro Biotech, Inc. *	321	379

Akebia Therapeutics, Inc. *	60	376

Alector, Inc. * (a)	85	1,471

AMAG Pharmaceuticals, Inc. * (a)	12	146

Amicus Therapeutics, Inc. *	100	976

AnaptysBio, Inc. *	85	1,386

Arrowhead Pharmaceuticals, Inc. * (a)	41	2,569

Assembly Biosciences, Inc. *	46	933

Atara Biotherapeutics, Inc. *	9	149

Bluebird Bio, Inc. * (a)	7	590

Blueprint Medicines Corp. * (a)	21	1,714

Bridgebio Pharma, Inc. *	25	879

Catalyst Pharmaceuticals, Inc. *	210	788

Coherus Biosciences, Inc. *	65	1,164

Concert Pharmaceuticals, Inc. *	33	305

Dicerna Pharmaceuticals, Inc. *	100	2,193

Esperion Therapeutics, Inc. * (a)	15	896

FibroGen, Inc. * (a)	21	915

Gritstone Oncology, Inc. *	14	130

Heron Therapeutics, Inc. * (a)	78	1,824

Homology Medicines, Inc. *	39	802

Immunomedics, Inc. *	83	1,749

Insmed, Inc. * (a)	46	1,087

Jounce Therapeutics, Inc. *	41	356

Kura Oncology, Inc. *	6	80

Medicines Co. (The) *	14	1,191

MeiraGTx Holdings plc *	35	694

Myriad Genetics, Inc. *	130	3,540

Principia Biopharma, Inc. * (a)	2	82

Radius Health, Inc. *	5	104

Rhythm Pharmaceuticals, Inc. * (a)	26	585

Sage Therapeutics, Inc. *	21	1,541

Sarepta Therapeutics, Inc. * (a)	10	1,245

Sutro Biopharma, Inc. *	12	131

Syros Pharmaceuticals, Inc. * (a)	228	1,578

TCR2 Therapeutics, Inc. *	24	348

Viela Bio, Inc. * (a)	31	836

Xencor, Inc. * (a)	19	665

Y-mAbs Therapeutics, Inc. *	4	116

		36,547

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Building Products — 1.6%

Advanced Drainage Systems, Inc.	22	839

Builders FirstSource, Inc. *	130	3,306

CSW Industrials, Inc.	10	755

JELD-WEN Holding, Inc. *	15	344

Quanex Building Products Corp.	19	324

Universal Forest Products, Inc.	49	2,353

		7,921

Capital Markets — 1.7%

BGC Partners, Inc., Class A	34	204

Blucora, Inc. * (a)	96	2,501

Brightsphere Investment Group, Inc.	13	135

Federated Investors, Inc., Class B	87	2,830

Focus Financial Partners, Inc., Class A *	55	1,606

Houlihan Lokey, Inc.	14	692

Moelis & Co., Class A	11	348

		8,316

Chemicals — 1.7%

AdvanSix, Inc. *	6	122

FutureFuel Corp.	32	393

Koppers Holdings, Inc. *	42	1,586

Kraton Corp. *	39	979

PolyOne Corp.	25	912

Stepan Co.	22	2,259

Trinseo SA	41	1,535

Tronox Holdings plc, Class A	40	452

Valhi, Inc.	16	29

		8,267

Commercial Services & Supplies — 3.0%

ABM Industries, Inc.	51	1,911

ACCO Brands Corp.	272	2,542

Herman Miller, Inc.	5	196

HNI Corp.	52	1,956

Kimball International, Inc., Class B	45	920

Knoll, Inc.	104	2,631

Quad/Graphics, Inc. (a)	52	241

RR Donnelley & Sons Co.	102	401

Steelcase, Inc., Class A (a)	102	2,095

UniFirst Corp.	10	1,959

		14,852

Communications Equipment — 0.8%

Cambium Networks Corp. *	117	1,019

Ciena Corp. *	11	449

Comtech Telecommunications Corp.	24	841

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — continued

Extreme Networks, Inc. *	79	582

Lumentum Holdings, Inc. *	14	1,142

		4,033

Construction & Engineering — 2.5%

Comfort Systems USA, Inc.	24	1,183

EMCOR Group, Inc.	61	5,274

Great Lakes Dredge & Dock Corp. *	135	1,534

MasTec, Inc. * (a)	62	3,967

Sterling Construction Co., Inc. *	12	173

		12,131

Consumer Finance — 0.1%

Enova International, Inc. * (a)	21	493

Containers & Packaging — 0.1%

Berry Global Group, Inc. *	5	259

Myers Industries, Inc.	21	353

		612

Diversified Consumer Services — 0.8%

American Public Education, Inc. *	14	378

K12, Inc. *	84	1,719

Strategic Education, Inc.	6	969

WW International, Inc. *	19	719

		3,785

Diversified Telecommunication Services — 0.2%

IDT Corp., Class B *	39	278

Ooma, Inc. *	54	708

		986

Electric Utilities — 1.3%

IDACORP, Inc.	10	1,052

PNM Resources, Inc.	20	1,002

Portland General Electric Co.	51	2,829

Spark Energy, Inc., Class A (a)	150	1,386

		6,269

Electrical Equipment — 1.4%

Atkore International Group, Inc. *	122	4,933

Encore Wire Corp.	14	802

Generac Holdings, Inc. *	12	1,245

		6,980

Electronic Equipment, Instruments & Components — 3.4%

Benchmark Electronics, Inc.	108	3,702

Fabrinet (Thailand) *	21	1,357

Kimball Electronics, Inc. *	11	194

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Methode Electronics, Inc.	82	3,237

Sanmina Corp. *	109	3,724

Tech Data Corp. *	8	1,112

Vishay Intertechnology, Inc.	143	3,035

Vishay Precision Group, Inc. * (a)	17	563

		16,924

Energy Equipment & Services — 0.7%

FTS International, Inc. *	26	26

Matrix Service Co. *	45	1,027

Nine Energy Service, Inc. * (a)	35	276

Select Energy Services, Inc., Class A *	202	1,872

		3,201

Equity Real Estate Investment Trusts (REITs) — 6.7%

American Assets Trust, Inc.	9	404

Americold Realty Trust	68	2,367

Armada Hoffler Properties, Inc.	140	2,562

Ashford Hospitality Trust, Inc.	18	49

Braemar Hotels & Resorts, Inc.	14	125

CatchMark Timber Trust, Inc., Class A	32	364

Chatham Lodging Trust (a)	16	294

City Office REIT, Inc.	88	1,190

CoreCivic, Inc.	14	237

CorEnergy Infrastructure Trust, Inc.	8	376

CoreSite Realty Corp.	4	403

Cousins Properties, Inc.	43	1,762

DiamondRock Hospitality Co.	61	678

EastGroup Properties, Inc.	9	1,128

First Industrial Realty Trust, Inc.	76	3,151

Front Yard Residential Corp.	11	141

GEO Group, Inc. (The)	29	485

Getty Realty Corp.	21	687

Gladstone Commercial Corp.	58	1,270

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	29	918

Healthcare Realty Trust, Inc.	61	2,019

Highwoods Properties, Inc.	5	237

Hudson Pacific Properties, Inc.	18	695

Investors Real Estate Trust	2	174

Jernigan Capital, Inc. (a)	4	78

Lexington Realty Trust	29	312

LTC Properties, Inc.	9	412

New Senior Investment Group, Inc.	160	1,223

Physicians Realty Trust (a)	170	3,224

Rexford Industrial Realty, Inc.	6	268

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Saul Centers, Inc.	6	333

Senior Housing Properties Trust	50	420

Sun Communities, Inc.	5	721

Sunstone Hotel Investors, Inc.	134	1,866

Terreno Realty Corp.	6	319

Urban Edge Properties	24	462

Xenia Hotels & Resorts, Inc.	75	1,610

		32,964

Food & Staples Retailing — 0.9%

Grocery Outlet Holding Corp. * (a)	21	666

Performance Food Group Co. *	59	3,027

SpartanNash Co.	14	203

US Foods Holding Corp. *	16	667

		4,563

Food Products — 1.0%

Sanderson Farms, Inc.	22	3,868

Simply Good Foods Co. (The) *	36	1,019

TreeHouse Foods, Inc. *	4	216

		5,103

Gas Utilities — 0.7%

New Jersey Resources Corp.	20	908

ONE Gas, Inc.	8	756

Southwest Gas Holdings, Inc.	22	1,682

		3,346

Health Care Equipment & Supplies — 2.7%

CONMED Corp.	6	657

Globus Medical, Inc., Class A *	36	2,095

Haemonetics Corp. *	29	3,344

Integer Holdings Corp. *	47	3,756

Masimo Corp. *	6	893

NuVasive, Inc. *	25	1,933

OraSure Technologies, Inc. * (a)	77	621

		13,299

Health Care Providers & Services — 5.2%

Amedisys, Inc. * (a)	6	981

American Renal Associates Holdings, Inc. * (a)	23	243

Cross Country Healthcare, Inc. *	151	1,760

Encompass Health Corp.	14	956

Ensign Group, Inc. (The) (a)	92	4,166

Magellan Health, Inc. *	35	2,715

Molina Healthcare, Inc. *	22	2,924

Owens & Minor, Inc.	456	2,355

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Pennant Group, Inc. (The) *	46	1,517

Select Medical Holdings Corp. *	72	1,683

Tenet Healthcare Corp. * (a)	136	5,162

Tivity Health, Inc. *	52	1,050

		25,512

Health Care Technology — 0.1%

Livongo Health, Inc. * (a)	18	456

Hotels, Restaurants & Leisure — 1.1%

Bloomin’ Brands, Inc.	24	537

Boyd Gaming Corp.	15	449

Everi Holdings, Inc. *	153	2,055

Marriott Vacations Worldwide Corp.	9	1,209

Penn National Gaming, Inc. *	33	835

Red Robin Gourmet Burgers, Inc. * (a)	3	93

		5,178

Household Durables — 2.9%

Bassett Furniture Industries, Inc.	9	153

Hamilton Beach Brands Holding Co., Class A	6	114

Helen of Troy Ltd. *	22	3,989

KB Home	49	1,696

Lifetime Brands, Inc.	22	151

Meritage Homes Corp. * (a)	69	4,204

Taylor Morrison Home Corp. *	183	3,993

		14,300

Household Products — 0.4%

Central Garden & Pet Co., Class A * (a)	68	2,007

Independent Power and Renewable Electricity Producers — 0.9%

Atlantic Power Corp. *	81	189

Clearway Energy, Inc.	39	738

TerraForm Power, Inc., Class A	206	3,174

Vistra Energy Corp.	17	388

		4,489

Insurance — 0.3%

FedNat Holding Co.	16	264

National General Holdings Corp.	15	335

ProSight Global, Inc. *	16	256

Selective Insurance Group, Inc.	7	429

Third Point Reinsurance Ltd. (Bermuda) *	17	174

		1,458

Interactive Media & Services — 0.2%

Yelp, Inc. *	31	1,087

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 0.4%

Groupon, Inc. *	141	337

Stamps.com, Inc. *	19	1,579

		1,916

IT Services — 3.0%

Brightcove, Inc. *	42	363

KBR, Inc.	114	3,481

Limelight Networks, Inc. *	126	513

ManTech International Corp., Class A	6	495

MAXIMUS, Inc.	4	275

NIC, Inc. (a)	103	2,294

Perspecta, Inc.	151	4,005

Unisys Corp. *	194	2,297

Virtusa Corp. * (a)	22	1,003

		14,726

Life Sciences Tools & Services — 0.3%

10X Genomics, Inc., Class A * (a)	8	572

Adaptive Biotechnologies Corp. * (a)	18	523

Personalis, Inc. *	21	227

		1,322

Machinery — 1.9%

Columbus McKinnon Corp.	33	1,336

Hillenbrand, Inc.	46	1,536

Hurco Cos., Inc.	8	305

Meritor, Inc. *	47	1,237

Mueller Industries, Inc.	35	1,095

Park-Ohio Holdings Corp.	7	226

TriMas Corp. *	17	537

Wabash National Corp.	224	3,297

		9,569

Marine — 0.1%

Costamare, Inc. (Monaco)	53	505

Media — 2.3%

Central European Media Enterprises Ltd., Class A (Czech Republic) *	73	331

Fluent, Inc. *	123	308

Gray Television, Inc. * (a)	67	1,430

Liberty Latin America Ltd., Class A (Chile) *	172	3,322

Meredith Corp. (a)	43	1,380

Nexstar Media Group, Inc., Class A	15	1,729

Sinclair Broadcast Group, Inc., Class A	51	1,687

TEGNA, Inc.	66	1,095

		11,282

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — 0.9%

Commercial Metals Co.	64	1,429

Ramaco Resources, Inc. *	16	56

Ryerson Holding Corp. *	24	286

Warrior Met Coal, Inc.	102	2,148

Worthington Industries, Inc.	9	359

		4,278

Mortgage Real Estate Investment Trusts (REITs) — 1.2%

Apollo Commercial Real Estate Finance, Inc. (a)	34	629

Ladder Capital Corp.	36	644

PennyMac Mortgage Investment Trust	151	3,357

Redwood Trust, Inc. (a)	64	1,056

		5,686

Multi-Utilities — 0.2%

Black Hills Corp. (a)	14	1,074

Oil, Gas & Consumable Fuels — 2.0%

Amplify Energy Corp.	55	360

Arch Coal, Inc., Class A (a)	14	1,001

Berry Petroleum Corp.	138	1,298

CVR Energy, Inc.	36	1,445

Delek US Holdings, Inc. (a)	25	855

Denbury Resources, Inc. *	1,366	1,926

Dorian LPG Ltd. *	68	1,056

Gulfport Energy Corp. *	135	410

Hallador Energy Co.	8	23

REX American Resources Corp. *	1	62

W&T Offshore, Inc. *	219	1,220

		9,656

Paper & Forest Products — 1.2%

Boise Cascade Co.	49	1,782

Schweitzer-Mauduit International, Inc.	90	3,764

Verso Corp., Class A *	7	122

		5,668

Pharmaceuticals — 2.5%

Aclaris Therapeutics, Inc. * (a)	47	88

Arvinas, Inc. * (a)	1	43

Cara Therapeutics, Inc. * (a)	29	469

Dermira, Inc. * (a)	101	1,528

Endo International plc * (a)	569	2,667

Horizon Therapeutics plc *	73	2,645

Lannett Co., Inc. * (a)	190	1,673

Menlo Therapeutics, Inc. *	92	425

NGM Biopharmaceuticals, Inc. * (a)	66	1,224

Phibro Animal Health Corp., Class A	18	437

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Revance Therapeutics, Inc. * (a)	8	136

TherapeuticsMD, Inc. * (a)	170	411

WaVe Life Sciences Ltd. * (a)	39	313

Zynerba Pharmaceuticals, Inc. * (a)	78	470

		12,529

Professional Services — 2.0%

Acacia Research Corp. *	21	57

Barrett Business Services, Inc. (a)	45	4,028

CBIZ, Inc. *	52	1,397

CRA International, Inc.	8	449

Heidrick & Struggles International, Inc.	16	512

Kelly Services, Inc., Class A (a)	21	463

Korn Ferry (a)	10	429

TriNet Group, Inc. *	8	470

TrueBlue, Inc. *	85	2,047

		9,852

Real Estate Management & Development — 0.1%

Jones Lang LaSalle, Inc.	3	526

Road & Rail — 0.5%

ArcBest Corp.	68	1,880

Avis Budget Group, Inc. *	13	427

Covenant Transportation Group, Inc., Class A *	8	97

		2,404

Semiconductors & Semiconductor Equipment — 3.1%

Advanced Energy Industries, Inc. * (a)	23	1,608

Alpha & Omega Semiconductor Ltd. *	99	1,343

Ichor Holdings Ltd. *	37	1,217

NeoPhotonics Corp. *	132	1,168

NVE Corp.	10	714

Onto Innovation, Inc. * (a)	41	1,516

Rambus, Inc. *	262	3,612

SMART Global Holdings, Inc. *	49	1,855

Ultra Clean Holdings, Inc. *	49	1,143

Xperi Corp.	65	1,201

		15,377

Software — 2.9%

ACI Worldwide, Inc. *	33	1,242

Avaya Holdings Corp. * (a)	29	392

Bottomline Technologies DE, Inc. *	10	548

Cloudflare, Inc., Class A * (a)	124	2,121

Cornerstone OnDemand, Inc. *	50	2,907

MicroStrategy, Inc., Class A *	5	677

Progress Software Corp.	83	3,461

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

SPS Commerce, Inc. *	13	729

SVMK, Inc. *	29	514

TiVo Corp.	228	1,931

		14,522

Specialty Retail — 2.7%

Barnes & Noble Education, Inc. *	177	756

Hibbett Sports, Inc. *	67	1,884

Lithia Motors, Inc., Class A	4	632

Office Depot, Inc.	481	1,318

Rent-A-Center, Inc.	178	5,144

RH * (a)	6	1,174

Signet Jewelers Ltd.	7	161

Sportsman’s Warehouse Holdings, Inc. *	61	486

Tilly’s, Inc., Class A	62	761

Zumiez, Inc. * (a)	33	1,129

		13,445

Textiles, Apparel & Luxury Goods — 1.2%

Deckers Outdoor Corp. *	33	5,572

Kontoor Brands, Inc. (a)	13	546

		6,118

Thrifts & Mortgage Finance — 5.0%

Essent Group Ltd.	99	5,137

Flagstar Bancorp, Inc.	79	3,022

FS Bancorp, Inc.	3	187

HomeStreet, Inc. *	17	564

Luther Burbank Corp.	22	250

MGIC Investment Corp.	217	3,079

NMI Holdings, Inc., Class A * (a)	29	969

OceanFirst Financial Corp.	21	527

PennyMac Financial Services, Inc.	133	4,542

Radian Group, Inc.	107	2,702

Walker & Dunlop, Inc. (a)	58	3,766

		24,745

Trading Companies & Distributors — 2.4%

Aircastle Ltd.	83	2,660

Applied Industrial Technologies, Inc.	15	992

BMC Stock Holdings, Inc. *	101	2,895

GMS, Inc. *	72	1,950

MRC Global, Inc. *	197	2,689

Rush Enterprises, Inc., Class A	6	283

Veritiv Corp.* (a)	22	433

		11,902

INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	4	71

Total Common Stocks (Cost $405,491)		476,544

Short-Term Investments — 9.8%

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $14,774)	14,770	14,774

Investment of Cash Collateral from Securities Loaned — 6.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	28,000	28,002
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	5,623	5,623

Total Investment of Cash Collateral from Securities Loaned (Cost $33,624)		33,625

Total Short-term Investments (Cost $48,398)		48,399

Total Investments — 106.5% (Cost $453,889)		524,943
Liabilities in Excess of Other Assets — (6.5)%		(32,157)

NET ASSETS — 100.0%		492,786

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $32,946,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Russell 2000 E-Mini Index	151	03/2020	USD	12,608	54

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.2%

Auto Components — 1.4%

LCI Industries (a)	921	98,702

Automobiles — 0.4%

Thor Industries, Inc. (a)	435	32,340

Banks — 10.0%

BankUnited, Inc.	1,979	72,367

Cadence BanCorp	2,572	46,633

Commerce Bancshares, Inc. (a)	1,332	90,474

Cullen/Frost Bankers, Inc. (a)	666	65,165

First Financial Bancorp	2,778	70,678

First Hawaiian, Inc.	2,901	83,698

First Horizon National Corp.	4,078	67,533

IBERIABANK Corp.	790	59,134

Western Alliance Bancorp (a)	1,636	93,276

Wintrust Financial Corp.	1,154	81,794

		730,752

Beverages — 0.7%

Cott Corp. (a)	3,579	48,964

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	1,215	79,364

Capital Markets — 5.1%

Assetmark Financial Holdings, Inc. *	556	16,126

Eaton Vance Corp.	1,085	50,649

FactSet Research Systems, Inc. (a)	197	52,890

Focus Financial Partners, Inc., Class A *	1,890	55,696

Lazard Ltd., Class A	1,858	74,257

Moelis & Co., Class A	1,681	53,671

Morningstar, Inc. (a)	434	65,658

		368,947

Chemicals — 3.6%

GCP Applied Technologies, Inc. *	2,632	59,765

PQ Group Holdings, Inc. *	3,794	65,189

Quaker Chemical Corp. (a)	520	85,508

Valvoline, Inc.	2,234	47,839

		258,301

Commercial Services & Supplies — 5.9%

Advanced Disposal Services, Inc. *	1,319	43,370

Brady Corp., Class A	1,665	95,337

BrightView Holdings, Inc. *	1,393	23,493

IAA, Inc. *	1,766	83,118

KAR Auction Services, Inc.	1,819	39,635

MSA Safety, Inc.	894	113,021

US Ecology, Inc. (a)	558	32,342

		430,316

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.2%

WillScot Corp. *	4,780	88,382

Containers & Packaging — 3.2%

AptarGroup, Inc.	1,445	167,071

Crown Holdings, Inc. *	941	68,287

		235,358

Distributors — 2.6%

Pool Corp.	878	186,383

Diversified Consumer Services — 0.5%

ServiceMaster Global Holdings, Inc. *	956	36,951

Electric Utilities — 1.3%

Portland General Electric Co. (a)	1,751	97,675

Electrical Equipment — 1.0%

Generac Holdings, Inc. *	716	71,974

Electronic Equipment, Instruments & Components — 0.6%

nLight, Inc. * (a)	2,119	42,964

Energy Equipment & Services — 1.4%

Core Laboratories NV (a)	1,053	39,679

Patterson-UTI Energy, Inc.	5,719	60,047

		99,726

Entertainment — 1.2%

Cinemark Holdings, Inc. (a)	2,554	86,465

Equity Real Estate Investment Trusts (REITs) — 5.6%

CubeSmart	2,508	78,958

EastGroup Properties, Inc.	855	113,393

National Retail Properties, Inc.	1,784	95,638

Outfront Media, Inc.	1,943	52,117

RLJ Lodging Trust	3,642	64,543

		404,649

Food & Staples Retailing — 3.5%

BJ’s Wholesale Club Holdings, Inc. * (a)	2,850	64,803

Performance Food Group Co. *	3,625	186,605

		251,408

Health Care Equipment & Supplies — 2.9%

Envista Holdings Corp. *	1,037	30,736

ICU Medical, Inc. *	366	68,460

West Pharmaceutical Services, Inc.	748	112,454

		211,650

Health Care Providers & Services — 4.5%

Encompass Health Corp. (a)	1,623	112,412

HealthEquity, Inc. * (a)	762	56,456

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Molina Healthcare, Inc. *	728	98,744

Premier, Inc., Class A *	1,647	62,379

		329,991

Hotels, Restaurants & Leisure — 1.2%

Monarch Casino & Resort, Inc. *	509	24,736

Planet Fitness, Inc., Class A *	442	33,014

Wendy’s Co. (The) (a)	1,439	31,967

		89,717

Insurance — 2.5%

Kinsale Capital Group, Inc.	896	91,053

RLI Corp. (a)	983	88,458

		179,511

Internet & Direct Marketing Retail — 0.4%

Grubhub, Inc. * (a)	622	30,272

IT Services — 0.8%

CoreLogic, Inc. * (a)	1,298	56,720

Leisure Products — 2.4%

Acushnet Holdings Corp. (a)	1,801	58,547

Brunswick Corp.	1,915	114,867

Malibu Boats, Inc., Class A *	88	3,589

		177,003

Life Sciences Tools & Services — 1.0%

Syneos Health, Inc. * (a)	1,174	69,839

Machinery — 10.0%

Altra Industrial Motion Corp.	1,944	70,376

Douglas Dynamics, Inc.	996	54,773

Gates Industrial Corp. plc * (a)	4,343	59,760

Lincoln Electric Holdings, Inc. (a)	1,147	110,959

RBC Bearings, Inc. *	621	98,355

Toro Co. (The)	2,406	191,675

Welbilt, Inc. * (a)	2,779	43,379

Woodward, Inc.	837	99,192

		728,469

Media — 0.4%

EW Scripps Co. (The), Class A	1,895	29,777

Multi-Utilities — 1.3%

NorthWestern Corp.	1,353	96,957

Oil, Gas & Consumable Fuels — 0.6%

Cimarex Energy Co.	814	42,728

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 2.4%

Catalent, Inc. *	2,280	128,366

Prestige Consumer Healthcare, Inc. *	1,135	45,969

		174,335

Real Estate Management & Development — 1.1%

Cushman & Wakefield plc *	3,905	79,820

Road & Rail — 1.9%

Knight-Swift Transportation Holdings, Inc. (a)	2,022	72,463

Landstar System, Inc.	596	67,880

		140,343

Semiconductors & Semiconductor Equipment — 2.1%

Cabot Microelectronics Corp. (a)	677	97,760

Power Integrations, Inc.	550	54,429

		152,189

Software — 7.5%

Aspen Technology, Inc. *	580	70,156

Bill.Com Holdings, Inc. *	246	9,353

Blackbaud, Inc. (a)	763	60,706

Cision Ltd. * (a)	3,798	37,862

Cornerstone OnDemand, Inc. * (a)	995	58,278

Envestnet, Inc. * (a)	571	39,759

Guidewire Software, Inc. * (a)	635	69,664

Medallia, Inc. * (a)	396	12,331

Q2 Holdings, Inc. * (a)	1,043	84,586

SailPoint Technologies Holding, Inc. * (a)	1,294	30,550

Tyler Technologies, Inc. * (a)	232	69,587

		542,832

Specialty Retail — 0.0% (b)

National Vision Holdings, Inc. *	113	3,652

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc. (a)	583	63,772

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	1,119	74,610

Total Common Stocks (Cost $4,744,907)		6,923,808

Exchange-Traded Funds — 0.4%

U.S. Equity — 0.4%

iShares Russell 2000 ETF (a) (Cost $30,136)	196	32,447

Short-Term Investments — 8.5%

Investment Companies — 4.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $333,076)	332,976	333,076

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — 3.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	253,017	253,043

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	30,027	30,027

Total Investment of Cash Collateral from Securities Loaned (Cost $283,062)		283,070

Total Short-Term Investments (Cost $616,138)		616,146

Total Investments — 104.1% (Cost $5,391,181)		7,572,401
Liabilities in Excess of Other Assets — (4.1)%		(299,372)

NET ASSETS — 100.0%		7,273,029

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $270,653,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 0.8%

Hexcel Corp.	375	27,481

Auto Components — 0.7%

Fox Factory Holding Corp. * (a)	322	22,410

Automobiles — 1.2%

Winnebago Industries, Inc. (a)	747	39,579

Banks — 2.1%

First Financial Bankshares, Inc. (a)	864	30,322

Signature Bank	148	20,242

Webster Financial Corp.	320	17,055

		67,619

Biotechnology — 12.0%

ACADIA Pharmaceuticals, Inc. *	527	22,562

Adverum Biotechnologies, Inc. * (a)	351	4,043

Amicus Therapeutics, Inc. *	1,673	16,297

Atara Biotherapeutics, Inc. * (a)	925	15,231

Avrobio, Inc. * (a)	843	16,961

Biohaven Pharmaceutical Holding Co. Ltd. *	552	30,052

Bridgebio Pharma, Inc. * (a)	237	8,312

Coherus Biosciences, Inc. *	1,252	22,541

FibroGen, Inc. * (a)	753	32,287

G1 Therapeutics, Inc. * (a)	658	17,395

Global Blood Therapeutics, Inc. *	172	13,684

Halozyme Therapeutics, Inc. * (a)	1,861	32,991

Heron Therapeutics, Inc. * (a)	993	23,343

Homology Medicines, Inc. * (a)	872	18,044

Intercept Pharmaceuticals, Inc. * (a)	264	32,660

Natera, Inc. * (a)	686	23,116

REGENXBIO, Inc. * (a)	461	18,871

Rubius Therapeutics, Inc. * (a)	451	4,284

Sage Therapeutics, Inc. *	144	10,420

Twist Bioscience Corp. * (a)	901	18,912

Viela Bio, Inc. * (a)	385	10,451

		392,457

Building Products — 4.5%

Advanced Drainage Systems, Inc.	1,240	48,150

Simpson Manufacturing Co., Inc.	610	48,932

Trex Co., Inc. * (a)	551	49,479

		146,561

Capital Markets — 0.9%

Evercore, Inc., Class A	390	29,156

Chemicals — 0.3%

Ferro Corp. *	711	10,544

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 3.0%

Brink’s Co. (The) (a)	414	37,523

MSA Safety, Inc. (a)	477	60,316

		97,839

Communications Equipment — 0.7%

Ciena Corp. *	578	24,692

Distributors — 1.2%

Pool Corp.	185	39,285

Diversified Consumer Services — 1.0%

Bright Horizons Family Solutions, Inc. *	215	32,314

Electrical Equipment — 2.0%

Generac Holdings, Inc. *	650	65,394

Electronic Equipment, Instruments & Components — 0.9%

Littelfuse, Inc. (a)	156	29,900

Entertainment — 1.6%

Glu Mobile, Inc. * (a)	2,033	12,302

Sciplay Corp., Class A *	818	10,051

World Wrestling Entertainment, Inc., Class A (a)	443	28,766

		51,119

Equity Real Estate Investment Trusts (REITs) — 2.8%

CubeSmart	613	19,285

EastGroup Properties, Inc.	208	27,624

National Health Investors, Inc.	243	19,819

Terreno Realty Corp.	461	24,952

		91,680

Food & Staples Retailing — 2.6%

Grocery Outlet Holding Corp. * (a)	543	17,625

Performance Food Group Co. *	1,327	68,321

		85,946

Food Products — 1.4%

Freshpet, Inc. *	785	46,359

Health Care Equipment & Supplies — 4.1%

Insulet Corp. *	201	34,469

iRhythm Technologies, Inc. * (a)	492	33,519

Nevro Corp. * (a)	414	48,650

Shockwave Medical, Inc. * (a)	405	17,805

		134,443

Health Care Providers & Services — 2.4%

Acadia Healthcare Co., Inc. * (a)	709	23,560

Amedisys, Inc. * (a)	333	55,509

		79,069

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 2.3%

Evolent Health, Inc., Class A * (a)	1,486	13,444

Teladoc Health, Inc. *	726	60,810

		74,254

Hotels, Restaurants & Leisure — 4.6%

Boyd Gaming Corp.	1,609	48,163

Planet Fitness, Inc., Class A *	434	32,441

Red Rock Resorts, Inc., Class A	1,316	31,526

Texas Roadhouse, Inc.	701	39,468

		151,598

Household Durables — 0.6%

TRI Pointe Group, Inc. *	1,354	21,102

Insurance — 0.9%

eHealth, Inc. * (a)	301	28,946

Internet & Direct Marketing Retail — 0.7%

Farfetch Ltd., Class A (United Kingdom) * (a)	1,286	13,313

RealReal, Inc. (The) * (a)	432	8,135

		21,448

IT Services — 3.3%

ManTech International Corp., Class A	642	51,257

MongoDB, Inc. * (a)	163	21,517

Wix.com Ltd. (Israel) * (a)	279	34,140

		106,914

Life Sciences Tools & Services — 0.7%

10X Genomics, Inc., Class A * (a)	135	10,294

Adaptive Biotechnologies Corp. * (a)	186	5,567

Personalis, Inc. * (a)	527	5,747

		21,608

Machinery — 5.1%

Chart Industries, Inc. * (a)	408	27,564

Graco, Inc.	526	27,331

ITT, Inc.	595	43,992

John Bean Technologies Corp. (a)	485	54,628

Oshkosh Corp.	137	12,922

		166,437

Marine — 0.6%

Kirby Corp. * (a)	229	20,522

Media — 1.2%

New York Times Co. (The), Class A (a)	1,221	39,264

Multiline Retail — 0.5%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	247	16,155

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 3.6%

Horizon Therapeutics plc * (a)	1,333	48,252

Optinose, Inc. *	1,113	10,264

Revance Therapeutics, Inc.* (a)	1,501	24,355

TherapeuticsMD, Inc. *	4,708	11,394

Tricida, Inc.* (a)	643	24,282

		118,547

Professional Services — 0.4%

FTI Consulting, Inc. *	111	12,283

Road & Rail — 1.4%

Saia, Inc. * (a)	501	46,619

Semiconductors & Semiconductor Equipment — 6.3%

Entegris, Inc.	862	43,153

Inphi Corp. *	574	42,500

MKS Instruments, Inc.	424	46,625

Monolithic Power Systems, Inc. (a)	188	33,427

Semtech Corp. *	757	40,024

		205,729

Software — 11.4%

Anaplan, Inc. *	670	35,125

Bill.Com Holdings, Inc. *	188	7,144

Coupa Software, Inc. *	156	22,794

CyberArk Software Ltd. * (a)	283	32,954

Dynatrace, Inc. * (a)	1,012	25,607

Elastic NV * (a)	402	25,844

Envestnet, Inc. *	696	48,470

Globant SA (Argentina) *	14	1,529

HubSpot, Inc. *	141	22,401

Medallia, Inc. * (a)	519	16,159

PagerDuty, Inc. * (a)	343	8,016

Proofpoint, Inc. *	317	36,419

SailPoint Technologies Holding, Inc. *	420	9,910

Smartsheet, Inc., Class A *	646	28,999

Trade Desk, Inc. (The), Class A * (a)	48	12,574

Zendesk, Inc. *	217	16,661

Zscaler, Inc. * (a)	475	22,086

		372,692

Specialty Retail — 4.3%

Aaron’s, Inc.	225	12,844

Hudson Ltd., Class A *	2,034	31,203

Lithia Motors, Inc., Class A (a)	287	42,202

National Vision Holdings, Inc. *	1,684	54,612

		140,861

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.7%

Wolverine World Wide, Inc.	695	23,466

Trading Companies & Distributors — 4.0%

Applied Industrial Technologies, Inc.	429	28,594

H&E Equipment Services, Inc.	697	23,313

Rush Enterprises, Inc., Class A	773	35,933

SiteOne Landscape Supply, Inc. * (a)	463	41,969

		129,809

Total Common Stocks (Cost $2,411,990)		3,232,101

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada) * ‡ (Cost $—)	927	—	(c)

	SHARES (000)
Short-Term Investments — 9.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (d) (e) (Cost $37,125)	37,114	37,125

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (d) (e)	234,016	234,039
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (d) (e)	26,845	26,845

Total Investment of Cash Collateral from Securities Loaned (Cost $260,874)		260,884

Total Short-Term Investments (Cost $297,999)		298,009

Total Investments — 107.9% (Cost $2,709,989)		3,530,110
Liabilities in Excess of Other Assets — (7.9)%		(258,233)

NET ASSETS — 100.0%		3,271,877

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $255,206,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.1%

Aerospace & Defense — 0.4%

Moog, Inc., Class A	67	5,726

Air Freight & Logistics — 0.5%

Echo Global Logistics, Inc. *	289	5,972

Airlines — 0.3%

Hawaiian Holdings, Inc.	119	3,494

Auto Components — 0.7%

Adient plc * (a)	113	2,393

Cooper-Standard Holdings, Inc. *	6	199

Gentherm, Inc. *	99	4,394

Stoneridge, Inc. *	90	2,645

		9,631

Banks — 18.2%

1st Source Corp. (a)	85	4,384

American National Bankshares, Inc.	5	198

Atlantic Capital Bancshares, Inc. *	60	1,097

Atlantic Union Bankshares Corp.	7	244

BancFirst Corp.	98	6,144

BancorpSouth Bank	61	1,907

BankFinancial Corp.	176	2,305

Banner Corp.	33	1,867

Brookline Bancorp, Inc.	181	2,981

Bryn Mawr Bank Corp.	24	998

Cadence BanCorp	13	239

Cathay General Bancorp	161	6,137

Central Pacific Financial Corp.	350	10,362

Central Valley Community Bancorp	19	410

Century Bancorp, Inc., Class A (a)	3	279

Citizens & Northern Corp.	15	429

City Holding Co.	50	4,122

Columbia Banking System, Inc.	155	6,322

Community Bank System, Inc. (a)	106	7,541

Community Trust Bancorp, Inc.	96	4,457

East West Bancorp, Inc.	10	465

Enterprise Financial Services Corp.	166	7,984

Financial Institutions, Inc.	54	1,746

First Bancorp	24	946

First BanCorp (Puerto Rico)	947	10,032

First Citizens BancShares, Inc., Class A (a)	7	3,459

First Commonwealth Financial Corp. (a)	754	10,939

First Community Bankshares, Inc.	47	1,464

First Financial Corp.	16	741

First Hawaiian, Inc.	74	2,135

First Interstate BancSystem, Inc., Class A	27	1,147

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Flushing Financial Corp.	114	2,467

Glacier Bancorp, Inc. (a)	166	7,625

Great Southern Bancorp, Inc.	29	1,830

Great Western Bancorp, Inc.	80	2,783

Hancock Whitney Corp.	20	887

Hilltop Holdings, Inc.	188	4,677

Home BancShares, Inc. (a)	301	5,918

Hope Bancorp, Inc.	502	7,456

Independent Bank Corp.	43	972

Investors Bancorp, Inc.	761	9,071

Lakeland Financial Corp. (a)	33	1,595

Mercantile Bank Corp. (a)	15	547

OFG Bancorp (Puerto Rico)	82	1,924

People’s United Financial, Inc.	66	1,117

Preferred Bank	14	823

Republic Bancorp, Inc., Class A	15	716

S&T Bancorp, Inc.	18	717

South State Corp.	129	11,212

Stock Yards Bancorp, Inc. (a)	15	616

Tompkins Financial Corp. (a)	18	1,601

TriState Capital Holdings, Inc. * (a)	20	522

Trustmark Corp. (a)	450	15,540

UMB Financial Corp. (a)	174	11,950

Umpqua Holdings Corp.	461	8,168

United Bankshares, Inc. (a)	410	15,843

Valley National Bancorp	36	410

Washington Trust Bancorp, Inc.	30	1,592

Webster Financial Corp.	87	4,658

West Bancorp, Inc.	10	258

Westamerica Bancorp (a)	217	14,713

		241,689

Biotechnology — 2.1%

Acorda Therapeutics, Inc. *	26	53

Arcus Biosciences, Inc. *	259	2,612

Enanta Pharmaceuticals, Inc. * (a)	27	1,686

Epizyme, Inc. * (a)	234	5,764

Fate Therapeutics, Inc. * (a)	136	2,656

Five Prime Therapeutics, Inc. *	126	577

Iovance Biotherapeutics, Inc. * (a)	225	6,239

Medicines Co. (The) *	95	8,061

		27,648

Building Products — 1.4%

Armstrong Flooring, Inc. *	33	142

Builders FirstSource, Inc. *	529	13,447

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Building Products — continued

Masonite International Corp. *	43	3,120

Quanex Building Products Corp.	115	1,964

		18,673

Capital Markets — 0.9%

Brightsphere Investment Group, Inc.	83	850

Donnelley Financial Solutions, Inc. *	141	1,480

Moelis & Co., Class A (a)	11	361

Oppenheimer Holdings, Inc., Class A	12	316

Stifel Financial Corp. (a)	154	9,340

		12,347

Chemicals — 1.0%

FutureFuel Corp.	173	2,141

Minerals Technologies, Inc.	106	6,091

Trinseo SA	141	5,258

		13,490

Commercial Services & Supplies — 2.2%

ABM Industries, Inc. (a)	218	8,236

ACCO Brands Corp.	1,062	9,938

Deluxe Corp.	91	4,523

Ennis, Inc.	65	1,412

Quad/Graphics, Inc. (a)	523	2,441

VSE Corp.	71	2,686

		29,236

Communications Equipment — 0.3%

Comtech Telecommunications Corp. (a)	28	983

NetScout Systems, Inc. *	97	2,330

		3,313

Construction & Engineering — 1.6%

EMCOR Group, Inc.	156	13,489

MYR Group, Inc. *	135	4,413

Sterling Construction Co., Inc. *	84	1,177

Tutor Perini Corp. * (a)	171	2,195

		21,274

Consumer Finance — 0.3%

Nelnet, Inc., Class A	71	4,135

Containers & Packaging — 0.1%

Myers Industries, Inc.	43	712

Distributors — 0.3%

Core-Mark Holding Co., Inc.	169	4,601

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 0.9%

Houghton Mifflin Harcourt Co. *	429	2,680

K12, Inc. *	436	8,869

		11,549

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	25	552

Diversified Telecommunication Services — 0.3%

Consolidated Communications Holdings, Inc. (a)	1,161	4,505

Electric Utilities — 1.2%

IDACORP, Inc.	12	1,303

Portland General Electric Co.	253	14,093

Spark Energy, Inc., Class A	73	677

		16,073

Electrical Equipment — 0.5%

American Superconductor Corp. *	269	2,108

Bloom Energy Corp., Class A *	11	78

Powell Industries, Inc. (a)	93	4,576

		6,762

Electronic Equipment, Instruments & Components — 1.9%

Bel Fuse, Inc., Class B	64	1,310

Benchmark Electronics, Inc.	314	10,786

Fabrinet (Thailand) *	89	5,764

OSI Systems, Inc. *	9	886

Tech Data Corp. *	46	6,548

		25,294

Energy Equipment & Services — 1.3%

Dril-Quip, Inc. * (a)	45	2,106

Era Group, Inc. *	65	663

FTS International, Inc. *	75	78

Matrix Service Co. *	307	7,031

NexTier Oilfield Solutions, Inc. * (a)	133	894

SEACOR Holdings, Inc. *	136	5,869

		16,641

Entertainment — 0.3%

Eros International plc (India) * (a)	1,181	4,003

Equity Real Estate Investment Trusts (REITs) — 9.8%

Acadia Realty Trust	106	2,749

Agree Realty Corp. (a)	9	603

Alexander & Baldwin, Inc. (a)	156	3,263

American Assets Trust, Inc.	233	10,690

Ashford Hospitality Trust, Inc.	604	1,684

Braemar Hotels & Resorts, Inc.	167	1,493

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Cedar Realty Trust, Inc.	214	631

City Office REIT, Inc.	139	1,873

CoreCivic, Inc.	61	1,064

CorEnergy Infrastructure Trust, Inc. (a)	43	1,912

CoreSite Realty Corp.	34	3,846

DiamondRock Hospitality Co.	854	9,463

Easterly Government Properties, Inc.	213	5,054

First Industrial Realty Trust, Inc.	163	6,779

Franklin Street Properties Corp.	140	1,199

Front Yard Residential Corp.	65	796

GEO Group, Inc. (The)	344	5,717

Getty Realty Corp.	164	5,385

Gladstone Commercial Corp.	179	3,913

Hersha Hospitality Trust	48	700

Highwoods Properties, Inc.	23	1,140

Industrial Logistics Properties Trust	29	639

Kite Realty Group Trust	70	1,365

Lexington Realty Trust	356	3,778

Mack-Cali Realty Corp.	224	5,186

Pebblebrook Hotel Trust (a)	213	5,716

Physicians Realty Trust	143	2,701

Piedmont Office Realty Trust, Inc., Class A	271	6,036

PotlatchDeltic Corp.	10	428

PS Business Parks, Inc.	23	3,841

Retail Opportunity Investments Corp.	244	4,311

RLJ Lodging Trust	66	1,170

Saul Centers, Inc.	9	486

Service Properties Trust	25	601

STAG Industrial, Inc.	126	3,968

Sunstone Hotel Investors, Inc.	972	13,532

Terreno Realty Corp.	38	2,068

UMH Properties, Inc.	27	426

Urstadt Biddle Properties, Inc., Class A	61	1,503

Xenia Hotels & Resorts, Inc.	154	3,334

		131,043

Food & Staples Retailing — 0.1%

Grocery Outlet Holding Corp. * (a)	33	1,074

Rite Aid Corp. * (a)	46	707

		1,781

Food Products — 1.2%

Darling Ingredients, Inc. *	83	2,325

Sanderson Farms, Inc.	81	14,256

		16,581

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 1.5%

Northwest Natural Holding Co.	76	5,611

ONE Gas, Inc.	25	2,367

Southwest Gas Holdings, Inc.	117	8,919

Spire, Inc.	40	3,291

		20,188

Health Care Equipment & Supplies — 0.3%

Varex Imaging Corp. *	127	3,771

Health Care Providers & Services — 1.7%

American Renal Associates Holdings, Inc. * (a)	71	740

Cross Country Healthcare, Inc. *	180	2,094

Diplomat Pharmacy, Inc. *	406	1,625

Magellan Health, Inc. *	166	12,989

Owens & Minor, Inc. (a)	835	4,319

Patterson Cos., Inc. (a)	56	1,141

		22,908

Health Care Technology — 0.9%

Allscripts Healthcare Solutions, Inc. *	1,172	11,507

Computer Programs & Systems, Inc. (a)	24	631

		12,138

Hotels, Restaurants & Leisure — 1.0%

Boyd Gaming Corp.	68	2,030

Brinker International, Inc. (a)	268	11,269

Red Lion Hotels Corp. * (a)	149	557

		13,856

Household Durables — 2.8%

Helen of Troy Ltd. * (a)	11	1,942

KB Home	219	7,498

Meritage Homes Corp. * (a)	49	2,982

Sonos, Inc. *	602	9,398

Taylor Morrison Home Corp. *	35	772

TRI Pointe Group, Inc. *	974	15,175

		37,767

Independent Power and Renewable Electricity Producers — 1.3%

Atlantic Power Corp. *	1,612	3,756

Clearway Energy, Inc.	319	6,103

Clearway Energy, Inc., Class C (a)	366	7,298

		17,157

Insurance — 2.4%

Ambac Financial Group, Inc. * (a)	88	1,903

American Equity Investment Life Holding Co.	265	7,943

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

AMERISAFE, Inc.	75	4,946

Argo Group International Holdings Ltd.	12	816

CNO Financial Group, Inc.	482	8,742

Global Indemnity Ltd. (Cayman Islands)	9	270

Hallmark Financial Services, Inc. *	57	1,005

Heritage Insurance Holdings, Inc.	78	1,032

Horace Mann Educators Corp.	18	764

MBIA, Inc. * (a)	193	1,790

Primerica, Inc.	8	1,097

Third Point Reinsurance Ltd. (Bermuda) *	98	1,028

		31,336

Internet & Direct Marketing Retail — 0.6%

Stamps.com, Inc. *	87	7,291

IT Services — 0.8%

KBR, Inc.	185	5,652

Perficient, Inc. *	78	3,607

Unisys Corp. *	141	1,672

		10,931

Machinery — 2.5%

AGCO Corp.	74	5,740

Astec Industries, Inc.	105	4,401

Douglas Dynamics, Inc.	118	6,512

EnPro Industries, Inc.	16	1,077

Graham Corp.	20	438

Harsco Corp. *	25	577

Hurco Cos., Inc.	35	1,354

LB Foster Co., Class A *	26	502

Wabash National Corp. (a)	867	12,739

		33,340

Media — 1.7%

Cumulus Media, Inc., Class A *	155	2,715

Gannett Co., Inc. (a)	213	1,356

Hemisphere Media Group, Inc. *	234	3,481

Liberty Latin America Ltd., Class A (Chile) *	151	2,912

Liberty Latin America Ltd., Class C (Chile) * (a)	196	3,822

Sinclair Broadcast Group, Inc., Class A	147	4,894

WideOpenWest, Inc. * (a)	384	2,850

		22,030

Metals & Mining — 1.3%

Century Aluminum Co. * (a)	258	1,936

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — continued

Warrior Met Coal, Inc.	262	5,528

Worthington Industries, Inc.	236	9,933

		17,397

Mortgage Real Estate Investment Trusts (REITs) — 2.7%

ARMOUR Residential REIT, Inc. (a)	208	3,724

Blackstone Mortgage Trust, Inc., Class A (a)	309	11,509

Cherry Hill Mortgage Investment Corp. (a)	158	2,300

Exantas Capital Corp.	45	528

Invesco Mortgage Capital, Inc.	299	4,978

Ladder Capital Corp.	383	6,913

Two Harbors Investment Corp.	394	5,765

		35,717

Multi-Utilities — 1.4%

Avista Corp.	120	5,761

Black Hills Corp.	151	11,867

Unitil Corp.	17	1,039

		18,667

Oil, Gas & Consumable Fuels — 4.0%

Amplify Energy Corp.	344	2,273

Arch Coal, Inc., Class A (a)	103	7,375

CNX Resources Corp. *	495	4,383

Delek US Holdings, Inc. (a)	416	13,952

Green Plains, Inc. (a)	230	3,549

Gulfport Energy Corp. *	1,473	4,478

Peabody Energy Corp.	81	742

Renewable Energy Group, Inc. * (a)	72	1,935

REX American Resources Corp. *	96	7,876

W&T Offshore, Inc. *	999	5,552

Whiting Petroleum Corp. * (a)	189	1,390

		53,505

Paper & Forest Products — 1.6%

Boise Cascade Co.	74	2,703

Domtar Corp.	67	2,547

Louisiana-Pacific Corp.	164	4,857

Schweitzer-Mauduit International, Inc.	176	7,407

Verso Corp., Class A *	176	3,168

		20,682

Pharmaceuticals — 1.5%

Endo International plc * (a)	1,397	6,551

Intra-Cellular Therapies, Inc. * (a)	104	3,551

Lannett Co., Inc. * (a)	545	4,811

Prestige Consumer Healthcare, Inc. *	127	5,123

		20,036

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 2.9%

Acacia Research Corp. *	369	980

Barrett Business Services, Inc.	87	7,899

FTI Consulting, Inc. *	112	12,438

Heidrick & Struggles International, Inc.	48	1,560

Huron Consulting Group, Inc. *	145	9,992

Kelly Services, Inc., Class A (a)	59	1,326

TrueBlue, Inc. *	201	4,846

		39,041

Road & Rail — 0.6%

ArcBest Corp.	289	7,968

Covenant Transportation Group, Inc., Class A *	34	437

		8,405

Semiconductors & Semiconductor Equipment — 4.2%

Amkor Technology, Inc. *	584	7,591

Cirrus Logic, Inc. *	90	7,375

NeoPhotonics Corp. *	566	4,993

Rambus, Inc. *	1,073	14,785

Synaptics, Inc. *	150	9,892

Veeco Instruments, Inc. * (a)	319	4,689

Xperi Corp.	385	7,128

		56,453

Software — 2.2%

ACI Worldwide, Inc. * (a)	196	7,441

Fair Isaac Corp. *	10	3,634

MicroStrategy, Inc., Class A *	17	2,453

SecureWorks Corp., Class A *	112	1,858

Synchronoss Technologies, Inc. * (a)	121	574

TiVo Corp.	1,581	13,409

		29,369

Specialty Retail — 2.7%

Abercrombie & Fitch Co., Class A (a)	442	7,639

Barnes & Noble Education, Inc. *	748	3,194

Cato Corp. (The), Class A	116	2,011

Express, Inc. * (a)	430	2,096

Haverty Furniture Cos., Inc.	2	33

Hibbett Sports, Inc. * (a)	309	8,670

Murphy USA, Inc. *	26	3,054

Office Depot, Inc.	1,129	3,093

Sally Beauty Holdings, Inc. * (a)	111	2,033

Zumiez, Inc. * (a)	108	3,713

		35,536

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.7%

Deckers Outdoor Corp. *	27	4,542

Fossil Group, Inc. * (a)	324	2,550

G-III Apparel Group Ltd. *	23	761

Movado Group, Inc.	94	2,050

		9,903

Thrifts & Mortgage Finance — 4.1%

Essent Group Ltd.	84	4,341

First Defiance Financial Corp.	53	1,681

Luther Burbank Corp.	48	557

Meridian Bancorp, Inc.	242	4,870

MGIC Investment Corp.	444	6,297

Northfield Bancorp, Inc. (a)	487	8,251

Radian Group, Inc.	260	6,547

Territorial Bancorp, Inc.	12	384

United Community Financial Corp.	33	386

Washington Federal, Inc.	453	16,606

Waterstone Financial, Inc.	69	1,313

WSFS Financial Corp.	66	2,896

		54,129

Tobacco — 0.2%

Vector Group Ltd. (a)	170	2,278

Trading Companies & Distributors — 2.5%

BMC Stock Holdings, Inc. *	173	4,952

DXP Enterprises, Inc. *	90	3,579

Foundation Building Materials, Inc. *	93	1,800

MRC Global, Inc. *	392	5,343

NOW, Inc. * (a)	1,024	11,509

Titan Machinery, Inc. *	256	3,785

Veritiv Corp. * (a)	94	1,851

		32,819

Water Utilities — 0.2%

American States Water Co.	35	3,032

Total Common Stocks (Cost $1,052,447)		1,306,407

Short-term Investments — 8.4%

Investment Companies — 2.0%
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $26,287)	26,280	26,287

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — 6.4%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	73,012	73,020
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	12,287	12,287

Total Investment of Cash Collateral from Securities Loaned (Cost $85,306)		85,307

Total Short-term Investments (Cost $111,593)		111,594

Total Investments — 106.5% (Cost $1,164,040)		1,418,001
Liabilities in Excess of Other Assets — (6.5)%		(87,115)

Net Assets — 100.0%		1,330,886

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $82,472,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

Russell 2000 E-Mini Index	296	03/2020	USD	24,715	96

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 0.2%

Moog, Inc., Class A	24	2,069

Air Freight & Logistics — 0.2%

Echo Global Logistics, Inc. *	141	2,922

Auto Components — 1.0%

Gentherm, Inc. *	144	6,388

Stoneridge, Inc. *	256	7,512

		13,900

Banks — 8.6%

1st Source Corp.	41	2,138

Atlantic Union Bankshares Corp.	33	1,241

BancFirst Corp.	126	7,855

BancorpSouth Bank	169	5,303

BankFinancial Corp.	64	834

Banner Corp.	131	7,395

Brookline Bancorp, Inc.	168	2,760

Cadence BanCorp	10	187

Cathay General Bancorp	66	2,510

Central Pacific Financial Corp.	205	6,061

Central Valley Community Bancorp	15	330

Columbia Banking System, Inc. (a)	164	6,663

CVB Financial Corp. (a)	273	5,885

Enterprise Financial Services Corp.	39	1,871

First Commonwealth Financial Corp. (a)	276	3,999

First Community Bankshares, Inc.	18	568

First Hawaiian, Inc.	60	1,735

First Interstate BancSystem, Inc., Class A	42	1,758

Flushing Financial Corp.	56	1,207

Great Western Bancorp, Inc.	20	702

Hope Bancorp, Inc.	135	2,003

IBERIABANK Corp.	24	1,803

Independent Bank Corp.	78	1,774

Independent Bank Corp.	9	724

Investors Bancorp, Inc.	185	2,205

National Bank Holdings Corp., Class A	15	542

PacWest Bancorp	45	1,720

People’s United Financial, Inc. (a)	92	1,551

Simmons First National Corp., Class A	78	2,097

South State Corp.	10	841

TCF Financial Corp.	86	4,036

Trustmark Corp. (a)	413	14,257

UMB Financial Corp. (a)	41	2,795

United Bankshares, Inc.	121	4,676

Webster Financial Corp.	39	2,102

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

West Bancorp, Inc. (a)	27	684

Westamerica Bancorp (a)	152	10,303

		115,115

Biotechnology — 8.0%

ACADIA Pharmaceuticals, Inc. *	153	6,536

Aimmune Therapeutics, Inc. * (a)	92	3,068

Alector, Inc. * (a)	36	613

AMAG Pharmaceuticals, Inc. * (a)	18	221

Amicus Therapeutics, Inc. *	281	2,737

Arena Pharmaceuticals, Inc. * (a)	86	3,890

Atara Biotherapeutics, Inc. * (a)	94	1,556

Athenex, Inc. * (a)	224	3,422

Biohaven Pharmaceutical Holding Co. Ltd. *	105	5,699

Bluebird Bio, Inc. * (a)	14	1,250

Bridgebio Pharma, Inc. * (a)	70	2,450

Clovis Oncology, Inc. * (a)	277	2,889

CytomX Therapeutics, Inc. *	96	797

Eagle Pharmaceuticals, Inc. *	23	1,365

Eiger BioPharmaceuticals, Inc. * (a)	241	3,592

Flexion Therapeutics, Inc. * (a)	99	2,044

Forty Seven, Inc. * (a)	179	7,044

Global Blood Therapeutics, Inc. * (a)	92	7,349

Gritstone Oncology, Inc. * (a)	42	373

Homology Medicines, Inc. *	58	1,203

Intercept Pharmaceuticals, Inc. * (a)	54	6,738

La Jolla Pharmaceutical Co. * (a)	91	357

Mersana Therapeutics, Inc. *	586	3,359

Myriad Genetics, Inc. *	49	1,323

Principia Biopharma, Inc. * (a)	103	5,640

Protagonist Therapeutics, Inc. *	222	1,567

Puma Biotechnology, Inc. * (a)	66	577

REGENXBIO, Inc. * (a)	102	4,179

Sangamo Therapeutics, Inc. *	55	458

Sarepta Therapeutics, Inc. * (a)	25	3,181

Seres Therapeutics, Inc. * (a)	466	1,608

Solid Biosciences, Inc. *	89	396

Sutro Biopharma, Inc. *	33	364

Synlogic, Inc. *	183	471

TCR2 Therapeutics, Inc. *	71	1,020

TG Therapeutics, Inc. * (a)	198	2,195

UroGen Pharma Ltd. * (a)	121	4,041

Vanda Pharmaceuticals, Inc. *	143	2,340

Viela Bio, Inc. * (a)	91	2,462

Voyager Therapeutics, Inc. *	152	2,118

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Xencor, Inc. * (a)	109	3,732

Y-mAbs Therapeutics, Inc. *	10	303

		106,527

Building Products — 2.1%

Builders FirstSource, Inc. *	303	7,709

Continental Building Products, Inc. *	191	6,957

CSW Industrials, Inc.	90	6,967

Masonite International Corp. *	78	5,618

Quanex Building Products Corp.	20	349

		27,600

Capital Markets — 1.0%

Brightsphere Investment Group, Inc.	49	502

Cowen, Inc., Class A * (a)	56	879

Donnelley Financial Solutions, Inc. *	91	955

Houlihan Lokey, Inc.	111	5,406

Moelis & Co., Class A	30	961

Stifel Financial Corp. (a)	74	4,485

		13,188

Chemicals — 1.0%

FutureFuel Corp.	207	2,559

Minerals Technologies, Inc.	81	4,667

PolyOne Corp.	32	1,171

Stepan Co.	13	1,332

Trinseo SA	112	4,172

		13,901

Commercial Services & Supplies — 1.8%

ABM Industries, Inc.	42	1,573

ACCO Brands Corp.	884	8,271

Deluxe Corp.	82	4,070

Ennis, Inc.	231	4,996

HNI Corp.	80	3,009

Quad/Graphics, Inc. (a)	314	1,468

VSE Corp.	16	614

		24,001

Communications Equipment — 0.6%

Extreme Networks, Inc. * (a)	565	4,164

InterDigital, Inc. (a)	68	3,689

		7,853

Construction & Engineering — 2.7%

Comfort Systems USA, Inc.	86	4,272

EMCOR Group, Inc.	203	17,536

MasTec, Inc. * (a)	157	10,099

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — continued

MYR Group, Inc. *	81	2,654

Sterling Construction Co., Inc. *	125	1,755

		36,316

Consumer Finance — 0.5%

Credit Acceptance Corp. * (a)	7	3,218

FirstCash, Inc.	22	1,800

Green Dot Corp., Class A *	35	817

Nelnet, Inc., Class A	10	594

		6,429

Containers & Packaging — 0.2%

Graphic Packaging Holding Co.	90	1,490

Myers Industries, Inc.	83	1,380

		2,870

Distributors — 0.1%

Core-Mark Holding Co., Inc. (a)	71	1,939

Diversified Consumer Services — 0.6%

Houghton Mifflin Harcourt Co. * (a)	46	286

K12, Inc. *	394	8,014

		8,300

Diversified Telecommunication Services — 0.8%

Cogent Communications Holdings, Inc.	112	7,371

Consolidated Communications Holdings, Inc. (a)	1,006	3,901

		11,272

Electric Utilities — 1.0%

IDACORP, Inc.	12	1,282

PNM Resources, Inc.	59	2,982

Portland General Electric Co.	133	7,416

Spark Energy, Inc., Class A (a)	208	1,915

		13,595

Electrical Equipment — 1.3%

Bloom Energy Corp., Class A *	8	62

Generac Holdings, Inc. *	142	14,324

Powell Industries, Inc.	69	3,396

		17,782

Electronic Equipment, Instruments & Components — 2.0%

Benchmark Electronics, Inc.	115	3,966

Fabrinet (Thailand) *	76	4,933

Insight Enterprises, Inc. * (a)	39	2,741

OSI Systems, Inc. *	84	8,500

Tech Data Corp. *	22	3,102

TTM Technologies, Inc. *	252	3,791

		27,033

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Energy Equipment & Services — 0.7%

FTS International, Inc. *	16	17

Matrix Service Co. *	294	6,721

SEACOR Holdings, Inc. *	69	2,982

		9,720

Equity Real Estate Investment Trusts (REITs) — 6.7%

Agree Realty Corp.	9	603

Alexander & Baldwin, Inc.	34	711

American Assets Trust, Inc.	212	9,730

Americold Realty Trust (a)	165	5,798

Ashford Hospitality Trust, Inc.	300	837

CoreSite Realty Corp.	86	9,617

CubeSmart	53	1,654

DiamondRock Hospitality Co.	507	5,614

Easterly Government Properties, Inc.	52	1,241

EastGroup Properties, Inc.	27	3,642

Equity LifeStyle Properties, Inc.	40	2,823

First Industrial Realty Trust, Inc.	138	5,728

Four Corners Property Trust, Inc.	23	634

Front Yard Residential Corp.	31	386

GEO Group, Inc. (The)	302	5,017

Getty Realty Corp.	59	1,930

Gladstone Commercial Corp.	80	1,750

Hersha Hospitality Trust	64	925

Highwoods Properties, Inc.	29	1,423

Lexington Realty Trust	272	2,890

Mack-Cali Realty Corp.	70	1,624

National Retail Properties, Inc.	10	515

Pebblebrook Hotel Trust (a)	204	5,481

Physicians Realty Trust	117	2,207

Piedmont Office Realty Trust, Inc., Class A	193	4,286

PS Business Parks, Inc.	6	977

RLJ Lodging Trust	44	777

Saul Centers, Inc.	38	2,016

Sunstone Hotel Investors, Inc.	405	5,638

Taubman Centers, Inc.	14	441

Terreno Realty Corp.	16	883

UMH Properties, Inc.	27	420

Xenia Hotels & Resorts, Inc.	33	712

		88,930

Food & Staples Retailing — 0.1%

Grocery Outlet Holding Corp. * (a)	33	1,058

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.6%

Darling Ingredients, Inc. *	544	15,269

Sanderson Farms, Inc.	30	5,322

Seneca Foods Corp., Class A *	16	634

		21,225

Gas Utilities — 0.6%

New Jersey Resources Corp.	27	1,221

Northwest Natural Holding Co.	20	1,475

ONE Gas, Inc.	27	2,554

Southwest Gas Holdings, Inc.	40	3,016

		8,266

Health Care Equipment & Supplies — 3.5%

AngioDynamics, Inc. *	234	3,738

Integer Holdings Corp. *	191	15,350

Lantheus Holdings, Inc. *	62	1,264

Meridian Bioscience, Inc.	171	1,674

Nevro Corp. *	57	6,709

NuVasive, Inc. *	107	8,258

Orthofix Medical, Inc. *	38	1,750

Varex Imaging Corp. * (a)	276	8,216

		46,959

Health Care Providers & Services — 2.2%

Amedisys, Inc. *	10	1,749

Community Health Systems, Inc. * (a)	240	696

Cross Country Healthcare, Inc. *	312	3,622

Diplomat Pharmacy, Inc. * (a)	164	654

Magellan Health, Inc. *	149	11,675

Owens & Minor, Inc.	467	2,413

Patterson Cos., Inc. (a)	232	4,754

Surgery Partners, Inc. * (a)	109	1,713

Tenet Healthcare Corp. * (a)	60	2,281

		29,557

Health Care Technology — 1.9%

Allscripts Healthcare Solutions, Inc. *	1,479	14,513

Evolent Health, Inc., Class A * (a)	518	4,684

HealthStream, Inc. *	179	4,866

Livongo Health, Inc. * (a)	50	1,251

		25,314

Hotels, Restaurants & Leisure — 1.9%

Bloomin’ Brands, Inc.	410	9,053

Boyd Gaming Corp.	110	3,306

Brinker International, Inc. (a)	288	12,101

Red Lion Hotels Corp. * (a)	140	521

		24,981

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 3.2%

Hamilton Beach Brands Holding Co., Class A	32	614

KB Home	425	14,566

Sonos, Inc. * (a)	706	11,020

TRI Pointe Group, Inc. *	1,018	15,854

		42,054

Independent Power and Renewable Electricity Producers — 0.4%

Atlantic Power Corp. *	1,910	4,451

Clearway Energy, Inc.	73	1,399

		5,850

Insurance — 1.3%

American Equity Investment Life Holding Co.	13	391

CNO Financial Group, Inc.	134	2,422

First American Financial Corp.	26	1,544

Global Indemnity Ltd. (Cayman Islands)	16	461

Kemper Corp.	14	1,081

Kinsale Capital Group, Inc.	45	4,529

MBIA, Inc. * (a)	47	434

Primerica, Inc.	49	6,339

Third Point Reinsurance Ltd. (Bermuda) *	46	485

		17,686

Interactive Media & Services — 0.4%

Yelp, Inc. *	152	5,287

Internet & Direct Marketing Retail — 0.6%

Etsy, Inc. *	19	859

Groupon, Inc. *	401	959

Stamps.com, Inc. *	73	6,089

		7,907

IT Services — 1.9%

Brightcove, Inc. *	282	2,451

CACI International, Inc., Class A *	21	5,262

Euronet Worldwide, Inc. *	14	2,214

KBR, Inc.	62	1,900

NIC, Inc. (a)	63	1,416

Perficient, Inc. *	260	11,962

Unisys Corp. *	29	349

		25,554

Life Sciences Tools & Services — 0.8%

10X Genomics, Inc., Class A * (a)	21	1,609

Adaptive Biotechnologies Corp. * (a)	50	1,484

Medpace Holdings, Inc. *	75	6,319

Personalis, Inc. *	56	612

		10,024

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 3.1%

Actuant Corp., Class A	12	301

Astec Industries, Inc.	119	4,990

Douglas Dynamics, Inc.	183	10,090

EnPro Industries, Inc.	39	2,582

Graham Corp.	28	603

Harsco Corp. *	58	1,335

Kadant, Inc. (a)	35	3,737

LB Foster Co., Class A *	18	344

Meritor, Inc. *	136	3,559

Wabash National Corp. (a)	968	14,219

		41,760

Media — 1.2%

Gannett Co., Inc. (a)	98	624

Hemisphere Media Group, Inc. *	172	2,551

Nexstar Media Group, Inc., Class A (a)	43	5,065

Sinclair Broadcast Group, Inc., Class A	142	4,743

WideOpenWest, Inc. * (a)	346	2,570

		15,553

Metals & Mining — 1.0%

Kaiser Aluminum Corp.	10	1,064

Warrior Met Coal, Inc.	216	4,558

Worthington Industries, Inc.	193	8,157

		13,779

Mortgage Real Estate Investment Trusts (REITs) — 1.0%

Blackstone Mortgage Trust, Inc., Class A (a)	198	7,384

Cherry Hill Mortgage Investment Corp.	19	276

Invesco Mortgage Capital, Inc.	117	1,951

Ladder Capital Corp.	62	1,111

Two Harbors Investment Corp.	172	2,515

		13,237

Multi-Utilities — 0.4%

Black Hills Corp.	62	4,854

Oil, Gas & Consumable Fuels — 2.2%

Arch Coal, Inc., Class A (a)	51	3,655

CVR Energy, Inc.	15	597

Delek US Holdings, Inc.	251	8,406

Dorian LPG Ltd. *	4	68

Gulfport Energy Corp. * (a)	694	2,110

Peabody Energy Corp. (a)	49	449

Renewable Energy Group, Inc. * (a)	71	1,914

REX American Resources Corp. *	72	5,907

W&T Offshore, Inc. *	1,003	5,577

		28,683

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Paper & Forest Products — 0.9%

Boise Cascade Co.	73	2,672

Domtar Corp.	31	1,194

Louisiana-Pacific Corp.	119	3,526

Verso Corp., Class A *	258	4,655

		12,047

Personal Products — 0.4%

Edgewell Personal Care Co. *	36	1,117

Herbalife Nutrition Ltd. * (a)	27	1,310

Medifast, Inc.	10	1,128

USANA Health Sciences, Inc. *	16	1,237

		4,792

Pharmaceuticals — 3.1%

Arvinas, Inc. * (a)	3	124

Endo International plc * (a)	690	3,236

Horizon Therapeutics plc *	231	8,349

Lannett Co., Inc. * (a)	342	3,013

Menlo Therapeutics, Inc. *	76	354

MyoKardia, Inc. * (a)	99	7,186

Paratek Pharmaceuticals, Inc. * (a)	1,246	5,021

Prestige Consumer Healthcare, Inc. * (a)	147	5,958

Reata Pharmaceuticals, Inc., Class A *	41	8,449

resTORbio, Inc. *	56	84

		41,774

Professional Services — 2.5%

Barrett Business Services, Inc. (a)	128	11,616

Heidrick & Struggles International, Inc.	18	591

Huron Consulting Group, Inc. *	164	11,248

Kforce, Inc.	108	4,291

Korn Ferry	75	3,159

TrueBlue, Inc. *	124	2,990

		33,895

Road & Rail — 0.5%

ArcBest Corp.	218	6,004

Schneider National, Inc., Class B	40	866

		6,870

Semiconductors & Semiconductor Equipment — 4.0%

Amkor Technology, Inc. *	720	9,357

Cirrus Logic, Inc. *	144	11,896

NeoPhotonics Corp. *	201	1,777

Rambus, Inc. *	942	12,970

Synaptics, Inc. * (a)	120	7,891

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Veeco Instruments, Inc. *	247	3,623

Xperi Corp.	289	5,339

		52,853

Software — 5.6%

ACI Worldwide, Inc. *	393	14,875

Avaya Holdings Corp. * (a)	335	4,517

Box, Inc., Class A * (a)	228	3,821

Cloudflare, Inc., Class A *	28	474

CommVault Systems, Inc. *	321	14,327

Dynatrace, Inc. * (a)	175	4,415

j2 Global, Inc. (a)	57	5,356

Manhattan Associates, Inc. *	33	2,668

MicroStrategy, Inc., Class A *	14	1,933

Proofpoint, Inc. *	30	3,409

Qualys, Inc. * (a)	57	4,783

Synchronoss Technologies, Inc. * (a)	814	3,866

Telenav, Inc. *	127	618

TiVo Corp.	1,132	9,603

		74,665

Specialty Retail — 3.2%

Abercrombie & Fitch Co., Class A (a)	512	8,853

Barnes & Noble Education, Inc. *	554	2,366

Conn’s, Inc. * (a)	36	443

Five Below, Inc. *	10	1,228

Haverty Furniture Cos., Inc.	2	32

Hibbett Sports, Inc. * (a)	180	5,048

Murphy USA, Inc. * (a)	50	5,900

Office Depot, Inc.	1,119	3,067

Sally Beauty Holdings, Inc. *	25	451

Sleep Number Corp. * (a)	167	8,203

Tailored Brands, Inc. (a)	166	686

Zumiez, Inc. * (a)	184	6,358

		42,635

Textiles, Apparel & Luxury Goods — 1.4%

Crocs, Inc. *	58	2,444

Deckers Outdoor Corp. *	84	14,104

Fossil Group, Inc. * (a)	327	2,578

		19,126

Thrifts & Mortgage Finance — 3.1%

Capitol Federal Financial, Inc.	14	199

Essent Group Ltd.	83	4,336

First Defiance Financial Corp.	30	935

Meridian Bancorp, Inc.	404	8,123

MGIC Investment Corp.	315	4,462

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — continued

NMI Holdings, Inc., Class A *	41	1,345

Northfield Bancorp, Inc.	393	6,665

Radian Group, Inc.	80	2,002

Washington Federal, Inc.	348	12,766

		40,833

Trading Companies & Distributors — 1.7%

BMC Stock Holdings, Inc. *	95	2,723

DXP Enterprises, Inc. *	91	3,617

MRC Global, Inc. *	278	3,798

NOW, Inc. * (a)	865	9,717

Titan Machinery, Inc. *	74	1,096

Veritiv Corp. * (a)	56	1,093

		22,044

Water Utilities — 0.8%

American States Water Co.	122	10,540

Total Common Stocks (Cost $1,035,200)		1,302,924

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Alder Biopharmaceuticals, Inc. * ‡ (Cost $—)	187	164

	SHARES (000)
Short-Term Investments — 9.1%

Investment Companies — 0.7%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $9,495)	9,492	9,495

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	87,012	87,021

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	24,394	24,394

Total Investment of Cash Collateral from Securities Loaned (Cost $111,412)		111,415

Total Short-Term Investments (Cost $120,907)		120,910

Total Investments — 106.7% (Cost $1,156,107)		1,423,998
Liabilities in Excess of Other Assets — (6.7)%		(89,843)

NET ASSETS — 100.0%		1,334,155

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $108,465,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	382	03/2020	USD	31,895	110

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$430,958	$476,544	$6,956,255
Investments in affiliates, at value	7,198	14,774	333,076
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	33,927	33,625	283,070
Cash	16	16	492
Deposits at broker for futures contracts	—	547	—
Receivables:
Investment securities sold	—	695	801
Fund shares sold	1,327	14,786	3,099
Dividends from non-affiliates	369	566	7,032
Dividends from affiliates	1	1	16
Securities lending income (See Note 2.C.)	22	15	250
Variation margin on futures contracts	—	13	—

Total Assets	473,818	541,582	7,584,091

LIABILITIES:
Payables:
Investment securities purchased	—	14,507	728
Collateral received on securities loaned (See Note 2.C.)	33,927	33,625	283,070
Fund shares redeemed	488	204	21,100
Accrued liabilities:
Investment advisory fees	228	248	3,933
Administration fees	22	22	458
Distribution fees	51	4	250
Service fees	63	18	946
Custodian and accounting fees	15	14	27
Trustees’ and Chief Compliance Officer’s fees	1	1	—
Other	111	153	550

Total Liabilities	34,906	48,796	311,062

Net Assets	$438,912	$492,786	$7,273,029

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$368,887	$427,603	$5,077,974
Total distributable earnings (loss)	70,025	65,183	2,195,055

Total Net Assets	$438,912	$492,786	$7,273,029

Net Assets:
Class A	$136,538	$5,483	$851,677
Class C	34,609	2,467	106,662
Class I	142,821	18,953	3,394,469
Class R2	—	202	9,134
Class R3	—	5,685	2,950
Class R4	—	2,587	541
Class R5	—	226,890	1,232,025
Class R6	124,944	230,519	1,675,571

Total	$438,912	$492,786	$7,273,029

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,591	107	16,697
Class C	2,612	49	2,941
Class I	5,712	368	56,705
Class R2	—	4	183
Class R3	—	110	58
Class R4	—	50	9
Class R5	—	4,390	20,531
Class R6	4,986	4,468	27,936

Net Asset Value (a):
Class A — Redemption price per share	$20.71	$51.32	$51.01
Class C — Offering price per share (b)	13.25	50.58	36.27
Class I — Offering and redemption price per share	25.00	51.54	59.86
Class R2 — Offering and redemption price per share	—	51.33	49.95
Class R3 — Offering and redemption price per share	—	51.45	50.65
Class R4 — Offering and redemption price per share	—	51.56	59.78
Class R5 — Offering and redemption price per share	—	51.69	60.01
Class R6 — Offering and redemption price per share	25.06	51.59	59.98
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$21.86	$54.16	$53.84

Cost of investments in non-affiliates	$351,715	$405,491	$4,775,043
Cost of investments in affiliates	7,198	14,774	333,076
Investment securities on loan, at value (See Note 2.C.)	33,180	32,946	270,653
Cost of investment of cash collateral (See Note 2.C.)	33,926	33,624	283,062

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$3,232,101		$1,306,407	$1,303,088
Investments in affiliates, at value	37,125		26,287	9,495
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	260,884		85,307	111,415
Cash	73		52	33
Deposits at broker for futures contracts	—		1,262	476
Receivables:
Investment securities sold	—		2,669	25,465
Fund shares sold	9,628		485	1,524
Dividends from non-affiliates	1,247		2,787	1,463
Dividends from affiliates	2		1	—	(a)
Securities lending income (See Note 2.C.)	284		27	185
Variation margin on futures contracts	—		28	29

Total Assets	3,541,344		1,425,312	1,453,173

LIABILITIES:
Payables:
Investment securities purchased	—		1,776	484
Collateral received on securities loaned (See Note 2.C.)	260,884		85,307	111,415
Fund shares redeemed	6,159		6,162	5,993
Accrued liabilities:
Investment advisory fees	1,744		745	680
Administration fees	191		87	86
Distribution fees	143		65	66
Service fees	228		99	142
Custodian and accounting fees	12		14	21
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Other	106		171	131

Total Liabilities	269,467		94,426	119,018

Net Assets	$3,271,877		$1,330,886	$1,334,155

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$2,508,553	$1,129,145	$1,097,456
Total distributable earnings (loss)	763,324	201,741	236,699

Total Net Assets	$3,271,877	$1,330,886	$1,334,155

Net Assets:
Class A	$444,329	$174,095	$128,369
Class C	60,733	14,874	25,996
Class I	331,901	236,475	266,398
Class L	624,305	—	432,903
Class R2	25,758	35,334	38,212
Class R3	3,691	15,347	25,693
Class R4	2,417	83	8,765
Class R5	17,110	43,401	7,917
Class R6	1,761,633	811,277	399,902

Total	$3,271,877	$1,330,886	$1,334,155

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	25,670	7,316	7,399
Class C	5,222	795	1,589
Class I	16,982	9,243	14,967
Class L	30,818	—	24,365
Class R2	1,557	1,504	2,255
Class R3	214	646	1,491
Class R4	139	3	495
Class R5	844	1,694	447
Class R6	85,901	31,629	22,498

Net Asset Value (a):
Class A — Redemption price per share	$17.31	$23.80	$17.35
Class C — Offering price per share (b)	11.63	18.71	16.36
Class I — Offering and redemption price per share	19.54	25.58	17.80
Class L — Offering and redemption price per share	20.26	—	17.77
Class R2 — Offering and redemption price per share	16.54	23.49	16.95
Class R3 — Offering and redemption price per share	17.28	23.75	17.23
Class R4 — Offering and redemption price per share	17.41	25.59	17.70
Class R5 — Offering and redemption price per share	20.28	25.61	17.73
Class R6 — Offering and redemption price per share	20.51	25.65	17.77
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.27	$25.12	$18.31

Cost of investments in non-affiliates	$2,411,990	$1,052,447	$1,035,200
Cost of investments in affiliates	37,125	26,287	9,495
Investment securities on loan, at value (See Note 2.C.)	255,206	82,472	108,465
Cost of investment of cash collateral (See Note 2.C.)	260,874	85,306	111,412

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$7		$—
Interest income from affiliates	—	(a)	—	(a)	— (a)
Dividend income from non-affiliates	2,728		3,177		46,676
Dividend income from affiliates	108		167		3,293
Income from securities lending (net) (See Note 2.C.)	102		109		2,035

Total investment income	2,938		3,460		52,004

EXPENSES:
Investment advisory fees	1,251		1,475		22,378
Administration fees	144		170		2,582
Distribution fees:
Class A	155		7		1,014
Class C	134		9		403
Class R2	—		—	(a)	23
Class R3	—		6		4
Service fees:
Class A	155		7		1,014
Class C	45		3		134
Class I	154		21		3,984
Class R2	—		—	(a)	12
Class R3	—		6		3
Class R4	—		3		1
Class R5	—		107		610
Custodian and accounting fees	41		38		94
Interest expense to affiliates	—	(a)	—	(a)	5
Professional fees	28		30		64
Trustees’ and Chief Compliance Officer’s fees	14		14		25
Printing and mailing costs	29		4		235
Registration and filing fees	34		86		42
Transfer agency fees (See Note 2.F.)	17		9		131
Other	5		7		53

Total expenses	2,206		2,002		32,811

Less fees waived	(147)		(207)		(589)
Less expense reimbursements	—		—	(a)	—

Net expenses	2,059		1,795		32,222

Net investment income (loss)	879		1,665		19,782

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,544		4,124		131,247
Investments in affiliates	—	(a)	(1)		(12)
Futures contracts	—		610		—

Net realized gain (loss)	2,544		4,733		131,235

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	29,162		24,856		340,956
Investments in affiliates	(3)		(2)		(33)
Futures contracts	—		(187)		—

Change in net unrealized appreciation/depreciation	29,159		24,667		340,923

Net realized/unrealized gains (losses)	31,703		29,400		472,158

Change in net assets resulting from operations	$32,582		$31,065		$491,940

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$14	$11
Interest income from affiliates	1	— (a)	— (a)
Dividend income from non-affiliates	8,149	15,154	8,883
Dividend income from affiliates	548	350	288
Income from securities lending (net) (See Note 2.C.)	1,414	192	494

Total investment income	10,112	15,710	9,676

EXPENSES:
Investment advisory fees	9,768	4,735	4,083
Administration fees	1,127	546	510
Distribution fees:
Class A	515	226	162
Class C	217	61	99
Class R2	64	90	103
Class R3	2	19	30
Service fees:
Class A	515	226	162
Class C	72	20	33
Class I	375	314	331
Class L	293	—	218
Class R2	32	45	52
Class R3	2	19	31
Class R4	2	— (a)	9
Class R5	7	29	5
Custodian and accounting fees	56	39	39
Interest expense to affiliates	2	— (a)	— (a)
Professional fees	43	34	34
Trustees’ and Chief Compliance Officer’s fees	18	16	15
Printing and mailing costs	145	64	65
Registration and filing fees	134	65	58
Transfer agency fees (See Note 2.F.)	58	55	52
Other	23	15	14

Total expenses	13,470	6,618	6,105

Less fees waived	(267)	(160)	(20)
Less expense reimbursements	(16)	(8)	—

Net expenses	13,187	6,450	6,085

Net investment income (loss)	(3,075)	9,260	3,591

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$15,034	$8,393	$10,400
Investments in affiliates	(3)	(3)	2
Futures contracts	—	2,488	1,320

Net realized gain (loss)	15,031	10,878	11,722

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	$241,831	$75,037	$101,514
Investments in affiliates	(23)	(9)	(10)
Futures contracts	—	(486)	(609)

Change in net unrealized appreciation/depreciation	241,808	74,542	100,895

Net realized/unrealized gains (losses)	256,839	85,420	112,617

Change in net assets resulting from operations	$253,764	$94,680	$116,208

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$879	$197	$1,665	$2,136
Net realized gain (loss)	2,544	14,852	4,733	16,926
Change in net unrealized appreciation/depreciation	29,159	(8,858)	24,667	(32,543)

Change in net assets resulting from operations	32,582	6,191	31,065	(13,481)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,206)	(22,374)	(207)	(352)
Class C	(1,643)	(12,520)	(85)	(172)
Class I	(3,897)	(24,328)	(765)	(1,269)
Class R2	—	—	(7)	(3)
Class R3	—	—	(227)	(2)
Class R4	—	—	(104)	(114)
Class R5	—	—	(9,535)	(16,043)
Class R6 (a)	(3,543)	(4)	(9,154)	(6,241)

Total distributions to shareholders	(13,289)	(59,226)	(20,084)	(24,196)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	71,362	182,535	32,261	173,401

NET ASSETS:
Change in net assets	90,655	129,500	43,242	135,724
Beginning of period	348,257	218,757	449,544	313,820

End of period	$438,912	$348,257	$492,786	$449,544

(a)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,782	$35,326	$(3,075)	$(7,955)
Net realized gain (loss)	131,235	378,486	15,031	206,505
Change in net unrealized appreciation/depreciation	340,923	(267,309)	241,808	(56,778)

Change in net assets resulting from operations	491,940	146,503	253,764	141,772

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(40,838)	(61,854)	(25,608)	(37,004)
Class C	(6,716)	(11,312)	(5,161)	(8,359)
Class I	(145,648)	(172,497)	(17,200)	(25,203)
Class L	—	—	(32,083)	(48,328)
Class R2	(416)	(723)	(1,612)	(3,487)
Class R3	(144)	(155)	(220)	(93)
Class R4	(23)	(50)	(139)	(91)
Class R5	(54,434)	(79,273)	(807)	(3,229)
Class R6	(73,447)	(85,443)	(90,416)	(122,202)

Total distributions to shareholders	(321,666)	(411,307)	(173,246)	(247,996)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	826,831	(287,511)	314,693	792,978

NET ASSETS:
Change in net assets	997,105	(552,315)	395,211	686,754
Beginning of period	6,275,924	6,828,239	2,876,666	2,189,912

End of period	$7,273,029	$6,275,924	$3,271,877	$2,876,666

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,260	$20,233	$3,591	$7,591
Net realized gain (loss)	10,878	128,031	11,722	28,971
Change in net unrealized appreciation/depreciation	74,542	(325,551)	100,895	(191,152)

Change in net assets resulting from operations	94,680	(177,287)	116,208	(154,590)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,605)	(33,379)	(357)	(17,753)
Class C	(1,133)	(3,600)	(14)	(3,937)
Class I	(13,916)	(37,990)	(1,438)	(34,817)
Class L	—	—	(3,033)	(50,872)
Class R2	(2,102)	(5,236)	(20)	(5,054)
Class R3	(912)	(1,914)	(95)	(2,105)
Class R4	(4)	(53)	(52)	(678)
Class R5	(2,575)	(15,233)	(50)	(1,146)
Class R6	(49,428)	(121,650)	(3,261)	(45,521)

Total distributions to shareholders	(80,675)	(219,055)	(8,320)	(161,883)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(236,401)	21,342	(166,680)	(69,426)

NET ASSETS:
Change in net assets	(222,396)	(375,000)	(58,792)	(385,899)
Beginning of period	1,553,282	1,928,282	1,392,947	1,778,846

End of period	$1,330,886	$1,553,282	$1,334,155	$1,392,947

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,068	$56,422	$386	$3,052
Distributions reinvested	3,607	17,078	206	351
Cost of shares redeemed	(14,724)	(21,654)	(1,124)	(1,451)

Change in net assets resulting from Class A capital transactions	$13,951	$51,846	$(532)	$1,952

Class C
Proceeds from shares issued	$5,715	$24,795	$416	$1,749
Distributions reinvested	347	1,178	85	172
Cost of shares redeemed	(10,971)	(15,655)	(395)	(1,065)

Change in net assets resulting from Class C capital transactions	$(4,909)	$10,318	$106	$856

Class I
Proceeds from shares issued	$42,141	$122,678	$8,794	$14,346
Distributions reinvested	3,883	24,212	750	1,269
Cost of shares redeemed	(20,047)	(105,365)	(4,320)	(15,564)

Change in net assets resulting from Class I capital transactions	$25,977	$41,525	$5,224	$51

Class R2
Proceeds from shares issued	$—	$—	$25	$164
Distributions reinvested	—	—	7	3
Cost of shares redeemed	—	—	(1)	(31)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$31	$136

Class R3
Proceeds from shares issued	$—	$—	$2,803	$4,058
Distributions reinvested	—	—	227	2
Cost of shares redeemed	—	—	(1,390)	(369)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$1,640	$3,691

Class R4
Proceeds from shares issued	$—	$—	$836	$825
Distributions reinvested	—	—	104	114
Cost of shares redeemed	—	—	(352)	(337)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$588	$602

Class R5
Proceeds from shares issued	$—	$—	$19,703	$53,375
Distributions reinvested	—	—	9,135	15,379
Cost of shares redeemed	—	—	(22,634)	(50,254)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$6,204	$18,500

Class R6 (a)
Proceeds from shares issued	$43,921	$84,215	$38,287	$159,605
Distributions reinvested	3,542	4	9,153	6,240
Cost of shares redeemed	(11,120)	(5,373)	(28,440)	(18,232)

Change in net assets resulting from Class R6 capital transactions	$36,343	$78,846	$19,000	$147,613

Total change in net assets resulting from capital transactions	$71,362	$182,535	$32,261	$173,401

(a)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,258	2,757	8	58
Reinvested	177	976	4	7
Redeemed	(746)	(1,042)	(23)	(28)

Change in Class A Shares	689	2,691	(11)	37

Class C
Issued	441	1,952	8	33
Reinvested	27	103	2	4
Redeemed	(851)	(1,095)	(8)	(22)

Change in Class C Shares	(383)	960	2	15

Class I
Issued	1,764	4,930	178	277
Reinvested	157	1,154	15	27
Redeemed	(845)	(4,485)	(88)	(312)

Change in Class I Shares	1,076	1,599	105	(8)

Class R2
Issued	—	—	1	4
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	— (a)	(1)

Change in Class R2 Shares	—	—	1	3

Class R3
Issued	—	—	59	82
Reinvested	—	—	4	— (a)
Redeemed	—	—	(28)	(7)

Change in Class R3 Shares	—	—	35	75

Class R4
Issued	—	—	16	16
Reinvested	—	—	2	2
Redeemed	—	—	(7)	(6)

Change in Class R4 Shares	—	—	11	12

Class R5
Issued	—	—	391	1,028
Reinvested	—	—	177	329
Redeemed	—	—	(455)	(966)

Change in Class R5 Shares	—	—	113	391

Class R6 (b)
Issued	1,833	3,705	757	3,183
Reinvested	143	— (a)	177	134
Redeemed	(465)	(230)	(570)	(365)

Change in Class R6 Shares	1,511	3,475	364	2,952

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$165,984	$161,692	$73,609	$186,511
Distributions reinvested	38,275	57,371	24,237	34,926
Cost of shares redeemed	(160,698)	(467,700)	(61,250)	(139,043)

Change in net assets resulting from Class A capital transactions	$43,561	$(248,637)	$36,596	$82,394

Class C
Proceeds from shares issued	$1,241	$4,981	$10,146	$31,303
Distributions reinvested	6,552	11,037	4,812	8,141
Cost of shares redeemed	(12,778)	(37,555)	(11,813)	(17,570)

Change in net assets resulting from Class C capital transactions	$(4,985)	$(21,537)	$3,145	$21,874

Class I
Proceeds from shares issued	$826,923	$812,167	$80,607	$249,007
Distributions reinvested	138,087	161,114	13,161	22,035
Cost of shares redeemed	(372,305)	(1,009,139)	(58,801)	(234,917)

Change in net assets resulting from Class I capital transactions	$592,705	$(35,858)	$34,967	$36,125

Class L
Proceeds from shares issued	$—	$—	$97,332	$299,095
Distributions reinvested	—	—	28,396	42,498
Cost of shares redeemed	—	—	(86,682)	(182,736)

Change in net assets resulting from Class L capital transactions	$—	$—	$39,046	$158,857

Class R2
Proceeds from shares issued	$1,034	$3,928	$1,759	$5,637
Distributions reinvested	325	442	1,583	3,392
Cost of shares redeemed	(2,130)	(6,276)	(3,939)	(12,461)

Change in net assets resulting from Class R2 capital transactions	$(771)	$(1,906)	$(597)	$(3,432)

Class R3
Proceeds from shares issued	$320	$780	$2,503	$700
Distributions reinvested	125	131	220	93
Cost of shares redeemed	(145)	(764)	(170)	(162)

Change in net assets resulting from Class R3 capital transactions	$300	$147	$2,553	$631

Class R4
Proceeds from shares issued	$37	$437	$1,348	$742
Distributions reinvested	23	49	138	91
Cost of shares redeemed	(8)	(556)	(404)	(210)

Change in net assets resulting from Class R4 capital transactions	$52	$(70)	$1,082	$623

Class R5
Proceeds from shares issued	$76,268	$249,768	$4,039	$15,804
Distributions reinvested	49,703	72,102	807	3,229
Cost of shares redeemed	(139,470)	(311,556)	(1,966)	(29,628)

Change in net assets resulting from Class R5 capital transactions	$(13,499)	$10,314	$2,880	$(10,595)

Class R6
Proceeds from shares issued	$346,762	$273,648	$387,796	$737,982
Distributions reinvested	72,408	84,729	89,486	120,678
Cost of shares redeemed	(209,702)	(348,341)	(282,261)	(352,159)

Change in net assets resulting from Class R6 capital transactions	$209,468	$10,036	$195,021	$506,501

Total change in net assets resulting from capital transactions	$826,831	$(287,511)	$314,693	$792,978

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	3,292	3,220	4,326	11,086
Reinvested	760	1,280	1,419	2,442
Redeemed	(3,177)	(9,569)	(3,612)	(8,306)

Change in Class A Shares	875	(5,069)	2,133	5,222

Class C
Issued	34	137	869	2,555
Reinvested	184	339	419	819
Redeemed	(352)	(1,057)	(1,014)	(1,609)

Change in Class C Shares	(134)	(581)	274	1,765

Class I
Issued	14,077	14,200	4,222	13,101
Reinvested	2,334	3,089	682	1,377
Redeemed	(6,328)	(18,069)	(3,101)	(12,472)

Change in Class I Shares	10,083	(780)	1,803	2,006

Class L
Issued	—	—	4,948	15,406
Reinvested	—	—	1,419	2,570
Redeemed	—	—	(4,393)	(9,858)

Change in Class L Shares	—	—	1,974	8,118

Class R2
Issued	20	81	107	352
Reinvested	7	10	97	247
Redeemed	(43)	(128)	(242)	(774)

Change in Class R2 Shares	(16)	(37)	(38)	(175)

Class R3
Issued	6	15	148	42
Reinvested	3	3	13	7
Redeemed	(3)	(15)	(10)	(10)

Change in Class R3 Shares	6	3	151	39

Class R4
Issued	1	7	77	45
Reinvested	— (a)	1	8	6
Redeemed	— (a)	(10)	(24)	(12)

Change in Class R4 Shares	1	(2)	61	39

Class R5
Issued	1,292	4,320	202	779
Reinvested	837	1,380	40	195
Redeemed	(2,348)	(5,632)	(99)	(1,640)

Change in Class R5 Shares	(219)	68	143	(666)

Class R6
Issued	5,892	4,903	19,521	37,658
Reinvested	1,219	1,623	4,411	7,213
Redeemed	(3,547)	(6,057)	(14,155)	(18,147)

Change in Class R6 Shares	3,564	469	9,777	26,724

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,818	$39,092	$8,065	$31,276
Distributions reinvested	9,932	30,915	328	16,222
Cost of shares redeemed	(40,469)	(150,367)	(26,876)	(84,556)

Change in net assets resulting from Class A capital transactions	$(20,719)	$(80,360)	$(18,483)	$(37,058)

Class C
Proceeds from shares issued	$275	$1,412	$649	$4,264
Distributions reinvested	1,043	3,378	13	3,767
Cost of shares redeemed	(4,373)	(6,345)	(5,187)	(17,367)

Change in net assets resulting from Class C capital transactions	$(3,055)	$(1,555)	$(4,525)	$(9,336)

Class I
Proceeds from shares issued	$33,775	$111,050	$29,178	$93,832
Distributions reinvested	13,904	37,950	1,403	33,313
Cost of shares redeemed	(99,258)	(129,351)	(58,755)	(216,008)

Change in net assets resulting from Class I capital transactions	$(51,579)	$19,649	$(28,174)	$(88,863)

Class L
Proceeds from shares issued	$—	$—	$62,546	$138,828
Distributions reinvested	—	—	2,129	43,991
Cost of shares redeemed	—	—	(99,753)	(204,856)

Change in net assets resulting from Class L capital transactions	$—	$—	$(35,078)	$(22,037)

Class R2
Proceeds from shares issued	$4,122	$11,408	$3,238	$18,232
Distributions reinvested	2,044	4,865	18	3,913
Cost of shares redeemed	(7,292)	(15,716)	(12,353)	(17,683)

Change in net assets resulting from Class R2 capital transactions	$(1,126)	$557	$(9,097)	$4,462

Class R3
Proceeds from shares issued	$2,492	$6,293	$2,984	$13,013
Distributions reinvested	912	1,910	86	2,049
Cost of shares redeemed	(3,066)	(2,872)	(3,304)	(5,163)

Change in net assets resulting from Class R3 capital transactions	$338	$5,331	$(234)	$9,899

Class R4
Proceeds from shares issued	$20	$514	$2,472	$3,626
Distributions reinvested	4	53	52	678
Cost of shares redeemed	(355)	(142)	(777)	(2,627)

Change in net assets resulting from Class R4 capital transactions	$(331)	$425	$1,747	$1,677

Class R5
Proceeds from shares issued	$4,700	$23,910	$1,421	$8,102
Distributions reinvested	2,427	14,495	33	958
Cost of shares redeemed	(33,611)	(70,249)	(6,031)	(1,751)

Change in net assets resulting from Class R5 capital transactions	$(26,484)	$(31,844)	$(4,577)	$7,309

Class R6
Proceeds from shares issued	$67,057	$212,292	$32,180	$117,831
Subscriptions in-kind (See Note 8)	—	—	—	13,799
Distributions reinvested	49,428	121,650	3,215	45,073
Cost of shares redeemed	(249,930)	(224,803)	(103,654)	(112,182)

Change in net assets resulting from Class R6 capital transactions	$(133,445)	$109,139	$(68,259)	$64,521

Total change in net assets resulting from capital transactions	$(236,401)	$21,342	$(166,680)	$(69,426)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	416	1,538	499	1,816
Reinvested	421	1,333	19	1,049
Redeemed	(1,703)	(5,737)	(1,666)	(5,034)

Change in Class A Shares	(866)	(2,866)	(1,148)	(2,169)

Class C
Issued	15	68	43	258
Reinvested	56	182	1	257
Redeemed	(233)	(320)	(344)	(1,066)

Change in Class C Shares	(162)	(70)	(300)	(551)

Class I
Issued	1,327	4,075	1,728	5,437
Reinvested	548	1,528	79	2,098
Redeemed	(3,969)	(4,698)	(3,512)	(12,470)

Change in Class I Shares	(2,094)	905	(1,705)	(4,935)

Class L
Issued	—	—	3,797	8,225
Reinvested	—	—	120	2,772
Redeemed	—	—	(6,014)	(12,189)

Change in Class L Shares	—	—	(2,097)	(1,192)

Class R2
Issued	176	456	204	1,048
Reinvested	88	212	1	259
Redeemed	(313)	(619)	(779)	(1,064)

Change in Class R2 Shares	(49)	49	(574)	243

Class R3
Issued	106	233	186	778
Reinvested	39	83	5	133
Redeemed	(128)	(113)	(205)	(312)

Change in Class R3 Shares	17	203	(14)	599

Class R4
Issued	1	17	152	208
Reinvested	— (a)	2	3	43
Redeemed	(15)	(5)	(47)	(153)

Change in Class R4 Shares	(14)	14	108	98

Class R5
Issued	184	838	84	437
Reinvested	95	582	2	61
Redeemed	(1,342)	(2,739)	(359)	(102)

Change in Class R5 Shares	(1,063)	(1,319)	(273)	396

Class R6
Issued	2,696	8,015	1,934	6,749
Subscriptions in-kind (See Note 8)	—	—	—	828
Reinvested	1,942	4,881	181	2,839
Redeemed	(9,786)	(8,321)	(6,156)	(6,595)

Change in Class R6 Shares	(5,148)	4,575	(4,041)	3,821

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$19.78	$0.03	$1.57	$1.60	$(0.02)	$(0.65)	$(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	—	(3.19)	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	—	(3.22)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)	3.17	2.97	—	(2.04)	(2.04)

Class C
Six Months Ended December 31, 2019 (Unaudited)	12.90	(0.01)	1.01	1.00	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	—	(3.19)	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	—	(3.22)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)	2.68	2.40	—	(2.04)	(2.04)

Class I
Six Months Ended December 31, 2019 (Unaudited)	23.75	0.07	1.88	1.95	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	—	(3.19)	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	—	(3.22)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)	3.45	3.30	—	(2.04)	(2.04)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	23.82	0.10	1.89	1.99	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.71	8.11%	$136,538	1.24%	0.29%	1.33%	15%
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56
26.04	13.02	73,175	1.25	(0.82)	1.44	48

13.25	7.80	34,609	1.74	(0.22)	1.82	15
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56
21.97	12.46	50,162	1.75	(1.32)	2.02	48

25.00	8.25	142,821	0.99	0.54	1.06	15
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56
28.34	13.30	386,459	1.00	(0.57)	1.11	48

25.06	8.40	124,944	0.74	0.80	0.81	15
23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$49.98	$0.07		$3.28	$3.35	$(0.15)	$(1.86)	$(2.01)
Year Ended June 30, 2019	57.16	0.11		(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(f)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2019 (Unaudited)	49.27	(0.05)		3.22	3.17	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(f)(h)	0.05	0.05	—	—	—

Class I
Six Months Ended December 31, 2019 (Unaudited)	50.25	0.14		3.30	3.44	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Six Months Ended December 31, 2019 (Unaudited)	50.01	0.01		3.28	3.29	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	50.18	0.08		3.28	3.36	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	50.28	0.14		3.30	3.44	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	50.42	0.18		3.32	3.50	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37		3.20	3.57	(0.10)	(5.99)	(6.09)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	50.34	0.20		3.31	3.51	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$51.32	6.73%	$5,483	1.24%	0.28%		1.37%	36%
49.98	(5.48)	5,896	1.23	0.21		1.36	74
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

50.58	6.46	2,467	1.74	(0.21)		1.83	36
49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

51.54	6.87	18,953	0.99	0.57		1.07	36
50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

51.33	6.62	202	1.49	0.05		1.72	36
50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

51.45	6.73	5,685	1.24	0.31		1.30	36
50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

51.56	6.88	2,587	0.99	0.57		1.07	36
50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

51.69	6.98	226,890	0.80	0.73		0.91	36
50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56

51.59	7.00	230,519	0.74	0.79		0.81	36
50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$50.05	$0.07		$3.42	$3.49	$(0.15)	$(2.38)	$(2.53)
Year Ended June 30, 2019	52.43	0.12		0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)

Class C
Six Months Ended December 31, 2019 (Unaudited)	36.25	(0.04)		2.46	2.42	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)		0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)

Class I
Six Months Ended December 31, 2019 (Unaudited)	58.34	0.16		4.00	4.16	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29		1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	48.98	—	(g)	3.35	3.35	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—	(g)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(g)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	49.73	0.07		3.40	3.47	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13		0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (i) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	58.26	0.16		3.99	4.15	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29		1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (i) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	58.51	0.21		4.02	4.23	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41		1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	58.50	0.23		4.02	4.25	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44		1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (i) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$51.01	7.06%	$851,677	1.24%	0.26%		1.26%	7%
50.05	2.82	791,846	1.23	0.24		1.25	23
52.43	14.33	1,095,395	1.24	0.19		1.26	17
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20

36.27	6.78	106,662	1.74	(0.24)		1.75	7
36.25	2.31	111,453	1.73	(0.25)		1.75	23
39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20

59.86	7.20	3,394,469	0.99	0.54		0.99	7
58.34	3.05	2,720,056	0.98	0.51		1.00	23
60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20

49.95	6.92	9,134	1.49	0.01		1.52	7
48.98	2.56	9,718	1.48	0.00	(h)	1.52	23
51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(h)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20

50.65	7.06	2,950	1.24	0.28		1.24	7
49.73	2.79	2,597	1.23	0.26		1.25	23
52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

59.78	7.20	541	0.99	0.53		1.02	7
58.26	3.05	475	0.98	0.50		1.03	23
60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

60.01	7.31	1,232,025	0.80	0.71		0.84	7
58.51	3.26	1,214,075	0.79	0.70		0.85	23
60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20

59.98	7.34	1,675,571	0.73	0.78		0.74	7
58.50	3.33	1,425,704	0.73	0.76		0.75	23
60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$17.00	$(0.05)		$1.43	$1.38	$—	$(1.07)	$(1.07)
Year Ended June 30, 2019	18.45	(0.11)		0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	—	(1.04)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	—	(1.12)	(1.12)

Class C
Six Months Ended December 31, 2019 (Unaudited)	11.78	(0.06)		0.98	0.92	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	—	(1.33)	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	—	(0.46)	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	—	(1.04)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	—	(1.12)	(1.12)

Class I
Six Months Ended December 31, 2019 (Unaudited)	19.05	(0.03)		1.60	1.57	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	—	(1.04)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	—	(1.12)	(1.12)

Class L
Six Months Ended December 31, 2019 (Unaudited)	19.71	(0.02)		1.67	1.65	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	—	(1.04)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	—	(1.12)	(1.12)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	16.31	(0.07)		1.37	1.30	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	—	(1.04)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	—	(1.12)	(1.12)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	17.00	(0.04)		1.42	1.38	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	—	(1.33)	(1.33)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	17.09	(0.03)		1.45	1.42	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	—	(1.33)	(1.33)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	19.72	(0.02)		1.67	1.65	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	—	(1.33)	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	—	(0.46)	(0.46)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	19.95	(0.01)		1.69	1.68	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	—	(0.46)	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	—	(1.04)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	—	(1.12)	(1.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.31	8.23%	$444,329	1.24%	(0.57)%		1.27%	22%
17.00	5.08	400,127	1.24	(0.68)		1.27	58
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50

11.63	7.96	60,733	1.74	(1.07)		1.76	22
11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50

19.54	8.32	331,901	0.99	(0.31)		1.01	22
19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50

20.26	8.46	624,305	0.84	(0.17)		0.86	22
19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50

16.54	8.08	25,758	1.49	(0.82)		1.52	22
16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50

17.28	8.22	3,691	1.24	(0.52)		1.32	22
17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

17.41	8.41	2,417	0.99	(0.30)		1.01	22
17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

20.28	8.44	17,110	0.84	(0.16)		0.86	22
19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

20.51	8.49	1,761,633	0.74	(0.06)		0.76	22
19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$23.65	$0.11		$1.52	$1.63	$(0.15)	$(1.33)	$(1.48)
Year Ended June 30, 2019	30.42	0.21		(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)

Class C
Six Months Ended December 31, 2019 (Unaudited)	18.90	0.04		1.22	1.26	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)

Class I
Six Months Ended December 31, 2019 (Unaudited)	25.32	0.15		1.62	1.77	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	23.37	0.08		1.50	1.58	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	23.61	0.11		1.52	1.63	(0.16)	(1.33)	(1.49)
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	25.28	0.09		1.69	1.78	(0.14)	(1.33)	(1.47)
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	25.34	0.16		1.64	1.80	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	25.38	0.18		1.63	1.81	(0.21)	(1.33)	(1.54)
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.80	7.01%	$174,095	1.25%	0.92%		1.27%	12%
23.65	(9.73)	193,505	1.24	0.80		1.26	60
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38

18.71	6.77	14,874	1.74	0.41		1.79	12
18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38

25.58	7.10	236,475	0.99	1.16		1.01	12
25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38

23.49	6.84	35,334	1.49	0.69		1.59	12
23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38

23.75	6.99	15,347	1.24	0.95		1.29	12
23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

25.59	7.14	83	0.99	0.75		1.04	12
25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

25.61	7.21	43,401	0.85	1.28		0.87	12
25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38

25.65	7.25	811,277	0.75	1.42		0.76	12
25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$15.96	$0.02		$1.42	$1.44	$(0.04)	$(0.01)	$(0.05)
Year Ended June 30, 2019	19.60	0.03		(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)

Class C
Six Months Ended December 31, 2019 (Unaudited)	15.06	(0.02)		1.33	1.31	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)

Class I
Six Months Ended December 31, 2019 (Unaudited)	16.40	0.04		1.46	1.50	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)

Class L
Six Months Ended December 31, 2019 (Unaudited)	16.38	0.05		1.47	1.52	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	15.58	(0.01)		1.39	1.38	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	15.87	0.02		1.40	1.42	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	16.32	0.04		1.45	1.49	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	16.34	0.05		1.46	1.51	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	16.40	0.06		1.45	1.51	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.35	9.01%	$128,369	1.23%	0.20%		1.23%	17%
15.96	(8.77)	136,432	1.22	0.16		1.22	64
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56

16.36	8.69	25,996	1.74	(0.32)		1.74	17
15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56

17.80	9.12	266,398	0.96	0.46		0.97	17
16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56

17.77	9.25	432,903	0.81	0.62		0.81	17
16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56

16.95	8.85	38,212	1.50	(0.08)		1.50	17
15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56

17.23	8.97	25,693	1.21	0.22		1.21	17
15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

17.70	9.10	8,765	0.98	0.46		0.99	17
16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

17.73	9.23	7,917	0.81	0.58		0.81	17
16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

17.77	9.22	399,902	0.71	0.71		0.72	17
16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards. The

Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$472,083	$—	$—	(b)	$472,083

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$524,943	$—	$—		$524,943

Appreciation in Other Financial Instruments
Futures Contracts (c)	$54	$—	$—		$54

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$7,572,401	$—	$—		$7,572,401

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$3,530,110	$—	$—	(b)	$3,530,110

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,418,001	$—	$—		$1,418,001

Appreciation in Other Financial Instruments
Futures Contracts (c)	$96	$—	$—		$96

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,423,834	$—	$164		$1,423,998

Appreciation in Other Financial Instruments
Futures Contracts (c)	$110	$—	$—		$110

(a)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Amount rounds to less than one thousand.
(c)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$15,608	$32,159	$30,433
Ending Notional Balance Long	12,608	24,715	31,895

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$33,180	$(33,180)	$—
Small Cap Core Fund	32,946	(32,946)	—
Small Cap Equity Fund	270,653	(270,653)	—
Small Cap Growth Fund	255,206	(255,206)	—
Small Cap Value Fund	82,472	(82,472)	—
U.S. Small Company Fund	108,465	(108,465)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$4
Small Cap Core Fund	3
Small Cap Equity Fund	19
Small Cap Growth Fund	25
Small Cap Value Fund	9
U.S. Small Company Fund	10

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$12,791	$69,487	$75,079	$—	(c)	$(1)	$7,198	7,196	$108		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	26,008	26,000	25,000	(1	)*	(2)	27,005	27,002	251	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	10,612	82,793	86,483	—		—	6,922	6,922	84	*	—

Total	$49,411	$178,280	$186,562	$(1)		$(3)	$41,125		$443		$—

Small Cap Core Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$47,070	$52,026	$84,321	$(1)	$— (c)	$14,774	14,770	$167		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	25,006	38,000	35,000	(2)*	(2)	28,002	28,000	255	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	7,388	85,046	86,811	—	—	5,623	5,623	67	*	—

Total	$79,464	$175,072	$206,132	$(3)	$(2)	$48,399		$489		$—

Small Cap Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$254,743	$1,077,844	$999,474	$(12)	$(25)	$333,076	332,976	$3,293		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	177,054	582,000	506,000	(3)*	(8)	253,043	253,017	2,544	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	39,120	507,139	516,232	—	—	30,027	30,027	413	*	—

Total	$470,917	$2,166,983	$2,021,706	$(15)	$(33)	$616,146		$6,250		$—

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

Small Cap Growth Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$24,541	$723,673	$711,085	$(3)	$(1)	$37,125	37,114	$548		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	341,079	445,000	552,000	(18)*	(22)	234,039	234,016	3,161	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	75,263	455,149	503,567	—	—	26,845	26,845	511	*	—

Total	$440,883	$1,623,822	$1,766,652	$(21)	$(23)	$298,009		$4,220		$—

Small Cap Value Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$35,272	$341,714	$350,692	$(3)	$(4)	$26,287	26,280	$350		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	70,028	82,000	79,000	(3)*	(5)	73,020	73,012	890	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	23,241	167,526	178,480	—	—	12,287	12,287	188	*	—

Total	$128,541	$591,240	$608,172	$(6)	$(9)	$111,594		$1,428		$—

U.S. Small Company Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$38,896	$187,276	$216,677	$2		$(2)	$9,495	9,492	$288		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	106,032	89,000	108,000	(3	)*	(8)	87,021	87,012	968	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	25,260	204,365	205,231	—		—	24,394	24,394	215	*	—

Total	$170,188	$480,641	$529,908	$(1)		$(10)	$120,910		$1,471		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$14	$1		$2	n/a	n/a		n/a		n/a		n/a		$—	(a)	$17
Small Cap Core Fund
Transfer agency fees	2	—	(a)	2	n/a	$—	(a)	$—	(a)	$—	(a)	$4		1		9
Small Cap Equity Fund
Transfer agency fees	74	4		33	n/a	1		—	(a)	—	(a)	11		8		131
Small Cap Growth Fund
Transfer agency fees	29	2		5	$3	2		1		—	(a)	—	(a)	16		58
Small Cap Value Fund
Transfer agency fees	9	2		4	n/a	14		2		—	(a)	4		20		55
U.S. Small Company Fund
Transfer agency fees	13	4		7	6	8		—	(a)	1		—	(a)	13		52

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$20	$—	(a)
Small Cap Core Fund	1	—
Small Cap Equity Fund	5	1
Small Cap Growth Fund	53	—	(a)
Small Cap Value Fund	2	—
U.S. Small Company Fund	1	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Small Cap Blend Fund	1.24%		1.74%		0.99%		n/a		n/a		n/a		n/a		n/a		0.74%
Small Cap Core Fund	1.24		1.74		0.99		n/a		1.49%		1.24%		0.99%		0.80%		0.74
Small Cap Equity Fund	n/a	(1)	n/a	(1)	0.99		n/a		1.49		n/a	(1)	0.99		0.80		n/a	(1)
Small Cap Growth Fund	1.24		1.74		0.99		n/a	(2)	1.49		1.24		0.99		0.84		0.74
Small Cap Value Fund	n/a	(3)	1.74		0.99		n/a		1.49		1.24		0.99		n/a	(3)	n/a	(3)
U.S. Small Company Fund	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class R3 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.24%, 1.74%, 1.24% and 0.74% for Class A, Class C, Class R3 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.85% for Class L Shares.
(3)

Effective November 1, 2019, the contractual expense limitation for Class A, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.24%, 0.84% and 0.74% for Class A, Class R5 and Class R6 Shares, respectively.

(4)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.26%, 1.76%, 1.01%, 0.83%, 1.51%, 1.26%, 1.01%, 0.86% and 0.76% for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2019. The contractual expense limitation percentages are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$74	$49	$17	$140	$—
Small Cap Core Fund	88	59	49	196	—	(a)
Small Cap Equity Fund	38	24	314	376	—
Small Cap Growth Fund	116	77	39	232	16
Small Cap Value Fund	58	38	40	136	8
U.S. Small Company Fund	—	—	1	1	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 was as follows (amounts in thousands):

Small Cap Blend Fund	$7
Small Cap Core Fund	11
Small Cap Equity Fund	213
Small Cap Growth Fund	35
Small Cap Value Fund	24
U.S. Small Company Fund	19

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2019, the Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund, and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$120,588	$57,704
Small Cap Core Fund	183,261	157,520
Small Cap Equity Fund	963,353	473,316
Small Cap Growth Fund	785,527	641,349
Small Cap Value Fund	169,016	476,393
U.S. Small Company Fund	218,355	351,032

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$392,839	$90,858	$11,614	$79,244
Small Cap Core Fund	453,889	88,156	17,048	71,108
Small Cap Equity Fund	5,391,181	2,326,685	145,465	2,181,220
Small Cap Growth Fund	2,709,989	921,226	101,105	820,121
Small Cap Value Fund	1,164,040	326,475	72,418	254,057
U.S. Small Company Fund	1,156,107	336,181	68,180	268,001

At June 30, 2019, the Funds did not have any capital loss carryforwards.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of Funds’ next taxable year. For the year ended June 30, 2019, the following Funds deferred to July 1, 2019 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term	Late Year Ordinary Loss Deferral
Small Cap Blend Fund	$1,287	$—	$—
Small Cap Core Fund	3,995	—	—
Small Cap Equity Fund	31,929	—	—
Small Cap Growth Fund	23,715	—	2,937
Small Cap Value Fund	55,298	—	—
U.S. Small Company Fund	58,563	(32,278)	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

As of December 31, 2019, the Funds had individual shareholder and/or non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	3	68.3%
Small Cap Core Fund	2	48.9
Small Cap Equity Fund	3	44.2
Small Cap Growth Fund	1	15.9
Small Cap Value Fund	1	13.5
U.S. Small Company Fund	2	30.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of December 31, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	15.3%	17.2%

Because the Funds may invest a significant portion of their assets in real estate investment trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

8. Subscription in-kind

On April 3, 2019, certain shareholders purchased Class R6 Shares of U.S. Small Company Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$13,799	Subscription in-kind

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,081.10	$6.49	1.24%
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,078.00	9.09	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,082.50	5.18	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R6
Actual	1,000.00	1,084.00	3.88	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	1,067.30	6.44	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,064.60	9.03	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,068.70	5.15	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R2
Actual	1,000.00	1,066.20	7.74	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,067.30	6.44	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual	$1,000.00	$1,068.80	$5.15	0.99%
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,069.80	4.16	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	1,070.00	3.85	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,070.60	6.45	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,067.80	9.04	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,072.00	5.16	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R2
Actual	1,000.00	1,069.20	7.75	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,070.60	6.45	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class R4
Actual	1,000.00	1,072.00	5.16	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,073.10	4.17	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	1,073.40	3.80	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,082.30	6.49	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,079.60	9.10	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,083.20	5.18	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class L
Actual	1,000.00	1,084.60	4.40	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R2
Actual	1,000.00	1,080.80	7.79	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,082.20	6.49	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual	$1,000.00	$1,084.10	$5.19	0.99%
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,084.40	4.40	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R6
Actual	1,000.00	1,084.90	3.88	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,070.10	6.50	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	1,067.70	9.04	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,071.00	5.15	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R2
Actual	1,000.00	1,068.40	7.75	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,069.90	6.45	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class R4
Actual	1,000.00	1,071.40	5.15	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,072.10	4.43	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	1,072.50	3.91	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75

JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,090.10	6.46	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23
Class C
Actual	1,000.00	1,086.90	9.13	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,091.20	5.05	0.96
Hypothetical	1,000.00	1,020.31	4.88	0.96
Class L
Actual	1,000.00	1,092.50	4.26	0.81
Hypothetical	1,000.00	1,021.06	4.12	0.81
Class R2
Actual	1,000.00	1,088.50	7.87	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R3
Actual	1,000.00	1,089.70	6.36	1.21
Hypothetical	1,000.00	1,019.05	6.14	1.21

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R4
Actual	$1,000.00	$1,091.00	$5.15	0.98%
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class R5
Actual	1,000.00	1,092.30	4.26	0.81
Hypothetical	1,000.00	1,021.06	4.12	0.81
Class R6
Actual	1,000.00	1,092.20	3.73	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodian and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Blend Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was also in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Core Fund’s performance for Class A shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees noted that the performance for Class R5 shares was in the third, third and first quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was also in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Growth Fund’s performance for Class A, Class I and Class R6 shares was in the third, first and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

92	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the second, second and fifth quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, fourth and fourth quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in the second, fourth and third quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, third and third quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second, third and first quintiles based upon the Peer Group, and in the third, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s net advisory fee for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe; and Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and actual total expenses for Class R6 shares were in the first quintile for both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R5 shares was in the second quintile based upon both the Peer Group and Universe, and actual total expenses for Class R5 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the third quintile based upon the Peer Group and in the second quintile based upon the Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that actual total expenses were in the third and second quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

94	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-SC-1219

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2019 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period. For the six months ended December 31, 2019, the S&P 500 returned 10.9% and the Russell Midcap Index returned 7.6%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	10.31%
Russell 3000 Growth Index	11.89%

Net Assets as of 12/31/2019 (In Thousands)	$9,410,089

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the health care and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the producer durables and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. its overweight position in Exact Sciences Co. and its out-of-Benchmark position in Waste Connections Inc. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of Exact Sciences, a maker of cancer screening diagnostics, fell amid investor disappointment with its forecast for the third quarter of 2019. Shares of Waste Connections, a solid waste collection and treatment company, fell amid lower demand for recycled materials in China as well as a shift in investor demand toward more cyclical industrial businesses.

Leading individual contributors to relative performance included the Fund’s overweight positions Advanced Micro Devices Inc. and DexCom Inc. and its underweight position in Cisco Systems Inc. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.5%
2.	Apple, Inc.	5.3
3.	Alphabet, Inc., Class C	5.2
4.	Amazon.com, Inc.	4.3
5.	Mastercard, Inc., Class A	2.8
6.	UnitedHealth Group, Inc.	2.6
7.	Advanced Micro Devices, Inc.	1.9
8.	Global Payments, Inc.	1.9
9.	Ross Stores, Inc.	1.8
10.	PayPal Holdings, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	38.3%
Health Care	14.3
Consumer Discretionary	13.7
Industrials	10.8
Communication Services	9.4
Financials	6.2
Materials	2.5
Others (each less than 1.0%)	1.4
Short-Term Investments	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		4.50%	28.68%	13.43%	15.14%
Without Sales Charge		10.31	35.81	14.65	15.76
CLASS C SHARES	May 1, 2006
With CDSC***		9.04	34.12	14.09	15.18
Without CDSC		10.04	35.12	14.09	15.18
CLASS I SHARES	May 1, 2006	10.45	36.13	14.91	16.00
CLASS R2 SHARES	July 31, 2017	10.13	35.44	14.36	15.47
CLASS R3 SHARES	May 31, 2017	10.30	35.79	14.66	15.77
CLASS R4 SHARES	May 31, 2017	10.46	36.14	14.94	16.05
CLASS R5 SHARES	January 8, 2009	10.55	36.33	15.11	16.22
CLASS R6 SHARES	December 23, 2013	10.61	36.49	15.24	16.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different to those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.46%
Russell Midcap Index	7.58%

Net Assets as of 12/31/2019 (In Thousands)	$1,723,019

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the energy and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technologies sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Sage Therapeutics Inc. and its out-of-Benchmark positions in Progressive Corp. and Waste Connections Inc. Shares of Sage Therapeutics, a drug development company, fell after the company’s anti-depression drug candidate failed in a late-stage clinical trial. Shares of Progressive, a provider of property and casualty insurance, fell after the company reported a higher-than-expected core loss ratio for the second quarter of 2019. Shares of Waste Connections, a solid waste collection and treatment company, fell amid lower demand for recycled materials in China as well as a shift in investor demand toward more cyclical industrial businesses.

Leading individual contributors to relative performance included the Fund’s overweight positions in Advanced Micro Devices Inc., DexCom Inc. and Lam Research Corp. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Advanced Micro Devices, Inc.	1.6%
2.	Global Payments, Inc.	1.5
3.	O’Reilly Automotive, Inc.	1.4
4.	Fiserv, Inc.	1.3
5.	Synopsys, Inc.	1.3
6.	Amphenol Corp., Class A	1.2
7.	AMETEK, Inc.	1.2
8.	CBRE Group, Inc., Class A	1.2
9.	Hilton Worldwide Holdings, Inc.	1.1
10.	Xcel Energy, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.9%
Consumer Discretionary	14.3
Financials	13.8
Industrials	12.7
Health Care	10.3
Real Estate	7.4
Utilities	5.3
Materials	4.3
Communication Services	3.0
Energy	3.0
Consumer Staples	1.9
Short-Term Investments	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		1.68%	25.59%	8.21%	12.46%
Without Sales Charge		7.31	32.56	9.38	13.07
CLASS C SHARES	November 2, 2009
With CDSC***		6.05	30.89	8.84	12.51
Without CDSC		7.05	31.89	8.84	12.51
CLASS I SHARES	January 1, 1997	7.46	32.91	9.73	13.44
CLASS R2 SHARES	March 14, 2014	7.18	32.22	9.11	12.91
CLASS R5 SHARES	March 14, 2014	7.54	33.09	9.86	13.52
CLASS R6 SHARES	March 14, 2014	7.58	33.21	9.94	13.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from December 31, 2009 to March 13, 2014. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell

Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.96%
Russell Midcap Growth Index	7.45%

Net Assets as of 12/31/2019 (In Thousands)	$4,842,246

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the consumer discretionary and financial services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector was the sole significant detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Advanced Micro Devices Inc. and Insulet Corp. and its out-of-Benchmark position in Generac Holdings Inc. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of Insulet, a maker of insulin infusion devices, rose after the company reported better-than-expected earnings and growth in product revenue for the third quarter of 2019. Shares of Generac Holdings, a maker of electrical generators and related products, rose amid scheduled electricity blackouts in California and natural disasters elsewhere during the reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sage Therapeutics and Exact Sciences Corp. and its out-of-Benchmark position in Waste Connections Inc. Shares of Sage Therapeutics, a drug development company, fell after the company’s anti-depression drug candidate failed in a late-stage clinical trial. Shares of Exact Sciences, a maker of cancer screening diagnostics, fell amid investor disappointment with its forecast for the third quarter of 2019. Shares of Waste Connections, a solid waste collection and treatment company, fell amid lower demand for recycled materials in China as well as a shift in investor preferences toward more cyclical industrial businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong funda-

mentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Advanced Micro Devices, Inc.	3.0%
2.	Global Payments, Inc.	2.9
3.	O’Reilly Automotive, Inc.	2.7
4.	Fiserv, Inc.	2.6
5.	Synopsys, Inc.	1.7
6.	Lam Research Corp.	1.6
7.	Ingersoll-Rand plc	1.6
8.	Waste Connections, Inc.	1.5
9.	Lululemon Athletica, Inc.	1.5
10.	Zebra Technologies Corp., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.4%
Consumer Discretionary	16.4
Industrials	16.4
Health Care	14.0
Financials	5.9
Materials	3.8
Communication Services	3.2
Real Estate	1.1
Energy	0.7
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		2.11%	31.94%	10.52%	13.39%
Without Sales Charge		7.78	39.23	11.71	14.00
CLASS C SHARES	November 4, 1997
With CDSC***		6.55	37.55	11.16	13.44
Without CDSC		7.55	38.55	11.16	13.44
CLASS I SHARES	March 2, 1989	7.96	39.66	12.06	14.36
CLASS R2 SHARES	June 19, 2009	7.64	38.89	11.48	13.80
CLASS R3 SHARES	September 9, 2016	7.80	39.23	11.71	14.01
CLASS R4 SHARES	September 9, 2016	7.92	39.55	11.99	14.29
CLASS R5 SHARES	November 1, 2011	8.03	39.85	12.21	14.49
CLASS R6 SHARES	November 1, 2011	8.07	39.96	12.27	14.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	7.11%
Russell Midcap Value Index	7.66%

Net Assets as of 12/31/2019 (In Thousands)	$17,143,311

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the energy and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Expedia Group Inc. and Middleby Corp. and its underweight position in State Street Corp. Shares of Expedia, a provider of online travel booking, fell amid increased competition and lower-than-expected earnings and revenue for the third quarter of 2019. Shares of Middleby, a food service equipment manufacturer, fell after the company reported lower-than-expected sales for the third quarter of 2019 and weak results for the second quarter of 2019. Shares of State Street, a banking and financial services company not held in the Fund, rose after the company reported better-than-expected earnings for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in CDW Corp. and Sherwin-Williams Co. and its overweight position in Tiffany & Co. Shares of CDW, a provider of information technology and services, rose following the company’s initial public offering in June and its inclusion in the S&P 500 Index. Shares of Sherwin-Williams, a paints and coatings manufacturer, rose amid quarterly earnings growth and after the settlement of decades-long lead paint litigation with the state of California. Shares of Tiffany, a luxury retailer, rose after the company agreed to a $16.2 billion acquisition by LVMH Moet Hennessey Louis Vuitton SE.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Xcel Energy, Inc.	2.2%
2.	WEC Energy Group, Inc.	2.1
3.	CMS Energy Corp.	2.1
4.	Loews Corp.	1.9
5.	M&T Bank Corp.	1.9
6.	Diamondback Energy, Inc.	1.7
7.	Williams Cos., Inc. (The)	1.6
8.	Sempra Energy	1.6
9.	T. Rowe Price Group, Inc.	1.6
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.1%
Real Estate	13.5
Consumer Discretionary	11.9
Utilities	10.9
Industrials	8.8
Information Technology	6.7
Health Care	6.6
Energy	5.4
Materials	4.8
Consumer Staples	3.9
Communication Services	2.8
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		1.23%	19.37%	5.65%	11.51%
Without Sales Charge		6.84	26.00	6.79	12.11
CLASS C SHARES	April 30, 2001
With CDSC***		5.57	24.35	6.25	11.54
Without CDSC		6.57	25.35	6.25	11.54
CLASS I SHARES	October 31, 2001	7.00	26.34	7.07	12.39
CLASS L SHARES	November 13, 1997	7.11	26.63	7.32	12.65
CLASS R2 SHARES	November 3, 2008	6.71	25.70	6.52	11.82
CLASS R3 SHARES	September 9, 2016	6.85	26.00	6.79	12.11
CLASS R4 SHARES	September 9, 2016	6.99	26.32	7.06	12.39
CLASS R5 SHARES	September 9, 2016	7.07	26.51	7.25	12.62
CLASS R6 SHARES	September 9, 2016	7.14	26.67	7.32	12.66

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.88%
Russell 3000 Value Index	8.80%

Net Assets as of 12/31/2019 (In Thousands)	$11,947,202

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the materials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and communication services sector was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Bank of America Corp., PNC Financial Services Group Inc. and Martin Marietta Materials Inc. Shares of Bank of America and PNC Financial Services Group, both diversified financial services companies, rose amid broader gains in shares of large banks during the reporting period. Shares of Martin Marietta, a provider of crushed stone, sand and gravel, rose after the company reported revenue growth for the second quarter of 2019 and raised its forecast for the full year 2019.

Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co., Intel Corp. and AT&T Corp., none of which were held in the Fund. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of Intel, a manufacturer of computer products and technologies, rose amid strong demand for semiconductors during the reporting period. Shares of AT&T, a telecommunications provider, rose after the company announced plans to cut $1.5 billion in costs, increase in its dividend and repurchase of 100 million shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.7%
2.	Capital One Financial Corp.	2.2
3.	PNC Financial Services Group, Inc. (The)	2.1
4.	Wells Fargo & Co.	1.9
5.	Loews Corp.	1.8
6.	Chevron Corp.	1.8
7.	Pfizer, Inc.	1.6
8.	Delta Air Lines, Inc.	1.5
9.	ConocoPhillips	1.5
10.	Verizon Communications, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.4%
Health Care	10.3
Energy	8.7
Consumer Discretionary	7.1
Industrials	7.0
Real Estate	6.9
Utilities	5.6
Communication Services	5.0
Information Technology	4.8
Consumer Staples	4.7
Materials	4.3
Short-Term Investments	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		2.98%	20.08%	6.53%	11.39%
Without Sales Charge		8.67	26.72	7.68	12.00
CLASS C SHARES	February 28, 2005
With CDSC***		7.40	25.09	7.15	11.44
Without CDSC		8.40	26.09	7.15	11.44
CLASS I SHARES	February 28, 2005	8.80	27.03	7.95	12.27
CLASS L SHARES	February 28, 2005	8.88	27.20	8.17	12.52
CLASS R2 SHARES	July 31, 2017	8.53	26.39	7.41	11.72
CLASS R3 SHARES	September 9, 2016	8.65	26.70	7.67	11.99
CLASS R4 SHARES	September 9, 2016	8.81	27.05	7.95	12.27
CLASS R5 SHARES	September 9, 2016	8.91	27.23	8.15	12.52
CLASS R6 SHARES	September 9, 2016	8.94	27.36	8.22	12.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2009 to

December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Automobiles — 1.6%

Tesla, Inc. * (a)	354	148,172

Banks — 1.5%

East West Bancorp, Inc.	1,248	60,753

First Republic Bank	705	82,838

		143,591

Biotechnology — 3.7%

Amgen, Inc.	509	122,584

Exact Sciences Corp. *	782	72,338

Exelixis, Inc. * (a)	2,317	40,817

Intercept Pharmaceuticals, Inc. * (a)	336	41,674

Regeneron Pharmaceuticals, Inc. *	123	45,996

Sage Therapeutics, Inc. * (a)	297	21,448

		344,857

Building Products — 0.9%

Fortune Brands Home & Security, Inc.	1,240	81,028

Capital Markets — 3.9%

BlackRock, Inc.	136	68,266

Charles Schwab Corp. (The)	1,476	70,208

Nasdaq, Inc.	666	71,313

S&P Global, Inc.	475	129,699

TD Ameritrade Holding Corp.	519	25,809

		365,295

Commercial Services & Supplies — 2.6%

Copart, Inc. *	1,047	95,242

Waste Connections, Inc.	1,597	145,005

		240,247

Communications Equipment — 0.4%

Arista Networks, Inc. * (a)	204	41,443

Construction Materials — 0.8%

Vulcan Materials Co. (a)	552	79,439

Containers & Packaging — 1.7%

Avery Dennison Corp.	631	82,560

Ball Corp.	1,164	75,244

		157,804

Electrical Equipment — 2.0%

AMETEK, Inc.	811	80,929

Generac Holdings, Inc. *	1,047	105,348

		186,277

Electronic Equipment, Instruments & Components — 2.8%

Amphenol Corp., Class A	646	69,949

Keysight Technologies, Inc. *	843	86,517

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Zebra Technologies Corp., Class A *	424	108,230

		264,696

Entertainment — 3.1%

Netflix, Inc. *	300	96,909

Spotify Technology SA *	520	77,736

Take-Two Interactive Software, Inc. *	954	116,768

		291,413

Health Care Equipment & Supplies — 1.8%

DexCom, Inc. *	387	84,630

Intuitive Surgical, Inc. *	149	88,318

		172,948

Health Care Providers & Services — 3.9%

Acadia Healthcare Co., Inc. * (a)	1,167	38,774

Anthem, Inc.	253	76,384

UnitedHealth Group, Inc.	852	250,324

		365,482

Health Care Technology — 1.5%

Teladoc Health, Inc. *	1,161	97,191

Veeva Systems, Inc., Class A *	303	42,634

		139,825

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc.	511	56,712

Household Durables — 0.7%

Garmin Ltd.	717	69,956

Insurance — 0.9%

Progressive Corp. (The)	1,163	84,219

Interactive Media & Services — 6.1%

Alphabet, Inc., Class C *	374	500,187

Facebook, Inc., Class A *	348	71,488

		571,675

Internet & Direct Marketing Retail — 4.4%

Amazon.com, Inc. *	225	416,318

IT Services — 10.5%

Booz Allen Hamilton Holding Corp.	1,202	85,490

Fiserv, Inc. *	937	108,299

Global Payments, Inc.	991	180,862

Mastercard, Inc., Class A	908	270,971

PayPal Holdings, Inc. *	1,485	160,589

Shopify, Inc., Class A (Canada) *	134	53,435

Visa, Inc., Class A	689	129,407

		989,053

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 1.8%

Illumina, Inc. *	223	74,078

Thermo Fisher Scientific, Inc.	301	97,818

		171,896

Machinery — 3.2%

Gardner Denver Holdings, Inc. * (a)	950	34,850

Ingersoll-Rand plc (a)	507	67,430

Nordson Corp. (a)	308	50,089

Parker-Hannifin Corp.	258	52,999

Stanley Black & Decker, Inc.	597	98,980

		304,348

Media — 0.4%

New York Times Co. (The), Class A (a)	1,212	38,987

Oil, Gas & Consumable Fuels — 0.5%

EOG Resources, Inc.	607	50,800

Pharmaceuticals — 2.0%

Catalent, Inc. *	904	50,867

Elanco Animal Health, Inc. *	1,511	44,508

Jazz Pharmaceuticals plc * (a)	507	75,670

TherapeuticsMD, Inc. *	4,983	12,058

		183,103

Professional Services — 1.2%

FTI Consulting, Inc. *	303	33,552

IHS Markit Ltd. *	1,011	76,156

		109,708

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	1,434	87,865

Road & Rail — 1.2%

Lyft, Inc., Class A *	852	36,645

Old Dominion Freight Line, Inc.	401	76,168

		112,813

Semiconductors & Semiconductor Equipment — 6.3%

Advanced Micro Devices, Inc. *	3,979	182,468

KLA Corp.	450	80,212

Microchip Technology, Inc. (a)	370	38,757

NVIDIA Corp.	508	119,438

QUALCOMM, Inc.	1,401	123,593

Xilinx, Inc.	488	47,741

		592,209

Software — 13.6%

Fair Isaac Corp. *	102	38,105

Intuit, Inc.	456	119,335

Microsoft Corp.	4,534	714,980

salesforce.com, Inc. *	738	119,963

ServiceNow, Inc. *	321	90,512

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Slack Technologies, Inc., Class A * (a)	701	15,763

Synopsys, Inc. *	494	68,780

Trade Desk, Inc. (The), Class A * (a)	318	82,532

Zscaler, Inc. * (a)	631	29,351

		1,279,321

Specialty Retail — 5.8%

Home Depot, Inc. (The)	726	158,435

National Vision Holdings, Inc. *	1,201	38,954

O’Reilly Automotive, Inc. *	239	104,788

Ross Stores, Inc.	1,512	176,004

Tractor Supply Co. (a)	715	66,847

		545,028

Technology Hardware, Storage & Peripherals — 5.4%

Apple, Inc.	1,734	509,086

Textiles, Apparel & Luxury Goods — 0.9%

Lululemon Athletica, Inc. *	356	82,382

Total Common Stocks (Cost $5,268,713)		9,277,996

Short-Term Investments — 3.4%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $139,991)	139,949	139,991

Investment of Cash Collateral from Securities Loaned — 1.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	164,015	164,031

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	18,429	18,429

Total Investment of Cash Collateral from Securities Loaned (Cost $182,459)		182,460

Total Short-Term Investments (Cost $322,450)		322,451

Total Investments — 102.0% (Cost $5,591,163)		9,600,447
Liabilities in Excess of Other Assets — (2.0)%		(190,358)

NET ASSETS — 100.0%		9,410,089

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $179,510,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Aerospace & Defense — 0.4%

HEICO Corp., Class A	85	7,568

Auto Components — 0.7%

Aptiv plc	54	5,092

BorgWarner, Inc.	153	6,639

		11,731

Automobiles — 0.8%

Tesla, Inc. *	20	8,367

Thor Industries, Inc. (a)	63	4,695

		13,062

Banks — 5.3%

Citizens Financial Group, Inc.	234	9,490

Comerica, Inc.	61	4,379

East West Bancorp, Inc.	109	5,331

Fifth Third Bancorp	410	12,590

First Republic Bank	150	17,644

Huntington Bancshares, Inc.	458	6,911

M&T Bank Corp.	91	15,375

TCF Financial Corp.	64	2,984

Truist Financial Corp.	226	12,744

Zions Bancorp NA	68	3,536

		90,984

Beverages — 0.6%

Constellation Brands, Inc., Class A	37	7,044

Keurig Dr Pepper, Inc.	128	3,695

		10,739

Biotechnology — 1.7%

Agios Pharmaceuticals, Inc. *	48	2,275

Alnylam Pharmaceuticals, Inc. *	37	4,299

BioMarin Pharmaceutical, Inc. *	29	2,482

Exact Sciences Corp. *	96	8,895

Exelixis, Inc. *	236	4,162

Intercept Pharmaceuticals, Inc. *	32	3,947

Sage Therapeutics, Inc. *	42	3,051

		29,111

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	249	16,287

Capital Markets — 4.4%

Ameriprise Financial, Inc.	64	10,625

MarketAxess Holdings, Inc.	14	5,383

MSCI, Inc.	30	7,787

Nasdaq, Inc.	68	7,299

Northern Trust Corp.	92	9,793

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Raymond James Financial, Inc.	103	9,228

S&P Global, Inc.	32	8,856

T. Rowe Price Group, Inc.	111	13,575

TD Ameritrade Holding Corp.	58	2,872

		75,418

Chemicals — 0.6%

Sherwin-Williams Co. (The)	17	9,968

Commercial Services & Supplies — 1.5%

Copart, Inc. *	141	12,849

Waste Connections, Inc.	148	13,447

		26,296

Communications Equipment — 0.5%

Arista Networks, Inc. *	33	6,743

CommScope Holding Co., Inc. *	151	2,145

		8,888

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	31	8,576

Vulcan Materials Co.	87	12,559

		21,135

Consumer Finance — 0.1%

Ally Financial, Inc.	39	1,198

Containers & Packaging — 2.5%

Avery Dennison Corp.	77	10,092

Ball Corp.	273	17,639

Silgan Holdings, Inc.	278	8,649

Westrock Co.	158	6,790

		43,170

Distributors — 0.3%

Genuine Parts Co.	52	5,532

Diversified Consumer Services — 0.4%

Bright Horizons Family Solutions, Inc. *	50	7,554

Electric Utilities — 2.1%

Edison International	132	9,931

Entergy Corp.	72	8,647

Xcel Energy, Inc.	289	18,342

		36,920

Electrical Equipment — 2.6%

Acuity Brands, Inc.	58	7,957

AMETEK, Inc.	214	21,356

Generac Holdings, Inc. *	91	9,162

Hubbell, Inc.	37	5,459

		43,934

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — 4.7%

Amphenol Corp., Class A	198	21,408

Arrow Electronics, Inc. *	82	6,922

CDW Corp.	69	9,904

FLIR Systems, Inc.	95	4,949

Keysight Technologies, Inc. *	178	18,263

SYNNEX Corp.	46	5,944

Zebra Technologies Corp., Class A *	51	13,062

		80,452

Entertainment — 1.3%

Spotify Technology SA *	71	10,683

Take-Two Interactive Software, Inc. *	100	12,241

		22,924

Equity Real Estate Investment Trusts (REITs) — 6.0%

American Campus Communities, Inc.	99	4,672

American Homes 4 Rent, Class A	206	5,394

AvalonBay Communities, Inc.	54	11,411

Boston Properties, Inc.	81	11,120

Brixmor Property Group, Inc.	333	7,188

Essex Property Trust, Inc.	23	6,790

Federal Realty Investment Trust	67	8,568

JBG SMITH Properties	88	3,508

Kimco Realty Corp.	295	6,103

Outfront Media, Inc.	213	5,716

Rayonier, Inc.	206	6,733

Regency Centers Corp.	75	4,754

Ventas, Inc.	64	3,690

Vornado Realty Trust	125	8,328

Weyerhaeuser Co.	184	5,556

WP Carey, Inc.	43	3,479

		103,010

Food & Staples Retailing — 0.3%

Kroger Co. (The)	195	5,640

Food Products — 0.4%

Post Holdings, Inc. *	69	7,529

Gas Utilities — 0.4%

National Fuel Gas Co.	151	7,047

Health Care Equipment & Supplies — 2.5%

DexCom, Inc. *	53	11,650

Insulet Corp. * (a)	53	9,096

ResMed, Inc.	67	10,420

Zimmer Biomet Holdings, Inc.	77	11,600

		42,766

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 3.9%

Acadia Healthcare Co., Inc. *	115	3,824

AmerisourceBergen Corp.	97	8,289

Centene Corp. *	105	6,632

Cigna Corp.	35	7,235

Henry Schein, Inc. *	92	6,142

Humana, Inc.	12	4,426

Laboratory Corp. of America Holdings *	55	9,303

Universal Health Services, Inc., Class B	57	8,213

WellCare Health Plans, Inc. *	37	12,269

		66,333

Health Care Technology — 1.0%

Teladoc Health, Inc. *	104	8,744

Veeva Systems, Inc., Class A *	55	7,733

		16,477

Hotels, Restaurants & Leisure — 1.7%

Chipotle Mexican Grill, Inc. *	7	5,687

Hilton Worldwide Holdings, Inc.	175	19,444

Red Rock Resorts, Inc., Class A	203	4,852

		29,983

Household Durables — 1.6%

Garmin Ltd.	69	6,732

Mohawk Industries, Inc. *	61	8,263

Newell Brands, Inc.	284	5,449

NVR, Inc. *	2	7,461

		27,905

Household Products — 0.4%

Energizer Holdings, Inc. (a)	125	6,294

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	79	12,806

Insurance — 4.1%

Alleghany Corp. *	8	6,480

Hartford Financial Services Group, Inc. (The)	184	11,204

Lincoln National Corp.	107	6,342

Loews Corp.	307	16,125

Marsh & McLennan Cos., Inc.	74	8,296

Principal Financial Group, Inc.	35	1,949

Progressive Corp. (The)	182	13,170

Unum Group	40	1,176

WR Berkley Corp.	81	5,613

		70,355

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	83	8,936

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.0%

Black Knight, Inc. *	79	5,076

Booz Allen Hamilton Holding Corp.	178	12,650

Fidelity National Information Services, Inc.	27	3,720

Fiserv, Inc. *	196	22,635

FleetCor Technologies, Inc. *	28	7,970

Global Payments, Inc.	142	25,887

Jack Henry & Associates, Inc.	52	7,588

MongoDB, Inc. *	32	4,264

Okta, Inc. *	57	6,555

Shopify, Inc., Class A (Canada) *	18	7,270

		103,615

Life Sciences Tools & Services — 0.3%

Illumina, Inc. *	13	4,477

Machinery — 4.2%

Gardner Denver Holdings, Inc. *	86	3,165

IDEX Corp.	46	7,927

Ingersoll-Rand plc	103	13,732

ITT, Inc.	66	4,901

Lincoln Electric Holdings, Inc.	53	5,089

Middleby Corp. (The) *	65	7,128

Nordson Corp.	42	6,766

Parker-Hannifin Corp.	23	4,785

Snap-on, Inc.	53	9,059

Stanley Black & Decker, Inc.	56	9,304

		71,856

Media — 1.7%

DISH Network Corp., Class A *	152	5,386

Liberty Broadband Corp., Class C *	45	5,649

Liberty Media Corp.-Liberty SiriusXM, Class C *	187	9,007

New York Times Co. (The), Class A	154	4,968

ViacomCBS, Inc.	97	4,079

		29,089

Multiline Retail — 1.1%

Dollar General Corp.	60	9,418

Kohl’s Corp.	110	5,586

Nordstrom, Inc. (a)	89	3,640

		18,644

Multi-Utilities — 2.8%

CMS Energy Corp.	277	17,407

Sempra Energy	88	13,357

WEC Energy Group, Inc.	193	17,836

		48,600

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 3.0%

Cabot Oil & Gas Corp.	384	6,690

Concho Resources, Inc.	66	5,807

Diamondback Energy, Inc.	158	14,651

EQT Corp.	220	2,397

Equitrans Midstream Corp.	209	2,790

PBF Energy, Inc., Class A	177	5,561

Williams Cos., Inc. (The)	576	13,667

		51,563

Personal Products — 0.2%

Coty, Inc., Class A	224	2,518

Pharmaceuticals — 1.1%

Catalent, Inc. *	83	4,659

Elanco Animal Health, Inc. *	196	5,765

Jazz Pharmaceuticals plc *	62	9,239

		19,663

Professional Services — 1.4%

CoStar Group, Inc. *	13	8,015

FTI Consulting, Inc. *	44	4,830

IHS Markit Ltd. *	153	11,495

		24,340

Real Estate Management & Development — 1.4%

CBRE Group, Inc., Class A *	348	21,351

Cushman & Wakefield plc *	158	3,237

		24,588

Road & Rail — 0.7%

Lyft, Inc., Class A *	84	3,602

Old Dominion Freight Line, Inc.	45	8,446

		12,048

Semiconductors & Semiconductor Equipment — 4.6%

Advanced Micro Devices, Inc. *	588	26,950

Analog Devices, Inc.	33	3,926

KLA Corp.	57	10,234

Lam Research Corp.	50	14,547

Marvell Technology Group Ltd.	280	7,443

Microchip Technology, Inc. (a)	57	5,992

Xilinx, Inc.	102	9,972

		79,064

Software — 5.2%

Anaplan, Inc. *	107	5,596

Crowdstrike Holdings, Inc., Class A *	73	3,636

Fair Isaac Corp. *	16	6,148

Intuit, Inc.	28	7,314

Paycom Software, Inc. *	23	6,152

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Proofpoint, Inc. *	41	4,728

RingCentral, Inc., Class A *	37	6,273

ServiceNow, Inc. *	22	6,177

Slack Technologies, Inc., Class A *	72	1,608

Splunk, Inc. *	52	7,851

Synopsys, Inc. *	159	22,120

Trade Desk, Inc. (The), Class A * (a)	38	9,792

Zscaler, Inc. * (a)	59	2,760

		90,155

Specialty Retail — 5.5%

AutoZone, Inc. *	11	13,044

Best Buy Co., Inc.	109	9,578

Burlington Stores, Inc. *	38	8,633

Gap, Inc. (The)	257	4,538

National Vision Holdings, Inc. *	178	5,757

O’Reilly Automotive, Inc. *	54	23,665

Ross Stores, Inc.	109	12,726

Tiffany & Co.	64	8,542

Tractor Supply Co.	95	8,895

		95,378

Textiles, Apparel & Luxury Goods — 1.6%

Lululemon Athletica, Inc. *	57	13,281

PVH Corp.	64	6,685

Ralph Lauren Corp.	68	7,957

		27,923

Trading Companies & Distributors — 0.2%

MSC Industrial Direct Co., Inc., Class A	51	4,016

Total Common Stocks (Cost $983,717)		1,675,489

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.1%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $44,045)	44,031	44,045

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	3,010	3,010

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	6,945	6,945

Total Investment of Cash Collateral from Securities Loaned (Cost $9,955)		9,955

Total Short-Term Investments (Cost $54,000)		54,000

Total Investments — 100.4% (Cost $1,037,717)		1,729,489
Liabilities in Excess of Other Assets — (0.4)%		(6,470)

NET ASSETS — 100.0%		1,723,019

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $9,779,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.1%

Aerospace & Defense — 0.9%

HEICO Corp., Class A	484	43,322

Auto Components — 0.6%

Aptiv plc	307	29,118

Automobiles — 1.5%

Tesla, Inc. * (a)	114	47,731

Thor Industries, Inc. (a)	362	26,893

		74,624

Banks — 1.6%

East West Bancorp, Inc.	627	30,518

First Republic Bank (a)	410	48,154

		78,672

Biotechnology — 3.4%

Agios Pharmaceuticals, Inc. * (a)	273	13,026

Alnylam Pharmaceuticals, Inc. *	214	24,600

BioMarin Pharmaceutical, Inc. *	168	14,196

Exact Sciences Corp. *	552	51,003

Exelixis, Inc. *	1,352	23,826

Intercept Pharmaceuticals, Inc. * (a)	182	22,587

Sage Therapeutics, Inc. *	240	17,333

		166,571

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	772	50,410

Capital Markets — 3.8%

MarketAxess Holdings, Inc.	81	30,708

MSCI, Inc.	173	44,665

Nasdaq, Inc.	390	41,769

S&P Global, Inc.	185	50,468

TD Ameritrade Holding Corp.	331	16,447

		184,057

Commercial Services & Supplies — 3.1%

Copart, Inc. *	809	73,552

Waste Connections, Inc. (a)	842	76,444

		149,996

Communications Equipment — 0.8%

Arista Networks, Inc. * (a)	190	38,548

Construction Materials — 1.5%

Vulcan Materials Co.	494	71,140

Containers & Packaging — 2.5%

Avery Dennison Corp.	441	57,744

Ball Corp. (a)	996	64,440

		122,184

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 0.9%

Bright Horizons Family Solutions, Inc. *	288	43,269

Electrical Equipment — 2.5%

AMETEK, Inc.	676	67,404

Generac Holdings, Inc. *	521	52,428

		119,832

Electronic Equipment, Instruments & Components — 5.2%

Amphenol Corp., Class A	683	73,957

FLIR Systems, Inc.	544	28,321

Keysight Technologies, Inc. *	722	74,140

Zebra Technologies Corp., Class A *	292	74,691

		251,109

Entertainment — 2.7%

Spotify Technology SA *	409	61,136

Take-Two Interactive Software, Inc. *	572	70,067

		131,203

Health Care Equipment & Supplies — 3.7%

DexCom, Inc. *	303	66,256

Insulet Corp. * (a)	302	51,737

ResMed, Inc. (a)	385	59,633

		177,626

Health Care Providers & Services — 2.7%

Acadia Healthcare Co., Inc. * (a)	659	21,883

Centene Corp. *	604	37,954

WellCare Health Plans, Inc. *	213	70,203

		130,040

Health Care Technology — 1.9%

Teladoc Health, Inc. *	594	49,722

Veeva Systems, Inc., Class A *	315	44,273

		93,995

Hotels, Restaurants & Leisure — 2.7%

Chipotle Mexican Grill, Inc. *	39	32,396

Hilton Worldwide Holdings, Inc.	635	70,388

Red Rock Resorts, Inc., Class A	1,159	27,768

		130,552

Household Durables — 1.7%

Garmin Ltd.	395	38,520

NVR, Inc. *	12	43,797

		82,317

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	246	39,780

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 0.8%

Progressive Corp. (The)	521	37,708

IT Services — 11.3%

Black Knight, Inc. *	451	29,048

Booz Allen Hamilton Holding Corp.	1,018	72,410

Fidelity National Information Services, Inc.	153	21,301

Fiserv, Inc. *	1,121	129,610

FleetCor Technologies, Inc. *	158	45,316

Global Payments, Inc.	811	148,093

MongoDB, Inc. * (a)	185	24,348

Okta, Inc. *	325	37,518

Shopify, Inc., Class A (Canada) *	104	41,508

		549,152

Life Sciences Tools & Services — 0.5%

Illumina, Inc. *	77	25,669

Machinery — 4.5%

Gardner Denver Holdings, Inc. * (a)	498	18,256

Ingersoll-Rand plc	591	78,595

Nordson Corp.	238	38,740

Parker-Hannifin Corp.	133	27,333

Stanley Black & Decker, Inc.	322	53,285

		216,209

Media — 0.6%

New York Times Co. (The), Class A (a)	884	28,445

Multiline Retail — 1.1%

Dollar General Corp. (a)	345	53,876

Oil, Gas & Consumable Fuels — 0.7%

Concho Resources, Inc.	379	33,174

Pharmaceuticals — 2.3%

Catalent, Inc. *	474	26,675

Elanco Animal Health, Inc. *	1,120	32,993

Jazz Pharmaceuticals plc * (a)	355	52,930

		112,598

Professional Services — 2.9%

CoStar Group, Inc. *	77	45,889

FTI Consulting, Inc. *	250	27,632

IHS Markit Ltd. *	873	65,796

		139,317

Real Estate Management & Development — 1.2%

CBRE Group, Inc., Class A *	915	56,088

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.4%

Lyft, Inc., Class A *	479	20,619

Old Dominion Freight Line, Inc.	255	48,356

		68,975

Semiconductors & Semiconductor Equipment — 8.8%

Advanced Micro Devices, Inc. *	3,343	153,301

KLA Corp.	329	58,582

Lam Research Corp.	285	83,331

Marvell Technology Group Ltd.	1,604	42,606

Microchip Technology, Inc. (a)	328	34,296

Xilinx, Inc.	578	56,491

		428,607

Software — 9.8%

Anaplan, Inc. *	610	31,964

Crowdstrike Holdings, Inc., Class A * (a)	413	20,596

Fair Isaac Corp. *	94	35,182

Intuit, Inc.	160	41,935

Paycom Software, Inc. * (a)	133	35,266

Proofpoint, Inc. *	234	26,904

RingCentral, Inc., Class A * (a)	211	35,505

ServiceNow, Inc. *	124	34,944

Slack Technologies, Inc., Class A * (a)	409	9,190

Splunk, Inc. *	300	44,967

Synopsys, Inc. *	604	84,105

Trade Desk, Inc. (The), Class A *	216	56,035

Zscaler, Inc. * (a)	339	15,782

		472,375

Specialty Retail — 7.1%

Burlington Stores, Inc. *	217	49,414

National Vision Holdings, Inc. *	1,016	32,958

O’Reilly Automotive, Inc. *	309	135,495

Ross Stores, Inc.	625	72,784

Tractor Supply Co.	545	50,953

		341,604

Textiles, Apparel & Luxury Goods — 1.6%

Lululemon Athletica, Inc. *	328	76,034

Total Common Stocks (Cost $3,362,507)		4,848,196

Short-Term Investments — 4.3%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $56,417)	56,400	56,417

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 3.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	133,026	133,039

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	17,244	17,244

Total Investment of Cash Collateral from Securities Loaned (Cost $150,285)		150,283

Total Short-Term Investments (Cost $206,702)		206,700

Total Investments — 104.4% (Cost $3,569,209)		5,054,896
Liabilities in Excess of Other Assets — (4.4)%		(212,650)

NET ASSETS — 100.0%		4,842,246

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $147,700,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Auto Components — 0.8%

BorgWarner, Inc. (a)	3,136	136,042

Banks — 9.1%

Citizens Financial Group, Inc.	4,781	194,157

Comerica, Inc.	883	63,330

Fifth Third Bancorp	8,371	257,319

First Republic Bank	1,610	189,044

Huntington Bancshares, Inc.	9,389	141,585

M&T Bank Corp.	1,928	327,330

TCF Financial Corp.	1,317	61,625

Truist Financial Corp.	4,538	255,557

Zions Bancorp NA (a)	1,403	72,836

		1,562,783

Beverages — 1.3%

Constellation Brands, Inc., Class A	760	144,274

Keurig Dr Pepper, Inc. (a)	2,625	75,986

		220,260

Building Products — 0.9%

Fortune Brands Home & Security, Inc.	2,345	153,193

Capital Markets — 5.1%

Ameriprise Financial, Inc.	1,279	213,070

Northern Trust Corp.	1,885	200,276

Raymond James Financial, Inc.	2,110	188,777

T. Rowe Price Group, Inc.	2,234	272,228

		874,351

Chemicals — 1.2%

Sherwin-Williams Co. (The)	349	203,832

Communications Equipment — 0.3%

CommScope Holding Co., Inc. * (a)	3,132	44,443

Construction Materials — 1.0%

Martin Marietta Materials, Inc.	628	175,538

Consumer Finance — 0.1%

Ally Financial, Inc.	812	24,825

Containers & Packaging — 2.6%

Ball Corp. (a)	2,022	130,748

Silgan Holdings, Inc.	5,695	176,994

Westrock Co.	3,243	139,174

		446,916

Distributors — 0.7%

Genuine Parts Co. (a)	1,068	113,478

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 4.4%

Edison International	2,694	203,136

Entergy Corp.	1,464	175,382

Xcel Energy, Inc.	5,899	374,526

		753,044

Electrical Equipment — 2.7%

Acuity Brands, Inc.	1,181	162,921

AMETEK, Inc.	1,964	195,935

Hubbell, Inc.	758	111,986

		470,842

Electronic Equipment, Instruments & Components — 4.2%

Amphenol Corp., Class A	1,580	171,050

Arrow Electronics, Inc. *	1,674	141,840

CDW Corp.	1,309	187,043

Keysight Technologies, Inc. *	1,046	107,374

SYNNEX Corp.	929	119,686

		726,993

Equity Real Estate Investment Trusts (REITs) — 11.9%

American Campus Communities, Inc.	2,040	95,928

American Homes 4 Rent, Class A	4,222	110,651

AvalonBay Communities, Inc.	1,112	233,245

Boston Properties, Inc.	1,649	227,323

Brixmor Property Group, Inc.	6,811	147,192

Essex Property Trust, Inc. (a)	462	139,063

Federal Realty Investment Trust	1,362	175,330

JBG SMITH Properties	1,810	72,209

Kimco Realty Corp.	6,039	125,073

Outfront Media, Inc.	4,373	117,276

Rayonier, Inc.	4,212	137,981

Regency Centers Corp.	1,547	97,610

Ventas, Inc.	1,315	75,912

Vornado Realty Trust	2,563	170,462

Weyerhaeuser Co.	3,774	113,975

		2,039,230

Food & Staples Retailing — 0.7%

Kroger Co. (The)	3,992	115,734

Food Products — 0.9%

Post Holdings, Inc. *	1,413	154,178

Gas Utilities — 0.8%

National Fuel Gas Co. (a)	3,102	144,362

Health Care Equipment & Supplies — 1.4%

Zimmer Biomet Holdings, Inc.	1,621	242,688

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.2%

AmerisourceBergen Corp. (a)	1,995	169,620

Cigna Corp.	725	148,183

Henry Schein, Inc. *	1,887	125,875

Humana, Inc.	253	92,588

Laboratory Corp. of America Holdings *	1,125	190,304

Universal Health Services, Inc., Class B	1,198	171,822

		898,392

Hotels, Restaurants & Leisure — 0.9%

Hilton Worldwide Holdings, Inc.	1,321	146,469

Household Durables — 1.6%

Mohawk Industries, Inc. *	1,240	169,085

Newell Brands, Inc.	5,709	109,722

		278,807

Household Products — 0.8%

Energizer Holdings, Inc. (a)	2,569	129,031

Industrial Conglomerates — 0.7%

Carlisle Cos., Inc.	743	120,213

Insurance — 7.6%

Alleghany Corp. *	166	132,828

Hartford Financial Services Group, Inc. (The)	3,769	229,025

Lincoln National Corp.	2,203	130,004

Loews Corp.	6,274	329,347

Marsh & McLennan Cos., Inc.	1,524	169,819

Principal Financial Group, Inc.	735	40,451

Progressive Corp. (The)	1,864	134,957

Unum Group	847	24,696

WR Berkley Corp.	1,629	112,554

		1,303,681

Internet & Direct Marketing Retail — 1.1%

Expedia Group, Inc.	1,677	181,380

IT Services — 0.9%

Jack Henry & Associates, Inc.	1,066	155,331

Machinery — 4.1%

IDEX Corp.	944	162,294

ITT, Inc.	1,362	100,657

Lincoln Electric Holdings, Inc. (a)	1,080	104,475

Middleby Corp. (The) *	1,333	145,960

Snap-on, Inc.	1,094	185,371

		698,757

Media — 2.9%

DISH Network Corp., Class A * (a)	3,115	110,490

Liberty Broadband Corp., Class C *	921	115,878

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Liberty Media Corp.-Liberty SiriusXM, Class C *	3,828	184,287

ViacomCBS, Inc.	1,999	83,901

		494,556

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Starwood Property Trust, Inc.	2,257	56,102

Multiline Retail — 1.1%

Kohl’s Corp. (a)	2,250	114,629

Nordstrom, Inc. (a)	1,834	75,051

		189,680

Multi-Utilities — 5.8%

CMS Energy Corp.	5,656	355,452

Sempra Energy	1,802	272,938

WEC Energy Group, Inc. (a)	3,949	364,219

		992,609

Oil, Gas & Consumable Fuels — 5.5%

Cabot Oil & Gas Corp.	7,795	135,716

Diamondback Energy, Inc.	3,201	297,250

EQT Corp.	4,700	51,230

Equitrans Midstream Corp. (a)	4,331	57,865

PBF Energy, Inc., Class A	3,636	114,075

Williams Cos., Inc. (The)	11,774	279,284

		935,420

Personal Products — 0.3%

Coty, Inc., Class A (a)	4,622	51,995

Real Estate Management & Development — 1.7%

CBRE Group, Inc., Class A *	3,780	231,673

Cushman & Wakefield plc *	3,266	66,750

		298,423

Semiconductors & Semiconductor Equipment — 0.5%

Analog Devices, Inc.	680	80,785

Software — 0.9%

Synopsys, Inc. *	1,082	150,565

Specialty Retail — 4.2%

AutoZone, Inc. *	220	261,687

Best Buy Co., Inc.	2,187	192,062

Gap, Inc. (The)	5,276	93,273

Tiffany & Co.	1,308	174,860

		721,882

Textiles, Apparel & Luxury Goods — 1.7%

PVH Corp.	1,303	137,010

Ralph Lauren Corp.	1,390	162,938

		299,948

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Investments	Shares (000)	Value ($000)
Common Stocks — continued

Trading Companies & Distributors — 0.5%

MSC Industrial Direct Co., Inc., Class A	1,053	82,610

Total Common Stocks (Cost $9,993,800)		16,869,368

Short-Term Investments — 2.6%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $252,935)	252,859	252,935

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	174,019	174,037

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	21,933	21,933

Total Investment of Cash Collateral from Securities Loaned (Cost $195,970)		195,970

Total Short-term Investments (Cost $448,905)		448,905

Total Investments — 101.0% (Cost $10,442,705)		17,318,273
Liabilities in Excess of Other Assets — (1.0)%		(174,962)

NET ASSETS — 100.0%		17,143,311

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $193,021,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Aerospace & Defense — 1.3%

General Dynamics Corp.	201	35,358

United Technologies Corp.	813	121,765

		157,123

Airlines — 2.0%

Delta Air Lines, Inc.	3,258	190,504

Southwest Airlines Co.	910	49,138

		239,642

Banks — 15.2%

Bank of America Corp.	13,053	459,730

Citigroup, Inc.	2,043	163,178

Citizens Financial Group, Inc.	3,338	135,553

Fifth Third Bancorp	2,095	64,411

First Republic Bank (a)	554	65,086

M&T Bank Corp.	1,000	169,804

PNC Financial Services Group, Inc. (The)	1,606	256,442

Truist Financial Corp.	2,792	157,258

US Bancorp (a)	1,946	115,402

Wells Fargo & Co.	4,319	232,364

		1,819,228

Beverages — 0.4%

Keurig Dr Pepper, Inc. (a)	1,765	51,093

Biotechnology — 0.8%

AbbVie, Inc.	1,027	90,940

Capital Markets — 4.5%

Charles Schwab Corp. (The)	2,477	117,806

Invesco Ltd. (a)	1,727	31,049

Morgan Stanley	3,211	164,168

Northern Trust Corp. (a)	756	80,302

T. Rowe Price Group, Inc.	1,148	139,841

		533,166

Chemicals — 0.2%

AdvanSix, Inc. *	952	18,996

Communications Equipment — 1.2%

Cisco Systems, Inc.	1,956	93,819

CommScope Holding Co., Inc. *	3,770	53,491

		147,310

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	523	146,385

Consumer Finance — 3.2%

American Express Co.	950	118,253

Capital One Financial Corp.	2,578	265,342

		383,595

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 3.0%

Ball Corp.	1,809	116,960

Graphic Packaging Holding Co.	4,600	76,596

Packaging Corp. of America (a)	798	89,323

Westrock Co.	1,752	75,173

		358,052

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B *	711	161,042

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	2,951	181,190

Electric Utilities — 5.4%

American Electric Power Co., Inc.	1,734	163,872

Duke Energy Corp. (a)	707	64,466

Edison International	849	64,016

Entergy Corp.	496	59,409

NextEra Energy, Inc.	589	142,703

Xcel Energy, Inc. (a)	2,458	156,030

		650,496

Electronic Equipment, Instruments & Components — 0.6%

Arrow Electronics, Inc. *	855	72,454

Equity Real Estate Investment Trusts (REITs) — 6.0%

American Homes 4 Rent, Class A	2,340	61,344

Brixmor Property Group, Inc.	3,456	74,689

EastGroup Properties, Inc.	255	33,830

Federal Realty Investment Trust	475	61,121

Kimco Realty Corp.	3,797	78,629

Mid-America Apartment Communities, Inc. (a)	733	96,673

Outfront Media, Inc.	2,700	72,412

Public Storage	564	120,024

Rayonier, Inc.	2,171	71,118

Weyerhaeuser Co.	1,448	43,742

		713,582

Food & Staples Retailing — 0.9%

Walgreens Boots Alliance, Inc.	1,837	108,321

Food Products — 0.8%

Post Holdings, Inc. *	876	95,549

Health Care Equipment & Supplies — 0.8%

Medtronic plc	796	90,340

Health Care Providers & Services — 2.3%

AmerisourceBergen Corp.	702	59,667

HCA Healthcare, Inc.	427	63,136

UnitedHealth Group, Inc.	515	151,351

		274,154

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 1.0%

Brinker International, Inc. (a)	1,419	59,609

Hilton Worldwide Holdings, Inc.	481	53,393

		113,002

Household Products — 2.3%

Clorox Co. (The)	212	32,612

Energizer Holdings, Inc. (a)	1,723	86,507

Procter & Gamble Co. (The)	1,280	159,902

		279,021

Industrial Conglomerates — 1.6%

Carlisle Cos., Inc.	381	61,728

Honeywell International, Inc.	739	130,824

		192,552

Insurance — 7.6%

Alleghany Corp. *	69	55,007

American International Group, Inc.	1,804	92,589

Chubb Ltd.	607	94,555

Fairfax Financial Holdings Ltd. (Canada) (a)	133	62,292

Hartford Financial Services Group, Inc. (The)	1,491	90,595

Loews Corp.	4,182	219,487

Marsh & McLennan Cos., Inc.	796	88,665

Prudential Financial, Inc.	389	36,422

Travelers Cos., Inc. (The) (a)	1,267	173,484

		913,096

Internet & Direct Marketing Retail — 0.8%

Booking Holdings, Inc. *	47	96,731

Machinery — 2.2%

Dover Corp.	937	108,035

Illinois Tool Works, Inc. (a)	594	106,732

Middleby Corp. (The) *	447	48,977

		263,744

Media — 3.6%

Charter Communications, Inc., Class A *	280	135,962

DISH Network Corp., Class A *	2,644	93,794

Entercom Communications Corp., Class A (a)	8,332	38,662

Nexstar Media Group, Inc., Class A	796	93,313

ViacomCBS, Inc.	1,508	63,277

		425,008

Multiline Retail — 1.3%

Kohl’s Corp.	1,585	80,741

Nordstrom, Inc. (a)	1,713	70,109

		150,850

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.3%

NiSource, Inc. (a)	1,060	29,510

Oil, Gas & Consumable Fuels — 8.8%

Cabot Oil & Gas Corp.	2,396	41,718

Chevron Corp.	1,793	216,038

ConocoPhillips	2,923	190,106

Diamondback Energy, Inc.	1,111	103,158

EQT Corp.	3,684	40,157

Equitrans Midstream Corp. (a)	3,051	40,766

Kinder Morgan, Inc.	5,649	119,593

Marathon Petroleum Corp.	1,598	96,292

PBF Energy, Inc., Class A	1,415	44,394

Phillips 66	526	58,577

Williams Cos., Inc. (The)	4,257	100,974

		1,051,773

Personal Products — 0.3%

Coty, Inc., Class A (a)	3,438	38,683

Pharmaceuticals — 6.6%

Allergan plc	626	119,612

Bristol-Myers Squibb Co.	2,252	144,562

Johnson & Johnson	1,079	157,440

Merck & Co., Inc.	1,898	172,609

Pfizer, Inc.	5,013	196,418

		790,641

Real Estate Management & Development — 1.0%

CBRE Group, Inc., Class A *	1,966	120,471

Semiconductors & Semiconductor Equipment — 2.0%

Analog Devices, Inc.	818	97,235

QUALCOMM, Inc.	318	28,051

Texas Instruments, Inc.	873	111,967

		237,253

Software — 0.9%

Microsoft Corp.	654	103,186

Specialty Retail — 3.7%

AutoZone, Inc. *	121	144,690

Best Buy Co., Inc.	846	74,259

Home Depot, Inc. (The)	317	69,187

Murphy USA, Inc. *	567	66,306

Tiffany & Co.	686	91,669

		446,111

Technology Hardware, Storage & Peripherals — 0.2%

Hewlett Packard Enterprise Co.	1,687	26,753

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.4%

Columbia Sportswear Co. (a)	502	50,339

Total Common Stocks (Cost $7,898,925)		11,621,382

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡ (Cost $—)	2,982	—	(c)

	SHARES (000)
Short-Term Investments — 4.3%

Investment Companies — 2.7%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (d) (e) (Cost $322,392)	322,295	322,392

Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (d) (e)	157,003	157,018

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (d) (e)	31,883	31,883

Total Investment of Cash Collateral from Securities Loaned (Cost $188,897)		188,901

Total Short-term Investments (Cost $511,289)		511,293

Total Investments — 101.6% (Cost $8,410,214)		12,132,675

Liabilities in Excess of Other Assets — (1.6)%		(185,473)

NET ASSETS — 100.0%		11,947,202

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $185,815,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$9,277,996	$1,675,489	$4,848,196
Investments in affiliates, at value	139,991	44,045	56,417
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	182,460	9,955	150,283
Cash	218	623	106
Receivables:
Investment securities sold	—	1,424	1,416
Fund shares sold	7,095	1,937	7,557
Dividends from non-affiliates	336	1,867	834
Dividends from affiliates	7	2	3
Securities lending income (See Note 2.B.)	45	8	100

Total Assets	9,608,148	1,735,350	5,064,912

LIABILITIES:
Payables:
Investment securities purchased	—	113	552
Collateral received on securities loaned (See Note 2.B.)	182,460	9,955	150,283
Fund shares redeemed	8,326	957	67,941
Accrued liabilities:
Investment advisory fees	4,320	827	2,655
Administration fees	591	40	307
Distribution fees	933	117	297
Service fees	1,048	167	417
Custodian and accounting fees	34	15	18
Trustees’ and Chief Compliance Officer’s fees	1	1	—	(a)
Other	346	139	196

Total Liabilities	198,059	12,331	222,666

Net Assets	$9,410,089	$1,723,019	$4,842,246

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,178,040	$791,137	$3,296,637
Total distributable earnings (loss)	4,232,049	931,882	1,545,609

Total Net Assets	$9,410,089	$1,723,019	$4,842,246

Net Assets:
Class A	$1,943,737	$485,874	$1,038,915
Class C	834,197	23,421	84,281
Class I	2,277,130	295,590	1,093,077
Class R2	135	547	39,758
Class R3	687	—	39,109
Class R4	17,336	—	9,959
Class R5	119,957	5,040	493,498
Class R6	4,216,910	912,547	2,043,649

Total	$9,410,089	$1,723,019	$4,842,246

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	89,150	9,803	31,828
Class C	45,018	495	3,456
Class I	100,488	5,863	28,345
Class R2	6	11	1,111
Class R3	32	—	1,026
Class R4	765	—	259
Class R5	5,171	100	12,600
Class R6	180,384	18,099	51,886

Net Asset Value (a):
Class A — Redemption price per share	$21.80	$49.56	$32.64
Class C — Offering price per share (b)	18.53	47.32	24.39
Class I — Offering and redemption price per share	22.66	50.42	38.56
Class R2 — Offering and redemption price per share	21.64	49.03	35.79
Class R3 — Offering and redemption price per share	21.81	—	38.11
Class R4 — Offering and redemption price per share	22.66	—	38.47
Class R5 — Offering and redemption price per share	23.20	50.42	39.17
Class R6 — Offering and redemption price per share	23.38	50.42	39.39
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.01	$52.31	$34.45

Cost of investments in non-affiliates	$5,268,713	$983,717	$3,362,507
Cost of investments in affiliates	139,991	44,045	56,417
Investment securities on loan, at value (See Note 2.B.)	179,510	9,779	147,700
Cost of investment of cash collateral (See Note 2.B.)	182,459	9,955	150,285

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$16,869,368	$11,621,382
Investments in affiliates, at value	252,935	322,392
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	195,970	188,901
Cash	551	673
Receivables:
Investment securities sold	33,384	—
Fund shares sold	20,382	8,570
Dividends from non-affiliates	35,172	10,906
Dividends from affiliates	12	16
Securities lending income (See Note 2.B.)	54	53

Total Assets	17,407,828	12,152,893

LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.B.)	195,970	188,901
Fund shares redeemed	55,523	8,211
Accrued liabilities:
Investment advisory fees	9,327	5,462
Administration fees	936	717
Distribution fees	484	593
Service fees	1,101	1,130
Custodian and accounting fees	67	48
Trustees’ and Chief Compliance Officer’s fees	1	1
Other	1,108	628

Total Liabilities	264,517	205,691

Net Assets	$17,143,311	$11,947,202

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,135,027	$8,134,737
Total distributable earnings (loss)	7,008,284	3,812,465

Total Net Assets	$17,143,311	$11,947,202

Net Assets:
Class A	$1,632,529	$1,239,813
Class C	145,229	522,311
Class I	2,704,051	2,569,941
Class L	8,756,795	2,537,783
Class R2	74,409	74
Class R3	79,886	1,932
Class R4	25,663	29,803
Class R5	90,977	7,931
Class R6	3,633,772	5,037,614

Total	$17,143,311	$11,947,202

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	42,157	33,384
Class C	3,910	14,098
Class I	69,036	68,866
Class L	220,732	67,994
Class R2	2,013	2
Class R3	2,082	53
Class R4	659	802
Class R5	2,296	213
Class R6	91,652	135,143

Net Asset Value (a):
Class A – Redemption price per share	$38.72	$37.14
Class C – Offering price per share (b)	37.14	37.05
Class I – Offering and redemption price per share	39.17	37.32
Class L – Offering and redemption price per share	39.67	37.32
Class R2 – Offering and redemption price per share	36.97	36.91
Class R3 – Offering and redemption price per share	38.36	36.73
Class R4 – Offering and redemption price per share	38.96	37.14
Class R5 – Offering and redemption price per share	39.62	37.25
Class R6 – Offering and redemption price per share	39.65	37.28
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$40.87	$39.20

Cost of investments in non-affiliates	$9,993,800	$7,898,925
Cost of investments in affiliates	252,935	322,392
Investment securities on loan, at value (See Note 2.B.)	193,021	185,815
Cost of investment of cash collateral (See Note 2.B.)	195,970	188,897

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)	$— (a)
Interest income from affiliates	1	— (a)	— (a)
Dividend income from non-affiliates	31,224	14,330	11,871
Dividend income from affiliates	2,349	843	1,375
Income from securities lending (net) (See Note 2.B.)	302	111	597

Total investment income	33,876	15,284	13,843

EXPENSES:
Investment advisory fees	26,152	7,486	15,155
Administration fees	3,456	864	1,749
Distribution fees:
Class A	2,327	583	1,256
Class C	2,997	87	307
Class R2	— (a)	2	99
Class R3	1	—	44
Service fees:
Class A	2,327	583	1,256
Class C	999	29	102
Class I	2,657	358	1,351
Class R2	— (a)	1	49
Class R3	1	—	44
Class R4	21	—	12
Class R5	58	3	237
Custodian and accounting fees	124	41	65
Professional fees	76	42	50
Trustees’ and Chief Compliance Officer’s fees	31	18	22
Printing and mailing costs	242	103	145
Registration and filing fees	181	73	89
Transfer agency fees (See Note 2.E.)	155	31	238
Other	77	23	33

Total expenses	41,882	10,327	22,303

Less fees waived	(1,150)	(1,371)	(823)
Less expense reimbursements	(7)	— (a)	(13)

Net expenses	40,725	8,956	21,467

Net investment income (loss)	(6,849)	6,328	(7,624)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	736,656	329,267	223,040
Investments in affiliates	4	8	7

Net realized gain (loss)	736,660	329,275	223,047

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	172,953	(228,757)	147,470
Investments in affiliates	(34)	(14)	(27)

Change in net unrealized appreciation/depreciation	172,919	(228,771)	147,443

Net realized/unrealized gains (losses)	909,579	100,504	370,490

Change in net assets resulting from operations	$902,730	$106,832	$362,866

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$—	(a)
Interest income from affiliates	—	—	(a)
Dividend income from non-affiliates	171,638	133,349
Dividend income from affiliates	5,470	3,151
Income from securities lending (net) (See Note 2.B.)	540	360

Total investment income	177,648	136,860

EXPENSES:
Investment advisory fees	54,941	31,424
Administration fees	5,490	4,060
Distribution fees:
Class A	2,027	1,533
Class C	543	1,929
Class R2	183	—	(a)
Class R3	94	3
Service fees:
Class A	2,027	1,533
Class C	181	643
Class I	3,322	3,088
Class L	4,401	1,259
Class R2	92	—	(a)
Class R3	94	2
Class R4	35	31
Class R5	48	4
Custodian and accounting fees	223	149
Professional fees	118	88
Trustees’ and Chief Compliance Officer’s fees	45	34
Printing and mailing costs	674	326
Registration and filing fees	178	195
Transfer agency fees (See Note 2.E.)	438	133
Other	143	83

Total expenses	75,297	46,517

Less fees waived	(4,369)	(1,215)
Less expense reimbursements	(13)	(14)

Net expenses	70,915	45,288

Net investment income (loss)	106,733	91,572

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	267,306	259,130
Investments in affiliates	44	(18)

Net realized gain (loss)	267,350	259,112

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	775,684	606,642
Investments in affiliates	(94)	(29)

Change in net unrealized appreciation/depreciation	775,590	606,613

Net realized/unrealized gains (losses)	1,042,940	865,725

Change in net assets resulting from operations	$1,149,673	$957,297

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,849)	$(10,145)	$6,328	$20,621
Net realized gain (loss)	736,660	629,057	329,275	205,661
Change in net unrealized appreciation/depreciation	172,919	213,962	(228,771)	42,746

Change in net assets resulting from operations	902,730	832,874	106,832	269,028

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(176,120)	(137,182)	(38,917)	(41,313)
Class C	(88,186)	(69,324)	(1,879)	(2,590)
Class I	(199,341)	(147,315)	(23,411)	(31,866)
Class R2	(12)	(5)	(49)	(47)
Class R3	(61)	(27)	—	—
Class R4	(1,510)	(957)	—	—
Class R5	(10,297)	(8,804)	(518)	(621)
Class R6	(359,755)	(334,548)	(159,341)	(209,503)

Total distributions to shareholders	(835,282)	(698,162)	(224,115)	(285,940)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(46,448)	562,790	(951,095)	74,601

NET ASSETS:
Change in net assets	21,000	697,502	(1,068,378)	57,689
Beginning of period	9,389,089	8,691,587	2,791,397	2,733,708

End of period	$9,410,089	$9,389,089	$1,723,019	$2,791,397

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(7,624)	$(10,571)	$106,733	$262,116
Net realized gain (loss)	223,047	269,037	267,350	854,560
Change in net unrealized appreciation/depreciation	147,443	351,539	775,590	(449,626)

Change in net assets resulting from operations	362,866	610,005	1,149,673	667,050

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(82,704)	(64,068)	(76,720)	(113,824)
Class C	(8,737)	(6,859)	(6,335)	(11,787)
Class I	(75,633)	(66,577)	(133,060)	(180,706)
Class L	—	—	(443,822)	(790,206)
Class R2	(2,939)	(2,466)	(3,525)	(5,220)
Class R3	(2,669)	(1,655)	(3,809)	(4,506)
Class R4	(679)	(921)	(1,419)	(1,721)
Class R5	(33,403)	(18,376)	(4,996)	(5,681)
Class R6	(138,679)	(90,888)	(181,586)	(86,808)

Total distributions to shareholders	(345,443)	(251,810)	(855,272)	(1,200,459)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	266,331	283,053	(166,575)	(734,957)

NET ASSETS:
Change in net assets	283,754	641,248	127,826	(1,268,366)
Beginning of period	4,558,492	3,917,244	17,015,485	18,283,851

End of period	$4,842,246	$4,558,492	$17,143,311	$17,015,485

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$91,572	$207,703
Net realized gain (loss)	259,112	344,698
Change in net unrealized appreciation/depreciation	606,613	219,801

Change in net assets resulting from operations	957,297	772,202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(44,981)	(75,407)
Class C	(16,494)	(31,120)
Class I	(99,554)	(161,614)
Class L	(100,871)	(175,343)
Class R2	(3)	(3)
Class R3	(70)	(123)
Class R4	(1,174)	(1,103)
Class R5	(334)	(451)
Class R6	(204,414)	(263,786)

Total distributions to shareholders	(467,895)	(708,950)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	632,040	(621,729)

NET ASSETS:
Change in net assets	1,121,442	(558,477)
Beginning of period	10,825,760	11,384,237

End of period	$11,947,202	$10,825,760

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$160,395	$403,155	$60,338	$104,599
Distributions reinvested	171,962	134,593	38,873	41,253
Cost of shares redeemed	(222,689)	(459,409)	(59,307)	(96,097)

Change in net assets resulting from Class A capital transactions	$109,668	$78,339	$39,904	$49,755

Class C
Proceeds from shares issued	$52,361	$156,438	$807	$2,104
Distributions reinvested	83,432	66,057	1,879	2,589
Cost of shares redeemed	(83,806)	(164,414)	(3,001)	(7,756)

Change in net assets resulting from Class C capital transactions	$51,987	$58,081	$(315)	$(3,063)

Class I
Proceeds from shares issued	$277,438	$749,623	$45,584	$49,175
Distributions reinvested	183,813	135,181	23,288	31,662
Cost of shares redeemed	(305,828)	(558,012)	(70,647)	(100,951)

Change in net assets resulting from Class I capital transactions	$155,423	$326,792	$(1,775)	$(20,114)

Class R2
Proceeds from shares issued	$64	$44	$268	$65
Distributions reinvested	12	5	42	40
Cost of shares redeemed	(29)	(5)	(283)	(21)

Change in net assets resulting from Class R2 capital transactions	$47	$44	$27	$84

Class R3
Proceeds from shares issued	$209	$184	$—	$—
Distributions reinvested	61	27	—	—
Cost of shares redeemed	(33)	(41)	—	—

Change in net assets resulting from Class R3 capital transactions	$237	$170	$—	$—

Class R4
Proceeds from shares issued	$1,007	$4,852	$—	$—
Distributions reinvested	1,510	957	—	—
Cost of shares redeemed	(1,765)	(2,115)	—	—

Change in net assets resulting from Class R4 capital transactions	$752	$3,694	$—	$—

Class R5
Proceeds from shares issued	$7,803	$21,008	$533	$62
Distributions reinvested	10,290	8,803	517	621
Cost of shares redeemed	(17,747)	(26,114)	(1,988)	(1,088)

Change in net assets resulting from Class R5 capital transactions	$346	$3,697	$(938)	$(405)

Class R6
Proceeds from shares issued	$670,782	$705,912	$189,876	$259,016
Distributions reinvested	358,754	333,918	159,315	209,472
Cost of shares redeemed	(1,394,444)	(947,857)	(136,474)	(420,144)
Redemptions in-kind (See Note 7)	—	—	(1,200,715)	—

Change in net assets resulting from Class R6 capital transactions	$(364,908)	$91,973	$(987,998)	$48,344

Total change in net assets resulting from capital transactions	$(46,448)	$562,790	$(951,095)	$74,601

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	7,325	19,276	1,237	2,159
Reinvested	8,088	7,186	853	952
Redeemed	(10,068)	(22,010)	(1,216)	(1,995)

Change in Class A Shares	5,345	4,452	874	1,116

Class C
Issued	2,775	8,466	18	45
Reinvested	4,615	4,060	43	63
Redeemed	(4,438)	(9,125)	(64)	(167)

Change in Class C Shares	2,952	3,401	(3)	(59)

Class I
Issued	12,153	34,535	901	996
Reinvested	8,317	6,986	501	719
Redeemed	(13,493)	(26,418)	(1,402)	(2,083)

Change in Class I Shares	6,977	15,103	— (a)	(368)

Class R2
Issued	2	2	5	1
Reinvested	1	— (a)	1	1
Redeemed	(1)	— (a)	(6)	— (a)

Change in Class R2 Shares	2	2	— (a)	2

Class R3
Issued	11	9	—	—
Reinvested	3	1	—	—
Redeemed	(2)	(2)	—	—

Change in Class R3 Shares	12	8	—	—

Class R4
Issued	44	238	—	—
Reinvested	68	50	—	—
Redeemed	(76)	(96)	—	—

Change in Class R4 Shares	36	192	—	—

Class R5
Issued	331	934	11	2
Reinvested	455	446	11	14
Redeemed	(765)	(1,188)	(40)	(22)

Change in Class R5 Shares	21	192	(18)	(6)

Class R6
Issued	28,916	31,785	3,749	5,236
Reinvested	15,742	16,814	3,444	4,754
Redeemed	(59,824)	(43,117)	(2,709)	(8,527)
Redemptions in-kind (See Note 7)	—	—	(25,455)	—

Change in Class R6 Shares	(15,166)	5,482	(20,971)	1,463

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,521	$114,825	$100,052	$232,702
Distributions reinvested	80,011	61,839	69,743	101,729
Cost of shares redeemed	(103,872)	(170,138)	(229,269)	(588,500)

Change in net assets resulting from Class A capital transactions	$32,660	$6,526	$(59,474)	$(254,069)

Class C
Proceeds from shares issued	$5,022	$14,313	$6,954	$18,374
Distributions reinvested	8,149	6,348	5,516	10,374
Cost of shares redeemed	(9,659)	(24,318)	(19,763)	(86,785)

Change in net assets resulting from Class C capital transactions	$3,512	$(3,657)	$(7,293)	$(58,037)

Class I
Proceeds from shares issued	$112,137	$238,900	$237,099	$746,983
Distributions reinvested	71,080	63,129	123,074	166,354
Cost of shares redeemed	(182,392)	(444,249)	(366,664)	(1,161,145)

Change in net assets resulting from Class I capital transactions	$825	$(142,220)	$(6,491)	$(247,808)

Class L
Proceeds from shares issued	$—	$—	$480,014	$1,602,921
Distributions reinvested	—	—	394,599	713,339
Cost of shares redeemed	—	—	(1,264,957)	(4,636,220)

Change in net assets resulting from Class L capital transactions	$—	$—	$(390,344)	$(2,319,960)

Class R2
Proceeds from shares issued	$4,580	$15,230	$7,523	$14,477
Distributions reinvested	2,875	2,347	3,405	4,936
Cost of shares redeemed	(12,194)	(14,882)	(11,959)	(24,713)

Change in net assets resulting from Class R2 capital transactions	$(4,739)	$2,695	$(1,031)	$(5,300)

Class R3
Proceeds from shares issued	$10,005	$8,791	$8,124	$25,594
Distributions reinvested	2,669	1,655	3,652	4,297
Cost of shares redeemed	(3,856)	(9,229)	(6,517)	(17,703)

Change in net assets resulting from Class R3 capital transactions	$8,818	$1,217	$5,259	$12,188

Class R4
Proceeds from shares issued	$2,129	$4,725	$3,199	$11,792
Distributions reinvested	679	921	1,419	1,720
Cost of shares redeemed	(2,246)	(11,309)	(7,108)	(3,466)

Change in net assets resulting from Class R4 capital transactions	$562	$(5,663)	$(2,490)	$10,046

Class R5
Proceeds from shares issued	$67,054	$199,729	$8,966	$26,423
Distributions reinvested	31,743	17,215	4,992	5,681
Cost of shares redeemed	(66,233)	(109,050)	(19,844)	(19,629)

Change in net assets resulting from Class R5 capital transactions	$32,564	$107,894	$(5,886)	$12,475

Class R6
Proceeds from shares issued	$300,442	$565,276	$468,081	$2,480,879
Distributions reinvested	137,892	90,442	174,996	82,670
Cost of shares redeemed	(246,205)	(339,457)	(341,902)	(448,041)

Change in net assets resulting from Class R6 capital transactions	$192,129	$316,261	$301,175	$2,115,508

Total change in net assets resulting from capital transactions	$266,331	$283,053	$(166,575)	$(734,957)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,713	3,765	2,615	6,269
Reinvested	2,499	2,301	1,812	2,966
Redeemed	(3,132)	(5,639)	(6,005)	(15,628)

Change in Class A Shares	1,080	427	(1,578)	(6,393)

Class C
Issued	199	610	190	538
Reinvested	341	306	150	315
Redeemed	(381)	(1,023)	(542)	(2,429)

Change in Class C Shares	159	(107)	(202)	(1,576)

Class I
Issued	2,901	6,807	6,148	20,189
Reinvested	1,879	2,019	3,157	4,798
Redeemed	(4,732)	(12,716)	(9,472)	(30,988)

Change in Class I Shares	48	(3,890)	(167)	(6,001)

Class L
Issued	—	—	12,221	41,784
Reinvested	—	—	9,979	20,337
Redeemed	—	—	(32,214)	(124,718)

Change in Class L Shares	—	—	(10,014)	(62,597)

Class R2
Issued	128	460	205	404
Reinvested	82	80	93	150
Redeemed	(337)	(451)	(328)	(692)

Change in Class R2 Shares	(127)	89	(30)	(138)

Class R3
Issued	267	248	213	680
Reinvested	71	53	96	127
Redeemed	(102)	(267)	(171)	(469)

Change in Class R3 Shares	236	34	138	338

Class R4
Issued	55	134	83	313
Reinvested	18	30	37	50
Redeemed	(58)	(325)	(184)	(92)

Change in Class R4 Shares	15	(161)	(64)	271

Class R5
Issued	1,710	5,532	229	697
Reinvested	826	544	126	162
Redeemed	(1,697)	(3,055)	(505)	(517)

Change in Class R5 Shares	839	3,021	(150)	342

Class R6
Issued	7,628	15,732	11,959	66,731
Reinvested	3,570	2,842	4,428	2,355
Redeemed	(6,254)	(9,571)	(8,722)	(11,820)

Change in Class R6 Shares	4,944	9,003	7,665	57,266

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$96,288	$232,481
Distributions reinvested	42,378	70,886
Cost of shares redeemed	(187,113)	(426,883)

Change in net assets resulting from Class A capital transactions	$(48,447)	$(123,516)

Class C
Proceeds from shares issued	$17,419	$49,965
Distributions reinvested	14,740	28,077
Cost of shares redeemed	(57,252)	(149,047)

Change in net assets resulting from Class C capital transactions	$(25,093)	$(71,005)

Class I
Proceeds from shares issued	$249,402	$990,121
Distributions reinvested	87,746	145,394
Cost of shares redeemed	(323,495)	(990,428)

Change in net assets resulting from Class I capital transactions	$13,653	$145,087

Class L
Proceeds from shares issued	$234,410	$682,284
Distributions reinvested	96,694	161,936
Cost of shares redeemed	(474,489)	(1,552,416)

Change in net assets resulting from Class L capital transactions	$(143,385)	$(708,196)

Class R2
Proceeds from shares issued	$22	$33
Distributions reinvested	2	2
Cost of shares redeemed	(22)	(6)

Change in net assets resulting from Class R2 capital transactions	$2	$29

Class R3
Proceeds from shares issued	$138	$1,084
Distributions reinvested	70	109
Cost of shares redeemed	(614)	(69)

Change in net assets resulting from Class R3 capital transactions	$(406)	$1,124

Class R4
Proceeds from shares issued	$13,461	$4,132
Distributions reinvested	1,174	1,103
Cost of shares redeemed	(6,645)	(2,174)

Change in net assets resulting from Class R4 capital transactions	$7,990	$3,061

Class R5
Proceeds from shares issued	$441	$2,695
Distributions reinvested	334	451
Cost of shares redeemed	(1,217)	(1,340)

Change in net assets resulting from Class R5 capital transactions	$(442)	$1,806

Class R6
Proceeds from shares issued	$1,658,468	$581,176
Distributions reinvested	203,530	263,676
Cost of shares redeemed	(1,033,830)	(714,971)

Change in net assets resulting from Class R6 capital transactions	$828,168	$129,881

Total change in net assets resulting from capital transactions	$632,040	$(621,729)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,694	6,752
Reinvested	1,145	2,205
Redeemed	(5,180)	(12,282)

Change in Class A Shares	(1,341)	(3,325)

Class C
Issued	485	1,459
Reinvested	401	875
Redeemed	(1,604)	(4,326)

Change in Class C Shares	(718)	(1,992)

Class I
Issued	6,868	28,239
Reinvested	2,357	4,502
Redeemed	(8,933)	(28,665)

Change in Class I Shares	292	4,076

Class L
Issued	6,506	19,446
Reinvested	2,596	5,015
Redeemed	(13,102)	(43,889)

Change in Class L Shares	(4,000)	(19,428)

Class R2
Issued	1	1
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R2 Shares	— (a)	1

Class R3
Issued	4	31
Reinvested	2	3
Redeemed	(17)	(2)

Change in Class R3 Shares	(11)	32

Class R4
Issued	376	120
Reinvested	32	34
Redeemed	(184)	(62)

Change in Class R4 Shares	224	92

Class R5
Issued	12	77
Reinvested	9	14
Redeemed	(33)	(38)

Change in Class R5 Shares	(12)	53

Class R6
Issued	45,558	16,654
Reinvested	5,469	8,179
Redeemed	(28,746)	(20,665)

Change in Class R6 Shares	22,281	4,168

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$21.78	$(0.04)	$2.23	$2.19	$(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)	2.17	2.07	(0.57)

Class C
Six Months Ended December 31, 2019 (Unaudited)	18.86	(0.09)	1.93	1.84	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)	1.96	1.81	(0.57)

Class I
Six Months Ended December 31, 2019 (Unaudited)	22.53	(0.02)	2.32	2.30	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)	2.20	2.13	(0.57)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	21.67	(0.07)	2.21	2.14	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	21.79	(0.04)	2.23	2.19	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Six Months Ended December 31, 2019 (Unaudited)	22.53	(0.02)	2.32	2.30	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Six Months Ended December 31, 2019 (Unaudited)	23.00	— (g)	2.37	2.37	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)	2.23	2.19	(0.57)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	23.15	0.01	2.39	2.40	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)	2.23	2.20	(0.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.80	10.31%	$1,943,737	1.14%	(0.40)%	1.17%	15%
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46
15.74	14.99	1,174,260	1.24	(0.65)	1.35	46

18.53	10.04	834,197	1.64	(0.90)	1.67	15
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46
14.22	14.43	321,500	1.74	(1.14)	1.84	46

22.66	10.45	2,277,130	0.89	(0.15)	0.91	15
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46
16.06	15.14	1,219,501	1.09	(0.48)	1.09	46

21.64	10.13	135	1.39	(0.64)	1.94	15
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

21.81	10.30	687	1.14	(0.40)	1.27	15
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

22.66	10.46	17,336	0.89	(0.15)	0.91	15
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

23.20	10.55	119,957	0.74	— (h)	0.76	15
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46
16.25	15.42	58,686	0.86	(0.25)	0.87	46

23.38	10.61	4,216,910	0.64	0.09	0.66	15
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46
16.27	15.48	2,414,333	0.76	(0.17)	0.77	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$50.52	$0.05	$3.22	$3.27	$(0.30)	$(3.93)	$(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (f)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)	4.32	4.29	(0.02)	(2.06)	(2.08)

Class C
Six Months Ended December 31, 2019 (Unaudited)	48.32	(0.07)	3.05	2.98	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)	4.23	3.98	—	(2.03)	(2.03)

Class I
Six Months Ended December 31, 2019 (Unaudited)	51.35	0.12	3.28	3.40	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13	4.34	4.47	(0.09)	(2.06)	(2.15)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	49.96	(0.01)	3.17	3.16	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)	4.30	4.16	—	(2.05)	(2.05)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	51.37	0.15	3.29	3.44	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20	4.33	4.53	(0.13)	(2.06)	(2.19)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	51.41	0.17	3.29	3.46	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20	4.34	4.54	(0.14)	(2.06)	(2.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.56	7.31%	$485,874	1.14%	0.21%	1.26%	16%
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39
47.12	9.99	232,320	1.24	(0.06)	1.44	41

47.32	7.05	23,421	1.64	(0.29)	1.76	16
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39
46.16	9.44	25,597	1.74	(0.56)	1.91	41

50.42	7.46	295,590	0.89	0.46	1.01	16
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39
47.47	10.35	1,773,929	0.89	0.29	1.16	41

49.03	7.18	547	1.39	(0.04)	1.55	16
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39
46.98	9.71	823	1.49	(0.31)	1.69	41

50.42	7.54	5,040	0.74	0.59	0.86	16
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39
47.49	10.49	1,636	0.79	0.43	0.88	41

50.42	7.58	912,547	0.64	0.69	0.75	16
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39
47.49	10.53	1,268,988	0.74	0.45	0.80	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$32.94	$(0.11)	$2.62	$2.51	$(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)	(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)	3.19	3.01	(2.79)

Class C
Six Months Ended December 31, 2019 (Unaudited)	25.34	(0.15)	2.01	1.86	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)	(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)	2.63	2.37	(2.79)

Class I
Six Months Ended December 31, 2019 (Unaudited)	38.37	(0.06)	3.06	3.00	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)	(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)	3.57	3.46	(2.79)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	35.91	(0.16)	2.85	2.69	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)	(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)	3.45	3.21	(2.79)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	38.01	(0.12)	3.03	2.91	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	(0.01)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	38.30	(0.08)	3.06	2.98	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	(0.01)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	38.90	(0.04)	3.12	3.08	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)	(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)	3.60	3.53	(2.79)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	39.09	(0.03)	3.14	3.11	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)	(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)	3.61	3.55	(2.79)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.64	7.78%	$1,038,915	1.24%	(0.65)%	1.28%	21%
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41
23.43	(10.29)	949,148	1.24	(0.59)	1.40	56
27.71	12.37	984,262	1.23	(0.68)	1.35	57

24.39	7.55	84,281	1.74	(1.15)	1.76	21
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41
19.05	(10.70)	96,729	1.74	(1.08)	1.90	56
22.93	11.78	75,494	1.73	(1.19)	1.86	57

38.56	7.96	1,093,077	0.93	(0.33)	1.00	21
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41
26.52	(10.01)	929,489	0.93	(0.31)	1.13	56
31.06	12.68	1,562,284	0.92	(0.37)	1.12	57

35.79	7.64	39,758	1.49	(0.90)	1.57	21
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41
25.41	(10.42)	32,092	1.40	(0.71)	1.71	56
29.96	12.18	9,868	1.39	(0.85)	1.64	57

38.11	7.80	39,109	1.24	(0.64)	1.25	21
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

38.47	7.92	9,959	0.99	(0.39)	1.00	21
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

39.17	8.06	493,498	0.79	(0.19)	0.85	21
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41
26.74	(9.87)	224,498	0.79	(0.13)	0.91	56
31.26	12.87	164,713	0.78	(0.25)	0.87	57

39.39	8.10	2,043,649	0.74	(0.14)	0.75	21
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41
26.82	(9.82)	619,527	0.73	(0.06)	0.77	56
31.33	12.92	265,905	0.73	(0.19)	0.78	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$38.02	$0.17	$2.41	$2.58	$(0.33)	$(1.55)	$(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19	0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20	2.52	2.72	(0.20)	(2.79)	(2.99)

Class C
Six Months Ended December 31, 2019 (Unaudited)	36.44	0.07	2.30	2.37	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01	0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01	2.44	2.45	(0.06)	(2.79)	(2.85)

Class I
Six Months Ended December 31, 2019 (Unaudited)	38.48	0.22	2.45	2.67	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28	0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28	2.55	2.83	(0.29)	(2.79)	(3.08)

Class L
Six Months Ended December 31, 2019 (Unaudited)	38.99	0.27	2.48	2.75	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37	0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40	2.56	2.96	(0.40)	(2.79)	(3.19)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	36.35	0.11	2.31	2.42	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10	0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10	2.43	2.53	(0.15)	(2.79)	(2.94)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	37.70	0.17	2.39	2.56	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	38.29	0.22	2.43	2.65	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	38.93	0.25	2.48	2.73	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	38.97	0.27	2.49	2.76	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$38.72	6.84%	$1,632,529	1.24%	0.87%	1.24%	6%
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23
35.41	1.85	2,302,567	1.24	0.54	1.41	20
36.98	7.68	2,623,772	1.23	0.53	1.38	18

37.14	6.57	145,229	1.74	0.37	1.74	6
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23
34.17	1.35	549,619	1.75	0.03	1.83	20
35.79	7.12	595,385	1.74	0.03	1.84	18

39.17	7.00	2,704,051	0.98	1.13	0.99	6
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23
35.79	2.11	2,332,160	0.99	0.80	1.11	20
37.36	7.92	2,347,703	0.98	0.75	1.10	18

39.67	7.11	8,756,795	0.75	1.36	0.84	6
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23
36.19	2.35	10,313,629	0.75	1.04	0.94	20
37.76	8.19	10,320,516	0.74	1.05	0.94	18

36.97	6.71	74,409	1.49	0.62	1.50	6
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23
34.14	1.61	66,167	1.50	0.29	1.75	20
35.73	7.38	71,697	1.49	0.28	1.71	18

38.36	6.85	79,886	1.23	0.89	1.24	6
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

38.96	6.99	25,663	0.98	1.14	0.99	6
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

39.62	7.07	90,977	0.83	1.27	0.83	6
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

39.65	7.14	3,633,772	0.73	1.39	0.73	6
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$35.46	$0.24		$2.82	$3.06	$(0.45)	$(0.93)	$(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19		1.47	1.66	(0.26)	(0.71)	(0.97)

Class C
Six Months Ended December 31, 2019 (Unaudited)	35.29	0.15		2.80	2.95	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04		1.47	1.51	(0.16)	(0.71)	(0.87)

Class I
Six Months Ended December 31, 2019 (Unaudited)	35.67	0.29		2.83	3.12	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27		1.48	1.75	(0.32)	(0.71)	(1.03)

Class L
Six Months Ended December 31, 2019 (Unaudited)	35.69	0.32		2.83	3.15	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34		1.50	1.84	(0.38)	(0.71)	(1.09)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	35.24	0.20		2.79	2.99	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	35.08	0.24		2.78	3.02	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	35.52	0.29		2.82	3.11	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	35.62	0.32		2.84	3.16	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	35.67	0.34		2.83	3.17	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.14	8.67%	$1,239,813	1.14%	1.33%		1.17%	13%
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26
29.84	5.78	2,440,061	1.24	0.64		1.41	17

37.05	8.40	522,311	1.64	0.83		1.67	13
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26
29.72	5.26	701,023	1.73	0.14		1.83	17

37.32	8.80	2,569,941	0.89	1.58		0.91	13
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26
29.99	6.05	3,095,251	0.99	0.89		1.05	17

37.32	8.88	2,537,783	0.74	1.74		0.76	13
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26
30.06	6.36	5,058,172	0.74	1.15		0.90	17

36.91	8.53	74	1.39	1.09		1.58	13
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

36.73	8.65	1,932	1.14	1.33		1.18	13
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

37.14	8.81	29,803	0.89	1.62		0.91	13
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

37.25	8.91	7,931	0.74	1.73		0.76	13
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

37.28	8.94	5,037,614	0.64	1.84		0.66	13
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of the Mid Cap Value Fund and the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of these Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,600,447	$—	$—	$9,600,447

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,729,489	$—	$—	$1,729,489

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,054,896	$—	$—	$5,054,896

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,318,273	$—	$—	$17,318,273

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$12,132,675	$—	$—	(c)	$12,132,675

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOI. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$179,510	$(179,510)	$—
Mid Cap Equity Fund	9,779	(9,779)	—
Mid Cap Growth Fund	147,700	(147,700)	—
Mid Cap Value Fund	193,021	(193,021)	—
Value Advantage Fund	185,815	(185,815)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$15
Mid Cap Equity Fund	6
Mid Cap Growth Fund	15
Mid Cap Value Fund	25
Value Advantage Fund	17

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$214,350	$1,343,220	$1,417,563	$4		$(20)	$139,991	139,949	$2,349		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	157,046	479,000	472,000	(1	)*	(14)	164,031	164,015	1,744	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	36,180	389,503	407,254	—		—	18,429	18,429	311	*	—

Total	$407,576	$2,211,723	$2,296,817	$3		$(34)	$322,451		$4,404		$—

Mid Cap Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$97,782	$390,364	$444,100	$8		$(9)	$44,045	44,031	$843		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	69,023	100,000	166,001	(7	)*	(5)	3,010	3,010	391	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	15,260	121,385	129,700	—		—	6,945	6,945	117	*	—

Total	$182,065	$611,749	$739,801	$1		$(14)	$54,000		$1,351		$—

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Mid Cap Growth Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$113,766	$613,156	$670,500	$7		$(12)	$56,417	56,400	$1,375		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	168,065	490,000	525,000	(11	)*	(15)	133,039	133,026	1,715	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	30,123	441,888	454,767	—		—	17,244	17,244	313	*	—

Total	$311,954	$1,545,044	$1,650,267	$(4)		$(27)	$206,700		$3,403		$—

Mid Cap Value Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$715,289	$822,627	$1,284,956	$44		$(69)	$252,935	252,859	$5,470		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	296,060	817,000	939,000	2	*	(25)	174,037	174,019	3,202	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	58,776	594,514	631,357	—		—	21,933	21,933	516	*	—

Total	$1,070,125	$2,234,141	$2,855,313	$46		$(94)	$448,905		$9,188		$—

Value Advantage Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$181,870	$1,514,215	$1,373,659	$(18)	$(16)	$322,392	322,295	$3,151		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	215,041	495,999	554,000	(9)*	(13)	157,018	157,003	2,051	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	42,795	466,658	477,570	—	—	31,883	31,883	367	*	—

Total	$439,706	$2,476,872	$2,405,229	$(27)	$(29)	$511,293		$5,569		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$73	$31	$23	n/a	$—	(a)	$—	(a)	$—	(a)	$2		$26	$155
Mid Cap Equity Fund
Transfer agency fees	16	1	4	n/a	—	(a)	n/a		n/a		—	(a)	10	31
Mid Cap Growth Fund
Transfer agency fees	165	4	16	n/a	14		1		—	(a)	3		35	238
Mid Cap Value Fund
Transfer agency fees	62	5	21	$329	4		—	(a)	—	(a)	—	(a)	17	438
Value Advantage Fund
Transfer agency fees	48	25	19	22	—	(a)	—	(a)	—	(a)	—	(a)	19	133

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55	%(1)
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55	(1)

(1)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.65% on each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund was 0.08%, 0.08%, 0.08%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$199	$4
Mid Cap Equity Fund	62	—
Mid Cap Growth Fund	49	—	(a)
Mid Cap Value Fund	34	—	(a)
Value Advantage Fund	71	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.14%	1.64%		0.89%	n/a	1.39%	1.14%		n/a	(1)	n/a	(1)	n/a	(1)
Mid Cap Equity Fund	1.14	1.64		0.89	n/a	1.39	n/a		n/a		0.74%		0.64%
Mid Cap Growth Fund	1.24	n/a	(2)	0.93	n/a	1.49	n/a	(2)	0.99%		0.79		0.74
Mid Cap Value Fund	1.24	1.75		0.99	0.75%	1.50	1.25		1.00		0.85		0.73
Value Advantage Fund	1.14	1.64		0.89	0.75	1.39	1.14		0.89		0.74		0.64

(1)

Effective November 1, 2019, the contractual expense limitation for Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.89%, 0.74% and 0.64% for Class R4, Class R5 and Class R6 Shares, respectively.

(2)

Effective November 1, 2019, the contractual expense limitation for Class C and Class R3 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.74% and 1.24% for Class C and Class R3 Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2019 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$521	$348	$116	$985	$7
Mid Cap Equity Fund	776	518	15	1,309	—	(a)
Mid Cap Growth Fund	67	42	612	721	13
Mid Cap Value Fund	86	51	3,835	3,972	13
Value Advantage Fund	565	376	77	1,018	14

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 was as follows (amounts in thousands):

Growth Advantage Fund	$165
Mid Cap Equity Fund	62
Mid Cap Growth Fund	102
Mid Cap Value Fund	397
Value Advantage Fund	197

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

During the six months ended December 31, 2019, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$1,369,139	$2,232,388
Mid Cap Equity Fund	382,865	350,687
Mid Cap Growth Fund	954,816	935,310
Mid Cap Value Fund	1,010,873	1,425,477
Value Advantage Fund	1,546,128	1,438,927

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,591,163	$4,071,736	$62,452	$4,009,284
Mid Cap Equity Fund	1,037,717	707,050	15,278	691,772
Mid Cap Growth Fund	3,569,209	1,536,564	50,877	1,485,687
Mid Cap Value Fund	10,442,705	7,141,032	265,464	6,875,568
Value Advantage Fund	8,410,214	3,921,581	199,120	3,722,461

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the following Funds deferred to July 1, 2019 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$32,062	$—	$150
Mid Cap Equity Fund	1,839	—	—
Mid Cap Growth Fund	23,877	—	3,796
Mid Cap Value Fund	15,200	—	—
Value Advantage Fund	5,503	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Redemptions in-Kind

On October 14, 2019, certain shareholders sold Class R6 Shares of Mid Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Mid Cap Equity Fund	$1,200,715	*	$234,072	Redemption in-kind

*	This amount includes cash of approximately $42,541,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.8%	1	19.0%
Mid Cap Equity Fund	1	10.2	1	50.2
Mid Cap Growth Fund	—	—	1	17.1
Mid Cap Value Fund	—	—	2	33.5
Value Advantage Fund	—	—	3	32.8

As of December 31, 2019, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	19.9%
Value Advantage Fund	23.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,103.10	$6.03	1.14%
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,100.40	8.66	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,104.50	4.71	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R2
Actual	1,000.00	1,101.30	7.34	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R3
Actual	1,000.00	1,103.00	6.03	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class R4
Actual	1,000.00	1,104.60	4.71	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R5
Actual	1,000.00	1,105.50	3.92	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R6
Actual	1,000.00	1,106.10	3.39	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,073.10	$5.94	1.14%
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,070.50	8.54	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,074.60	4.64	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R2
Actual	1,000.00	1,071.80	7.24	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R5
Actual	1,000.00	1,075.40	3.86	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R6
Actual	1,000.00	1,075.80	3.34	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,077.80	6.48	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,075.50	9.08	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,079.60	4.86	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class R2
Actual	1,000.00	1,076.40	7.78	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,078.00	6.48	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class R4
Actual	1,000.00	1,079.20	5.17	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,080.60	4.13	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Class R6
Actual	1,000.00	1,081.00	3.87	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,068.40	6.45	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,065.70	9.03	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,070.00	5.10	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$1,071.10	$3.90	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R2
Actual	1,000.00	1,067.10	7.74	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,068.50	6.40	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23
Class R4
Actual	1,000.00	1,069.90	5.10	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class R5
Actual	1,000.00	1,070.70	4.32	0.83
Hypothetical	1,000.00	1,020.96	4.22	0.83
Class R6
Actual	1,000.00	1,071.40	3.80	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,086.70	5.98	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,084.00	8.59	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,088.00	4.67	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class L
Actual	1,000.00	1,088.80	3.89	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R2
Actual	1,000.00	1,085.30	7.29	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R3
Actual	1,000.00	1,086.50	5.98	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class R4
Actual	1,000.00	1,088.10	4.67	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R5
Actual	1,000.00	1,089.10	3.89	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R6
Actual	1,000.00	1,089.40	3.36	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A and Class I shares was in the fourth, second and second quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the fourth, third and second quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fourth and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2018, and in the third and fourth quintiles based upon the Universe for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the fifth quintile based upon the Peer Group, and in the fourth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the fifth, fourth and fourth quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

the fourth quintile based upon the Peer Group for each of one-, three- and five-year periods ended December 31, 2018, and in the fourth, fourth and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the second, second and first quintiles based upon the Peer Group, and in the fourth, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, second and first quintiles based upon the Peer Group, and in the third, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the third, second and second quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group ranking were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. In addition, the Trustees noted the reduction to the Growth Advantage Fund’s and Value Advantage Fund’s contractual advisory fee effective August 1, 2019. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the fourth and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction to the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-MC-1219

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2019 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period. For the six months ended December 31, 2019, the S&P 500 returned 10.9% and the Bloomberg Barclays U.S. Aggregate Index returned 2.5%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.45%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$103,232

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the real estate and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and health care sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Loews Corp., Public Storage and Pfizer Inc. Shares of Loews, a holding company operating in the energy, hotels and investment businesses, fell after the company reported a decline in third quarter 2019 earnings that was wider than expected. Shares of Public Storage, a real estate investment trust, fell after the company reported a decline in earnings for the second quarter of 2019 and lower-than-expected revenue for the third quarter of 2019. Shares of Pfizer, a pharmaceuticals and consumer health care products manufacturer, fell after the company announced an agreement to merge its Upjohn business with Mylan Inc. and reported lower-than-expected revenue for the second quarter of 2019.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in DexCom Inc. and its overweight positions in Martin Marietta Materials Inc. and UnitedHealth Group Inc. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019. Shares of Martin Marietta Materials, a provider of crushed stone, sand and gravel, rose after the company reported revenue growth for the second quarter of 2019 and raised its forecast for the full year 2019. Shares of UnitedHealth Group, a health insurance provider, rose on continued earnings growth and better-than-expected earnings for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	4.1
3.	Loews Corp.	4.1
4.	UnitedHealth Group, Inc.	4.0
5.	Alphabet, Inc., Class C	3.9
6.	Capital One Financial Corp.	3.9
7.	Bank of America Corp.	3.5
8.	Mastercard, Inc., Class A	3.4
9.	Delta Air Lines, Inc.	3.3
10.	Amazon.com, Inc.	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.7%
Financials	20.5
Consumer Discretionary	11.2
Health Care	10.9
Communication Services	9.2
Materials	6.4
Industrials	5.7
Energy	5.4
Real Estate	5.3
Utilities	2.7
Consumer Staples	1.1
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		3.56%	22.50%	10.18%	12.53%
Without Sales Charge		9.30	29.28	11.38	13.25
CLASS C SHARES	July 29, 2011
With CDSC***		8.00	27.59	10.83	12.68
Without CDSC		9.00	28.59	10.83	12.68
CLASS I SHARES	July 29, 2011	9.45	29.61	11.67	13.54
CLASS R6 SHARES	October 1, 2018	9.55	29.93	11.73	13.58

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper

Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.29%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$31,512,722

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the health care sector and its overweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., Apple Inc. and Microsoft Corp. Shares of Bristol-Myers Squibb, a drug manufacturer, rose following the company’s acquisition of Celgene Corp. and after the company raised its dividend in December 2019. Shares of Apple and Microsoft, both of which are information technology companies that were not held in the Benchmark, rose amid general investor demand for large cap technology stocks during the reporting period.

Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co., Intel Corp. and AT&T Inc., none of which were held by the Fund. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in shares of other large banks. Shares of Intel, a semiconductor manufacturer, rose amid a rally in stocks of semiconductor manufacturers. Shares of AT&T, a telecommunications provider, rose after the company announced plans to cut $1.5 billion in costs and to repurchase 100 million of its shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.3%
2.	Chevron Corp.	2.9
3.	PNC Financial Services Group, Inc. (The)	2.4
4.	Bristol-Myers Squibb Co.	2.3
5.	CME Group, Inc.	2.3
6.	ConocoPhillips	2.2
7.	BlackRock, Inc.	2.1
8.	Johnson & Johnson	2.1
9.	Comcast Corp., Class A	1.9
10.	Microsoft Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.3%
Health Care	13.4
Industrials	10.7
Information Technology	9.5
Consumer Staples	8.5
Energy	7.0
Consumer Discretionary	6.9
Utilities	5.3
Materials	3.8
Communication Services	3.6
Real Estate	3.4
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		3.41%	19.46%	8.30%	12.30%
Without Sales Charge		9.15	26.05	9.47	12.91
CLASS C SHARES	November 4, 1997
With CDSC***		7.84	24.34	8.92	12.35
Without CDSC		8.84	25.34	8.92	12.35
CLASS I SHARES	July 2, 1987	9.29	26.29	9.73	13.21
CLASS R2 SHARES	February 28, 2011	9.00	25.67	9.18	12.65
CLASS R3 SHARES	September 9, 2016	9.17	26.02	9.47	12.91
CLASS R4 SHARES	September 9, 2016	9.30	26.31	9.73	13.21
CLASS R5 SHARES	February 28, 2011	9.36	26.52	9.94	13.40
CLASS R6 SHARES	January 31, 2012	9.43	26.60	10.04	13.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2009 to December 31, 2019.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.11%
S&P 500 Index	10.92%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.03%

Net Assets as of 12/31/2019 (In Thousands)	$114,917

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2019. The Fund’s underweight position and security selection in the information technology sector and its security selection in the financials sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the energy and materials sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Apple Inc. and JPMorgan Chase & Co. and its overweight position in Yum Brands Inc. Shares of Apple, a maker of mobile and desktop devices and computers not held in the Fund, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of Yum Brands, an operator of fast food restaurant chains, fell after the company reported lower-than-expected earnings and sales growth for the third quarter of 2019.

Leading individual contributors to the Fund’s performance included its underweight positions in Cisco Systems Inc., Netflix Inc. and Amazon.com Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Netflix, a subscription entertainment provider not held in the Fund, fell amid increased competition and weakening subscriber numbers. Shares of Amazon, an online shopping service, fell after the U.S. Department of Defense awarded a $10 billion contract for cloud computing services to Microsoft Corp.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Credit Suisse AG, ELN, 36.10%, 1/31/2020, (linked to S&P 500 Index)	3.4%
2.	Wells Fargo Bank, ELN, 42.50%, 2/7/2020, (linked to S&P 500 Index)	3.1
3.	UBS AG, ELN, 32.60%, 1/24/2020, (linked to S&P 500 Index)	3.1
4.	HSBC Bank USA, NA, ELN, 38.99%, 1/17/2020, (linked to S&P 500 Index)	3.0
5.	GS Finance Corp., ELN, 45.79, 1/10/2020, (linked to S&P 500 Index)	2.8
6.	iShares Edge MSCI Min Vol USA ETF	1.5
7.	Microsoft Corp.	1.4
8.	UnitedHealth Group, Inc.	1.4
9.	Eli Lilly & Co.	1.4
10.	Accenture plc, Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	12.9%
Convertible Bonds	12.7
Financials	11.7
Information Technology	9.7
Consumer Staples	9.6
Health Care	9.6
Utilities	9.6
Consumer Discretionary	7.3
Communication Services	4.4
Real Estate	3.9
Energy	2.3
Materials	2.2
Exchange-Traded Funds	1.5
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge**		0.36%	14.52%	4.78%
Without Sales Charge		5.94	20.84	9.09
CLASS C SHARES	August 31, 2018
With CDSC***		4.66	19.14	8.49
Without CDSC		5.66	20.14	8.49
CLASS I SHARES	August 31, 2018	6.11	21.08	9.32
CLASS R5 SHARES	August 31, 2018	6.12	21.18	9.43
CLASS R6 SHARES	August 31, 2018	6.24	21.38	9.59

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 31, 2018 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML

3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	11.02%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$776,413

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the health care sector and its security selection and overweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Apple Inc. and Microsoft Corp. and its overweight position in Bristol-Myers Squibb Co. Shares of Apple and Microsoft, both of which are information technology companies that were not held in the Benchmark, rose amid broad investor demand for large cap technology stocks during the reporting period. Shares of Bristol-Myers Squibb, a drug manufacturer, rose following the company’s acquisition of Celgene Corp. and after the company raised its dividend in December 2019.

Leading individual detractors from relative performance included JPMorgan Chase & Co., Intel Corp. and AT&T Inc., none of which were held by the Fund. Shares of JPMorgan Chase, which the Fund may not hold, rose amid broader gains in shares of large banks. Shares of Intel, a semiconductor manufacturer, rose amid a rally in stocks of semiconductor manufacturers. Shares of AT&T, a telecommunications provider, rose after the company announced plans to cut $1.5 billion in costs and repurchase 100 million of its shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.5%
2.	Microsoft Corp.	2.8
3.	Morgan Stanley	2.4
4.	Bristol-Myers Squibb Co.	2.3
5.	Berkshire Hathaway, Inc., Class B	2.3
6.	Truist Financial Corp.	2.3
7.	Chevron Corp.	2.2
8.	BlackRock, Inc.	2.0
9.	Apple, Inc.	2.0
10.	United Technologies Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.8%
Health Care	14.2
Information Technology	10.2
Industrials	10.1
Energy	7.8
Consumer Discretionary	7.1
Consumer Staples	5.6
Utilities	4.3
Communication Services	3.9
Real Estate	3.1
Materials	3.0
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		5.19%	21.09%	7.93%	11.93%
Without Sales Charge		11.02	27.81	9.10	12.54
CLASS C SHARES	January 2, 1998
With CDSC***		9.74	26.22	8.56	11.98
Without CDSC		10.74	27.22	8.56	11.98
CLASS I SHARES	January 25, 1996	11.17	28.16	9.37	12.83
CLASS R2 SHARES	November 2, 2015	10.89	27.51	8.88	12.42
CLASS R3 SHARES	July 31, 2017	11.02	27.82	9.11	12.54
CLASS R4 SHARES	July 31, 2017	11.15	28.15	9.37	12.83
CLASS R5 SHARES	November 2, 2015	11.24	28.35	9.53	12.91
CLASS R6 SHARES	November 2, 2015	11.31	28.48	9.60	12.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.42%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$6,707,148

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 50% of the Benchmark’s total return with about 60% of the Benchmark’s volatility during the six month reporting period.

The Fund’s security selection in the financials and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included JPMorgan Chase & Co. and the Fund’s overweight positions in Automatic Data Processing Co. and Expedia Inc. Shares of JPMorgan Chase, which the Fund may not hold, rose amid broader gains in shares of large banks during the reporting period. Shares of Automatic Data Processing, a provider of payroll and other business services, fell after the company reporter lower-than-expected revenue for its fiscal first quarter. Shares of Expedia, a provider of online travel booking, fell amid increased competition and lower-than-expected earnings and revenue for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s underweight positions in Cisco Systems Inc. and Oracle Corp. and its overweight position in Zimmer Biomet Holdings Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Zimmer Biomet Holdings, a medical devices manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.2%
2.	Apple, Inc.	4.9
3.	Amazon.com, Inc.	3.2
4.	Mastercard, Inc., Class A	1.9
5.	Alphabet, Inc., Class A	1.8
6.	Alphabet, Inc., Class C	1.6
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	Comcast Corp., Class A	1.5
9.	UnitedHealth Group, Inc.	1.4
10.	Citigroup, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.7%
Health Care	13.7
Financials	12.2
Consumer Discretionary	10.8
Communication Services	10.2
Industrials	8.8
Consumer Staples	5.5
Energy	4.1
Utilities	3.2
Materials	2.5
Real Estate	2.1
Put Options Purchased	1.2
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		(0.20)%	7.09%	5.09%	6.04%
Without Sales Charge		5.32	13.02	6.23	6.99
CLASS C SHARES	December 13, 2013
With CDSC***		3.99	11.47	5.69	6.45
Without CDSC		4.99	12.47	5.69	6.45
CLASS I SHARES	December 13, 2013	5.42	13.31	6.49	7.25
CLASS R5 SHARES	December 13, 2013	5.48	13.45	6.68	7.45
CLASS R6 SHARES	December 13, 2013	5.58	13.60	6.75	7.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the ICE BofAML 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S.

Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	8.33%
Russell 1000 Growth Index	12.27%

Net Assets as of 12/31/2019 (In Thousands)	$17,625,014

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the technology and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financial services and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in MercadoLibre Inc. and Exact Sciences Corp. Shares of Apple, a maker of mobile and desk-top devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of MercadoLibre, an online commerce platform operator not held in the Benchmark, fell after the company reported a loss for the third quarter of 2019. Shares of Exact Sciences, a maker of cancer screening diagnostics, fell amid investor disappointment with its forecast for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in Advanced Micro Devices Inc., Tesla Inc. and DexCom Inc. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of Telsa, a maker of electric cars and electricity storage technologies, rose amid increases in production and deliveries of automobiles. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.4%
2.	Alphabet, Inc., Class C	5.3
3.	Apple, Inc.	3.6
4.	Amazon.com, Inc.	3.5
5.	Mastercard, Inc., Class A	3.5
6.	Tesla, Inc.	2.6
7.	Texas Instruments, Inc.	2.2
8.	Advanced Micro Devices, Inc.	2.2
9.	MercadoLibre, Inc. (Argentina)	2.0
10.	PayPal Holdings, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.6%
Consumer Discretionary	19.1
Health Care	12.6
Industrials	9.8
Communication Services	9.8
Financials	6.3
Consumer Staples	2.9
Materials	2.6
Real Estate	0.8
Short-Term Investments	5.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		2.53%	31.44%	13.75%	14.65%
Without Sales Charge		8.21	38.73	14.98	15.27
CLASS C SHARES	November 4, 1997
With CDSC***		6.90	36.99	14.40	14.69
Without CDSC		7.90	37.99	14.40	14.69
CLASS I SHARES	February 28, 1992	8.33	39.04	15.20	15.49
CLASS R2 SHARES	November 3, 2008	8.08	38.39	14.68	14.99
CLASS R3 SHARES	September 9, 2016	8.21	38.73	14.93	15.26
CLASS R4 SHARES	September 9, 2016	8.35	39.08	15.20	15.49
CLASS R5 SHARES	April 14, 2009	8.40	39.24	15.40	15.71
CLASS R6 SHARES	November 30, 2010	8.47	39.39	15.52	15.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	10.79%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$1,618,179

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the consumer stable and basic materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the real estate investment trusts sector and its security selection and underweight position in the semiconductors & hardware sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in FMC Corp., Marathon Petroleum Corp. and Lamb Weston Holdings Inc. Shares of FMC, a diversified chemicals manufacturer, rose after the company reported better-than-expected earnings for the third quarter of 2019 and raised its forecast for its fiscal year 2019. Shares of Marathon Petroleum, an oil refinery and transport company, rose after the company reported better-than-expected earnings for the third quarter of 2019 and unveiled plans to spin off its Speedway business. Shares of Lamb Weston Holdings, a producer of frozen potato products, rose after the company was added to the S&P 500 Index and amid investor expectations for revenue growth in 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Ventas Inc. and Comcast Corp. and its underweight position in JPMorgan Chase & Co. Shares of Ventas, an owner/operator of senior housing and health care properties, fell after it agreed to buy a portfolio of Canadian seniors housing communities in partnership with Le Groupe Maurice in a deal valued at $1.8 billion. Shares of Comcast, a provider of video, Internet and telephone services, fell after the company reported lower-than-expected revenue for the second quarter of 2019. Shares of JPMorgan Chase, which the Fund may not hold, rose amid broad gains in shares of large banks during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	3.9%
2.	FMC Corp.	3.8
3.	Charter Communications, Inc., Class A	3.1
4.	Bank of America Corp.	2.9
5.	Morgan Stanley	2.7
6.	Wells Fargo & Co.	2.5
7.	Chevron Corp.	2.5
8.	Cigna Corp.	2.4
9.	Philip Morris International, Inc.	2.4
10.	Citigroup, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.2%
Health Care	13.6
Communication Services	9.4
Energy	9.3
Consumer Discretionary	9.3
Real Estate	8.2
Industrials	7.3
Materials	6.7
Consumer Staples	6.1
Information Technology	5.4
Utilities	2.5
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		4.80%	20.48%	7.39%	10.63%
Without Sales Charge		10.60	27.12	8.56	11.22
CLASS C SHARES	March 22, 1999
With CDSC***		9.36	25.44	8.00	10.67
Without CDSC		10.36	26.44	8.00	10.67
CLASS I SHARES	March 1, 1991	10.79	27.45	8.77	11.43
CLASS R2 SHARES	November 3, 2008	10.49	26.82	8.26	10.94
CLASS R3 SHARES	October 1, 2018	10.67	27.07	8.56	11.22
CLASS R4 SHARES	October 1, 2018	10.80	27.42	8.77	11.43
CLASS R5 SHARES	May 15, 2006	10.83	27.59	8.95	11.64
CLASS R6 SHARES	November 30, 2010	10.96	27.74	9.05	11.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE 12/31/09 TO 12/31/19

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	11.29%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$15,673,237

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the semiconductors & hardware sector and the health services sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Cisco Systems Inc. and its overweight positions in Taiwan Semiconductor Manufacturing Co. and Alphabet Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Taiwan Semiconductor Manufacturing, a maker of semiconductor wafers and integrated circuits, rose amid investor expectation for increased demand for semiconductors in 2020. Shares of Alphabet, the parent company of Google Inc., rose amid broad investor demand for large cap technology stocks during the reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Analog Devices Inc. and Pfizer Inc. and its underweight position in Apple Inc. Shares of Analog Devices, a manufacturer of integrated circuits, fell after the company reported lower-than-expected earnings and revenue for its fiscal fourth quarter of 2019. Shares of Pfizer, a pharmaceuticals and consumer health care products manufacturer, fell after the company announced an agreement to merge its Upjohn business with Mylan Inc. and reported lower-than-expected revenue for the second quarter of 2019. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.0%
2.	Amazon.com, Inc.	4.5
3.	Alphabet, Inc., Class A	3.9
4.	Apple, Inc.	3.3
5.	Mastercard, Inc., Class A	3.1
6.	Coca-Cola Co. (The)	2.7
7.	UnitedHealth Group, Inc.	2.6
8.	Prologis, Inc.	2.2
9.	Verizon Communications, Inc.	2.2
10.	Norfolk Southern Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.5%
Health Care	15.7
Communication Services	11.9
Consumer Discretionary	10.5
Financials	9.6
Industrials	8.0
Consumer Staples	5.0
Utilities	4.3
Energy	3.9
Real Estate	2.5
Materials	2.2
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		5.18%	24.72%	9.46%	12.20%
Without Sales Charge		11.02	31.60	10.64	12.81
CLASS C SHARES	September 10, 2001
With CDSC***		9.75	29.90	10.08	12.24
Without CDSC		10.75	30.90	10.08	12.24
CLASS I SHARES	September 10, 2001	11.17	31.91	10.87	13.04
CLASS L SHARES	September 17, 1993	11.29	32.13	11.03	13.21
CLASS R2 SHARES	November 3, 2008	10.86	31.27	10.34	12.52
CLASS R3 SHARES	September 9, 2016	11.05	31.62	10.63	12.80
CLASS R4 SHARES	September 9, 2016	11.12	31.90	10.86	13.04
CLASS R5 SHARES	May 15, 2006	11.23	32.05	11.05	13.24
CLASS R6 SHARES	November 30, 2010	11.32	32.28	11.15	13.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2009 to

December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	10.36%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$4,434,386

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and JPMorgan Chase & Co. and its overweight position in DuPont Inc. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of DuPont, a chemicals and materials manufacturer, fell after the company reported a decline in profit and sales for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s underweight positions in Cisco Systems Inc.

and its overweight positions in Advanced Micro Devices Inc. and Taiwan Semiconductor Manufacturing Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of Taiwan Semiconductor Manufacturing, a maker of semiconductor wafers and integrated circuits, rose amid investor expectation for increased demand for semiconductors in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 124% to 24%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	4.8%
2.	Amazon.com, Inc.	3.3
3.	Apple, Inc.	3.1
4.	Alphabet, Inc., Class A	2.0
5.	Linde plc (United Kingdom)	1.8
6.	Citigroup, Inc.	1.8
7.	Alphabet, Inc., Class C	1.7
8.	Fiserv, Inc.	1.7
9.	Norfolk Southern Corp.	1.7
10.	Mastercard, Inc., Class A	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Simon Property Group, Inc.	2.2%
2.	Exxon Mobil Corp.	2.1
3.	eBay, Inc.	2.1
4.	Dominion Energy, Inc.	2.0
5.	Halliburton Co.	1.8
6.	Enbridge, Inc. (Canada)	1.8
7.	Omnicom Group, Inc.	1.8
8.	Seagate Technology plc	1.8
9.	Huntington Ingalls Industries, Inc.	1.7
10.	Robert Half International, Inc.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	24.3%
Health Care	13.9
Consumer Discretionary	11.0
Financials	10.4
Communication Services	10.0
Industrials	9.8
Energy	5.6
Materials	4.3
Consumer Staples	3.9
Utilities	3.4
Real Estate	2.7
Short-Term Investments	0.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	14.3%
Industrials	14.0
Energy	11.6
Financials	9.1
Health Care	9.0
Real Estate	8.7
Consumer Discretionary	8.0
Consumer Staples	6.4
Utilities	6.4
Materials	6.3
Communication Services	6.2

*	Percentages indicated are based on total long investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		4.48%	22.70%	8.42%	11.63%
Without Sales Charge		10.26	29.51	9.60	12.23
CLASS C SHARES	November 1, 2005
With CDSC***		8.98	27.85	9.06	11.68
Without CDSC		9.98	28.85	9.06	11.68
CLASS I SHARES	November 1, 2005	10.36	29.78	9.88	12.51
CLASS R2 SHARES	November 3, 2008	10.09	29.05	9.28	11.93
CLASS R5 SHARES	May 15, 2006	10.44	29.86	10.02	12.70
CLASS R6 SHARES	November 1, 2017	10.45	30.00	10.07	12.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	11.25%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$4,388,914

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the six months ended December 31, 2019. The Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and consumer cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Cisco Systems Inc. and Oracle Inc. and its overweight position in Zimmer Biomet Holdings Inc. Shares of Cisco Systems, a network and information technology provider, fell following two consecutive quarters of weak revenue growth. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Zimmer Biomet Holdings, a medical devices manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019.

Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Automatic Data Processing Corp. and Expedia Inc. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of Automatic Data Processing, a provider of payroll and other business services, fell after the company reporter lower-than-expected revenue for its fiscal first quarter. Shares of Expedia, a provider of online travel booking, fell amid increased competition and lower-than-expected earnings and revenue for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.4%
2.	Apple, Inc.	5.1
3.	Amazon.com, Inc.	3.3
4.	Mastercard, Inc., Class A	1.9
5.	Alphabet, Inc., Class A	1.8
6.	Alphabet, Inc., Class C	1.7
7.	Berkshire Hathaway, Inc., Class B	1.7
8.	Comcast Corp., Class A	1.5
9.	UnitedHealth Group, Inc.	1.4
10.	Citigroup, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Health Care	14.2
Financials	12.7
Consumer Discretionary	11.2
Communication Services	10.6
Industrials	9.1
Consumer Staples	5.6
Energy	4.3
Utilities	3.3
Materials	2.5
Real Estate	2.2
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		5.29%	24.26%	8.57%	12.12%
Without Sales Charge		11.14	31.13	9.75	12.72
CLASS I SHARES	September 10, 2001	11.27	31.39	10.02	13.01
CLASS L SHARES	January 3, 1997	11.25	31.40	10.07	13.12
CLASS R6 SHARES	March 24, 2003	11.34	31.56	10.20	13.24

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Airlines — 3.3%

Delta Air Lines, Inc.	58	3,370

Automobiles — 1.8%

Tesla, Inc. *	4	1,877

Banks — 3.5%

Bank of America Corp.	101	3,563

Biotechnology — 1.3%

Amgen, Inc.	6	1,326

Capital Markets — 6.5%

Charles Schwab Corp. (The)	53	2,542

S&P Global, Inc.	8	2,182

T. Rowe Price Group, Inc.	17	2,016

		6,740

Construction Materials — 2.7%

Martin Marietta Materials, Inc.	10	2,800

Consumer Finance — 3.9%

Capital One Financial Corp.	39	4,003

Containers & Packaging — 3.7%

Ball Corp.	24	1,574

Packaging Corp. of America	20	2,219

		3,793

Diversified Financial Services — 2.6%

Berkshire Hathaway, Inc., Class B *	12	2,677

Electric Utilities — 2.7%

Xcel Energy, Inc.	44	2,824

Entertainment — 3.3%

Spotify Technology SA *	10	1,536

Take-Two Interactive Software, Inc. *	15	1,870

		3,406

Equity Real Estate Investment Trusts (REITs) — 5.3%

Federal Realty Investment Trust	21	2,730

Public Storage	13	2,724

		5,454

Food & Staples Retailing — 1.1%

Walgreens Boots Alliance, Inc.	20	1,182

Health Care Equipment & Supplies — 3.1%

DexCom, Inc. *	6	1,297

Intuitive Surgical, Inc. *	3	1,888

		3,185

Health Care Providers & Services — 4.0%

UnitedHealth Group, Inc.	14	4,132

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 4.1%

Loews Corp.	80	4,212

Interactive Media & Services — 3.9%

Alphabet, Inc., Class C *	3	4,008

Internet & Direct Marketing Retail — 3.2%

Amazon.com, Inc. *	2	3,326

IT Services — 4.8%

Mastercard, Inc., Class A	12	3,521

PayPal Holdings, Inc. *	13	1,410

		4,931

Machinery — 2.4%

Parker-Hannifin Corp.	5	955

Stanley Black & Decker, Inc.	9	1,563

		2,518

Media — 2.0%

DISH Network Corp., Class A *	60	2,116

Multiline Retail — 1.7%

Kohl’s Corp.	35	1,779

Oil, Gas & Consumable Fuels — 5.4%

Kinder Morgan, Inc.	129	2,734

Marathon Petroleum Corp.	47	2,803

		5,537

Pharmaceuticals — 2.6%

Pfizer, Inc.	68	2,655

Semiconductors & Semiconductor Equipment — 3.5%

Advanced Micro Devices, Inc. *	46	2,100

QUALCOMM, Inc.	17	1,506

		3,606

Software — 8.3%

Microsoft Corp.	45	7,089

Synopsys, Inc. *	10	1,461

		8,550

Specialty Retail — 4.4%

AutoZone, Inc. *	2	2,399

Home Depot, Inc. (The)	10	2,179

		4,578

Technology Hardware, Storage & Peripherals — 4.1%

Apple, Inc.	14	4,240

Total Common Stocks (Cost $69,121)		102,388

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b) (Cost $890)	890	890

Total Investments — 100.0% (Cost $70,011)		103,278
Liabilities in Excess of Other Assets — 0.0% (c)		(46)

NET ASSETS — 100.0%		103,232

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Aerospace & Defense — 2.8%

General Dynamics Corp.	2,571	453,421

United Technologies Corp.	2,914	436,464

		889,885

Banks — 10.4%

Bank of America Corp.	29,477	1,038,187

Cullen/Frost Bankers, Inc.	1,109	108,407

M&T Bank Corp.	476	80,730

PNC Financial Services Group, Inc. (The)	4,654	742,975

Truist Financial Corp.	6,890	388,055

US Bancorp	6,005	356,066

Wells Fargo & Co.	10,554	567,778

		3,282,198

Beverages — 2.3%

Coca-Cola Co. (The)	6,816	377,245

PepsiCo, Inc.	2,461	336,306

		713,551

Biotechnology — 0.5%

Gilead Sciences, Inc.	2,297	149,228

Capital Markets — 5.6%

BlackRock, Inc.	1,311	659,050

CME Group, Inc.	3,592	720,961

Northern Trust Corp.	1,423	151,159

T. Rowe Price Group, Inc.	1,995	243,096

		1,774,266

Chemicals — 3.8%

Air Products & Chemicals, Inc.	2,121	498,328

Corteva, Inc.	579	17,122

DuPont de Nemours, Inc.	2,361	151,597

PPG Industries, Inc.	2,870	383,101

RPM International, Inc.	1,900	145,863

		1,196,011

Commercial Services & Supplies — 0.7%

Republic Services, Inc.	2,407	215,750

Consumer Finance — 1.8%

Capital One Financial Corp.	2,960	304,600

Discover Financial Services	3,042	257,981

		562,581

Diversified Telecommunication Services — 1.7%

Verizon Communications, Inc.	8,458	519,295

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.3%

Edison International	1,468	110,707

Entergy Corp.	786	94,184

NextEra Energy, Inc.	2,016	488,276

Xcel Energy, Inc.	5,650	358,744

		1,051,911

Equity Real Estate Investment Trusts (REITs) — 3.4%

Alexandria Real Estate Equities, Inc.	789	127,425

AvalonBay Communities, Inc.	1,440	301,927

Boston Properties, Inc.	1,098	151,382

Simon Property Group, Inc.	1,221	181,865

Ventas, Inc.	2,193	126,604

Vornado Realty Trust	2,865	190,494

		1,079,697

Food & Staples Retailing — 0.8%

Walmart, Inc.	2,134	253,620

Food Products — 1.4%

Mondelez International, Inc., Class A	8,230	453,290

Health Care Equipment & Supplies — 2.7%

Abbott Laboratories	1,247	108,288

Becton Dickinson and Co.	1,124	305,820

Medtronic plc	3,957	448,952

		863,060

Health Care Providers & Services — 1.8%

CVS Health Corp.	2,878	213,792

UnitedHealth Group, Inc.	1,213	356,611

		570,403

Hotels, Restaurants & Leisure — 3.2%

Las Vegas Sands Corp.	3,942	272,151

McDonald’s Corp.	2,632	520,068

Starbucks Corp.	987	86,809

Wyndham Hotels & Resorts, Inc.	2,210	138,819

		1,017,847

Household Products — 1.5%

Procter & Gamble Co. (The)	3,662	457,417

Industrial Conglomerates — 0.7%

Honeywell International, Inc.	1,248	220,825

Insurance — 7.5%

Arthur J Gallagher & Co.	2,766	263,444

Chubb Ltd.	1,560	242,767

Cincinnati Financial Corp.	689	72,443

Hartford Financial Services Group, Inc. (The)	6,007	365,051

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Marsh & McLennan Cos., Inc.	1,151	128,210

MetLife, Inc.	6,411	326,772

Progressive Corp. (The)	3,083	223,149

Prudential Financial, Inc.	4,327	405,586

Travelers Cos., Inc. (The)	2,370	324,639

		2,352,061

IT Services — 2.8%

Accenture plc, Class A	1,086	228,740

Automatic Data Processing, Inc.	1,759	299,842

Fidelity National Information Services, Inc.	2,613	363,463

		892,045

Leisure Products — 1.0%

Hasbro, Inc.	2,848	300,789

Machinery — 5.3%

Deere & Co.	1,824	316,038

Dover Corp.	4,367	503,372

Illinois Tool Works, Inc.	1,166	209,453

Parker-Hannifin Corp.	2,095	431,266

Stanley Black & Decker, Inc.	1,256	208,142

		1,668,271

Media — 1.9%

Comcast Corp., Class A	13,398	602,488

Multi-Utilities — 2.0%

CMS Energy Corp.	4,737	297,682

DTE Energy Co.	545	70,828

NiSource, Inc.	1,802	50,167

Public Service Enterprise Group, Inc.	3,493	206,255

		624,932

Oil, Gas & Consumable Fuels — 7.0%

Chevron Corp.	7,454	898,299

ConocoPhillips	10,563	686,936

Exxon Mobil Corp.	5,440	379,620

Valero Energy Corp.	2,462	230,555

		2,195,410

Pharmaceuticals — 8.4%

Bristol-Myers Squibb Co.	11,382	730,606

Eli Lilly & Co.	2,682	352,549

Johnson & Johnson	4,463	651,027

Merck & Co., Inc.	5,174	470,612

Pfizer, Inc.	10,987	430,460

		2,635,254

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.1%

Norfolk Southern Corp.	1,840	357,130

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	4,288	509,537

Texas Instruments, Inc.	4,138	530,877

		1,040,414

Software — 1.9%

Microsoft Corp.	3,784	596,674

Specialty Retail — 1.7%

Home Depot, Inc. (The)	2,218	484,356

Tiffany & Co.	492	65,786

		550,142

Technology Hardware, Storage & Peripherals — 1.5%

Apple, Inc.	1,573	461,835

Textiles, Apparel & Luxury Goods — 1.0%

VF Corp.	3,086	307,580

Tobacco — 2.5%

Altria Group, Inc.	5,401	269,548

Philip Morris International, Inc.	6,151	523,387

		792,935

Total Common Stocks (Cost $22,798,429)		30,648,795

Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b) (Cost $821,266)	821,015	821,261

Total Investments — 99.9% (Cost $23,619,695)		31,470,056
Other Assets Less Liabilities — 0.1%		42,666

NET ASSETS — 100.0%		31,512,722

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 81.0%

Aerospace & Defense — 3.0%

General Dynamics Corp.	8	1,329

Northrop Grumman Corp.	2	771

United Technologies Corp.	9	1,384

		3,484

Banks — 0.3%

Truist Financial Corp.	6	349

Beverages — 3.2%

Coca-Cola Co. (The)	27	1,483

Constellation Brands, Inc., Class A	4	716

PepsiCo, Inc.	11	1,533

		3,732

Building Products — 0.4%

Allegion plc	4	470

Capital Markets — 1.9%

CME Group, Inc.	4	764

Intercontinental Exchange, Inc.	16	1,442

		2,206

Chemicals — 2.0%

Air Products & Chemicals, Inc.	2	472

Celanese Corp.	7	861

Linde plc (United Kingdom)	5	993

		2,326

Commercial Services & Supplies — 1.2%

Waste Management, Inc.	12	1,398

Consumer Finance — 1.2%

American Express Co.	11	1,380

Containers & Packaging — 0.2%

Silgan Holdings, Inc.	9	269

Diversified Financial Services — 1.2%

Berkshire Hathaway, Inc., Class B*	6	1,398

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	23	1,399

Electric Utilities — 7.1%

American Electric Power Co., Inc.	16	1,554

Edison International	6	472

Entergy Corp.	12	1,394

Exelon Corp.	5	241

FirstEnergy Corp.	21	1,044

NextEra Energy, Inc.	6	1,538

Southern Co. (The)	7	461

Xcel Energy, Inc.	24	1,511

		8,215

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 1.4%

Eaton Corp. plc	16	1,562

Entertainment — 0.7%

Walt Disney Co. (The)	5	794

Equity Real Estate Investment Trusts (REITs) — 3.9%

Boston Properties, Inc.	4	608

Equity LifeStyle Properties, Inc.	5	329

Equity Residential	5	434

National Retail Properties, Inc.	16	864

Prologis, Inc.	8	691

Public Storage	4	756

VICI Properties, Inc.	20	511

WP Carey, Inc.	4	297

		4,490

Food & Staples Retailing — 1.2%

Costco Wholesale Corp.	2	723

Walmart, Inc.	5	633

		1,356

Food Products — 1.9%

General Mills, Inc.	12	657

Mondelez International, Inc., Class A	27	1,503

		2,160

Health Care Equipment & Supplies — 1.6%

Becton Dickinson and Co.	2	550

Medtronic plc	8	941

Zimmer Biomet Holdings, Inc.	2	331

		1,822

Health Care Providers & Services — 1.9%

Anthem, Inc.	1	320

Cigna Corp.	1	248

UnitedHealth Group, Inc.	6	1,639

		2,207

Hotels, Restaurants & Leisure — 2.5%

Darden Restaurants, Inc.	4	473

McDonald’s Corp.	6	1,251

Yum! Brands, Inc.	12	1,184

		2,908

Household Products — 1.8%

Kimberly-Clark Corp.	3	462

Procter & Gamble Co. (The)	12	1,550

		2,012

Industrial Conglomerates — 1.2%

Honeywell International, Inc.	7	1,322

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Insurance — 7.2%

Allstate Corp. (The)	13		1,468

Aon plc	5		972

Axis Capital Holdings Ltd.	18		1,051

Chubb Ltd.	9		1,386

Everest Re Group Ltd.	4		1,068

Hartford Financial Services Group, Inc. (The)	23		1,409

MetLife, Inc.	17		865

			8,219

Interactive Media & Services — 1.4%

Alphabet, Inc., Class A*	1		1,566

Internet & Direct Marketing Retail — 0.4%

Amazon.com, Inc.*	—	(a)	477

IT Services — 6.7%

Accenture plc, Class A	8		1,597

Automatic Data Processing, Inc.	8		1,431

Fiserv, Inc.*	13		1,519

International Business Machines Corp.	6		848

Leidos Holdings, Inc.	8		783

Mastercard, Inc., Class A	2		621

Visa, Inc., Class A	5		886

			7,685

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.	2		804

Machinery — 1.6%

Cummins, Inc.	3		555

Ingersoll-Rand plc	10		1,279

			1,834

Media — 1.2%

Comcast Corp., Class A	29		1,326

Multi-Utilities — 2.5%

CMS Energy Corp.	23		1,419

Sempra Energy	10		1,443

			2,862

Oil, Gas & Consumable Fuels — 2.3%

Chevron Corp.	11		1,343

ONEOK, Inc.	18		1,338

			2,681

Pharmaceuticals — 5.5%

Bristol-Myers Squibb Co.	12		739

Eli Lilly & Co.	12		1,601

Johnson & Johnson	10		1,450

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Merck & Co., Inc.	16	1,444

Pfizer, Inc.	27	1,058

		6,292

Road & Rail — 1.4%

Kansas City Southern	3	460

Norfolk Southern Corp.	5	949

Union Pacific Corp.	1	226

		1,635

Semiconductors & Semiconductor Equipment — 1.4%

Analog Devices, Inc.	4	454

Texas Instruments, Inc.	9	1,169

		1,623

Software — 1.7%

Intuit, Inc.	1	267

Microsoft Corp.	11	1,666

		1,933

Specialty Retail — 4.1%

AutoZone, Inc.*	1	1,377

Home Depot, Inc. (The)	4	883

Ross Stores, Inc.	8	946

TJX Cos., Inc. (The)	25	1,521

		4,727

Textiles, Apparel & Luxury Goods — 0.3%

NIKE, Inc., Class B	3	318

Tobacco — 1.6%

Altria Group, Inc.	17	840

Philip Morris International, Inc.	12	1,029

		1,869

Total Common Stocks (Cost $84,746)		93,110

	PRINCIPAL AMOUNT ($000)
Equity Linked Notes — 15.7%

Credit Suisse AG, ELN, 36.10%, 1/31/2020, (linked to S&P 500 Index) (b)	1	3,980

GS Finance Corp., ELN, 45.79, 1/10/2020, (linked to S&P 500 Index) (b)	1	3,293

HSBC Bank USA, NA, ELN, 38.99%, 1/17/2020, (linked to S&P 500 Index) (b)	1	3,492

UBS AG, ELN, 32.60%, 1/24/2020, (linked to S&P 500 Index) (b)	1	3,608

Wells Fargo Bank, ELN, 42.50%, 2/7/2020, (linked to S&P 500 Index) (b)	1	3,648

Total Equity Linked Notes (Cost $18,638)		18,021

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 1.5%

International Equity — 1.5%

iShares Edge MSCI Min Vol USA ETF (Cost $1,677)	26	1,683

Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $3,015)	3,014	3,015

Total Investments — 100.8% (Cost $108,076)		115,829
Liabilities in Excess of Other Assets — (0.8)%		(912)

NET ASSETS — 100.0%		114,917

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

(a)	Amount rounds to less than one thousand.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 2.9%

General Dynamics Corp.	46	8,041

United Technologies Corp.	97	14,482

		22,523

Banks — 12.3%

Bank of America Corp.	770	27,119

Citigroup, Inc.	103	8,233

Citizens Financial Group, Inc.	131	5,336

Cullen/Frost Bankers, Inc.	37	3,589

M&T Bank Corp.	38	6,366

PNC Financial Services Group, Inc. (The)	71	11,302

Truist Financial Corp.	310	17,469

US Bancorp	143	8,467

Wells Fargo & Co.	147	7,903

		95,784

Beverages — 0.5%

PepsiCo, Inc.	30	4,114

Biotechnology — 1.9%

AbbVie, Inc.	108	9,554

Gilead Sciences, Inc.	81	5,263

		14,817

Capital Markets — 7.7%

BlackRock, Inc.	32	15,835

Charles Schwab Corp. (The)	113	5,360

Goldman Sachs Group, Inc. (The)	36	8,209

Morgan Stanley	372	18,996

T. Rowe Price Group, Inc.	93	11,331

		59,731

Chemicals — 2.3%

Air Products & Chemicals, Inc.	29	6,791

Axalta Coating Systems Ltd. *	150	4,557

Corteva, Inc.	25	737

DuPont de Nemours, Inc.	89	5,741

		17,826

Consumer Finance — 1.9%

Capital One Financial Corp.	68	6,977

Discover Financial Services	89	7,541

		14,518

Containers & Packaging — 0.7%

Ball Corp.	40	2,593

Sealed Air Corp.	67	2,653

		5,246

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B*	78	17,667

Diversified Telecommunication Services — 1.3%

Verizon Communications, Inc.	169	10,353

Electric Utilities — 2.1%

Edison International	56	4,185

NextEra Energy, Inc.	27	6,538

Xcel Energy, Inc.	87	5,511

		16,234

Entertainment — 1.4%

Walt Disney Co. (The)	75	10,789

Equity Real Estate Investment Trusts (REITs) — 3.1%

AvalonBay Communities, Inc.	25	5,264

Crown Castle International Corp.	25	3,582

Simon Property Group, Inc.	27	3,947

Ventas, Inc.	101	5,814

Vornado Realty Trust	80	5,327

		23,934

Food & Staples Retailing — 0.9%

Walmart, Inc.	60	7,166

Food Products — 1.0%

Mondelez International, Inc., Class A	144	7,948

Health Care Equipment & Supplies — 2.3%

Becton Dickinson and Co.	37	10,090

Medtronic plc	67	7,545

		17,635

Health Care Providers & Services — 3.1%

Cigna Corp.	36	7,331

Humana, Inc.	14	5,241

UnitedHealth Group, Inc.	39	11,465

		24,037

Hotels, Restaurants & Leisure — 1.4%

McDonald’s Corp.	30	5,849

Royal Caribbean Cruises Ltd.	37	4,967

		10,816

Household Products — 1.1%

Colgate-Palmolive Co.	124	8,557

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	47	8,337

Insurance — 4.6%

Chubb Ltd.	59	9,116

Hartford Financial Services Group, Inc. (The)	197	11,954

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Loews Corp.	80	4,215

MetLife, Inc.	81	4,144

Prudential Financial, Inc.	68	6,402

		35,831

Interactive Media & Services — 0.7%

Alphabet, Inc., Class C *	4	5,587

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	35	3,785

IT Services — 1.0%

Fidelity National Information Services, Inc.	58	8,123

Machinery — 4.2%

Dover Corp.	87	9,991

Ingersoll-Rand plc	24	3,124

Parker-Hannifin Corp.	67	13,872

Stanley Black & Decker, Inc.	32	5,254

		32,241

Media — 0.5%

Comcast Corp., Class A	85	3,836

Multi-Utilities — 2.2%

CMS Energy Corp.	193	12,122

NiSource, Inc.	48	1,325

Public Service Enterprise Group, Inc.	57	3,384

		16,831

Oil, Gas & Consumable Fuels — 7.8%

Chevron Corp.	144	17,341

ConocoPhillips	193	12,575

EOG Resources, Inc.	91	7,584

Exxon Mobil Corp.	54	3,739

Marathon Petroleum Corp.	42	2,525

Phillips 66	40	4,401

Pioneer Natural Resources Co.	27	4,072

Valero Energy Corp.	73	6,865

Williams Cos., Inc. (The)	56	1,319

		60,421

Pharmaceuticals — 6.9%

Bristol-Myers Squibb Co.	278	17,858

Eli Lilly & Co.	29	3,753

Johnson & Johnson	95	13,872

Merck & Co., Inc.	115	10,502

Pfizer, Inc.	202	7,930

		53,915

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.3%

CSX Corp.	52	3,741

Kansas City Southern	41	6,234

		9,975

Semiconductors & Semiconductor Equipment — 4.3%

Analog Devices, Inc.	103	12,205

NXP Semiconductors NV (Netherlands)	62	7,916

Texas Instruments, Inc.	105	13,406

		33,527

Software — 2.8%

Microsoft Corp.	140	21,999

Specialty Retail — 4.1%

AutoZone, Inc. *	8	8,947

Home Depot, Inc. (The)	54	11,683

Lowe’s Cos., Inc.	50	5,940

TJX Cos., Inc. (The)	93	5,660

		32,230

Technology Hardware, Storage & Peripherals — 2.0%

Apple, Inc.	53	15,563

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	85	8,642

Tobacco — 2.0%

Altria Group, Inc.	98	4,866

Philip Morris International, Inc.	125	10,645

		15,511

Trading Companies & Distributors — 0.7%

Watsco, Inc.	29	5,206

Total Common Stocks (Cost $483,946)		761,255

Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b) (Cost $14,492)	14,488	14,492

Total Investments — 99.9% (Cost $498,438)		775,747
Other Assets Less Liabilities — 0.1%		666

NET ASSETS — 100.0%		776,413

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Aerospace & Defense — 2.0%

Boeing Co. (The)	40	12,965

General Dynamics Corp. (a)	269	47,486

Northrop Grumman Corp.	67	23,132

United Technologies Corp.	326	48,828

		132,411

Airlines — 0.4%

Delta Air Lines, Inc.	240	14,059

Southwest Airlines Co.	175	9,422

United Airlines Holdings, Inc. *	59	5,224

		28,705

Auto Components — 0.2%

Magna International, Inc. (Canada)	228	12,519

Automobiles — 0.3%

General Motors Co.	549	20,082

Banks — 4.5%

Bank of America Corp. (a)	2,165	76,268

Citigroup, Inc.	1,204	96,196

Citizens Financial Group, Inc.	198	8,039

Fifth Third Bancorp	268	8,249

KeyCorp	1,739	35,196

Regions Financial Corp.	576	9,882

Truist Financial Corp.	269	15,146

Wells Fargo & Co.	993	53,430

		302,406

Beverages — 1.9%

Coca-Cola Co. (The) (a)	1,484	82,164

Constellation Brands, Inc., Class A	177	33,590

PepsiCo, Inc. (a)	56	7,600

		123,354

Biotechnology — 2.4%

AbbVie, Inc. (a)	693	61,398

Alexion Pharmaceuticals, Inc. * (a)	179	19,366

Amgen, Inc.	27	6,413

Biogen, Inc. *	94	27,804

Regeneron Pharmaceuticals, Inc. *	48	18,109

Vertex Pharmaceuticals, Inc. *	130	28,461

		161,551

Building Products — 0.3%

Masco Corp.	405	19,416

Capital Markets — 2.9%

Ameriprise Financial, Inc.	82	13,740

BlackRock, Inc.	28	14,242

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)	563	26,780

Intercontinental Exchange, Inc.	529	48,926

MarketAxess Holdings, Inc.	6	2,350

Morgan Stanley	1,110	56,719

S&P Global, Inc.	84	22,832

State Street Corp.	84	6,611

		192,200

Chemicals — 2.0%

Celanese Corp.	174	21,364

Corteva, Inc.	528	15,600

Dow, Inc.	335	18,351

DuPont de Nemours, Inc.	266	17,075

Eastman Chemical Co.	360	28,524

Linde plc (United Kingdom)	96	20,343

LyondellBasell Industries NV, Class A	127	11,972

		133,229

Commercial Services & Supplies — 0.6%

Cintas Corp. (a)	15	4,106

Waste Management, Inc.	305	34,729

		38,835

Communications Equipment — 0.3%

Cisco Systems, Inc.	296	14,207

Motorola Solutions, Inc.	25	3,988

		18,195

Consumer Finance — 1.5%

American Express Co.	355	44,253

Capital One Financial Corp.	427	43,959

Synchrony Financial	349	12,553

		100,765

Containers & Packaging — 0.4%

Crown Holdings, Inc. *	226	16,358

Packaging Corp. of America	18	1,993

Westrock Co.	221	9,476

		27,827

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	99	2,333

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	488	110,564

Voya Financial, Inc.	46	2,780

		113,344

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Telecommunication Services — 1.1%

AT&T, Inc.	94	3,689

Verizon Communications, Inc. (a)	1,180	72,421

		76,110

Electric Utilities — 2.6%

Edison International	219	16,549

Entergy Corp.	378	45,224

FirstEnergy Corp.	113	5,492

NextEra Energy, Inc. (a)	275	66,485

Southern Co. (The)	455	29,010

Xcel Energy, Inc. (a)	186	11,819

		174,579

Electrical Equipment — 1.1%

Eaton Corp. plc	712	67,462

Emerson Electric Co.	87	6,629

		74,091

Entertainment — 1.3%

Electronic Arts, Inc. *	200	21,485

Netflix, Inc. * (a)	141	45,568

Walt Disney Co. (The) (a)	120	17,357

		84,410

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	100	20,964

Equinix, Inc.	42	24,603

Equity Residential	269	21,788

Federal Realty Investment Trust	92	11,873

Mid-America Apartment Communities, Inc.	76	10,028

Prologis, Inc.	351	31,294

Public Storage	27	5,675

Ventas, Inc.	221	12,739

VICI Properties, Inc.	223	5,704

		144,668

Food & Staples Retailing — 0.2%

Walmart, Inc.	134	15,914

Food Products — 1.1%

Conagra Brands, Inc.	125	4,280

General Mills, Inc.	393	21,040

Mondelez International, Inc., Class A (a)	916	50,439

		75,759

Health Care Equipment & Supplies — 3.0%

Becton Dickinson and Co. (a)	15	4,047

Boston Scientific Corp. * (a)	1,128	51,027

Intuitive Surgical, Inc. * (a)	20	11,829

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Medtronic plc (a)	710	80,599

Zimmer Biomet Holdings, Inc. (a)	341	51,108

		198,610

Health Care Providers & Services — 3.1%

Anthem, Inc.	146	44,226

Cigna Corp. (a)	280	57,272

McKesson Corp.	68	9,407

UnitedHealth Group, Inc. (a)	328	96,452

		207,357

Hotels, Restaurants & Leisure — 1.3%

Hilton Worldwide Holdings, Inc.	225	24,943

McDonald’s Corp.	76	15,004

Royal Caribbean Cruises Ltd.	52	6,975

Yum! Brands, Inc.	414	41,720

		88,642

Household Durables — 0.3%

Lennar Corp., Class A	376	20,986

Household Products — 1.1%

Kimberly-Clark Corp.	23	3,205

Procter & Gamble Co. (The) (a)	562	70,138

		73,343

Industrial Conglomerates — 0.9%

Honeywell International, Inc. (a)	347	61,462

Insurance — 2.1%

Allstate Corp. (The) (a)	157	17,662

American International Group, Inc. (a)	645	33,121

Arthur J Gallagher & Co.	70	6,698

Hartford Financial Services Group, Inc. (The)	591	35,894

Lincoln National Corp.	21	1,235

MetLife, Inc.	792	40,343

Progressive Corp. (The)	59	4,276

		139,229

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A * (a)	91	121,911

Alphabet, Inc., Class C * (a)	84	111,828

Facebook, Inc., Class A * (a)	433	88,777

		322,516

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. * (a)	120	222,554

Booking Holdings, Inc. * (a)	4	8,236

Expedia Group, Inc.	255	27,557

		258,347

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.2%

Accenture plc, Class A	154	32,356

Automatic Data Processing, Inc. (a)	427	72,814

Fiserv, Inc. *	203	23,510

International Business Machines Corp.	83	11,191

Leidos Holdings, Inc.	212	20,737

Mastercard, Inc., Class A (a)	436	130,108

PayPal Holdings, Inc. * (a)	722	78,114

Visa, Inc., Class A (a)	252	47,313

		416,143

Leisure Products — 0.1%

Hasbro, Inc.	77	8,124

Life Sciences Tools & Services — 1.2%

Illumina, Inc. *	37	12,251

Thermo Fisher Scientific, Inc. (a)	210	68,382

		80,633

Machinery — 2.2%

Caterpillar, Inc.	66	9,673

Cummins, Inc.	179	31,970

Deere & Co.	74	12,814

Ingersoll-Rand plc	195	25,938

Parker-Hannifin Corp.	164	33,738

Snap-on, Inc.	59	9,937

Stanley Black & Decker, Inc.	146	24,254

		148,324

Media — 3.2%

Altice USA, Inc., Class A *	389	10,643

Charter Communications, Inc., Class A * (a)	137	66,480

Comcast Corp., Class A (a)	2,244	100,917

Discovery, Inc., Class A *	528	17,299

Discovery, Inc., Class C *	577	17,600

ViacomCBS, Inc.	75	3,145

		216,084

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	322	4,220

Newmont Goldcorp Corp.	117	5,067

		9,287

Multiline Retail — 0.2%

Target Corp.	100	12,788

Multi-Utilities — 0.7%

CMS Energy Corp.	520	32,662

Sempra Energy	96	14,518

		47,180

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 4.3%

Chevron Corp. (a)	779	93,848

Diamondback Energy, Inc.	248	23,031

EOG Resources, Inc. (a)	561	47,010

Exxon Mobil Corp. (a)	199	13,861

Marathon Petroleum Corp. (a)	624	37,578

ONEOK, Inc.	487	36,822

Pioneer Natural Resources Co. (a)	230	34,868

		287,018

Pharmaceuticals — 4.5%

Allergan plc	73	13,883

Bristol-Myers Squibb Co. (a)	945	60,672

Eli Lilly & Co.	358	47,020

Johnson & Johnson (a)	475	69,318

Merck & Co., Inc. (a)	908	82,580

Pfizer, Inc.	722	28,305

		301,778

Road & Rail — 1.5%

Kansas City Southern	50	7,620

Lyft, Inc., Class A *	90	3,858

Norfolk Southern Corp. (a)	303	58,817

Union Pacific Corp. (a)	180	32,495

		102,790

Semiconductors & Semiconductor Equipment — 4.6%

Advanced Micro Devices, Inc. * (a)	922	42,281

Analog Devices, Inc. (a)	498	59,194

Intel Corp.	182	10,877

NVIDIA Corp. (a)	218	51,385

NXP Semiconductors NV (Netherlands)	330	41,964

Teradyne, Inc.	348	23,716

Texas Instruments, Inc. (a)	636	81,553

		310,970

Software — 7.1%

Intuit, Inc.	186	48,777

Microsoft Corp. (a)	2,306	363,612

salesforce.com, Inc. * (a)	381	62,019

		474,408

Specialty Retail — 4.0%

AutoZone, Inc. * (a)	37	44,102

Best Buy Co., Inc.	417	36,581

Home Depot, Inc. (The) (a)	306	66,835

Lowe’s Cos., Inc.	431	51,598

O’Reilly Automotive, Inc. *	34	15,050

Ross Stores, Inc. (a)	179	20,816

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

TJX Cos., Inc. (The)	502	30,672

		265,654

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc. (a)	1,153	338,626

HP, Inc.	822	16,892

		355,518

Textiles, Apparel & Luxury Goods — 0.9%

NIKE, Inc., Class B	513	51,996

Ralph Lauren Corp.	65	7,676

		59,672

Tobacco — 1.3%

Altria Group, Inc.	477	23,817

Philip Morris International, Inc. (a)	770	65,484

		89,301

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. *	102	7,988

Total Common Stocks (Cost $5,437,210)		6,636,855

	NO. OF CONTRACTS
Options Purchased — 1.2%

Put Options Purchased — 1.2%

Index Funds — 1.2%

S&P 500 Index 3/31/2020 at USD 3,055.00, European Style Notional Amount: USD 6,720,022 Exchange Traded *	20,800	82,160

Total Options Purchased (Cost $82,285)		82,160

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (c) (d) (Cost $209,467)	209,467	209,467

Total Investments — 103.3% (Cost $5,728,962)		6,928,482
Liabilities in Excess of Other Assets — (3.3)%		(221,334)

NET ASSETS — 100.0%		6,707,148

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	247	03/2020	USD	39,915	1,066

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Written Call Options Contracts as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	20,800	USD 6,720,022	USD 3,330.00	3/31/2020	(69,680)

Written Put Options Contracts as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	20,800	USD 6,720,022	USD 2,575.00	3/31/2020	(11,440)

Total Written Options Contracts (Premiums Received $80,766)						(81,120)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 3.2%

Boeing Co. (The)	1,089	354,688

TransDigm Group, Inc. (a)	365	204,288

		558,976

Automobiles — 2.6%

Tesla, Inc. * (a)	1,106	462,673

Beverages — 1.2%

Monster Beverage Corp. *	3,216	204,348

Biotechnology — 4.2%

Amgen, Inc. (a)	1,010	243,577

BioMarin Pharmaceutical, Inc. *	1,074	90,815

Exact Sciences Corp. * (a)	2,157	199,498

Moderna, Inc. * (a)	1,745	34,132

Regeneron Pharmaceuticals, Inc. * (a)	259	97,287

Sarepta Therapeutics, Inc. * (a)	600	77,437

		742,746

Capital Markets — 6.5%

Charles Schwab Corp. (The)	6,225	296,048

MarketAxess Holdings, Inc.	884	335,133

Morgan Stanley	2,181	111,498

MSCI, Inc.	429	110,837

S&P Global, Inc.	1,076	293,747

		1,147,263

Chemicals — 2.6%

Air Products & Chemicals, Inc.	1,077	253,108

Ecolab, Inc.	260	50,089

Sherwin-Williams Co. (The)	271	158,314

		461,511

Electrical Equipment — 1.5%

Rockwell Automation, Inc.	1,318	267,160

Electronic Equipment, Instruments & Components — 1.1%

Amphenol Corp., Class A	1,853	200,496

Entertainment — 1.3%

Netflix, Inc. *	705	228,052

Equity Real Estate Investment Trusts (REITs) — 0.8%

Equinix, Inc.	232	135,623

Food & Staples Retailing — 0.7%

Costco Wholesale Corp.	443	130,265

Health Care Equipment & Supplies — 5.7%

Abbott Laboratories	1,487	129,152

ABIOMED, Inc. * (a)	183	31,252

Boston Scientific Corp. * (a)	5,987	270,710

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. *	1,428	312,339

Intuitive Surgical, Inc. *	455	268,899

		1,012,352

Health Care Technology — 0.9%

Veeva Systems, Inc., Class A *	1,107	155,711

Hotels, Restaurants & Leisure — 4.9%

Chipotle Mexican Grill, Inc. *	404	338,276

Las Vegas Sands Corp.	2,898	200,071

Starbucks Corp.	3,669	322,605

		860,952

Industrial Conglomerates — 2.5%

Honeywell International, Inc.	1,263	223,498

Roper Technologies, Inc.	607	215,053

		438,551

Interactive Media & Services — 8.8%

Alphabet, Inc., Class C *	722	965,010

Facebook, Inc., Class A *	1,398	286,986

Match Group, Inc. * (a)	2,961	243,160

Twitter, Inc. *	1,577	50,556

		1,545,712

Internet & Direct Marketing Retail — 7.9%

Alibaba Group Holding Ltd., ADR (China) *	624	132,308

Amazon.com, Inc. *	345	637,514

Booking Holdings, Inc. *	101	206,811

MercadoLibre, Inc. (Argentina) *	646	369,187

Wayfair, Inc., Class A * (a)	408	36,862

		1,382,682

IT Services — 7.3%

Fidelity National Information Services, Inc. (a)	965	134,223

Mastercard, Inc., Class A (a)	2,105	628,562

PayPal Holdings, Inc. *	3,409	368,800

Shopify, Inc., Class A (Canada) *	382	151,677

		1,283,262

Life Sciences Tools & Services — 2.1%

Illumina, Inc. *	317	105,220

Thermo Fisher Scientific, Inc.	833	270,636

		375,856

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	910	187,848

Professional Services — 1.1%

CoStar Group, Inc. *	329	196,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Road & Rail — 1.8%

Lyft, Inc., Class A *	536	23,040

Norfolk Southern Corp.	1,501	291,311

		314,351

Semiconductors & Semiconductor Equipment — 7.5%

Advanced Micro Devices, Inc. *	8,776	402,486

ASML Holding NV (Registered), NYRS (Netherlands)	583	172,414

NVIDIA Corp.	862	202,938

QUALCOMM, Inc.	1,404	123,875

Texas Instruments, Inc.	3,143	403,267

Xilinx, Inc.	249	24,335

		1,329,315

Software — 11.8%

Atlassian Corp. plc, Class A *	1,374	165,347

Microsoft Corp.	7,392	1,165,703

salesforce.com, Inc. *	530	86,199

ServiceNow, Inc. *	669	188,914

SS&C Technologies Holdings, Inc.	1,166	71,580

Synopsys, Inc. *	1,849	257,423

Trade Desk, Inc. (The), Class A * (a)	556	144,516

		2,079,682

Specialty Retail — 2.5%

Home Depot, Inc. (The)	1,446	315,699

Ross Stores, Inc.	1,108	129,037

		444,736

Technology Hardware, Storage & Peripherals — 3.7%

Apple, Inc.	2,210	649,030

Textiles, Apparel & Luxury Goods — 1.7%

Lululemon Athletica, Inc. *	1,317	305,202

Total Common Stocks (Cost $10,169,143)		17,101,315

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.6%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $553,858)	553,692	553,858

Investment of Cash Collateral from Securities Loaned — 2.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	390,024	390,062

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	46,512	46,512

Total Investment of Cash Collateral from Securities Loaned (Cost $436,573)		436,574

Total Short-Term Investments (Cost $990,431)		990,432

Total Investments — 102.6% (Cost $11,159,574)		18,091,747
Liabilities in Excess of Other Assets — (2.6)%		(466,733)

NET ASSETS — 100.0%		17,625,014

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $426,730,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Aerospace & Defense — 2.7%

Arconic, Inc.	420	12,911

General Dynamics Corp.	178	31,320

		44,231

Airlines — 2.9%

Delta Air Lines, Inc.	161	9,398

JetBlue Airways Corp. *	480	8,993

Southwest Airlines Co.	536	28,922

		47,313

Auto Components — 1.2%

Adient plc * (a)	267	5,672

Autoliv, Inc. (Sweden) (a)	93	7,867

Delphi Technologies plc *	473	6,063

		19,602

Automobiles — 1.0%

General Motors Co.	461	16,862

Banks — 8.3%

Bank of America Corp.	1,370	48,237

Citigroup, Inc.	477	38,094

East West Bancorp, Inc.	160	7,777

Wells Fargo & Co.	751	40,415

		134,523

Biotechnology — 1.8%

AbbVie, Inc.	118	10,430

Alexion Pharmaceuticals, Inc. *	77	8,285

Regeneron Pharmaceuticals, Inc. *	29	10,701

		29,416

Building Products — 0.4%

Owens Corning	104	6,799

Capital Markets — 3.3%

Intercontinental Exchange, Inc.	94	8,700

Morgan Stanley	861	44,029

		52,729

Chemicals — 5.7%

Celanese Corp.	38	4,629

Eastman Chemical Co.	138	10,962

FMC Corp. (a)	627	62,567

Linde plc (United Kingdom)	69	14,775

		92,933

Consumer Finance — 1.2%

Capital One Financial Corp.	188	19,316

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 0.2%

Westrock Co.	82	3,536

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B *	167	37,735

Electric Utilities — 2.5%

Edison International	311	23,415

Entergy Corp.	69	8,218

Xcel Energy, Inc.	135	8,590

		40,223

Electrical Equipment — 0.5%

Eaton Corp. plc	91	8,572

Equity Real Estate Investment Trusts (REITs) — 6.9%

Empire State Realty Trust, Inc., Class A	457	6,378

JBG SMITH Properties (a)	209	8,341

SBA Communications Corp.	59	14,291

Ventas, Inc. (a)	613	35,400

VEREIT, Inc.	873	8,069

VICI Properties, Inc.	658	16,807

Weingarten Realty Investors	380	11,865

WP Carey, Inc.	120	9,629

		110,780

Food & Staples Retailing — 1.1%

Sprouts Farmers Market, Inc. * (a)	166	3,212

Walmart, Inc.	117	13,916

		17,128

Food Products — 1.5%

Lamb Weston Holdings, Inc.	289	24,880

Health Care Equipment & Supplies — 2.9%

Becton Dickinson and Co.	57	15,475

Zimmer Biomet Holdings, Inc. (a)	208	31,178

		46,653

Health Care Providers & Services — 3.7%

Centene Corp. *	166	10,455

Cigna Corp.	195	39,957

McKesson Corp.	72	10,001

		60,413

Hotels, Restaurants & Leisure — 2.7%

Carnival Corp.	171	8,707

Norwegian Cruise Line Holdings Ltd. *	278	16,221

Wynn Resorts Ltd.	130	18,067

		42,995

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 1.4%

Lennar Corp., Class A	291	16,258

Whirlpool Corp.	44	6,432

		22,690

Household Products — 0.5%

Energizer Holdings, Inc. (a)	152	7,623

Insurance — 4.4%

Axis Capital Holdings Ltd.	144	8,583

Lincoln National Corp.	278	16,411

MetLife, Inc.	402	20,505

Prudential Financial, Inc.	269	25,207

		70,706

IT Services — 0.9%

DXC Technology Co.	139	5,233

Fidelity National Information Services, Inc.	65	9,013

		14,246

Leisure Products — 0.5%

Brunswick Corp.	142	8,535

Machinery — 0.6%

Parker-Hannifin Corp.	46	9,488

Media — 9.6%

Altice USA, Inc., Class A *	646	17,673

Charter Communications, Inc., Class A *	104	50,545

Comcast Corp., Class A	1,406	63,237

Discovery, Inc., Class A * (a)	159	5,219

DISH Network Corp., Class A *	182	6,441

ViacomCBS, Inc.	274	11,491

		154,606

Metals & Mining — 0.8%

Alcoa Corp. *	375	8,073

Nucor Corp.	89	5,026

		13,099

Multiline Retail — 0.5%

Dollar Tree, Inc. *	82	7,693

Oil, Gas & Consumable Fuels — 9.5%

Chevron Corp.	334	40,287

Concho Resources, Inc.	239	20,903

Diamondback Energy, Inc.	294	27,292

Marathon Petroleum Corp.	477	28,739

Pioneer Natural Resources Co.	237	35,844

		153,065

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 5.3%

Bristol-Myers Squibb Co.	483	30,972

Eli Lilly & Co.	228	29,908

Merck & Co., Inc.	282	25,621

		86,501

Real Estate Management & Development — 1.4%

CBRE Group, Inc., Class A *	90	5,497

Cushman & Wakefield plc * (a)	854	17,454

		22,951

Road & Rail — 0.2%

Lyft, Inc., Class A * (a)	88	3,803

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	89	10,553

Broadcom, Inc.	21	6,668

First Solar, Inc. * (a)	132	7,398

ON Semiconductor Corp. * (a)	1,185	28,898

		53,517

Software — 0.9%

LogMeIn, Inc.	109	9,320

salesforce.com, Inc. *	30	4,798

		14,118

Specialty Retail — 1.3%

Best Buy Co., Inc.	236	20,756

Technology Hardware, Storage & Peripherals — 0.4%

Dell Technologies, Inc., Class C *	116	5,977

Textiles, Apparel & Luxury Goods — 0.9%

Kontoor Brands, Inc.	88	3,679

Levi Strauss & Co., Class A (a)	139	2,681

Ralph Lauren Corp.	63	7,338

		13,698

Tobacco — 3.1%

Altria Group, Inc.	228	11,354

Philip Morris International, Inc.	456	38,793

		50,147

Total Common Stocks (Cost $1,369,007)		1,589,858

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $456)	214	645

	SHARES (000)
Short-Term Investments — 3.0%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $28,867)	28,859	28,867

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	13,200	13,201

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	6,743	6,743

Total Investment of Cash Collateral from Securities Loaned (Cost $19,944)		19,944

Total Short-Term Investments (Cost $48,811)		48,811

Total Investments — 101.3% (Cost $1,418,274)		1,639,314
Liabilities in Excess of Other Assets — (1.3)%		(21,135)

NET ASSETS — 100.0%		1,618,179

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value
USD	United States Dollar

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $19,448,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 3.2%

General Dynamics Corp.	752	132,546

Northrop Grumman Corp.	972	334,323

United Technologies Corp.	255	38,207

		505,076

Banks — 5.1%

Bank of America Corp.	1,912	67,357

Citigroup, Inc.	1,029	82,243

First Republic Bank	39	4,616

Huntington Bancshares, Inc.	10,825	163,243

KeyCorp (a)	8,390	169,805

SVB Financial Group * (a)	676	169,663

Truist Financial Corp.	2,028	114,227

Wells Fargo & Co.	665	35,773

		806,927

Beverages — 4.5%

Coca-Cola Co. (The)	7,772	430,190

Constellation Brands, Inc., Class A	1,390	263,805

PepsiCo, Inc.	30	4,127

		698,122

Biotechnology — 2.4%

AbbVie, Inc.	2,250	199,238

Alexion Pharmaceuticals, Inc. *	853	92,278

Biogen, Inc. *	229	67,880

Regeneron Pharmaceuticals, Inc. *	12	4,445

Vertex Pharmaceuticals, Inc. *	93	20,263

		384,104

Capital Markets — 2.6%

Ameriprise Financial, Inc.	759	126,475

BlackRock, Inc.	5	2,354

Charles Schwab Corp. (The)	578	27,506

Morgan Stanley	4,982	254,678

State Street Corp.	32	2,548

		413,561

Chemicals — 1.5%

Air Products & Chemicals, Inc.	21	4,990

Celanese Corp.	33	4,029

DuPont de Nemours, Inc.	408	26,203

Eastman Chemical Co.	1,801	142,779

FMC Corp.	40	3,952

Linde plc (United Kingdom)	222	47,244

		229,197

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.0% (b)

Waste Management, Inc.	50	5,684

Consumer Finance — 0.1%

American Express Co.	122	15,134

Containers & Packaging — 0.7%

Crown Holdings, Inc. *	1,575	114,280

Diversified Telecommunication Services — 2.2%

Verizon Communications, Inc.	5,651	346,966

Electric Utilities — 4.3%

American Electric Power Co., Inc.	1,438	135,932

Edison International	255	19,232

Entergy Corp.	42	5,019

NextEra Energy, Inc.	1,174	284,273

Xcel Energy, Inc.	3,551	225,484

		669,940

Electrical Equipment — 1.6%

Eaton Corp. plc	2,635	249,587

Entertainment — 1.4%

Netflix, Inc. *	667	215,878

Equity Real Estate Investment Trusts (REITs) — 2.5%

Equinix, Inc.	4	2,276

Prologis, Inc.	3,913	348,818

Ventas, Inc. (a)	412	23,803

VICI Properties, Inc.	741	18,933

		393,830

Food Products — 0.0% (b)

Mondelez International, Inc., Class A	113	6,243

Health Care Equipment & Supplies — 3.3%

Becton Dickinson and Co.	115	31,313

Boston Scientific Corp. *	6,134	277,392

Intuitive Surgical, Inc. * (a)	265	156,421

Medtronic plc	29	3,317

Zimmer Biomet Holdings, Inc.	293	43,881

		512,324

Health Care Providers & Services — 4.6%

Anthem, Inc.	8	2,431

Cigna Corp.	1,041	212,945

HCA Healthcare, Inc.	17	2,522

Quest Diagnostics, Inc.	1,004	107,246

UnitedHealth Group, Inc.	1,361	400,052

		725,196

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.8%

Hilton Worldwide Holdings, Inc.	33	3,672

Las Vegas Sands Corp.	72	4,988

McDonald’s Corp.	1,067	210,842

Royal Caribbean Cruises Ltd. (a)	1,418	189,336

Yum! Brands, Inc.	251	25,266

		434,104

Household Products — 0.3%

Procter & Gamble Co. (The)	426	53,235

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	340	60,182

Insurance — 1.8%

Arthur J Gallagher & Co.	765	72,889

Hartford Financial Services Group, Inc. (The)	321	19,523

MetLife, Inc.	110	5,591

Progressive Corp. (The)	2,284	165,307

Prudential Financial, Inc. (a)	158	14,803

		278,113

Interactive Media & Services — 5.8%

Alphabet, Inc., Class A *	452	605,545

Alphabet, Inc., Class C *	116	154,510

Facebook, Inc., Class A *	751	154,197

		914,252

Internet & Direct Marketing Retail — 4.6%

Amazon.com, Inc. *	383	707,359

Expedia Group, Inc.	103	11,184

		718,543

IT Services — 6.5%

Automatic Data Processing, Inc.	242	41,281

Fidelity National Information Services, Inc.	125	17,423

Fiserv, Inc. *	290	33,481

Leidos Holdings, Inc.	2,054	201,114

Mastercard, Inc., Class A (a)	1,638	489,044

PayPal Holdings, Inc. *	1,979	214,052

WEX, Inc. * (a)	72	15,065

		1,011,460

Life Sciences Tools & Services — 1.1%

Thermo Fisher Scientific, Inc.	555	180,178

Machinery — 0.5%

Deere & Co.	109	18,928

Ingersoll-Rand plc	263	34,896

Stanley Black & Decker, Inc.	171	28,288

		82,112

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 2.5%

Altice USA, Inc., Class A *	414	11,316

Charter Communications, Inc., Class A *	505	244,820

Comcast Corp., Class A	1,312	59,014

Discovery, Inc., Class A * (a)	122	3,990

Discovery, Inc., Class C * (a)	2,265	69,052

		388,192

Oil, Gas & Consumable Fuels — 4.0%

Chevron Corp.	2,272	273,816

Concho Resources, Inc.	162	14,145

Diamondback Energy, Inc.	1,844	171,198

EOG Resources, Inc.	55	4,599

Marathon Petroleum Corp.	432	26,033

Parsley Energy, Inc., Class A	592	11,196

Pioneer Natural Resources Co. (a)	763	115,551

TC Energy Corp. (Canada) (a)	83	4,424

		620,962

Pharmaceuticals — 4.3%

Allergan plc	13	2,513

Bristol-Myers Squibb Co.	2,713	174,131

Eli Lilly & Co.	1,356	178,196

Johnson & Johnson	762	111,115

Merck & Co., Inc.	2,054	186,775

Nektar Therapeutics * (a)	800	17,277

		670,007

Road & Rail — 2.3%

Kansas City Southern	22	3,397

Lyft, Inc., Class A * (a)	192	8,258

Norfolk Southern Corp.	1,735	336,900

Union Pacific Corp.	60	10,834

		359,389

Semiconductors & Semiconductor Equipment — 7.1%

Advanced Micro Devices, Inc. * (a)	3,686	169,021

Analog Devices, Inc.	2,142	254,577

ASML Holding NV (Registered), NYRS (Netherlands) (a)	72	21,255

Broadcom, Inc.	18	5,716

NVIDIA Corp.	138	32,400

NXP Semiconductors NV (Netherlands)	280	35,643

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4,971	288,803

Texas Instruments, Inc.	2,340	300,227

		1,107,642

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 8.7%

Coupa Software, Inc. *	332	48,605

Intuit, Inc.	24	6,356

Microsoft Corp.	5,969	941,367

salesforce.com, Inc. *	2,045	332,664

ServiceNow, Inc. *	9	2,426

Slack Technologies, Inc., Class A * (a)	423	9,517

Workday, Inc., Class A *	163	26,787

		1,367,722

Specialty Retail — 3.2%

AutoZone, Inc. *	5	5,604

Best Buy Co., Inc.	154	13,548

Home Depot, Inc. (The)	236	51,521

Lowe’s Cos., Inc.	268	32,143

O’Reilly Automotive, Inc. *	616	269,801

Ross Stores, Inc.	730	84,950

TJX Cos., Inc. (The)	611	37,328

		494,895

Technology Hardware, Storage & Peripherals — 3.3%

Apple, Inc.	1,782	523,170

Textiles, Apparel & Luxury Goods — 0.1%

NIKE, Inc., Class B	95	9,663

Tobacco — 0.2%

Philip Morris International, Inc.	403	34,328

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. * (a)	159	12,494

Total Common Stocks (Cost $10,858,741)		15,612,692

INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 0.9%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $99,206)	99,177	99,207

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	30,009	30,012

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	12,154	12,154

Total Investment of Cash Collateral from Securities Loaned (Cost $42,165)		42,166

Total Short-Term Investments (Cost $141,371)		141,373

Total Investments — 100.5% (Cost $11,000,112)		15,754,065
Liabilities in Excess of Other Assets — (0.5)%		(80,828)

NET ASSETS — 100.0%		15,673,237

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $41,689,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	80	03/2020	USD	12,928	238

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.4%
Common Stocks — 124.6%

Aerospace & Defense — 3.1%

General Dynamics Corp. (a)	229	40,385

Northrop Grumman Corp. (a)	114	39,206

United Technologies Corp.	374	56,050

		135,641

Auto Components — 0.2%

BorgWarner, Inc.	26	1,141

Magna International, Inc. (Canada)	120	6,606

		7,747

Banks — 6.1%

Bank of America Corp. (a)	1,952	68,738

Citigroup, Inc.	1,255	100,251

Citizens Financial Group, Inc.	169	6,851

First Horizon National Corp.	255	4,221

First Republic Bank	146	17,157

KeyCorp	1,969	39,846

Regions Financial Corp.	392	6,728

Wells Fargo & Co.	538	28,926

		272,718

Beverages — 2.4%

Coca-Cola Co. (The) (a)	1,055	58,396

Constellation Brands, Inc., Class A	117	22,272

PepsiCo, Inc. (a)	190	25,977

		106,645

Biotechnology — 3.3%

AbbVie, Inc.	896	79,348

Alexion Pharmaceuticals, Inc. *	151	16,315

Biogen, Inc. *	44	13,123

Regeneron Pharmaceuticals, Inc. *	44	16,521

Vertex Pharmaceuticals, Inc. *	89	19,587

		144,894

Building Products — 0.1%

Masco Corp.	111	5,312

Capital Markets — 2.8%

Ameriprise Financial, Inc.	122	20,292

BlackRock, Inc.	26	13,183

Charles Schwab Corp. (The)	491	23,362

Morgan Stanley (a)	975	49,844

State Street Corp.	231	18,261

		124,942

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 5.4%

Air Products & Chemicals, Inc.	154	36,122

Celanese Corp.	122	14,975

DuPont de Nemours, Inc.	807	51,808

FMC Corp.	319	31,809

Linde plc (United Kingdom)	481	102,357

		237,071

Commercial Services & Supplies — 1.0%

Waste Management, Inc.	368	41,931

Consumer Finance — 1.3%

American Express Co. (a)	452	56,247

Diversified Telecommunication Services — 0.7%

Verizon Communications, Inc.	489	30,027

Electric Utilities — 4.1%

American Electric Power Co., Inc.	62	5,905

Edison International	254	19,131

Entergy Corp.	346	41,419

NextEra Energy, Inc. (a)	330	79,878

Xcel Energy, Inc.	578	36,711

		183,044

Electrical Equipment — 0.7%

AMETEK, Inc.	90	8,954

Eaton Corp. plc	189	17,892

Emerson Electric Co.	58	4,440

		31,286

Entertainment — 0.9%

Electronic Arts, Inc. *	66	7,088

Netflix, Inc. * (a)	104	33,730

		40,818

Equity Real Estate Investment Trusts (REITs) — 3.4%

Equinix, Inc.	54	31,478

Invitation Homes, Inc.	147	4,395

JBG SMITH Properties	264	10,534

Prologis, Inc.	697	62,173

Ventas, Inc.	593	34,246

VICI Properties, Inc.	269	6,876

		149,702

Food Products — 0.8%

Conagra Brands, Inc.	151	5,163

General Mills, Inc. (a)	68	3,651

Mondelez International, Inc., Class A (a)	496	27,346

		36,160

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Health Care Equipment & Supplies — 3.8%

Boston Scientific Corp. * (a)	1,420	64,227

Intuitive Surgical, Inc. *	23	13,646

Medtronic plc	147	16,646

Zimmer Biomet Holdings, Inc. (a)	506	75,801

		170,320

Health Care Providers & Services — 4.1%

Anthem, Inc.	67	20,293

Cigna Corp. (a)	321	65,578

HCA Healthcare, Inc.	177	26,226

McKesson Corp.	27	3,756

UnitedHealth Group, Inc. (a)	224	65,810

		181,663

Hotels, Restaurants & Leisure — 2.7%

Hilton Worldwide Holdings, Inc.	123	13,646

Las Vegas Sands Corp.	336	23,182

McDonald’s Corp.	117	23,214

MGM Resorts International	139	4,629

Royal Caribbean Cruises Ltd.	70	9,376

Yum! Brands, Inc.	447	45,033

		119,080

Household Durables — 0.5%

DR Horton, Inc.	159	8,367

Lennar Corp., Class A	148	8,254

Mohawk Industries, Inc. *	30	4,028

		20,649

Household Products — 1.4%

Procter & Gamble Co. (The) (a)	493	61,553

Industrial Conglomerates — 1.6%

Honeywell International, Inc.	391	69,155

Insurance — 2.8%

Arthur J Gallagher & Co.	362	34,507

Hartford Financial Services Group, Inc. (The)	232	14,087

Lincoln National Corp.	37	2,162

MetLife, Inc.	495	25,238

Progressive Corp. (The)	438	31,696

Reinsurance Group of America, Inc.	28	4,519

RenaissanceRe Holdings Ltd. (Bermuda)	12	2,254

Willis Towers Watson plc	42	8,394

		122,857

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 6.8%

Alphabet, Inc., Class A * (a)	85	113,947

Alphabet, Inc., Class C * (a)	70	94,168

Facebook, Inc., Class A * (a)	387	79,330

Snap, Inc., Class A *	911	14,875

		302,320

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	100	185,523

Expedia Group, Inc.	110	11,893

		197,416

IT Services — 9.3%

Automatic Data Processing, Inc. (a)	290	49,465

Fidelity National Information Services, Inc. (a)	544	75,681

Fiserv, Inc. * (a)	808	93,403

Leidos Holdings, Inc.	415	40,599

Mastercard, Inc., Class A (a)	293	87,450

PayPal Holdings, Inc. *	343	37,140

WEX, Inc. *	142	29,793

		413,531

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.	126	40,813

Machinery — 2.0%

Gardner Denver Holdings, Inc. *	132	4,830

Ingersoll-Rand plc	389	51,678

Parker-Hannifin Corp.	55	11,248

Stanley Black & Decker, Inc.	138	22,937

		90,693

Media — 4.1%

Altice USA, Inc., Class A *	588	16,085

Charter Communications, Inc., Class A *	123	59,516

Comcast Corp., Class A (a)	1,800	80,964

Discovery, Inc., Class A *	576	18,867

ViacomCBS, Inc.	166	6,975

		182,407

Multiline Retail — 0.1%

Dollar General Corp.	38	5,965

Multi-Utilities — 0.2%

CMS Energy Corp.	67	4,195

Sempra Energy	30	4,488

		8,683

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Oil, Gas & Consumable Fuels — 7.0%

Chevron Corp.	529	63,702

ConocoPhillips	212	13,763

Diamondback Energy, Inc.	541	50,267

EOG Resources, Inc. (a)	204	17,092

Marathon Petroleum Corp. (a)	1,106	66,638

ONEOK, Inc. (a)	242	18,278

Parsley Energy, Inc., Class A	874	16,525

Pioneer Natural Resources Co. (a)	254	38,498

TC Energy Corp. (Canada)	515	27,455

		312,218

Pharmaceuticals — 5.3%

Allergan plc	61	11,735

Bristol-Myers Squibb Co.	1,351	86,719

Eli Lilly & Co.	371	48,709

Johnson & Johnson	256	37,384

Merck & Co., Inc. (a)	560	50,937

		235,484

Road & Rail — 3.8%

Kansas City Southern	161	24,631

Lyft, Inc., Class A *	266	11,423

Norfolk Southern Corp. (a)	476	92,496

Union Pacific Corp. (a)	223	40,265

		168,815

Semiconductors & Semiconductor Equipment — 8.0%

Advanced Micro Devices, Inc.*	1,367	62,690

Analog Devices, Inc.	281	33,388

ASML Holding NV (Registered), NYRS (Netherlands)	130	38,338

Broadcom, Inc. (a)	67	21,246

NVIDIA Corp. (a)	129	30,462

NXP Semiconductors NV (Netherlands)	351	44,620

ON Semiconductor Corp. *	201	4,912

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	677	39,312

Teradyne, Inc.	74	5,047

Texas Instruments, Inc. (a)	575	73,824

		353,839

Software — 9.3%

Intuit, Inc.	132	34,552

Microsoft Corp. (a)	1,692	266,790

salesforce.com, Inc. *(a)	468	76,106

ServiceNow, Inc. *	40	11,327

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Slack Technologies, Inc., Class A *	300	6,737

Workday, Inc., Class A *	99	16,241

		411,753

Specialty Retail — 4.8%

AutoZone, Inc. * (a)	17	20,828

Best Buy Co., Inc.	142	12,497

Home Depot, Inc. (The) (a)	302	65,969

Lowe’s Cos., Inc.	287	34,344

O’Reilly Automotive, Inc. *	85	37,311

Ross Stores, Inc.	129	14,964

TJX Cos., Inc. (The)	448	27,384

		213,297

Technology Hardware, Storage & Peripherals — 3.9%

Apple, Inc. (a)	593	174,215

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	497	50,345

Tobacco — 0.3%

Philip Morris International, Inc.	167	14,249

Total Common Stocks (Cost $3,451,051)		5,525,505

Short-Term Investments — 0.8%
Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $36,495)	36,484	36,495

Total Long Positions (Cost $3,487,546)		5,562,000

Short Positions — (25.0)%
Common Stocks — (25.0)%

Aerospace & Defense — (0.5)%

Boeing Co. (The)	(10)	(3,287)

Huntington Ingalls Industries, Inc.	(77)	(19,299)

		(22,586)

Air Freight & Logistics — (0.4)%

CH Robinson Worldwide, Inc.	(142)	(11,110)

Expeditors International of Washington, Inc.	(111)	(8,698)

		(19,808)

Auto Components — (0.2)%

Autoliv, Inc. (Sweden)	(130)	(10,993)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Banks — (1.1)%

BancorpSouth Bank	(217)	(6,802)

Bank of Hawaii Corp.	(94)	(8,969)

Commerce Bancshares, Inc.	(127)	(8,643)

Fulton Financial Corp.	(185)	(3,217)

Old National Bancorp	(123)	(2,252)

People’s United Financial, Inc.	(419)	(7,077)

US Bancorp	(222)	(13,133)

		(50,093)

Biotechnology — (0.2)%

Amgen, Inc.	(34)	(8,097)

Building Products — (0.2)%

Johnson Controls International plc	(77)	(3,135)

Lennox International, Inc.	(21)	(5,019)

		(8,154)

Capital Markets — (0.1)%

CME Group, Inc.	(21)	(4,311)

Nasdaq, Inc.	(21)	(2,253)

		(6,564)

Chemicals — (0.8)%

Albemarle Corp.	(199)	(14,510)

Ecolab, Inc.	(89)	(17,083)

LyondellBasell Industries NV, Class A	(62)	(5,816)

		(37,409)

Communications Equipment — (0.6)%

Cisco Systems, Inc.	(290)	(13,901)

Juniper Networks, Inc.	(452)	(11,122)

		(25,023)

Containers & Packaging — (0.6)%

Avery Dennison Corp.	(18)	(2,315)

Ball Corp.	(110)	(7,131)

International Paper Co.	(240)	(11,047)

Sonoco Products Co.	(118)	(7,260)

		(27,753)

Electric Utilities — (0.7)%

Duke Energy Corp.	(174)	(15,897)

Eversource Energy	(53)	(4,517)

Exelon Corp.	(48)	(2,200)

Pinnacle West Capital Corp.	(114)	(10,262)

		(32,876)

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — (0.7)%

Acuity Brands, Inc.	(96)	(13,299)

Hubbell, Inc.	(63)	(9,285)

Rockwell Automation, Inc.	(41)	(8,406)

		(30,990)

Energy Equipment & Services — (0.9)%

Baker Hughes Co.	(316)	(8,100)

Halliburton Co.	(833)	(20,384)

National Oilwell Varco, Inc.	(187)	(4,696)

Schlumberger Ltd.	(213)	(8,559)

		(41,739)

Entertainment — (0.4)%

Activision Blizzard, Inc.	(74)	(4,412)

Spotify Technology SA *	(44)	(6,536)

Take-Two Interactive Software, Inc. *	(66)	(8,081)

		(19,029)

Equity Real Estate Investment Trusts (REITs) — (2.2)%

Apartment Investment & Management Co., Class A	(129)	(6,658)

Digital Realty Trust, Inc.	(47)	(5,682)

Duke Realty Corp.	(129)	(4,474)

Extra Space Storage, Inc.	(99)	(10,428)

Iron Mountain, Inc.	(384)	(12,247)

Kimco Realty Corp.	(539)	(11,168)

Public Storage	(20)	(4,259)

Realty Income Corp.	(192)	(14,160)

Simon Property Group, Inc.	(161)	(23,989)

Welltower, Inc.	(49)	(4,041)

		(97,106)

Food & Staples Retailing — (0.9)%

Kroger Co. (The)	(601)	(17,415)

Sysco Corp.	(55)	(4,668)

Walgreens Boots Alliance, Inc.	(299)	(17,634)

		(39,717)

Food Products — (0.2)%

Campbell Soup Co.	(139)	(6,866)

Hershey Co. (The)	(15)	(2,240)

		(9,106)

Health Care Equipment & Supplies — (0.3)%

Abbott Laboratories	(51)	(4,473)

Stryker Corp.	(47)	(9,927)

		(14,400)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Health Care Providers & Services — (1.1)%

AmerisourceBergen Corp.	(210)	(17,874)

Cardinal Health, Inc.	(265)	(13,398)

Henry Schein, Inc. *	(262)	(17,450)

		(48,722)

Hotels, Restaurants & Leisure — (0.6)%

Chipotle Mexican Grill, Inc. *	(14)	(11,957)

Choice Hotels International, Inc.	(45)	(4,627)

Marriott International, Inc., Class A	(16)	(2,472)

Starbucks Corp.	(73)	(6,418)

		(25,474)

Household Durables — (0.2)%

PulteGroup, Inc.	(112)	(4,337)

Toll Brothers, Inc.	(104)	(4,127)

		(8,464)

Household Products — (0.5)%

Clorox Co. (The)	(76)	(11,728)

Colgate-Palmolive Co.	(128)	(8,817)

		(20,545)

Industrial Conglomerates — (0.4)%

3M Co.	(94)	(16,536)

Insurance — (1.0)%

Aflac, Inc.	(125)	(6,620)

Everest Re Group Ltd.	(26)	(7,081)

Globe Life, Inc.	(70)	(7,414)

Marsh & McLennan Cos., Inc.	(82)	(9,124)

Travelers Cos., Inc. (The)	(81)	(11,100)

WR Berkley Corp.	(44)	(3,064)

		(44,403)

Internet & Direct Marketing Retail — (0.5)%

eBay, Inc.	(638)	(23,021)

IT Services — (1.0)%

Infosys Ltd., ADR (India)	(768)	(7,929)

Jack Henry & Associates, Inc.	(75)	(10,935)

Paychex, Inc.	(101)	(8,565)

Western Union Co. (The)	(651)	(17,422)

		(44,851)

Leisure Products — (0.1)%

Mattel, Inc. *	(377)	(5,112)

Life Sciences Tools & Services — (0.7)%

Agilent Technologies, Inc.	(102)	(8,718)

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — continued

Mettler-Toledo International, Inc. *	(9)	(7,153)

Waters Corp. *	(58)	(13,491)

		(29,362)

Machinery — (0.5)%

Donaldson Co., Inc.	(165)	(9,523)

Illinois Tool Works, Inc.	(67)	(12,055)

		(21,578)

Media — (1.1)%

AMC Networks, Inc., Class A *	(60)	(2,362)

Fox Corp., Class A	(443)	(16,412)

Interpublic Group of Cos., Inc. (The)	(513)	(11,854)

Omnicom Group, Inc.	(244)	(19,769)

		(50,397)

Multiline Retail — (0.2)%

Kohl’s Corp.	(79)	(4,019)

Macy’s, Inc.	(271)	(4,600)

		(8,619)

Multi-Utilities — (0.9)%

Dominion Energy, Inc.	(274)	(22,724)

DTE Energy Co.	(72)	(9,357)

Public Service Enterprise Group, Inc.	(104)	(6,127)

		(38,208)

Oil, Gas & Consumable Fuels — (2.0)%

Apache Corp.	(78)	(1,992)

Devon Energy Corp.	(418)	(10,848)

Enbridge, Inc. (Canada)	(498)	(19,823)

Exxon Mobil Corp.	(335)	(23,362)

Hess Corp.	(117)	(7,848)

HollyFrontier Corp.	(79)	(4,026)

Kinder Morgan, Inc.	(122)	(2,573)

Marathon Oil Corp.	(556)	(7,549)

Occidental Petroleum Corp.	(99)	(4,059)

Valero Energy Corp.	(48)	(4,494)

		(86,574)

Paper & Forest Products — (0.1)%

Domtar Corp.	(113)	(4,336)

Personal Products — 0.0% (d)

Coty, Inc., Class A	(165)	(1,856)

Professional Services — (0.4)%

Robert Half International, Inc.	(284)	(17,912)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Road & Rail — (0.2)%

JB Hunt Transport Services, Inc.	(36)	(4,229)

Werner Enterprises, Inc.	(125)	(4,548)

		(8,777)

Semiconductors & Semiconductor Equipment — (0.5)%

Intel Corp.	(272)	(16,267)

Qorvo, Inc. *	(21)	(2,455)

Universal Display Corp.	(11)	(2,280)

		(21,002)

Software — (0.7)%

Adobe, Inc. *	(22)	(7,107)

Citrix Systems, Inc.	(102)	(11,342)

Oracle Corp.	(115)	(6,104)

Splunk, Inc. *	(31)	(4,600)

		(29,153)

Specialty Retail — (0.2)%

Bed Bath & Beyond, Inc.	(281)	(4,856)

CarMax, Inc. *	(23)	(1,991)

		(6,847)

Technology Hardware, Storage & Peripherals — (0.9)%

Hewlett Packard Enterprise Co.	(252)	(4,004)

NetApp, Inc.	(69)	(4,276)

Seagate Technology plc	(330)	(19,612)

Western Digital Corp.	(164)	(10,432)

		(38,324)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.2)%

Fastenal Co.	(244)	(9,006)

Total Common Stocks (Proceeds $(1,127,282))		(1,110,522)

Total Short Positions (Proceeds $(1,127,282))		(1,110,522)

Total Investments — 100.4% (Cost $2,360,264)		4,451,478
Liabilities in Excess of Other Assets — (0.4)%		(17,092)

NET ASSETS — 100.0%		4,434,386

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $1,505,380,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	120	03/2020	USD	19,392	51

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 2.0%

Boeing Co. (The)	26	8,502

General Dynamics Corp.	177	31,135

Northrop Grumman Corp.	44	15,168

United Technologies Corp.	214	32,015

		86,820

Airlines — 0.4%

Delta Air Lines, Inc.	158	9,218

Southwest Airlines Co.	114	6,178

United Airlines Holdings, Inc. *	39	3,425

		18,821

Auto Components — 0.2%

Magna International, Inc. (Canada)	150	8,209

Automobiles — 0.3%

General Motors Co.	360	13,168

Banks — 4.5%

Bank of America Corp.	1,420	50,007

Citigroup, Inc.	790	63,074

Citizens Financial Group, Inc.	130	5,271

Fifth Third Bancorp	176	5,409

KeyCorp	1,140	23,077

Regions Financial Corp.	378	6,479

Truist Financial Corp.	176	9,931

Wells Fargo & Co.	651	35,033

		198,281

Beverages — 1.9%

Coca-Cola Co. (The)	973	53,873

Constellation Brands, Inc., Class A	116	22,025

PepsiCo, Inc.	36	4,984

		80,882

Biotechnology — 2.4%

AbbVie, Inc.	455	40,257

Alexion Pharmaceuticals, Inc. *	117	12,698

Amgen, Inc.	17	4,205

Biogen, Inc. *	61	18,230

Regeneron Pharmaceuticals, Inc. *	32	11,874

Vertex Pharmaceuticals, Inc.*	85	18,661

		105,925

Building Products — 0.3%

Masco Corp.	265	12,731

Capital Markets — 2.9%

Ameriprise Financial, Inc.	54	9,008

BlackRock, Inc.	19	9,338

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)	369	17,559

Intercontinental Exchange, Inc.	347	32,079

MarketAxess Holdings, Inc.	4	1,565

Morgan Stanley	727	37,190

S&P Global, Inc.	55	14,971

State Street Corp.	55	4,335

		126,045

Chemicals — 2.0%

Celanese Corp.	114	14,008

Corteva, Inc.	346	10,229

Dow, Inc.	220	12,033

DuPont de Nemours, Inc.	174	11,195

Eastman Chemical Co.	236	18,702

Linde plc (United Kingdom)	63	13,339

LyondellBasell Industries NV, Class A	83	7,850

		87,356

Commercial Services & Supplies — 0.6%

Cintas Corp.	10	2,692

Waste Management, Inc.	200	22,771

		25,463

Communications Equipment — 0.3%

Cisco Systems, Inc.	194	9,315

Motorola Solutions, Inc.	16	2,615

		11,930

Consumer Finance — 1.5%

American Express Co.	233	29,016

Capital One Financial Corp.	280	28,823

Synchrony Financial	229	8,231

		66,070

Containers & Packaging — 0.4%

Crown Holdings, Inc. *	148	10,726

Packaging Corp. of America	12	1,307

Westrock Co.	145	6,213

		18,246

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	65	1,529

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	320	72,494

Voya Financial, Inc.	30	1,854

		74,348

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Telecommunication Services — 1.1%

AT&T, Inc.	62	2,419

Verizon Communications, Inc.	773	47,485

		49,904

Electric Utilities — 2.6%

Edison International	144	10,851

Entergy Corp.	248	29,652

FirstEnergy Corp.	74	3,601

NextEra Energy, Inc.	180	43,593

Southern Co. (The)	299	19,021

Xcel Energy, Inc.	122	7,750

		114,468

Electrical Equipment — 1.1%

Eaton Corp. plc	467	44,233

Emerson Electric Co.	57	4,347

		48,580

Entertainment — 1.3%

Electronic Arts, Inc. *	131	14,087

Netflix, Inc. *	92	29,879

Walt Disney Co. (The)	79	11,380

		55,346

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	66	13,746

Equinix, Inc.	28	16,133

Equity Residential	177	14,286

Federal Realty Investment Trust	60	7,785

Mid-America Apartment Communities, Inc.	50	6,575

Prologis, Inc.	230	20,519

Public Storage	17	3,721

Ventas, Inc.	145	8,352

VICI Properties, Inc.	146	3,740

		94,857

Food & Staples Retailing — 0.2%

Walmart, Inc.	88	10,434

Food Products — 1.1%

Conagra Brands, Inc.	82	2,806

General Mills, Inc.	258	13,795

Mondelez International, Inc., Class A	600	33,072

		49,673

Health Care Equipment & Supplies — 3.0%

Becton Dickinson and Co.	10	2,654

Boston Scientific Corp. *	740	33,457

Intuitive Surgical, Inc. *	13	7,755

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Medtronic plc	466	52,847

Zimmer Biomet Holdings, Inc.	224	33,511

		130,224

Health Care Providers & Services — 3.1%

Anthem, Inc.	96	28,998

Cigna Corp.	184	37,552

McKesson Corp.	45	6,168

UnitedHealth Group, Inc.	215	63,241

		135,959

Hotels, Restaurants & Leisure — 1.3%

Hilton Worldwide Holdings, Inc.	147	16,355

McDonald’s Corp.	50	9,838

Royal Caribbean Cruises Ltd.	34	4,573

Yum! Brands, Inc.	272	27,355

		58,121

Household Durables — 0.3%

Lennar Corp., Class A	247	13,760

Household Products — 1.1%

Kimberly-Clark Corp.	15	2,102

Procter & Gamble Co. (The)	368	45,988

		48,090

Industrial Conglomerates — 0.9%

Honeywell International, Inc.	228	40,299

Insurance — 2.1%

Allstate Corp. (The)	103	11,581

American International Group, Inc.	423	21,716

Arthur J Gallagher & Co.	46	4,391

Hartford Financial Services Group, Inc. (The)	387	23,535

Lincoln National Corp.	13	772

MetLife, Inc.	519	26,452

Progressive Corp. (The)	39	2,804

		91,251

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A *	60	79,939

Alphabet, Inc., Class C *	55	73,322

Facebook, Inc., Class A *	284	58,209

		211,470

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. *	79	145,926

Booking Holdings, Inc. *	3	5,428

Expedia Group, Inc.	167	18,069

		169,423

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.2%

Accenture plc, Class A	101	21,216

Automatic Data Processing, Inc.	280	47,742

Fiserv, Inc. *	133	15,415

International Business Machines Corp.	55	7,338

Leidos Holdings, Inc.	139	13,597

Mastercard, Inc., Class A	286	85,309

PayPal Holdings, Inc. *	473	51,218

Visa, Inc., Class A	165	31,022

		272,857

Leisure Products — 0.1%

Hasbro, Inc.	50	5,327

Life Sciences Tools & Services — 1.2%

Illumina, Inc. *	24	8,033

Thermo Fisher Scientific, Inc.	138	44,836

		52,869

Machinery — 2.2%

Caterpillar, Inc.	43	6,342

Cummins, Inc.	117	20,962

Deere & Co.	48	8,403

Ingersoll-Rand plc	128	17,007

Parker-Hannifin Corp.	107	22,121

Snap-on, Inc.	38	6,515

Stanley Black & Decker, Inc.	96	15,904

		97,254

Media — 3.3%

Altice USA, Inc., Class A *	255	6,979

Charter Communications, Inc., Class A *	90	43,591

Comcast Corp., Class A	1,471	66,169

Discovery, Inc., Class A *	357	11,702

Discovery, Inc., Class C *	390	11,899

ViacomCBS, Inc.	49	2,062

		142,402

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	211	2,767

Newmont Goldcorp Corp.	76	3,322

		6,089

Multiline Retail — 0.2%

Target Corp.	65	8,385

Multi-Utilities — 0.7%

CMS Energy Corp.	341	21,416

Sempra Energy	63	9,519

		30,935

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 4.3%

Chevron Corp.	511	61,534

Diamondback Energy, Inc.	163	15,101

EOG Resources, Inc.	368	30,824

Exxon Mobil Corp.	130	9,088

Marathon Petroleum Corp.	409	24,639

ONEOK, Inc.	319	24,143

Pioneer Natural Resources Co.	151	22,862

		188,191

Pharmaceuticals — 4.5%

Allergan plc	48	9,103

Bristol-Myers Squibb Co.	620	39,782

Eli Lilly & Co.	235	30,830

Johnson & Johnson	312	45,449

Merck & Co., Inc.	595	54,146

Pfizer, Inc.	474	18,559

		197,869

Road & Rail — 1.5%

Kansas City Southern	33	4,997

Lyft, Inc., Class A *	59	2,530

Norfolk Southern Corp.	199	38,565

Union Pacific Corp.	118	21,307

		67,399

Semiconductors & Semiconductor Equipment — 4.7%

Advanced Micro Devices, Inc. *	605	27,723

Analog Devices, Inc.	327	38,812

Intel Corp.	119	7,132

NVIDIA Corp.	143	33,692

NXP Semiconductors NV (Netherlands)	216	27,514

Teradyne, Inc.	228	15,550

Texas Instruments, Inc.	417	53,472

		203,895

Software — 7.1%

Intuit, Inc.	122	31,981

Microsoft Corp.	1,512	238,412

salesforce.com, Inc. *	250	40,665

		311,058

Specialty Retail — 4.0%

AutoZone, Inc. *	24	28,920

Best Buy Co., Inc.	273	23,986

Home Depot, Inc. (The)	201	43,822

Lowe’s Cos., Inc.	282	33,831

O’Reilly Automotive, Inc. *	23	9,868

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Ross Stores, Inc.	117	13,648

TJX Cos., Inc. (The)	329	20,111

		174,186

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc.	756	222,029

HP, Inc.	539	11,076

		233,105

Textiles, Apparel & Luxury Goods — 0.9%

NIKE, Inc., Class B	337	34,093

Ralph Lauren Corp.	43	5,033

		39,126

Tobacco — 1.3%

Altria Group, Inc.	313	15,617

Philip Morris International, Inc.	505	42,936

		58,553

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. *	67	5,237

Total Common Stocks (Cost $2,883,052)		4,352,420

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $35,070)	35,059	35,070

Total Investments — 100.0% (Cost $2,918,122)		4,387,490
Other Assets Less Liabilities — 0.0% (a)		1,424

NET ASSETS — 100.0%		4,388,914

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	198	03/2020	USD	31,997	786

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$102,388		$30,648,795	$112,814
Investments in affiliates, at value	890		821,261	3,015
Cash	3		1,264	—	(a)
Receivables:
Investment securities sold	—		—	3,535
Fund shares sold	11		51,246	330
Dividends from non-affiliates	56		61,610	475
Dividends from affiliates	—	(a)	40	—	(a)
Securities lending income (See Note 2.E.)	—	(a)	—	—
Due from adviser	—		—	11
Other assets	—		311	20

Total Assets	103,348		31,584,527	120,200

LIABILITIES:
Payables:
Distributions	—		—	—	(a)
Investment securities purchased	—		—	5,038
Fund shares redeemed	—	(a)	53,996	192
Accrued liabilities:
Investment advisory fees	34		10,372	—
Administration fees	—		1,264	—
Distribution fees	3		1,869	2
Service fees	16		3,675	23
Custodian and accounting fees	6		66	6
Trustees’ and Chief Compliance Officer’s fees	—		5	—
Audit fees	11		14	17
Printing and mailing costs	43		421	2
Other	3		123	3

Total Liabilities	116		71,805	5,283

Net Assets	$103,232		$31,512,722	$114,917

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$66,689	$23,670,124	$113,257
Total distributable earnings (loss)	36,543	7,842,598	1,660

Total Net Assets	$103,232	$31,512,722	$114,917

Net Assets:
Class A	$6,054	$3,757,325	$3,079
Class C	3,437	1,612,057	2,257
Class I	65,026	11,313,846	109,511
Class R2	—	96,140	—
Class R3	—	185,019	—
Class R4	—	91,668	—
Class R5	—	1,582,869	22
Class R6	28,715	12,873,798	48

Total	$103,232	$31,512,722	$114,917

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	218	196,738	202
Class C	130	86,194	148
Class I	2,303	581,838	7,199
Class R2	—	5,059	—
Class R3	—	9,696	—
Class R4	—	4,717	—
Class R5	—	81,341	2
Class R6	1,023	662,062	3

Net Asset Value (a):
Class A — Redemption price per share	$27.75	$19.10	$15.21
Class C — Offering price per share (b)	26.53	18.70	15.21
Class I — Offering and redemption price per share	28.24	19.45	15.21
Class R2 — Offering and redemption price per share	—	19.00	—
Class R3 — Offering and redemption price per share	—	19.08	—
Class R4 — Offering and redemption price per share	—	19.43	—
Class R5 — Offering and redemption price per share	—	19.46	15.21
Class R6 — Offering and redemption price per share	28.06	19.45	15.21
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$29.29	$20.16	$16.05

Cost of investments in non-affiliates	$69,121	$22,798,429	$105,061
Cost of investments in affiliates	890	821,266	3,015

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$761,255		$6,636,855		$17,101,315
Investments in affiliates, at value	14,492		209,467		553,858
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	—		—		436,574
Options purchased, at value	—		82,160		—
Cash	35		—	(a)	909
Deposits at broker for futures contracts	—		7,198		—
Receivables:
Investment securities sold	—		432,154		6,332
Fund shares sold	476		31,874		33,688
Dividends from non-affiliates	1,143		6,150		13,849
Dividends from affiliates	1		181		27
Tax reclaims	—		8		—
Securities lending income (See Note 2.E.)	—		—		440
Variation margin on futures contracts	—		1,204		—
Other assets	—		—		151

Total Assets	777,402		7,407,251		18,147,143

LIABILITIES:
Payables:
Investment securities purchased	—		608,899		5,207
Collateral received on securities loaned (See Note 2.E.)	—		—		436,574
Fund shares redeemed	355		6,644		70,858
Outstanding options written, at fair value	—		81,120		—
Accrued liabilities:
Investment advisory fees	226		1,373		5,798
Administration fees	28		418		446
Distribution fees	141		219		968
Service fees	132		1,270		1,769
Custodian and accounting fees	7		21		52
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		1
Audit fees	13		23		11
Printing and mailing costs	15		14		326
Other	72		101		119

Total Liabilities	989		700,103		522,129

Net Assets	$776,413		$6,707,148		$17,625,014

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$497,737	$6,117,269	$10,235,996
Total distributable earnings (loss)	278,676	589,879	7,389,018

Total Net Assets	$776,413	$6,707,148	$17,625,014

Net Assets:
Class A	$581,403	$447,853	$2,628,093
Class C	30,821	202,505	545,054
Class I	101,118	5,471,480	4,902,532
Class R2	784	—	127,068
Class R3	26	—	69,905
Class R4	87	—	23,714
Class R5	69	2,437	735,659
Class R6	62,105	582,873	8,592,989

Total	$776,413	$6,707,148	$17,625,014

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,806	21,132	65,775
Class C	643	9,616	18,448
Class I	1,774	257,499	120,654
Class R2	15	—	3,324
Class R3	1	—	1,739
Class R4	1	—	584
Class R5	1	115	17,653
Class R6	1,082	27,374	204,452

Net Asset Value (a):
Class A — Redemption price per share	$53.81	$21.19	$39.96
Class C — Offering price per share (b)	47.96	21.06	29.55
Class I — Offering and redemption price per share	56.99	21.25	40.63
Class R2 — Offering and redemption price per share	53.90	—	38.23
Class R3 — Offering and redemption price per share	56.95	—	40.21
Class R4 — Offering and redemption price per share	56.97	—	40.58
Class R5 — Offering and redemption price per share	57.40	21.29	41.67
Class R6 — Offering and redemption price per share	57.42	21.29	42.03
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$56.79	$22.36	$42.17

Cost of investments in non-affiliates	$483,946	$5,437,210	$10,169,143
Cost of investments in affiliates	14,492	209,467	553,858
Cost of options purchased	—	82,285	—
Investment securities on loan, at value (See Note 2.E.)	—	—	426,730
Cost of investment of cash collateral (See Note 2.E.)	—	—	436,573
Premiums received from options written	—	80,766	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$1,590,503	$15,612,692	$5,525,505	$4,352,420
Investments in affiliates, at value	28,867	99,207	36,495	35,070
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	19,944	42,166	—	—
Cash	35	252	128	53
Deposits at broker for futures contracts	—	48	956	2,413
Deposits at broker for securities sold short	—	—	100	—
Receivables:
Investment securities sold	—	36,538	—	16,909
Fund shares sold	556	12,116	1,711	2,267
Dividends from non-affiliates	3,192	11,022	4,137	3,938
Dividends from affiliates	1	5	2	2
Tax reclaims	—	—	—	5
Securities lending income (See Note 2.E.)	4	8	—	—
Variation margin on futures contracts	—	500	52	—

Total Assets	1,643,102	15,814,554	5,569,086	4,413,077

LIABILITIES:
Payables:
Due to broker for securities sold short	—	—	100	—
Securities sold short, at value	—	—	1,110,522	—
Dividend expense to non-affiliates on securities sold short	—	—	1,922	—
Investment securities purchased	1,612	53,957	—	16,424
Interest expense to non-affiliates on securities sold short	—	—	529	—
Collateral received on securities loaned (See Note 2.E.)	19,944	42,166	—	—
Fund shares redeemed	2,417	37,042	17,946	5,509
Variation margin on futures contracts	—	—	—	926
Accrued liabilities:
Investment advisory fees	485	4,950	2,390	718
Administration fees	66	686	221	147
Distribution fees	93	686	157	43
Service fees	127	921	470	68
Custodian and accounting fees	13	70	71	30
Trustees’ and Chief Compliance Officer’s fees	1	2	—	—	(a)
Audit fees	12	11	11	11
Printing and mailing costs	111	616	242	207
Other	42	210	119	80

Total Liabilities	24,923	141,317	1,134,700	24,163

Net Assets	$1,618,179	$15,673,237	$4,434,386	$4,388,914

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$1,413,811	$10,946,602	$2,221,567	$2,399,908
Total distributable earnings (loss)	204,368	4,726,635	2,212,819	1,989,006

Total Net Assets	$1,618,179	$15,673,237	$4,434,386	$4,388,914

Net Assets:
Class A	$242,687	$1,786,452	$455,766	$202,118
Class C	51,413	292,353	87,987	—
Class I	291,699	1,042,532	3,093,045	228,045
Class L	—	1,497,427	—	413,326
Class R2	22,357	231,835	5,524	—
Class R3	21	118,363	—	—
Class R4	14,393	23,449	—	—
Class R5	28,996	857,446	85,829	—
Class R6	966,613	9,823,380	706,235	3,545,425

Total	$1,618,179	$15,673,237	$4,434,386	$4,388,914

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,654	111,327	18,779	7,434
Class C	3,468	18,937	3,921	—
Class I	19,164	64,725	125,249	8,295
Class L	—	92,800	—	15,062
Class R2	1,456	14,605	238	—
Class R3	1	7,404	—	—
Class R4	928	1,458	—	—
Class R5	1,885	53,120	3,454	—
Class R6	63,265	607,251	28,465	129,123

Net Asset Value (a):
Class A — Redemption price per share	$15.50	$16.05	$24.27	$27.19
Class C — Offering price per share (b)	14.82	15.44	22.44	—
Class I — Offering and redemption price per share	15.22	16.11	24.70	27.49
Class L — Offering and redemption price per share	—	16.14	—	27.44
Class R2 — Offering and redemption price per share	15.36	15.87	23.28	—
Class R3 — Offering and redemption price per share	15.21	15.99	—	—
Class R4 — Offering and redemption price per share	15.51	16.08	—	—
Class R5 — Offering and redemption price per share	15.38	16.14	24.85	—
Class R6 — Offering and redemption price per share	15.28	16.18	24.81	27.46
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.36	$16.94	$25.61	$28.70

Cost of investments in non-affiliates	$1,369,463	$10,858,741	$3,451,051	$2,883,052
Cost of investments in affiliates	28,867	99,206	36,495	35,070
Investment securities on loan, at value (See Note 2.E.)	19,448	41,689	—	—
Cost of investment of cash collateral (See Note 2.E.)	19,944	42,165	—	—
Proceeds from securities sold short	—	—	1,127,282	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$— (a)	$2,434
Interest income from affiliates	—	(a)	—	4
Dividend income from non-affiliates	833		357,429	742
Dividend income from affiliates	27		9,387	6
Income from securities lending (net) (See Note 2.E.)	—	(a)	—	—

Total investment income	860		366,816	3,186

EXPENSES:
Investment advisory fees	274		54,457	95
Administration fees	40		7,339	29
Distribution fees:
Class A	7		4,380	2
Class C	12		5,628	3
Class R2	—		238	—
Class R3	—		197	—
Service fees:
Class A	7		4,380	2
Class C	4		1,876	1
Class I	88		12,573	92
Class R2	—		119	—
Class R3	—		197	—
Class R4	—		105	—
Class R5	—		747	—	(a)
Custodian and accounting fees	12		324	23
Interest expense to affiliates	—		—	—	(a)
Professional fees	27		151	49
Trustees’ and Chief Compliance Officer’s fees	13		64	13
Printing and mailing costs	25		636	13
Registration and filing fees	35		298	76
Transfer agency fees (See Note 2.J.)	3		436	—	(a)
Offering costs (See Note 2.H.)	—		—	5
Other	3		150	6

Total expenses	550		94,295	409

Less fees waived	(116)		(642)	(120)
Less expense reimbursements	—		—	(58)

Net expenses	434		93,653	231

Net investment income (loss)	426		273,163	2,955

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,456		370,332	(2,649)
Investments in affiliates	—	(a)	(25)	—	(a)

Net realized gain (loss)	7,456		370,307	(2,649)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,499		1,913,828	4,470
Investments in affiliates	—	(a)	(86)	—	(a)

Change in net unrealized appreciation/depreciation	1,499		1,913,742	4,470

Net realized/unrealized gains (losses)	8,955		2,284,049	1,821

Change in net assets resulting from operations	$9,381		$2,557,212	$4,776

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—	$—
Interest income from affiliates	—	(a)	—	— (a)
Dividend income from non-affiliates	8,406		52,431	77,969
Dividend income from affiliates	177		1,121	4,453
Income from securities lending (net) (See Note 2.E.)	—	(a)	—	2,190

Total investment income	8,583		53,552	84,612

EXPENSES:
Investment advisory fees	1,386		7,378	38,032
Administration fees	260		2,213	5,441
Distribution fees:
Class A	653		450	3,210
Class C	104		676	1,978
Class R2	—	(a)	—	337
Class R3	—	(a)	—	69
Service fees:
Class A	653		450	3,210
Class C	35		226	659
Class I	120		6,069	5,928
Class R2	—	(a)	—	169
Class R3	—	(a)	—	69
Class R4	—	(a)	—	18
Class R5	—	(a)	1	355
Custodian and accounting fees	19		147	212
Interest expense to affiliates	—		1	4
Professional fees	31		73	107
Trustees’ and Chief Compliance Officer’s fees	14		24	44
Printing and mailing costs	23		102	357
Registration and filing fees	74		247	169
Transfer agency fees (See Note 2.J.)	109		42	288
Other	8		39	94

Total expenses	3,489		18,138	60,750

Less fees waived	(411)		(133)	(8,486)
Less expense reimbursements	(1)		—	—

Net expenses	3,077		18,005	52,264

Net investment income (loss)	5,506		35,547	32,348

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,253		12,770	1,359,618
Investments in affiliates	(1)		—	(62)
Options purchased	—		(180,143)	—
Futures contracts	—		7,538	—
Options written	—		(170,079)	—

Net realized gain (loss)	5,252		(329,914)	1,359,556

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	64,293		614,057	(27,840)
Options purchased	(1)		1,486	(43)
Futures contracts	—		(173)	—
Options written	—		993	—

Change in net unrealized appreciation/depreciation	64,292		616,363	(27,883)

Net realized/unrealized gains (losses)	69,544		286,449	1,331,673

Change in net assets resulting from operations	$75,050		$321,996	$1,364,021

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$33	$29	$22
Interest income from affiliates	—		— (a)	2	— (a)
Dividend income from non-affiliates	16,168		115,050	47,666	43,489
Dividend income from affiliates	336		1,432	830	498
Income from securities lending (net) (See Note 2.E.)	16		64	—	—

Total investment income	16,520		116,579	48,527	44,009

EXPENSES:
Investment advisory fees	3,123		29,687	16,666	6,168
Administration fees	586		5,001	1,892	1,850
Distribution fees:
Class A	304		2,045	657	254
Class C	194		1,072	369	—
Class R2	54		601	13	—
Class R3	—	(a)	145	—	—
Service fees:
Class A	304		2,045	657	254
Class C	65		357	123	—
Class I	384		1,314	4,485	279
Class L	—		745	—	208
Class R2	27		301	6	—
Class R3	—	(a)	145	—	—
Class R4	17		28	—	—
Class R5	15		418	49	—
Custodian and accounting fees	30		214	164	86
Interest expense to affiliates	—		1	4	— (a)
Professional fees	36		106	65	62
Trustees’ and Chief Compliance Officer’s fees	16		41	23	23
Printing and mailing costs	82		366	112	52
Registration and filing fees	88		163	101	56
Transfer agency fees (See Note 2.J.)	62		226	64	47
Dividend expense to non-affiliates on securities sold short	—		—	16,341	—
Interest expense to non-affiliates on securities sold short	—		—	3,400	—
Other	16		118	41	45

Total expenses	5,403		45,139	45,232	9,384

Less fees waived	(628)		(3,241)	(3,629)	(2,544)
Less expense reimbursements	(11)		(45)	(2)	(23)

Net expenses	4,764		41,853	41,601	6,817

Net investment income (loss)	11,756		74,726	6,926	37,192

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	39,996		568,241	957,562	781,055
Investments in affiliates	2		(45)	(1)	(3)
Futures contracts	—		5,807	(10,319)	5,028
Securities sold short	—		—	(18,749)	—

Net realized gain (loss)	39,998		574,003	928,493	786,080

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	111,975		951,469	(424,821)	(362,657)
Investments in affiliates	(1)		(8)	(2)	(4)
Futures contracts	—		96	207	150
Securities sold short	—		—	(61,025)	—

Change in net unrealized appreciation/depreciation	111,974		951,557	(485,641)	(362,511)

Net realized/unrealized gains (losses)	151,972		1,525,560	442,852	423,569

Change in net assets resulting from operations	$163,728		$1,600,286	$449,778	$460,761

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$426	$1,021	$273,163	$417,629
Net realized gain (loss)	7,456	25,683	370,307	261,966
Change in net unrealized appreciation/depreciation	1,499	(16,976)	1,913,742	1,549,963

Change in net assets resulting from operations	9,381	9,728	2,557,212	2,229,558

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(962)	(681)	(67,596)	(140,305)
Class C	(540)	(399)	(25,948)	(57,794)
Class I	(10,258)	(14,230)	(208,819)	(356,669)
Class R2	—	—	(1,670)	(3,859)
Class R3	—	—	(3,163)	(5,148)
Class R4	—	—	(1,746)	(1,500)
Class R5	—	—	(31,075)	(59,529)
Class R6 (a)	(4,735)	(2)	(243,011)	(310,524)

Total distributions to shareholders	(16,495)	(15,312)	(583,028)	(935,328)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,518	(140,958)	5,876,091	5,113,722

NET ASSETS:
Change in net assets	(3,596)	(146,542)	7,850,275	6,407,952
Beginning of period	106,828	253,370	23,662,447	17,254,495

End of period	$103,232	$106,828	$31,512,722	$23,662,447

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Growth and Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019 (a)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,955	$3,239	$5,506	$11,130
Net realized gain (loss)	(2,649)	(3,432)	5,252	16,767
Change in net unrealized appreciation/depreciation	4,470	3,283	64,292	12,931

Change in net assets resulting from operations	4,776	3,090	75,050	40,828

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(48)	(2)	(15,684)	(28,923)
Class C	(26)	(1)	(858)	(1,489)
Class I	(2,891)	(3,249)	(2,700)	(5,085)
Class R2	—	—	(10)	(6)
Class R3	—	—	— (b)	(1)
Class R4	—	—	(3)	(1)
Class R5	(1)	(1)	(2)	(3)
Class R6	(1)	(1)	(1,633)	(2,303)

Total distributions to shareholders	(2,967)	(3,254)	(20,890)	(37,811)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,875	54,397	69,750	38,723

NET ASSETS:
Change in net assets	60,684	54,233	123,910	41,740
Beginning of period	54,233	—	652,503	610,763

End of period	$114,917	$54,233	$776,413	$652,503

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,547	$44,889	$32,348	$9,977
Net realized gain (loss)	(329,914)	(199,259)	1,359,556	2,059,616
Change in net unrealized appreciation/depreciation	616,363	377,249	(27,883)	(142,274)

Change in net assets resulting from operations	321,996	222,879	1,364,021	1,927,319

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,000)	(2,575)	(307,305)	(290,662)
Class C	(488)	(707)	(82,111)	(80,926)
Class I	(30,992)	(36,679)	(568,389)	(537,464)
Class R2	—	—	(16,104)	(19,576)
Class R3	—	—	(7,619)	(2,356)
Class R4	—	—	(2,550)	(823)
Class R5	(16)	(7)	(83,447)	(94,352)
Class R6	(3,997)	(3,472)	(964,234)	(744,597)

Total distributions to shareholders	(37,493)	(43,440)	(2,031,759)	(1,770,756)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,366,839	2,447,975	2,380,142	1,405,460

NET ASSETS:
Change in net assets	1,651,342	2,627,414	1,712,404	1,562,023
Beginning of period	5,055,806	2,428,392	15,912,610	14,350,587

End of period	$6,707,148	$5,055,806	$17,625,014	$15,912,610

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,756	$24,256	$74,726	$163,804
Net realized gain (loss)	39,998	(38,069)	574,003	1,320,157
Change in net unrealized appreciation/depreciation	111,974	29,360	951,557	(180,336)

Change in net assets resulting from operations	163,728	15,547	1,600,286	1,303,625

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,635)	(14,350)	(155,782)	(145,610)
Class C	(235)	(4,699)	(25,985)	(34,523)
Class I	(2,440)	(26,304)	(93,295)	(176,401)
Class L	—	—	(135,175)	(197,302)
Class R2	(122)	(1,479)	(21,355)	(28,317)
Class R3 (a)	— (b)	(1)	(10,771)	(10,133)
Class R4 (a)	(109)	(93)	(2,054)	(1,931)
Class R5	(265)	(2,258)	(76,605)	(104,750)
Class R6	(8,653)	(70,128)	(873,258)	(936,749)

Total distributions to shareholders	(13,459)	(119,312)	(1,394,280)	(1,635,716)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	56,782	(137,459)	1,165,734	(424,509)

NET ASSETS:
Change in net assets	207,051	(241,224)	1,371,740	(756,600)
Beginning of period	1,411,128	1,652,352	14,301,497	15,058,097

End of period	$1,618,179	$1,411,128	$15,673,237	$14,301,497

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,926	$33,620	$37,192	$100,475
Net realized gain (loss)	928,493	962,925	786,080	517,266
Change in net unrealized appreciation/depreciation	(485,641)	(561,494)	(362,511)	(24,892)

Change in net assets resulting from operations	449,778	435,051	460,761	592,849

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(110,686)	(96,383)	(21,006)	(27,920)
Class C	(22,436)	(20,837)	—	—
Class I	(858,499)	(784,212)	(22,697)	(27,285)
Class L	—	—	(42,811)	(51,150)
Class R2	(1,126)	(839)	—	—
Class R5	(20,316)	(16,031)	—	—
Class R6	(161,893)	(193,852)	(441,704)	(633,551)

Total distributions to shareholders	(1,174,956)	(1,112,154)	(528,218)	(739,906)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,259,444)	(1,932,512)	(1,358,975)	(774,687)

NET ASSETS:
Change in net assets	(1,984,622)	(2,609,615)	(1,426,432)	(921,744)
Beginning of period	6,419,008	9,028,623	5,815,346	6,737,090

End of period	$4,434,386	$6,419,008	$4,388,914	$5,815,346

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,030	$2,435	$566,709	$755,202
Distributions reinvested	962	681	64,152	133,800
Cost of shares redeemed	(1,002)	(1,458)	(396,842)	(824,132)

Change in net assets resulting from Class A capital transactions	$990	$1,658	$234,019	$64,870

Class C
Proceeds from shares issued	$200	$529	$181,600	$284,340
Distributions reinvested	540	399	22,635	51,095
Cost of shares redeemed	(133)	(688)	(130,776)	(286,413)

Change in net assets resulting from Class C capital transactions	$607	$240	$73,459	$49,022

Class I
Proceeds from shares issued	$2,613	$23,367	$2,232,308	$3,482,287
Distributions reinvested	10,183	14,130	187,365	318,091
Cost of shares redeemed	(19,252)	(198,184)	(836,297)	(1,602,290)

Change in net assets resulting from Class I capital transactions	$(6,456)	$(160,687)	$1,583,376	$2,198,088

Class R2
Proceeds from shares issued	$—	$—	$11,265	$30,350
Distributions reinvested	—	—	1,594	3,484
Cost of shares redeemed	—	—	(16,651)	(25,985)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(3,792)	$7,849

Class R3
Proceeds from shares issued	$—	$—	$53,820	$64,756
Distributions reinvested	—	—	2,730	4,644
Cost of shares redeemed	—	—	(20,123)	(30,072)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$36,427	$39,328

Class R4
Proceeds from shares issued	$—	$—	$30,272	$57,970
Distributions reinvested	—	—	1,746	1,500
Cost of shares redeemed	—	—	(13,104)	(20,302)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$18,914	$39,168

Class R5
Proceeds from shares issued	$—	$—	$222,723	$460,008
Distributions reinvested	—	—	29,711	55,745
Cost of shares redeemed	—	—	(196,028)	(273,526)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$56,406	$242,227

Class R6 (a)
Proceeds from shares issued	$5,917	$40,177	$4,470,610	$3,362,596
Distributions reinvested	4,735	2	232,737	292,441
Cost of shares redeemed	(2,275)	(22,348)	(826,065)	(1,127,173)
Redemptions in-kind (See Note 8)	—	—	—	(54,694)

Change in net assets resulting from Class R6 capital transactions	$8,377	$17,831	$3,877,282	$2,473,170

Total change in net assets resulting from capital transactions	$3,518	$(140,958)	$5,876,091	$5,113,722

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	34	81	31,219	44,333
Reinvested	35	25	3,437	8,045
Redeemed	(34)	(51)	(21,757)	(48,297)

Change in Class A Shares	35	55	12,899	4,081

Class C
Issued	8	18	10,144	17,076
Reinvested	21	15	1,235	3,143
Redeemed	(5)	(25)	(7,333)	(17,081)

Change in Class C Shares	24	8	4,046	3,138

Class I
Issued	83	726	120,287	201,387
Reinvested	366	511	9,862	18,776
Redeemed	(626)	(6,421)	(45,088)	(93,029)

Change in Class I Shares	(177)	(5,184)	85,061	127,134

Class R2
Issued	—	—	622	1,779
Reinvested	—	—	86	211
Redeemed	—	—	(917)	(1,521)

Change in Class R2 Shares	—	—	(209)	469

Class R3
Issued	—	—	2,950	3,784
Reinvested	—	—	146	280
Redeemed	—	—	(1,099)	(1,796)

Change in Class R3 Shares	—	—	1,997	2,268

Class R4
Issued	—	—	1,655	3,364
Reinvested	—	—	92	88
Redeemed	—	—	(703)	(1,151)

Change in Class R4 Shares	—	—	1,044	2,301

Class R5
Issued	—	—	11,953	26,643
Reinvested	—	—	1,565	3,283
Redeemed	—	—	(10,525)	(15,716)

Change in Class R5 Shares	—	—	2,993	14,210

Class R6 (a)
Issued	197	1,490	241,104	192,820
Reinvested	171	— (b)	12,240	17,229
Redeemed	(78)	(757)	(44,207)	(64,768)
Redemptions in-kind (See Note 8)	—	—	—	(3,151)

Change in Class R6 Shares	290	733	209,137	142,130

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019 (a)		Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,045	$123		$65,475	$48,540
Distributions reinvested	47	2		15,273	28,106
Cost of shares redeemed	(174)	—	(b)	(30,916)	(63,999)

Change in net assets resulting from Class A capital transactions	$2,918	$125		$49,832	$12,647

Class C
Proceeds from shares issued	$2,201	$20		$4,470	$8,554
Distributions reinvested	26	1		713	1,282
Cost of shares redeemed	(16)	—		(2,434)	(6,924)

Change in net assets resulting from Class C capital transactions	$2,211	$21		$2,749	$2,912

Class I
Proceeds from shares issued	$51,725	$51,120		$12,261	$37,640
Distributions reinvested	2,888	3,248		2,446	4,589
Cost of shares redeemed	(894)	(159)		(15,591)	(26,157)

Change in net assets resulting from Class I capital transactions	$53,719	$54,209		$(884)	$16,072

Class R2
Proceeds from shares issued	$—	$—		$681	$66
Distributions reinvested	—	—		10	6
Cost of shares redeemed	—	—		(33)	(3)

Change in net assets resulting from Class R2 capital transactions	$—	$—		$658	$69

Class R3
Distributions reinvested	$—	$—		$—	$1

Change in net assets resulting from Class R3 capital transactions	$—	$—		$—	$1

Class R4
Proceeds from shares issued	$—	$—		$58	$—
Distributions reinvested	—	—		3	1

Change in net assets resulting from Class R4 capital transactions	$—	$—		$61	$1

Class R5
Proceeds from shares issued	$—	$20		$24	$30
Distributions reinvested	1	1		2	3
Cost of shares redeemed	—	—		(35)	(3)

Change in net assets resulting from Class R5 capital transactions	$1	$21		$(9)	$30

Class R6
Proceeds from shares issued	$25	$20		$20,493	$12,212
Distributions reinvested	1	1		1,571	2,197
Cost of shares redeemed	—	—		(4,721)	(7,418)

Change in net assets resulting from Class R6 capital transactions	$26	$21		$17,343	$6,991

Total change in net assets resulting from capital transactions	$58,875	$54,397		$69,750	$38,723

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019 (a)		Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	203	8		1,275		987
Reinvested	3	—	(b)	288		606
Redeemed	(12)	—	(b)	(601)		(1,316)

Change in Class A Shares	194	8		962		277

Class C
Issued	146	1		98		198
Reinvested	2	—	(b)	15		31
Redeemed	(1)	—		(54)		(158)

Change in Class C Shares	147	1		59		71

Class I
Issued	3,443	3,410		226		736
Reinvested	191	225		44		93
Redeemed	(59)	(11)		(289)		(519)

Change in Class I Shares	3,575	3,624		(19)		310

Class R2
Issued	—	—		14		1
Reinvested	—	—		—	(b)	—	(b)
Redeemed	—	—		(1)		—	(b)

Change in Class R2 Shares	—	—		13		1

Class R3
Reinvested	—	—		—	(b)	1

Change in Class R3 Shares	—	—		—	(b)	1

Class R4
Issued	—	—		—	(b)	—
Reinvested	—	—		—	(b)	1

Change in Class R4 Shares	—	—		—	(b)	1

Class R5
Issued	—	1		—	(b)	—	(b)
Reinvested	1	—	(b)	—	(b)	—	(b)
Redeemed	—	—		—	(b)	—	(b)

Change in Class R5 Shares	1	1		—	(b)	—	(b)

Class R6
Issued	2	1		364		235
Reinvested	— (b)	—	(b)	28		44
Redeemed	—	—		(85)		(144)

Change in Class R6 Shares	2	1		307		135

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$192,642	$200,515	$440,559	$565,602
Distributions reinvested	1,995	2,559	290,772	268,247
Cost of shares redeemed	(60,130)	(196,149)	(463,479)	(848,901)

Change in net assets resulting from Class A capital transactions	$134,507	$6,925	$267,852	$(15,052)

Class C
Proceeds from shares issued	$50,992	$98,773	$64,791	$101,496
Distributions reinvested	487	705	64,738	64,190
Cost of shares redeemed	(16,221)	(27,734)	(60,807)	(162,510)

Change in net assets resulting from Class C capital transactions	$35,258	$71,744	$68,722	$3,176

Class I
Proceeds from shares issued	$1,617,324	$3,264,704	$731,060	$1,278,824
Distributions reinvested	29,691	34,623	522,530	499,924
Cost of shares redeemed	(623,876)	(1,180,493)	(857,965)	(1,526,803)

Change in net assets resulting from Class I capital transactions	$1,023,139	$2,118,834	$395,625	$251,945

Class R2
Proceeds from shares issued	$—	$—	$19,335	$52,974
Distributions reinvested	—	—	13,984	15,016
Cost of shares redeemed	—	—	(38,376)	(85,360)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(5,057)	$(17,370)

Class R3
Proceeds from shares issued	$—	$—	$30,182	$41,442
Distributions reinvested	—	—	4,020	1,370
Cost of shares redeemed	—	—	(6,729)	(5,767)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$27,473	$37,045

Class R4
Proceeds from shares issued	$—	$—	$12,450	$5,495
Distributions reinvested	—	—	2,550	823
Cost of shares redeemed	—	—	(837)	(1,898)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$14,163	$4,420

Class R5
Proceeds from shares issued	$526	$1,826	$85,094	$171,763
Distributions reinvested	16	7	78,312	89,822
Cost of shares redeemed	(102)	(105)	(103,810)	(351,362)

Change in net assets resulting from Class R5 capital transactions	$440	$1,728	$59,596	$(89,777)

Class R6
Proceeds from shares issued	$252,106	$295,474	$1,390,862	$1,840,965
Distributions reinvested	1,415	978	931,375	723,675
Cost of shares redeemed	(80,026)	(47,708)	(770,469)	(1,333,567)

Change in net assets resulting from Class R6 capital transactions	$173,495	$248,744	$1,551,768	$1,231,073

Total change in net assets resulting from capital transactions	$1,366,839	$2,447,975	$2,380,142	$1,405,460

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	9,311	10,234	10,459	14,213
Reinvested	96	131	7,477	7,726
Redeemed	(2,918)	(10,028)	(11,077)	(21,501)

Change in Class A Shares	6,489	337	6,859	438

Class C
Issued	2,499	5,092	2,069	3,322
Reinvested	23	37	2,250	2,388
Redeemed	(795)	(1,432)	(1,898)	(5,303)

Change in Class C Shares	1,727	3,697	2,421	407

Class I
Issued	78,497	166,589	17,171	31,957
Reinvested	1,422	1,758	13,208	14,219
Redeemed	(30,241)	(60,565)	(20,218)	(38,672)

Change in Class I Shares	49,678	107,782	10,161	7,504

Class R2
Issued	—	—	481	1,393
Reinvested	—	—	376	449
Redeemed	—	—	(956)	(2,227)

Change in Class R2 Shares	—	—	(99)	(385)

Class R3
Issued	—	—	717	1,026
Reinvested	—	—	103	39
Redeemed	—	—	(159)	(148)

Change in Class R3 Shares	—	—	661	917

Class R4
Issued	—	—	287	139
Reinvested	—	—	64	23
Redeemed	—	—	(20)	(47)

Change in Class R4 Shares	—	—	331	115

Class R5
Issued	26	92	1,949	4,109
Reinvested	1	— (a)	1,927	2,499
Redeemed	(5)	(5)	(2,396)	(8,504)

Change in Class R5 Shares	22	87	1,480	(1,896)

Class R6
Issued	12,258	15,045	31,705	44,475
Reinvested	68	49	22,702	19,983
Redeemed	(3,880)	(2,420)	(17,595)	(32,490)

Change in Class R6 Shares	8,446	12,674	36,812	31,968

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$111,854	$38,199	$262,797	$668,701
Distributions reinvested	1,609	13,929	148,528	132,720
Cost of shares redeemed	(47,390)	(120,946)	(202,139)	(561,909)

Change in net assets resulting from Class A capital transactions	$66,073	$(68,818)	$209,186	$239,512

Class C
Proceeds from shares issued	$1,942	$12,245	$13,885	$47,501
Distributions reinvested	228	4,589	24,646	32,837
Cost of shares redeemed	(10,521)	(26,332)	(38,858)	(81,416)

Change in net assets resulting from Class C capital transactions	$(8,351)	$(9,498)	$(327)	$(1,078)

Class I
Proceeds from shares issued	$72,322	$180,351	$71,297	$408,617
Distributions reinvested	2,429	26,175	90,021	171,208
Cost of shares redeemed	(112,847)	(258,184)	(253,903)	(922,817)

Change in net assets resulting from Class I capital transactions	$(38,096)	$(51,658)	$(92,585)	$(342,992)

Class L
Proceeds from shares issued	$—	$—	$98,934	$340,083
Distributions reinvested	—	—	119,013	166,869
Cost of shares redeemed	—	—	(295,323)	(575,141)

Change in net assets resulting from Class L capital transactions	$—	$—	$(77,376)	$(68,189)

Class R2
Proceeds from shares issued	$1,314	$9,456	$13,067	$31,183
Distributions reinvested	114	1,316	20,726	26,663
Cost of shares redeemed	(2,615)	(4,971)	(49,430)	(72,348)

Change in net assets resulting from Class R2 capital transactions	$(1,187)	$5,801	$(15,637)	$(14,502)

Class R3 (a)
Proceeds from shares issued	$— (b)	$20	$14,561	$53,558
Distributions reinvested	— (b)	1	9,724	9,047
Cost of shares redeemed	—	—	(19,357)	(9,993)

Change in net assets resulting from Class R3 capital transactions	$— (b)	$21	$4,928	$52,612

Class R4 (a)
Proceeds from shares issued	$749	$13,825	$2,065	$17,146
Distributions reinvested	109	93	2,054	1,931
Cost of shares redeemed	(2,312)	(1,201)	(3,778)	(6,325)

Change in net assets resulting from Class R4 capital transactions	$(1,454)	$12,717	$341	$12,752

Class R5
Proceeds from shares issued	$3,450	$20,278	$30,064	$73,209
Distributions reinvested	263	2,241	69,831	94,444
Cost of shares redeemed	(7,985)	(13,694)	(97,837)	(236,756)

Change in net assets resulting from Class R5 capital transactions	$(4,272)	$8,825	$2,058	$(69,103)

Class R6
Proceeds from shares issued	$103,940	$325,810	$1,122,894	$1,335,233
Subscriptions in-kind (See Note 9)	—	—	45,414	—
Distributions reinvested	8,611	69,882	867,740	934,866
Cost of shares redeemed	(68,482)	(430,541)	(900,902)	(2,503,620)

Change in net assets resulting from Class R6 capital transactions	$44,069	$(34,849)	$1,135,146	$(233,521)

Total change in net assets resulting from capital transactions	$56,782	$(137,459)	$1,165,734	$(424,509)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	7,883	2,636	16,314	43,450
Reinvested	108	1,057	9,438	9,250
Redeemed	(3,240)	(8,443)	(12,578)	(35,922)

Change in Class A Shares	4,751	(4,750)	13,174	16,778

Class C
Issued	140	893	894	3,118
Reinvested	16	365	1,630	2,381
Redeemed	(765)	(1,966)	(2,508)	(5,483)

Change in Class C Shares	(609)	(708)	16	16

Class I
Issued	5,113	12,677	4,417	26,279
Reinvested	167	2,016	5,698	11,895
Redeemed	(7,895)	(18,372)	(15,890)	(59,810)

Change in Class I Shares	(2,615)	(3,679)	(5,775)	(21,636)

Class L
Issued	—	—	6,160	21,487
Reinvested	—	—	7,513	11,566
Redeemed	—	—	(18,306)	(37,224)

Change in Class L Shares	—	—	(4,633)	(4,171)

Class R2
Issued	93	652	825	2,018
Reinvested	8	101	1,332	1,883
Redeemed	(182)	(353)	(3,115)	(4,597)

Change in Class R2 Shares	(81)	400	(958)	(696)

Class R3 (a)
Issued	—	1	900	3,354
Reinvested	— (b)	— (b)	620	633
Redeemed	—	—	(1,198)	(643)

Change in Class R3 Shares	— (b)	1	322	3,344

Class R4 (a)
Issued	53	1,113	127	1,067
Reinvested	7	7	130	134
Redeemed	(163)	(89)	(238)	(400)

Change in Class R4 Shares	(103)	1,031	19	801

Class R5
Issued	243	1,415	1,872	4,699
Reinvested	18	170	4,408	6,538
Redeemed	(557)	(950)	(6,039)	(15,115)

Change in Class R5 Shares	(296)	635	241	(3,878)

Class R6
Issued	7,455	22,094	69,117	85,926
Subscriptions in-kind (See Note 9)	—	—	2,771	—
Reinvested	588	5,350	54,639	64,491
Redeemed	(4,770)	(29,764)	(55,214)	(154,015)

Change in Class R6 Shares	3,273	(2,320)	71,313	(3,598)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,681	$135,379	$24,016	$34,397
Distributions reinvested	107,818	94,468	20,900	27,797
Cost of shares redeemed	(305,423)	(275,160)	(50,650)	(123,985)

Change in net assets resulting from Class A capital transactions	$(157,924)	$(45,313)	$(5,734)	$(61,791)

Class C
Proceeds from shares issued	$4,605	$12,993	$—	$—
Distributions reinvested	19,111	17,995	—	—
Cost of shares redeemed	(30,345)	(67,277)	—	—

Change in net assets resulting from Class C capital transactions	$(6,629)	$(36,289)	$—	$—

Class I
Proceeds from shares issued	$223,482	$888,442	$13,504	$56,824
Distributions reinvested	811,087	739,627	22,217	26,614
Cost of shares redeemed	(2,137,528)	(2,590,860)	(40,807)	(115,409)

Change in net assets resulting from Class I capital transactions	$(1,102,959)	$(962,791)	$(5,086)	$(31,971)

Class L
Proceeds from shares issued	$—	$—	$27,553	$60,334
Distributions reinvested	—	—	25,240	32,173
Cost of shares redeemed	—	—	(62,435)	(138,095)

Change in net assets resulting from Class L capital transactions	$—	$—	$(9,642)	$(45,588)

Class R2
Proceeds from shares issued	$537	$946	$—	$—
Distributions reinvested	808	532	—	—
Cost of shares redeemed	(512)	(2,235)	—	—

Change in net assets resulting from Class R2 capital transactions	$833	$(757)	$—	$—

Class R5
Proceeds from shares issued	$5,384	$22,201	$—	$—
Distributions reinvested	20,259	15,977	—	—
Cost of shares redeemed	(28,257)	(57,731)	—	—

Change in net assets resulting from Class R5 capital transactions	$(2,614)	$(19,553)	$—	$—

Class R6
Proceeds from shares issued	$65,939	$38,738	$485,142	$253,929
Distributions reinvested	113,531	166,828	440,937	633,410
Cost of shares redeemed	(169,621)	(1,073,375)	(927,883)	(1,522,676)
Redemptions in-kind (See Note 8)	—	—	(1,336,709)	—

Change in net assets resulting from Class R6 capital transactions	$9,849	$(867,809)	$(1,338,513)	$(635,337)

Total change in net assets resulting from capital transactions	$(1,259,444)	$(1,932,512)	$(1,358,975)	$(774,687)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,613	4,895	892	1,253
Reinvested	4,576	3,825	855	1,116
Redeemed	(12,058)	(9,740)	(1,903)	(4,605)

Change in Class A Shares	(5,869)	(1,020)	(156)	(2,236)

Class C
Issued	206	506	—	—
Reinvested	873	773	—	—
Redeemed	(1,344)	(2,631)	—	—

Change in Class C Shares	(265)	(1,352)	—	—

Class I
Issued	8,956	31,989	500	2,021
Reinvested	33,851	29,468	898	1,056
Redeemed	(87,242)	(93,992)	(1,495)	(4,084)

Change in Class I Shares	(44,435)	(32,535)	(97)	(1,007)

Class L
Issued	—	—	1,071	2,291
Reinvested	—	—	1,023	1,280
Redeemed	—	—	(2,330)	(4,963)

Change in Class L Shares	—	—	(236)	(1,392)

Class R2
Issued	24	36	—	—
Reinvested	36	22	—	—
Redeemed	(21)	(82)	—	—

Change in Class R2 Shares	39	(24)	—	—

Class R5
Issued	210	840	—	—
Reinvested	840	633	—	—
Redeemed	(1,125)	(2,058)	—	—

Change in Class R5 Shares	(75)	(585)	—	—

Class R6
Issued	2,620	1,425	18,557	9,239
Reinvested	4,714	6,614	17,857	25,157
Redeemed	(6,928)	(38,577)	(33,782)	(54,997)
Redemptions in-kind (See Note 8)	—	—	(52,834)	—

Change in Class R6 Shares	406	(30,538)	(50,202)	(20,601)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$449,778

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,345,025)
Proceeds from disposition of investment securities	5,162,203
Covers of investment securities sold short	(1,354,457)
Proceeds from investment securities sold short	918,373
Purchases of short-term investments — affiliates, net	41,588
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	424,821
Change in unrealized (appreciation)/depreciation on investments in affiliates	2
Change in unrealized (appreciation)/depreciation on investment securities sold short	61,025
Net realized (gain)/loss on investments in non-affiliates	(957,562)
Net realized (gain)/loss on investments in affiliates	1
Net realized (gain)/loss on securities sold short	18,749
Decrease in dividends receivable from affiliates	3
Decrease in dividends receivable from non-affiliates	4,844
Decrease in variation margin receivable	117
Increase in due to broker for securities sold short	100
Decrease in dividend expense to non-affiliates on securities sold short	(931)
Decrease in interest expense to non-affiliates on securities sold short	(145)
Decrease in investment advisory fees payable	(1,084)
Decrease in administration fees payable	(4)
Decrease in distribution fees payable	(52)
Decrease in service fees payable	(223)
Decrease in custodian and accounting fees payable	(64)
Decrease in audit fees payable	(22)
Increase in printing and mailing cost payable	9
Increase in other accrued expenses payable	12

Net cash provided (used) by operating activities	2,422,056

Cash flows provided (used) by financing activities:
Proceeds from shares issued	340,725
Payment for shares redeemed	(2,661,495)
Cash distributions paid to shareholders (net of reinvestments of approximately $1,072,614,000)	(102,342)

Net cash provided (used) by financing activities	(2,423,112)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(1,056)
Restricted and unrestricted cash and deposits at broker at beginning of period	2,240

Restricted and unrestricted cash and deposits at broker at end of period	$1,184

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2019 the Fund paid approximately $3,549,000 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:

	June 30, 2019	December 31, 2019
Cash	$408	$128
Deposits at broker:
Futures contracts	1,832	956
Securities sold short	—	100

	$2,240	$1,184

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$30.15	$0.08	$2.62	$2.70	$(0.12)	$(4.98)	$(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02)	1.42	1.40	(0.02)	(0.16)	(0.18)

Class C
Six Months Ended December 31, 2019 (Unaudited)	29.01	0.01	2.50	2.51	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13)	1.39	1.26	—	(0.16)	(0.16)

Class I
Six Months Ended December 31, 2019 (Unaudited)	30.60	0.12	2.67	2.79	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	1.44	1.48	(0.04)	(0.16)	(0.20)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	30.48	0.16	2.64	2.80	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.75	9.30%	$6,054	1.10%	0.54%	1.34%	18%
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45
24.78	5.98	1,452	1.24	(0.07)	1.42	52

26.53	9.00	3,437	1.60	0.03	1.83	18
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45
24.34	5.44	873	1.74	(0.54)	1.93	52

28.24	9.45	65,026	0.85	0.77	1.07	18
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45
24.95	6.26	81,179	0.99	0.15	1.12	52

28.06	9.55	28,715	0.60	1.06	0.81	18
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$17.83	$0.16	(e)	$1.46	$1.62	$(0.16)	$(0.19)	$(0.35)
Year Ended June 30, 2019	16.82	0.32	(e)	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	(e)	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)

Class C
Six Months Ended December 31, 2019 (Unaudited)	17.47	0.11	(e)	1.42	1.53	(0.11)	(0.19)	(0.30)
Year Ended June 30, 2019	16.50	0.23	(e)	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	(e)	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)

Class I
Six Months Ended December 31, 2019 (Unaudited)	18.14	0.18	(e)	1.50	1.68	(0.18)	(0.19)	(0.37)
Year Ended June 30, 2019	17.10	0.37	(e)	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	(e)	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	17.74	0.13	(e)	1.45	1.58	(0.13)	(0.19)	(0.32)
Year Ended June 30, 2019	16.74	0.28	(e)	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	(e)	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	17.81	0.16	(e)	1.46	1.62	(0.16)	(0.19)	(0.35)
Year Ended June 30, 2019	16.80	0.32	(e)	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	(e)	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	18.13	0.18	(e)	1.49	1.67	(0.18)	(0.19)	(0.37)
Year Ended June 30, 2019	17.09	0.36	(e)	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	(e)	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	18.16	0.20	(e)	1.48	1.68	(0.19)	(0.19)	(0.38)
Year Ended June 30, 2019	17.11	0.40	(e)	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	(e)	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	18.14	0.21	(e)	1.49	1.70	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2019	17.10	0.42	(e)	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	(e)	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.10	9.15%	$3,757,325	0.98%	1.70%	0.98%	9%
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20
13.77	4.71	3,014,937	1.04	1.83	1.09	22

18.70	8.84	1,612,057	1.47	1.21	1.48	9
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20
13.58	4.18	1,160,002	1.54	1.32	1.56	22

19.45	9.35	11,313,846	0.71	1.98	0.72	9
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20
13.97	4.96	4,639,250	0.79	2.08	0.80	22

19.00	9.00	96,140	1.23	1.44	1.23	9
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20
13.74	4.44	56,522	1.29	1.59	1.39	22

19.08	9.17	185,019	0.97	1.73	0.97	9
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

19.43	9.30	91,668	0.72	1.98	0.72	9
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

19.46	9.36	1,582,869	0.56	2.11	0.57	9
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20
13.98	5.23	520,660	0.59	2.27	0.63	22

19.45	9.48	12,873,798	0.46	2.26	0.47	9
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20
13.97	5.31	861,809	0.51	2.35	0.51	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$14.92	$0.56	$0.31	$0.87	$(0.58)
August 31, 2018 (g) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.52	0.31	0.83	(0.54)
August 31, 2018 (g) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.59	0.30	0.89	(0.60)
August 31, 2018 (g) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.60	0.30	0.90	(0.61)
August 31, 2018 (g) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.62	0.28	0.90	(0.61)
August 31, 2018 (g) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$15.21	5.94%	$3,079	0.85%	7.44%	1.32%	61%
14.92	5.95	125	0.85	7.90	1.80	43

15.21	5.66	2,257	1.35	6.84	1.79	61
14.92	5.50	21	1.35	7.14	2.26	43

15.21	6.04	109,511	0.60	7.79	1.06	61
14.92	6.15	54,045	0.60	7.89	1.13	43

15.21	6.12	22	0.45	8.00	0.97	61
14.92	6.28	21	0.45	8.04	1.36	43

15.21	6.17	48	0.35	8.14	0.84	61
14.92	6.37	21	0.35	8.14	1.26	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$49.84	$0.40	$5.06	$5.46	$(0.42)	$(1.07)	$(1.49)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)

Class C
Six Months Ended December 31, 2019 (Unaudited)	44.59	0.24	4.52	4.76	(0.32)	(1.07)	(1.39)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)

Class I
Six Months Ended December 31, 2019 (Unaudited)	52.69	0.49	5.36	5.85	(0.48)	(1.07)	(1.55)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	50.01	0.35	5.05	5.40	(0.44)	(1.07)	(1.51)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	52.66	0.42	5.35	5.77	(0.41)	(1.07)	(1.48)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	52.69	0.53	5.31	5.84	(0.49)	(1.07)	(1.56)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	53.06	0.53	5.40	5.93	(0.52)	(1.07)	(1.59)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	53.08	0.57	5.38	5.95	(0.54)	(1.07)	(1.61)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$53.81	11.02%	$581,403	0.94%	1.54%	1.07%	7%
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39

47.96	10.74	30,821	1.44	1.04	1.54	7
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39

56.99	11.17	101,118	0.69	1.79	0.78	7
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39

53.90	10.87	784	1.19	1.35	1.72	7
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

56.95	11.02	26	0.94	1.54	1.05	7
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

56.97	11.15	87	0.69	1.93	0.79	7
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

57.40	11.24	69	0.54	1.93	0.67	7
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

57.42	11.29	62,105	0.44	2.06	0.53	7
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$20.23	$0.10	$0.96	$1.06	$(0.10)	$21.19	5.27%
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23	5.12
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)	19.43	7.33
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)	18.24	13.60
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)	16.23	(0.43)
Year Ended June 30, 2015	15.74	0.19	0.67	0.86	(0.13)	16.47	5.45

Class C
Six Months Ended December 31, 2019 (Unaudited)	20.10	0.05	0.96	1.01	(0.05)	21.06	5.04
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10	4.60
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)	19.33	6.79
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)	18.16	13.07
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)	16.17	(0.95)
Year Ended June 30, 2015	15.76	0.10	0.67	0.77	(0.10)	16.43	4.85

Class I
Six Months Ended December 31, 2019 (Unaudited)	20.28	0.13	0.97	1.10	(0.13)	21.25	5.42
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28	5.39
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)	19.47	7.63
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)	18.27	13.86
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)	16.26	(0.17)
Year Ended June 30, 2015	15.76	0.23	0.66	0.89	(0.15)	16.50	5.66

Class R5
Six Months Ended December 31, 2019 (Unaudited)	20.32	0.14	0.97	1.11	(0.14)	21.29	5.48
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32	5.57
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)	19.50	7.81
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)	18.30	14.10
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (g)	(0.23)	16.28	0.07
Year Ended June 30, 2015	15.76	0.26	0.66	0.92	(0.17)	16.51	5.86

Class R6
Six Months Ended December 31, 2019 (Unaudited)	20.32	0.15	0.97	1.12	(0.15)	21.29	5.54
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32	5.69
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)	19.49	7.87
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)	18.29	14.09
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (g)	(0.24)	16.28	0.07
Year Ended June 30, 2015	15.76	0.27	0.67	0.94	(0.18)	16.52	5.96

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$447,853	0.85%		0.98%		0.85%		22%
296,242	0.85		1.02		0.87		48
277,898	0.84		0.92		0.87		44
133,789	0.84		1.06		1.05		31
71,417	0.85		1.27		1.11		57
93,007	0.85	(f)	1.14	(f)	1.21	(f)	42

202,505	1.35		0.47		1.36		22
158,602	1.35		0.55		1.37		48
81,030	1.34		0.42		1.38		44
29,168	1.34		0.55		1.45		31
9,867	1.35		0.80		1.52		57
3,405	1.35	(f)	0.59	(f)	1.65	(f)	42

5,471,480	0.59		1.22		0.60		22
4,214,453	0.60		1.30		0.61		48
1,947,444	0.59		1.17		0.62		44
597,013	0.59		1.30		0.69		31
158,820	0.60		1.54		0.74		57
105,397	0.60	(f)	1.39	(f)	0.91	(f)	42

2,437	0.45		1.38		0.47		22
1,893	0.45		1.46		0.95		48
123	0.39		1.37		0.67		44
37	0.40		1.51		1.08		31
25	0.40		1.49		2.16		57
442	0.40	(f)	1.58	(f)	0.82	(f)	42

582,873	0.34		1.48		0.35		22
384,616	0.35		1.56		0.37		48
121,897	0.34		1.42		0.42		44
3,289	0.34		1.41		0.42		31
74	0.35		1.66		1.40		57
443	0.35	(f)	1.63	(f)	0.77	(f)	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$41.87	$0.02	$3.28	$3.30	$—	$(5.21)	$(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)	5.05	4.95	—	(0.62)	(0.62)

Class C
Six Months Ended December 31, 2019 (Unaudited)	32.33	(0.07)	2.50	2.43	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)	4.39	4.15	—	(0.62)	(0.62)

Class I
Six Months Ended December 31, 2019 (Unaudited)	42.46	0.07	3.33	3.40	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)	5.06	5.02	—	(0.62)	(0.62)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	40.32	(0.04)	3.16	3.12	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)	4.97	4.79	—	(0.62)	(0.62)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	42.10	0.02	3.30	3.32	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	42.45	0.08	3.32	3.40	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	43.44	0.10	3.41	3.51	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03	5.09	5.12	—	(0.62)	(0.62)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	43.78	0.13	3.44	3.57	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06	5.10	5.16	—	(0.62)	(0.62)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.96	8.21%	$2,628,093	0.94%	0.08%	1.05%	27%
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43
36.82	15.40	4,670,460	1.06	(0.28)	1.21	19

29.55	7.94	545,054	1.44	(0.42)	1.55	27
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43
31.86	14.83	600,404	1.56	(0.78)	1.68	19

40.63	8.33	4,902,532	0.69	0.33	0.79	27
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43
36.92	15.60	5,515,626	0.90	(0.12)	0.92	19

38.23	8.08	127,068	1.19	(0.18)	1.30	27
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43
36.24	15.10	242,550	1.31	(0.53)	1.49	19

40.21	8.21	69,905	0.94	0.11	1.04	27
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

40.58	8.35	23,714	0.69	0.39	0.79	27
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

41.67	8.40	735,659	0.54	0.48	0.64	27
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43
37.25	15.80	1,394,419	0.70	0.08	0.74	19

42.03	8.47	8,592,989	0.44	0.59	0.54	27
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43
37.34	15.90	3,220,191	0.62	0.17	0.62	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$14.11	$0.09	$1.40	$1.49	$(0.10)	$—	$(0.10)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)

Class C
Six Months Ended December 31, 2019 (Unaudited)	13.49	0.05	1.35	1.40	(0.07)	—	(0.07)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)

Class I
Six Months Ended December 31, 2019 (Unaudited)	13.85	0.10	1.39	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	13.98	0.07	1.39	1.46	(0.08)	—	(0.08)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	13.84	0.08	1.39	1.47	(0.10)	—	(0.10)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	14.11	0.10	1.42	1.52	(0.12)	—	(0.12)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	14.00	0.11	1.40	1.51	(0.13)	—	(0.13)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	13.90	0.12	1.40	1.52	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.50	10.60%	$242,687	0.93%	1.18%	1.04%	71%
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143

14.82	10.36	51,413	1.44	0.68	1.52	71
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143

15.22	10.79	291,699	0.69	1.42	0.76	71
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143

15.36	10.49	22,357	1.19	0.93	1.29	71
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143

15.21	10.67	21	0.94	1.19	1.10	71
13.84	(4.25)	19	0.94	1.28	1.17	162

15.51	10.80	14,393	0.69	1.44	0.76	71
14.11	(4.05)	14,545	0.68	1.51	0.77	162

15.38	10.83	28,996	0.54	1.59	0.62	71
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143

15.28	10.96	966,613	0.44	1.69	0.51	71
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$15.86	$0.05	(e)	$1.66	$1.71	$(0.06)	$(1.46)	$(1.52)
Year Ended June 30, 2019	16.48	0.12	(e)	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	(e)	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)

Class C
Six Months Ended December 31, 2019 (Unaudited)	15.31	0.01	(e)	1.60	1.61	(0.02)	(1.46)	(1.48)
Year Ended June 30, 2019	15.99	0.04	(e)	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	(e)	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)

Class I
Six Months Ended December 31, 2019 (Unaudited)	15.91	0.07	(e)	1.67	1.74	(0.08)	(1.46)	(1.54)
Year Ended June 30, 2019	16.51	0.16	(e)	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	(e)	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)

Class L
Six Months Ended December 31, 2019 (Unaudited)	15.93	0.08	(e)	1.68	1.76	(0.09)	(1.46)	(1.55)
Year Ended June 30, 2019	16.53	0.18	(e)	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	(e)	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	15.70	0.03	(e)	1.64	1.67	(0.04)	(1.46)	(1.50)
Year Ended June 30, 2019	16.34	0.08	(e)	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	(e)	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	15.80	0.05	(e)	1.66	1.71	(0.06)	(1.46)	(1.52)
Year Ended June 30, 2019	16.43	0.12	(e)	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	(e)	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	15.89	0.07	(e)	1.66	1.73	(0.08)	(1.46)	(1.54)
Year Ended June 30, 2019	16.50	0.17	(e)	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	(e)	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	15.94	0.08	(e)	1.67	1.75	(0.09)	(1.46)	(1.55)
Year Ended June 30, 2019	16.54	0.19	(e)	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	(e)	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	15.97	0.09	(e)	1.68	1.77	(0.10)	(1.46)	(1.56)
Year Ended June 30, 2019	16.56	0.20	(e)	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	(e)	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.05	11.02%	$1,786,452	0.94%	0.63%	0.99%	37%
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79

15.44	10.75	292,353	1.44	0.13	1.49	37
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79

16.11	11.17	1,042,532	0.69	0.88	0.74	37
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79

16.14	11.29	1,497,427	0.55	1.01	0.59	37
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79

15.87	10.86	231,835	1.19	0.38	1.24	37
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79

15.99	11.05	118,363	0.94	0.64	0.99	37
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

16.08	11.12	23,449	0.69	0.88	0.74	37
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

16.14	11.23	857,446	0.54	1.03	0.58	37
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79

16.18	11.32	9,823,380	0.44	1.14	0.48	37
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$27.51	$0.01	(f)	$2.37	$2.38	$(0.03)	$(5.59)	$(5.62)
Year Ended June 30, 2019	30.10	0.05	(f)	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	—	(f)(g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	—	(f)(g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(f)	(1.37)	(1.33)	— (g)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)

Class C
Six Months Ended December 31, 2019 (Unaudited)	25.88	(0.05	)(f)	2.20	2.15	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08	)(f)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15	)(f)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14	)(f)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(f)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)

Class I
Six Months Ended December 31, 2019 (Unaudited)	27.94	0.04	(f)	2.41	2.45	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	(f)	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	(f)	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	(f)	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(f)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	26.62	(0.03	)(f)	2.28	2.25	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04	)(f)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09	)(f)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07	)(f)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(f)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	28.08	0.05	(f)	2.42	2.47	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	(f)	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	(f)	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	(f)	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(f)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	28.07	0.06	(f)	2.41	2.47	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	(f)	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	(f)	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(e)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.27% for the six months ended December 31, 2019, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017, 1.26% and 1.49% for the year ended June 30, 2016 and 1.30% and 1.66% for the year ended June 30, 2015; for Class C are 1.60% and 1.77% for the six months ended December 31, 2019, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017, 1.76% and 2.00% for the year ended June 30, 2016 and 1.80% and 2.15% for the year ended June 30, 2015; for Class I are 0.85% and 1.01% for the six months ended December 31, 2019, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017, 1.00% and 1.21% for the year ended June 30, 2016 and 1.05% and 1.38% for the year ended June 30, 2015; for Class R2 are 1.45% and 1.54% for the six months ended December 31, 2019, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017, 1.51% and 1.84% for the year ended June 30, 2016 and 1.55% and 1.97% for the year ended June 30, 2015; for Class R5 are 0.80% and 0.86% for the six months ended December 31, 2019, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017, 0.80% and 0.97% for the year ended June 30, 2016 and 0.85% and 1.17% for the year ended June 30, 2015; for Class R6 are 0.70% and 0.76% for the six months ended December 31, 2019, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)	Portfolio turnover rate (including securities sold short) (b)

$24.27	10.26%	$455,766	1.89%	0.08%	2.06%	37%	58%
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127
29.81	9.05	943,586	2.33	0.18	2.69	94	127

22.44	9.98	87,987	2.39	(0.43)	2.56	37	58
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127
29.07	8.51	263,257	2.83	(0.31)	3.18	94	127

24.70	10.41	3,093,045	1.64	0.28	1.80	37	58
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127
30.07	9.32	10,354,676	2.08	0.45	2.41	94	127

23.28	10.09	5,524	2.24	(0.26)	2.33	37	58
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127
29.40	8.79	5,821	2.58	(0.05)	3.00	94	127

24.85	10.44	85,829	1.59	0.38	1.65	37	58
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127
30.21	9.54	301,894	1.88	0.65	2.20	94	127

24.81	10.45	706,235	1.49	0.47	1.55	37	58
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$27.38	$0.16	$2.54	$2.70	$(0.19)	$(2.70)	$—	$(2.89)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)

Class I
Six Months Ended December 31, 2019 (Unaudited)	27.65	0.20	2.56	2.76	(0.22)	(2.70)	—	(2.92)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)

Class L
Six Months Ended December 31, 2019 (Unaudited)	27.61	0.20	2.55	2.75	(0.22)	(2.70)	—	(2.92)
Year Ended June 30, 2019	28.57	0.41	1.97	2.38	(0.41)	(2.93)	—	(3.34)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	27.62	0.21	2.57	2.78	(0.24)	(2.70)	—	(2.94)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.19	11.14%	$202,118	0.60%	1.20%	0.86%	26%
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144

27.49	11.27	228,045	0.35	1.45	0.59	26
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144

27.44	11.25	413,326	0.35	1.44	0.44	26
27.61	9.66	422,351	0.35	1.50	0.44	42
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144

27.46	11.34	3,545,425	0.25	1.54	0.34	26
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Non-Diversified(5)
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund(2)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3(3), Class R4(3), Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A(4), Class I, Class L and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on October 1, 2018 for JPMorgan Equity Focus Fund.
(2)	Equity Premium Income Fund commenced operations on August 31, 2018.
(3)	Class R3 and Class R4 commenced operations on October 1, 2018 for JPMorgan Large Cap Value Fund.
(4)	Class A Shares are publicly offered on a limited basis for JPMorgan U.S. Research Enhanced Equity Fund.
(5)	Effective February 12, 2020, JPMorgan Equity Focus Fund is classified as a diversified fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Class L Shares for U.S. Equity Fund and Class A and Class L Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$103,278	$—	$—	$103,278

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,470,056	$—	$—	$31,470,056

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$97,808	$18,021	$—	$115,829

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$775,747	$—	$—	$775,747

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,928,482	$—	$—	$6,928,482

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,066	$—	$—	$1,066

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(69,680)	$—	$—	$(69,680)
Put Options Written	(11,440)	—	—	(11,440)

Total Depreciation in Other Financial Instruments	$(81,120)	$—	$—	$(81,120)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,091,747	$—	$—	$18,091,747

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,639,314	$—	$—	$1,639,314

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,754,065	$—	$—	$15,754,065

Appreciation in Other Financial Instruments
Futures Contracts (a)	$238	$—	$—	$238

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,562,000	$—	$—	$5,562,000

Total Liabilities for Securities Sold Short (a)	$(1,110,522)	$—	$—	$(1,110,522)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$51	$—	$—	$51

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,387,490	$—	$—	$4,387,490

Appreciation in Other Financial Instruments
Futures Contracts (a)	$786	$—	$—	$786

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.
(b)

All portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of Equity-Linked Notes, Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$99,610	$49,705	$25,619	$43,694
Ending Notional Balance Long	39,915	12,928	19,392	31,997

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2019:

Exchange-Traded Options:
Average Number of Contracts Purchased	19,362
Average Number of Contracts Written	38,723
Ending Number of Contracts Purchased	20,800
Ending Number of Contracts Written	41,600

D. Short Sales — The U.S. Large Cap Core Plus Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2019, the Fund had outstanding short sales as listed on the SOI.

E. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$426,730	$(426,730)	$—
Large Cap Value Fund	19,448	(19,448)	—
U.S. Equity Fund	41,689	(41,689)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Growth and Income Fund	—	(a)
Large Cap Growth Fund	37
Large Cap Value Fund	2
U.S. Equity Fund	5

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Focus Fund and Growth and Income Fund did not have any securities out on loan at December 31, 2019. Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the six months ended December 31, 2019.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Focus Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$2,779	$12,758	$14,647	$—	(c)	$—	(c)	$890	890	$27		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	2,024	2,024	—		—		—	—	—	(c)	—

Total	$2,779	$14,782	$16,671	$—	(c)	$—	(c)	$890		$27		$—

Equity Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$1,052,315	$6,559,879	$6,790,822	$(25)	$(86)	$821,261	821,015	$9,387	$—

Equity Premium Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$—	$68,510	$65,495	$—	(c)	$—	(c)	$3,015	3,014	$6	$—

Growth and Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$20,398	$79,059	$84,963	$(1)	$(1)	$14,492	14,488	$177		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	5,048	5,048	—	—	—	—	—	(c)*	—

Total	$20,398	$84,107	$90,011	$(1)	$(1)	$14,492		$177		$—

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

Hedged Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (a)(b)	$232,451	$1,291,723	$1,314,707	$—	$—	$209,467	209,467	$1,121	$—

Large Cap Growth Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$177,684	$3,039,635	$2,663,392	$(62)	$(7)	$553,858	553,692	$4,453		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a)(b)	406,108	1,323,000	1,339,000	(10)*	(36)	390,062	390,024	4,914	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	96,965	948,685	999,138	—	—	46,512	46,512	782	*	—

Total	$680,757	$5,311,320	$5,001,530	$(72)	$(43)	$990,432		$10,149		$—

Large Cap Value Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$11,520	$496,544	$479,198	$2		$(1)	$28,867	28,859	$336		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a)(b)	—	57,200	44,000	1	*	—	13,201	13,200	67	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	—	103,250	96,507	—		—	6,743	6,743	56	*	—

Total	$11,520	$656,994	$619,705	$3		$(1)	$48,811		$459		$—

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

U.S. Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$88,792	$2,651,830	$2,641,362	$(45)	$(8)	$99,207	99,177	$1,432		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a)(b)	13,017	460,301	443,300	(6)*	— (c)	30,012	30,009	470	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	3,902	268,461	260,209	—	—	12,154	12,154	118	*	—

Total	$105,711	$3,380,592	$3,344,871	$(51)	$(8)	$141,373		$2,020		$—

U.S. Large Cap Core Plus Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$78,086	$2,211,175	$2,252,763	$(1)	$(2)	$36,495	36,484	$830	$—

U.S. Research Enhanced Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$39,677	$727,293	$731,893	$(3)	$(4)	$35,070	35,059	$498	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

G. Equity-Linked Notes — The Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publically listed or traded on an exchanged. ELNS are valued daily, under procedures adopted by the Board of JPM IV, based upon values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund records a realized gain or loss when ELN is sold or matures.

As of December 31, 2019, the Fund had outstanding ELNs as listed on the SOI.

H. Offering and Organizational Costs — Total offering costs of approximately $27,000 incurred in connection with the offering of shares of the Equity Premium Income Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the six months ended December 31, 2019, total offering costs amortized were approximately $5,000.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$—	(a)	$2		n/a	n/a	n/a		n/a		n/a		$—	(a)	$3
Equity Income Fund
Transfer agency fees	234		48		57		n/a	$7	$2		$1		$15		72		436
Equity Premium Income Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a	n/a		n/a		—	(a)	—	(a)	—	(a)
Growth and Income Fund
Transfer agency fees	104		1		3		n/a	1	—	(a)	—	(a)	—	(a)	—	(a)	109
Hedged Equity Fund
Transfer agency fees	8		7		22		n/a	n/a	n/a		n/a		—	(a)	5		42
Large Cap Growth Fund
Transfer agency fees	183		12		37		n/a	5	1		—	(a)	9		41		288
Large Cap Value Fund
Transfer agency fees	35		2		4		n/a	3	—	(a)	—	(a)	1		17		62
U.S. Equity Fund
Transfer agency fees	59		9		18		$84	4	2		—	(a)	5		45		226
U.S. Large Cap Core Plus Fund
Transfer agency fees	19		4		36		n/a	1	n/a		n/a		—	(a)	4		64
U.S. Research Enhanced Equity Fund
Transfer agency fees	15		n/a		4		5	n/a	n/a		n/a		n/a		23		47

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50	%(1)
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.45	(1)
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.65	(1)
U.S. Research Enhanced Equity Fund	0.25

(1)

Prior to August 1, 2019, the investment advisory fee for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund was accrued daily and paid monthly at an annual rate of 0.60%, 0.50% and 0.70%, respectively, of each Fund’s daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Growth and Income Fund, Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund was 0.08%, 0.05%, 0.08%, 0.08%, 0.08%, 0.07%, 0.08%, 0.07%, 0.08% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Equity Focus Fund	$2		$—
Equity Income Fund	428		1
Equity Premium Income Fund	1		—
Growth and Income Fund	9		—	(a)
Hedged Equity Fund	109		1
Large Cap Growth Fund	226		—	(a)
Large Cap Value Fund	3		—
U.S. Equity Fund	32		—
U.S. Large Cap Core Plus Fund	5		—
U.S. Research Enhanced Equity Fund	—	(a)	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a		n/a		n/a		n/a		n/a		0.60%
Equity Income Fund	n/a	(1)	n/a	(1)	n/a	(1)	n/a		n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)
Equity Premium Income Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45%		0.35
Growth and Income Fund	0.94		1.44		0.69		n/a		1.19%		0.94%		0.69%		0.54		0.44
Hedged Equity Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45		0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
U.S. Equity Fund	0.94		1.44		0.69		0.61%		1.19		0.94		0.69		0.54		0.44
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a		1.45		n/a		n/a		0.80		0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	(2)	n/a		n/a		n/a		n/a		0.25

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.45% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2019 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Equity Focus Fund	$72	$40	$2		$114	$—
Equity Income Fund	12	—	—		12	—
Equity Premium Income Fund	90	29	—	(a)	119	58
Growth and Income Fund	176	117	107		400	1
Hedged Equity Fund	—	—	5		5	—
Large Cap Growth Fund	4,826	3,214	201		8,241	—
Large Cap Value Fund	332	221	53		606	11
U.S. Equity Fund	1,823	1,213	97		3,133	45
U.S. Large Cap Core Plus Fund	853	567	2,156		3,576	2
U.S. Research Enhanced Equity Fund	1,302	869	339		2,510	23

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 were as follows (amounts in thousands):

Equity Focus Fund	$2
Equity Income Fund	630
Equity Premium Income Fund	1
Growth and Income Fund	11
Hedged Equity Fund	128
Large Cap Growth Fund	245
Large Cap Value Fund	22
U.S. Equity Fund	108
U.S. Large Cap Core Plus Fund	53
U.S. Research Enhanced Equity Fund	34

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2019, the Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$18,562	$29,096	$—	$—
Equity Income Fund	8,076,326	2,312,815	—	—
Equity Premium Income Fund	84,383	39,534	—	—
Growth and Income Fund	101,871	47,838	—	—
Hedged Equity Fund	2,307,939	1,272,696	—	—
Large Cap Growth Fund	4,313,732	4,397,132	—	—
Large Cap Value Fund	1,119,026	1,071,151	—	—
U.S. Equity Fund	5,410,320	5,599,929	—	—
U.S. Large Cap Core Plus Fund	2,312,610	5,114,301	893,450	1,310,316
U.S. Research Enhanced Equity Fund	1,255,607	1,776,134	—	—

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$70,011	$33,442	$175	$33,267
Equity Income Fund	23,619,695	7,970,279	119,918	7,850,361
Equity Premium Income Fund	108,076	8,698	945	7,753
Growth and Income Fund	498,438	280,810	3,501	277,309
Hedged Equity Fund	5,648,196	1,227,229	26,997	1,200,232
Large Cap Growth Fund	11,159,574	6,970,602	38,429	6,932,173
Large Cap Value Fund	1,418,274	234,533	13,493	221,040
U.S. Equity Fund	11,000,112	4,800,706	46,515	4,754,191
U.S. Large Cap Core Plus Fund*	2,360,264	2,154,952	63,687	2,091,265
U.S. Research Enhanced Equity Fund	2,918,122	1,492,112	21,958	1,470,154

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of June 30, 2019, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$274	$—
Hedged Equity Fund	30,463	39,552
Large Cap Value Fund	20,829	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$71,623	$(42,715)
Equity Premium Income Fund	3,158	(7)
Growth and Income Fund	498	—
Hedged Equity Fund	64,453	80,038
Large Cap Growth Fund	123,326	—
Large Cap Value Fund	32,251	(19,678)
U.S. Equity Fund	30,565	—
U.S. Large Cap Core Plus Fund	84,150	—
U.S. Research Enhanced Equity Fund	17,394	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	69.6%	1	17.9%
Equity Income Fund	1	11.0	2	24.7
Equity Premium Income Fund	1	48.9	1	27.9
Growth and Income Fund	1	18.1	1	17.2
Hedged Equity Fund	—	—	3	40.2
Large Cap Growth Fund	—	—	1	20.3
Large Cap Value Fund	2	27.8	1	10.6
U.S. Equity Fund	—	—	1	11.7
U.S. Large Cap Core Plus Fund	1	16.9	1	40.8
U.S. Research Enhanced Equity Fund	1	11.4	1	15.7

As of December 31, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	37.9%	n/a
U.S. Equity Fund	n/a	29.8%
U.S. Research Enhanced Equity Fund	n/a	41.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

8. Redemptions in-kind

On February 28, 2019, certain shareholders sold Class R6 Shares of Equity Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Equity Income Fund	$54,694	*	$27,965	Redemption in-kind

*	This amount includes cash of approximately $2,919,000 associated with the redemption in-kind.

On October 21, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of approximately $17,300,000 associated with the redemption in-kind.

9. Subscription in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

10. Subsequent Event

At a meeting held on February 11, 2020, the Board of JPM I approved the conversion of the U.S. Research Enhanced Equity Fund’s Class L Shares into the U.S. Research Enhanced Equity Fund’s Class I Shares. Beginning July 3, 2020, Class L Shares of U.S. Research Enhanced Equity Fund will no longer be available for purchase. In connection with this share class conversion, effective July 3, 2020, the contractual expense waivers in effect for Class I Shares of the U.S. Research Enhanced Equity Fund will be extended such that they will remain in effect through July 2, 2022, at which time it will be determined whether such waivers will be renewed or revised.

120	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,093.00	$5.79	1.10%
Hypothetical	1,000.00	1,019.61	5.58	1.10
Class C
Actual	1,000.00	1,090.00	8.41	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class I
Actual	1,000.00	1,094.50	4.48	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	1,095.50	3.16	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	1,091.50	5.15	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class C
Actual	1,000.00	1,088.40	7.72	1.47
Hypothetical	1,000.00	1,017.75	7.46	1.47
Class I
Actual	1,000.00	1,093.50	3.74	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71
Class R2
Actual	1,000.00	1,090.00	6.46	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual	$1,000.00	$1,091.70	$5.10	0.97%
Hypothetical	1,000.00	1,020.26	4.93	0.97
Class R4
Actual	1,000.00	1,093.00	3.79	0.72
Hypothetical	1,000.00	1,021.52	3.66	0.72
Class R5
Actual	1,000.00	1,093.60	2.95	0.56
Hypothetical	1,000.00	1,022.32	2.85	0.56
Class R6
Actual	1,000.00	1,094.80	2.42	0.46
Hypothetical	1,000.00	1,022.82	2.34	0.46

JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,059.40	4.40	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,056.60	6.98	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,060.40	3.11	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R5
Actual	1,000.00	1,061.20	2.33	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,061.70	1.81	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	1,110.20	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,107.40	7.63	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,111.70	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,108.70	6.31	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,110.20	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,111.50	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,112.40	2.87	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,112.90	2.34	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

122	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity Fund
Class A
Actual	$1,000.00	$1,052.70	$4.39	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,050.40	6.96	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,054.20	3.05	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R5
Actual	1,000.00	1,054.80	2.32	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,055.40	1.76	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34

JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,082.10	4.92	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,079.40	7.53	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,083.30	3.61	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,080.80	6.22	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,082.10	4.92	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,083.50	3.61	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,084.00	2.83	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,084.70	2.31	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	1,106.00	4.92	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class C
Actual	1,000.00	1,103.60	7.61	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,107.90	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,104.90	6.30	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class R3
Actual	$1,000.00	$1,106.70	$4.98	0.94%
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,108.00	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,108.30	2.86	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,109.60	2.33	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,110.20	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,107.50	7.63	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,111.70	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class L
Actual	1,000.00	1,112.90	2.92	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R2
Actual	1,000.00	1,108.60	6.31	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,110.50	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,111.20	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,112.30	2.87	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,113.20	2.34	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,102.60	9.99	1.89
Hypothetical	1,000.00	1,015.63	9.58	1.89
Class C
Actual	1,000.00	1,099.80	12.61	2.39
Hypothetical	1,000.00	1,013.12	12.09	2.39
Class I
Actual	1,000.00	1,104.10	8.67	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class R2
Actual	1,000.00	1,100.90	11.83	2.24
Hypothetical	1,000.00	1,013.88	11.34	2.24

124	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R5
Actual	$1,000.00	$1,104.40	$8.41	1.59%
Hypothetical	1,000.00	1,017.14	8.06	1.59
Class R6
Actual	1,000.00	1,104.50	7.88	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,111.40	3.18	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class I
Actual	1,000.00	1,112.70	1.86	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class L
Actual	1,000.00	1,112.50	1.86	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R6
Actual	1,000.00	1,113.40	1.33	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of Funds with at least two years of performance history as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

126	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

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(Unaudited) (continued)

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Equity Premium Income Fund, Growth and Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, second and third quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, second and first quintiles based upon the Peer Group, and in the first quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted the performance of the Equity Premium Income Fund since its inception on August 31, 2018 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, and in the second, second and first

128	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group, and in the second and first quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the first quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, first and second quintiles based upon the Peer Group, and in the first quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, second and second quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Value Fund’s performance for Class A shares was in the fourth, second and first quintiles based upon the Peer Group, and in the fifth, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fifth, second and first quintiles based upon the Universe, for the one, three, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the fifth, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third, third and second quintiles based upon both the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, third and second quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the third, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for each of the

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A and Class I shares was in the third quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. In addition, for the Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, the Trustees noted the reduction to the Funds’ contractual advisory fees effective August 1, 2019. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for

130	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for both Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer

Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for both Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	131

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-LCE-1219

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2019 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period. For the six months ended December 31, 2019, the S&P 500 returned 10.9% and the Bloomberg Barclays U.S. Aggregate Index returned 2.5%.

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. For the twelve month reporting period, the S&P 500 returned 10.41%.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.82%
S&P 500 Index**	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$5,278,882

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended December 31, 2019, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to those of the Benchmark.

U.S. equity markets provided positive returns for the reporting period amid lower interest rates, continued growth in corporate earnings and an easing of global trade tensions. During the reporting period, the energy sector was the sole sector detractor from performance for the Fund and the Benchmark, while the information technology and financials sectors were leading contributors to performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full replication index strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	4.5%
2.	Microsoft Corp.	4.4
3.	Amazon.com, Inc.	2.8
4.	Facebook, Inc., Class A	1.8
5.	Berkshire Hathaway, Inc., Class B	1.6
6.	JPMorgan Chase & Co.	1.6
7.	Alphabet, Inc., Class A	1.5
8.	Alphabet, Inc., Class C	1.5
9.	Johnson & Johnson	1.4
10.	Visa, Inc., Class A	1.2

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	22.9%
Health Care	14.0
Financials	12.8
Communication Services	10.3
Consumer Discretionary	9.6
Industrials	9.0
Consumer Staples	7.1
Energy	4.3
Utilities	3.3
Real Estate	2.9
Materials	2.6
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		4.86%	24.03%	10.00%	12.44%
Without Sales Charge		10.67	30.90	11.19	13.04
CLASS C SHARES	November 4, 1997
With CDSC***		9.33	29.11	10.46	12.25
Without CDSC		10.33	30.11	10.46	12.25
CLASS I SHARES	July 2, 1991	10.82	31.23	11.47	13.33
CLASS R6 SHARES	September 1, 2016	10.90	31.42	11.59	13.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.85%
S&P 1000 Index**	7.28%

Net Assets as of 12/31/2019 (In Thousands)	$949,054

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 1000 Index (the “Benchmark”) for the six months ended December31, 2019. The Fund’s security selection in the pharmaceutical and systems hardware sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the telecommunications and utilities sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Medicines Co. and Momenta Pharmaceuticals Inc. and its underweight position in GrubHub Inc. Shares of Medicines, a German pharmaceutical company, rose ahead of its acquisition by Novartis AG. Shares of Momenta Pharmaceuticals, a drug development company, rose after the company reported better-than-expected revenue for the third quarter of 2019. Shares of GrubHub, an online food-ordering business, fell after the company unveiled measures to bolster its business amid increased competition.

Leading individual detractors from relative performance included the Fund’s overweight positions in Akorn Inc., Meredith Corp. and CoreCivic Inc. Shares of Akorn, a maker of generic drugs and other health care products, fell after the company warned it may file for Chapter 11 bankruptcy. Shares of Meredith, a media company, fell after the company reported a lower revenue and an earnings loss for its fiscal fourth quarter. Shares of CoreCivic, an operator of prisons, fell amid U.S. Congressional scrutiny of private prison operators.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Molina Healthcare, Inc.	0.6%
2.	UGI Corp.	0.6
3.	Arrow Electronics, Inc.	0.6
4.	Reliance Steel & Aluminum Co.	0.6
5.	Perspecta, Inc.	0.5
6.	American Financial Group, Inc.	0.5
7.	Tyler Technologies, Inc.	0.5
8.	ITT, Inc.	0.5
9.	Alleghany Corp.	0.5
10.	Camden Property Trust	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	15.7%
Industrials	15.4
Financials	14.8
Health Care	11.4
Consumer Discretionary	10.7
Real Estate	9.5
Materials	5.6
Utilities	3.5
Energy	2.7
Consumer Staples	2.6
Communication Services	1.9
Short-Term Investments	6.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class A SHARES	July 31, 1998
With Sales Charge**		1.97%	17.78%	6.92%	11.47%
Without Sales Charge		7.65	24.25	8.07	12.07
Class C SHARES	March 22, 1999
With CDSC**		6.48	22.67	7.45	11.37
Without CDSC		7.48	23.67	7.45	11.37
CLASS I SHARES	July 31, 1998	7.85	24.57	8.34	12.35
CLASS R2 SHARES	November 3, 2008	7.49	23.70	7.78	11.75
CLASS R6 SHARES	October 1, 2018	7.91	24.61	8.36	12.36

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 2.4%

Arconic, Inc.	76	2,342

Boeing Co. (The)	105	34,220

General Dynamics Corp.	46	8,120

Huntington Ingalls Industries, Inc.	8	2,016

L3Harris Technologies, Inc.	43	8,594

Lockheed Martin Corp.	49	18,990

Northrop Grumman Corp.	31	10,593

Raytheon Co.	55	12,023

Textron, Inc.	45	2,000

TransDigm Group, Inc.	10	5,480

United Technologies Corp.	159	23,873

		128,251

Air Freight & Logistics — 0.5%

CH Robinson Worldwide, Inc.	27	2,078

Expeditors International of Washington, Inc.	33	2,611

FedEx Corp.	47	7,131

United Parcel Service, Inc., Class B	138	16,117

		27,937

Airlines — 0.4%

Alaska Air Group, Inc.	24	1,640

American Airlines Group, Inc. (a)	77	2,197

Delta Air Lines, Inc.	113	6,614

Southwest Airlines Co.	93	5,023

United Airlines Holdings, Inc. *	43	3,766

		19,240

Auto Components — 0.1%

Aptiv plc	50	4,764

BorgWarner, Inc.	41	1,760

		6,524

Automobiles — 0.3%

Ford Motor Co.	765	7,115

General Motors Co.	247	9,042

Harley-Davidson, Inc.	30	1,127

		17,284

Banks — 5.6%

Bank of America Corp.	1,591	56,021

Citigroup, Inc.	429	34,269

Citizens Financial Group, Inc.	85	3,469

Comerica, Inc.	28	2,032

Fifth Third Bancorp	139	4,286

First Republic Bank	33	3,889

Huntington Bancshares, Inc.	203	3,060

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

JPMorgan Chase & Co. (b)	616	85,906

KeyCorp	194	3,917

M&T Bank Corp.	26	4,390

People’s United Financial, Inc.	87	1,475

PNC Financial Services Group, Inc. (The)	86	13,743

Regions Financial Corp.	190	3,252

SVB Financial Group *	10	2,543

Truist Financial Corp.	263	14,840

US Bancorp	279	16,557

Wells Fargo & Co.	756	40,683

Zions Bancorp NA	33	1,739

		296,071

Beverages — 1.8%

Brown-Forman Corp., Class B	36	2,420

Coca-Cola Co. (The)	758	41,935

Constellation Brands, Inc., Class A	33	6,245

Molson Coors Brewing Co., Class B	37	1,989

Monster Beverage Corp. *	75	4,767

PepsiCo, Inc.	274	37,444

		94,800

Biotechnology — 2.0%

AbbVie, Inc.	291	25,726

Alexion Pharmaceuticals, Inc. *	43	4,702

Amgen, Inc.	117	28,144

Biogen, Inc. *	35	10,520

Gilead Sciences, Inc.	249	16,152

Incyte Corp. *	35	3,067

Regeneron Pharmaceuticals, Inc. *	16	5,893

Vertex Pharmaceuticals, Inc. *	51	11,063

		105,267

Building Products — 0.3%

Allegion plc	18	2,274

AO Smith Corp.	27	1,283

Fortune Brands Home & Security, Inc.	27	1,786

Johnson Controls International plc	152	6,170

Masco Corp.	56	2,679

		14,192

Capital Markets — 2.7%

Ameriprise Financial, Inc.	25	4,147

Bank of New York Mellon Corp. (The)	165	8,299

BlackRock, Inc.	23	11,648

Cboe Global Markets, Inc.	22	2,614

Charles Schwab Corp. (The)	225	10,683

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Capital Markets — continued

CME Group, Inc.	70	14,133

E*TRADE Financial Corp.	44	2,014

Franklin Resources, Inc.	55	1,424

Goldman Sachs Group, Inc. (The)	63	14,397

Intercontinental Exchange, Inc.	109	10,126

Invesco Ltd.	73	1,315

MarketAxess Holdings, Inc.	7	2,825

Moody’s Corp.	32	7,574

Morgan Stanley	242	12,355

MSCI, Inc.	17	4,297

Nasdaq, Inc.	23	2,414

Northern Trust Corp.	42	4,423

Raymond James Financial, Inc.	24	2,170

S&P Global, Inc.	48	13,111

State Street Corp.	71	5,651

T. Rowe Price Group, Inc.	46	5,594

		141,214

Chemicals — 1.9%

Air Products & Chemicals, Inc.	43	10,178

Albemarle Corp. (a)	21	1,522

Celanese Corp.	24	2,924

CF Industries Holdings, Inc.	43	2,039

Corteva, Inc.	147	4,347

Dow, Inc. (a)	146	7,973

DuPont de Nemours, Inc.	146	9,344

Eastman Chemical Co.	27	2,118

Ecolab, Inc.	49	9,509

FMC Corp.	25	2,542

International Flavors & Fragrances, Inc. (a)	21	2,707

Linde plc (United Kingdom)	106	22,470

LyondellBasell Industries NV, Class A	50	4,766

Mosaic Co. (The)	69	1,487

PPG Industries, Inc.	46	6,202

Sherwin-Williams Co. (The)	16	9,419

		99,547

Commercial Services & Supplies — 0.4%

Cintas Corp.	16	4,432

Copart, Inc. *	40	3,655

Republic Services, Inc.	41	3,709

Rollins, Inc.	28	918

Waste Management, Inc.	77	8,739

		21,453

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 1.0%

Arista Networks, Inc. * (a)	11	2,168

Cisco Systems, Inc.	834	39,975

F5 Networks, Inc. *	12	1,668

Juniper Networks, Inc.	66	1,620

Motorola Solutions, Inc.	34	5,425

		50,856

Construction & Engineering — 0.1%

Jacobs Engineering Group, Inc.	27	2,392

Quanta Services, Inc.	28	1,138

		3,530

Construction Materials — 0.1%

Martin Marietta Materials, Inc.	12	3,434

Vulcan Materials Co.	26	3,744

		7,178

Consumer Finance — 0.7%

American Express Co.	132	16,412

Capital One Financial Corp. (a)	92	9,417

Discover Financial Services	62	5,224

Synchrony Financial	117	4,206

		35,259

Containers & Packaging — 0.4%

Amcor plc (a)	318	3,451

Avery Dennison Corp.	16	2,146

Ball Corp.	64	4,157

International Paper Co.	77	3,548

Packaging Corp. of America	19	2,083

Sealed Air Corp.	30	1,209

Westrock Co.	51	2,174

		18,768

Distributors — 0.1%

Genuine Parts Co.	29	3,032

LKQ Corp. *	60	2,150

		5,182

Diversified Consumer Services — 0.0% (c)

H&R Block, Inc.	38	901

Diversified Financial Services — 1.6%

Berkshire Hathaway, Inc., Class B *	384	87,048

Diversified Telecommunication Services — 2.1%

AT&T, Inc.	1,435	56,091

CenturyLink, Inc.	193	2,547

Verizon Communications, Inc.	813	49,893

		108,531

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.0%

Alliant Energy Corp.	47	2,584

American Electric Power Co., Inc.	97	9,172

Duke Energy Corp.	143	13,065

Edison International	70	5,313

Entergy Corp.	39	4,686

Evergy, Inc.	45	2,915

Eversource Energy	64	5,412

Exelon Corp.	191	8,708

FirstEnergy Corp. (a)	106	5,159

NextEra Energy, Inc.	96	23,256

Pinnacle West Capital Corp.	22	1,986

PPL Corp.	142	5,097

Southern Co. (The)	206	13,126

Xcel Energy, Inc.	103	6,541

		107,020

Electrical Equipment — 0.5%

AMETEK, Inc.	45	4,480

Eaton Corp. plc	81	7,694

Emerson Electric Co.	120	9,127

Rockwell Automation, Inc.	23	4,601

		25,902

Electronic Equipment, Instruments & Components — 0.6%

Amphenol Corp., Class A	58	6,305

CDW Corp.	28	4,032

Corning, Inc. (a)	151	4,399

FLIR Systems, Inc.	26	1,373

IPG Photonics Corp. *	7	1,012

Keysight Technologies, Inc. *	37	3,783

TE Connectivity Ltd.	66	6,298

Zebra Technologies Corp., Class A *	11	2,706

		29,908

Energy Equipment & Services — 0.4%

Baker Hughes Co.	128	3,273

Halliburton Co. (a)	172	4,220

Helmerich & Payne, Inc.	21	968

National Oilwell Varco, Inc.	76	1,899

Schlumberger Ltd.	272	10,935

TechnipFMC plc (United Kingdom)	83	1,770

		23,065

Entertainment — 1.9%

Activision Blizzard, Inc.	151	8,969

Electronic Arts, Inc. *	57	6,168

Live Nation Entertainment, Inc. *	28	1,979

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — continued

Netflix, Inc. *	86	27,862

Take-Two Interactive Software, Inc. *	22	2,722

Walt Disney Co. (The)	354	51,218

		98,918

Equity Real Estate Investment Trusts (REITs) — 2.8%

Alexandria Real Estate Equities, Inc.	23	3,656

American Tower Corp.	87	20,001

Apartment Investment & Management Co., Class A	29	1,511

AvalonBay Communities, Inc.	27	5,754

Boston Properties, Inc.	28	3,895

Crown Castle International Corp.	82	11,612

Digital Realty Trust, Inc. (a)	41	4,910

Duke Realty Corp.	72	2,504

Equinix, Inc.	17	9,780

Equity Residential	69	5,550

Essex Property Trust, Inc.	13	3,906

Extra Space Storage, Inc.	25	2,688

Federal Realty Investment Trust	14	1,776

Healthpeak Properties, Inc.	97	3,352

Host Hotels & Resorts, Inc. (a)	141	2,614

Iron Mountain, Inc.	56	1,798

Kimco Realty Corp.	83	1,718

Mid-America Apartment Communities, Inc.	22	2,955

Prologis, Inc.	124	11,064

Public Storage	30	6,286

Realty Income Corp.	64	4,715

Regency Centers Corp.	33	2,077

SBA Communications Corp.	22	5,332

Simon Property Group, Inc.	60	8,981

SL Green Realty Corp.	16	1,472

UDR, Inc.	58	2,689

Ventas, Inc.	73	4,229

Vornado Realty Trust	31	2,070

Welltower, Inc.	80	6,520

Weyerhaeuser Co.	146	4,421

		149,836

Food & Staples Retailing — 1.5%

Costco Wholesale Corp.	87	25,513

Kroger Co. (The)	158	4,568

Sysco Corp.	100	8,575

Walgreens Boots Alliance, Inc.	147	8,685

Walmart, Inc.	279	33,123

		80,464

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 1.1%

Archer-Daniels-Midland Co.	109	5,070

Campbell Soup Co. (a)	33	1,640

Conagra Brands, Inc.	96	3,274

General Mills, Inc.	119	6,360

Hershey Co. (The)	29	4,283

Hormel Foods Corp. (a)	55	2,464

JM Smucker Co. (The)	22	2,334

Kellogg Co.	49	3,383

Kraft Heinz Co. (The)	122	3,932

Lamb Weston Holdings, Inc.	29	2,469

McCormick & Co., Inc. (Non-Voting) (a)	24	4,121

Mondelez International, Inc., Class A	283	15,582

Tyson Foods, Inc., Class A	58	5,280

		60,192

Gas Utilities — 0.0% (c)

Atmos Energy Corp.	23	2,623

Health Care Equipment & Supplies — 3.6%

Abbott Laboratories	347	30,163

ABIOMED, Inc. *	9	1,513

Align Technology, Inc. *	14	3,932

Baxter International, Inc.	100	8,388

Becton Dickinson and Co.	53	14,453

Boston Scientific Corp. *	274	12,384

Cooper Cos., Inc. (The)	10	3,129

Danaher Corp.	126	19,278

Dentsply Sirona, Inc.	44	2,473

Edwards Lifesciences Corp. *	41	9,560

Hologic, Inc. *	53	2,751

IDEXX Laboratories, Inc. *	17	4,401

Intuitive Surgical, Inc. *	23	13,424

Medtronic plc	263	29,878

ResMed, Inc.	28	4,378

STERIS plc	17	2,539

Stryker Corp.	63	13,281

Teleflex, Inc.	9	3,424

Varian Medical Systems, Inc. *	18	2,536

Zimmer Biomet Holdings, Inc.	40	6,049

		187,934

Health Care Providers & Services — 2.9%

AmerisourceBergen Corp.	30	2,511

Anthem, Inc.	50	15,047

Cardinal Health, Inc. (a)	57	2,907

Centene Corp. *	81	5,111

Cigna Corp.	73	15,003

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

CVS Health Corp.	256	18,989

DaVita, Inc. *	18	1,322

HCA Healthcare, Inc.	52	7,683

Henry Schein, Inc. *	29	1,924

Humana, Inc.	26	9,537

Laboratory Corp. of America Holdings *	19	3,227

McKesson Corp.	35	4,897

Quest Diagnostics, Inc.	26	2,826

UnitedHealth Group, Inc.	186	54,724

Universal Health Services, Inc., Class B	16	2,264

WellCare Health Plans, Inc. *	10	3,264

		151,236

Health Care Technology — 0.1%

Cerner Corp.	62	4,529

Hotels, Restaurants & Leisure — 1.9%

Carnival Corp.	79	4,000

Chipotle Mexican Grill, Inc. *	5	4,206

Darden Restaurants, Inc.	24	2,626

Hilton Worldwide Holdings, Inc.	55	6,149

Las Vegas Sands Corp.	66	4,584

Marriott International, Inc., Class A (a)	53	8,074

McDonald’s Corp.	148	29,240

MGM Resorts International	101	3,366

Norwegian Cruise Line Holdings Ltd. *	42	2,442

Royal Caribbean Cruises Ltd.	34	4,509

Starbucks Corp.	232	20,401

Wynn Resorts Ltd.	19	2,636

Yum! Brands, Inc.	59	5,986

		98,219

Household Durables — 0.4%

DR Horton, Inc.	66	3,475

Garmin Ltd.	28	2,770

Leggett & Platt, Inc.	26	1,314

Lennar Corp., Class A	55	3,068

Mohawk Industries, Inc. *	12	1,593

Newell Brands, Inc.	75	1,439

NVR, Inc. *	1	2,597

PulteGroup, Inc.	50	1,942

Whirlpool Corp.	12	1,832

		20,030

Household Products — 1.7%

Church & Dwight Co., Inc.	48	3,391

Clorox Co. (The)	25	3,786

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Products — continued

Colgate-Palmolive Co.	168	11,592

Kimberly-Clark Corp.	67	9,265

Procter & Gamble Co. (The)	490	61,199

		89,233

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp.	130	2,596

NRG Energy, Inc.	49	1,965

		4,561

Industrial Conglomerates — 1.3%

3M Co. (a)	113	19,933

General Electric Co.	1,716	19,150

Honeywell International, Inc.	140	24,849

Roper Technologies, Inc.	20	7,242

		71,174

Insurance — 2.3%

Aflac, Inc. (a)	144	7,629

Allstate Corp. (The)	64	7,158

American International Group, Inc.	171	8,774

Aon plc	46	9,582

Arthur J Gallagher & Co.	37	3,490

Assurant, Inc.	12	1,562

Chubb Ltd.	89	13,861

Cincinnati Financial Corp.	30	3,139

Everest Re Group Ltd.	8	2,218

Globe Life, Inc.	20	2,060

Hartford Financial Services Group, Inc. (The)	71	4,303

Lincoln National Corp.	39	2,300

Loews Corp.	50	2,638

Marsh & McLennan Cos., Inc.	99	11,047

MetLife, Inc.	154	7,828

Principal Financial Group, Inc.	51	2,791

Progressive Corp. (The)	115	8,315

Prudential Financial, Inc.	79	7,404

Travelers Cos., Inc. (The)	51	6,945

Unum Group	41	1,182

Willis Towers Watson plc	25	5,101

WR Berkley Corp.	29	1,970

		121,297

Interactive Media & Services — 4.9%

Alphabet, Inc., Class A *	59	78,851

Alphabet, Inc., Class C *	59	78,517

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — continued

Facebook, Inc., Class A *	473	97,046

Twitter, Inc. *	153	4,889

		259,303

Internet & Direct Marketing Retail — 3.3%

Amazon.com, Inc. *	82	151,203

Booking Holdings, Inc. *	8	16,890

eBay, Inc.	150	5,426

Expedia Group, Inc.	27	2,969

		176,488

IT Services — 5.4%

Accenture plc, Class A	125	26,274

Akamai Technologies, Inc. *	32	2,743

Alliance Data Systems Corp.	8	904

Automatic Data Processing, Inc.	85	14,495

Broadridge Financial Solutions, Inc.	23	2,783

Cognizant Technology Solutions Corp., Class A	108	6,673

DXC Technology Co.	50	1,891

Fidelity National Information Services, Inc.	121	16,796

Fiserv, Inc. *	112	12,975

FleetCor Technologies, Inc. *	17	4,906

Gartner, Inc. * (a)	18	2,709

Global Payments, Inc.	59	10,780

International Business Machines Corp.	174	23,324

Jack Henry & Associates, Inc.	15	2,202

Leidos Holdings, Inc.	26	2,559

Mastercard, Inc., Class A	174	52,080

Paychex, Inc.	63	5,324

PayPal Holdings, Inc. *	231	24,955

VeriSign, Inc. *	20	3,911

Visa, Inc., Class A	336	63,198

Western Union Co. (The) (a)	82	2,206

		283,688

Leisure Products — 0.1%

Hasbro, Inc.	25	2,641

Life Sciences Tools & Services — 1.0%

Agilent Technologies, Inc.	61	5,187

Illumina, Inc. *	29	9,581

IQVIA Holdings, Inc. *	35	5,478

Mettler-Toledo International, Inc. * (a)	5	3,796

PerkinElmer, Inc.	22	2,120

Thermo Fisher Scientific, Inc.	79	25,595

Waters Corp. *	13	2,958

		54,715

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 1.6%

Caterpillar, Inc.	109	16,036

Cummins, Inc.	30	5,387

Deere & Co.	62	10,719

Dover Corp.	29	3,290

Flowserve Corp. (a)	26	1,280

Fortive Corp.	58	4,435

IDEX Corp.	15	2,570

Illinois Tool Works, Inc.	57	10,323

Ingersoll-Rand plc	47	6,257

PACCAR, Inc.	68	5,375

Parker-Hannifin Corp.	25	5,195

Pentair plc	33	1,515

Snap-on, Inc.	11	1,825

Stanley Black & Decker, Inc.	30	4,950

Westinghouse Air Brake Technologies Corp. (a)	36	2,784

Xylem, Inc. (a)	35	2,788

		84,729

Media — 1.4%

Charter Communications, Inc., Class A *	31	14,944

Comcast Corp., Class A	892	40,112

Discovery, Inc., Class A * (a)	31	1,017

Discovery, Inc., Class C *	66	2,009

DISH Network Corp., Class A *	50	1,784

Fox Corp., Class A	70	2,582

Fox Corp., Class B	32	1,161

Interpublic Group of Cos., Inc. (The) (a)	76	1,760

News Corp., Class A	76	1,080

News Corp., Class B	24	347

Omnicom Group, Inc.	43	3,466

ViacomCBS, Inc.	106	4,456

		74,718

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	285	3,740

Newmont Goldcorp Corp.	161	6,999

Nucor Corp.	60	3,353

		14,092

Multiline Retail — 0.5%

Dollar General Corp.	50	7,803

Dollar Tree, Inc. *	46	4,373

Kohl’s Corp. (a)	31	1,567

Macy’s, Inc. (a)	61	1,032

Nordstrom, Inc.	21	862

Target Corp.	100	12,765

		28,402

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.1%

Ameren Corp.	48	3,712

CenterPoint Energy, Inc.	99	2,691

CMS Energy Corp.	56	3,505

Consolidated Edison, Inc.	65	5,909

Dominion Energy, Inc.	162	13,394

DTE Energy Co.	38	4,902

NiSource, Inc.	73	2,043

Public Service Enterprise Group, Inc.	99	5,867

Sempra Energy	55	8,390

WEC Energy Group, Inc.	62	5,716

		56,129

Oil, Gas & Consumable Fuels — 3.9%

Apache Corp.	74	1,891

Cabot Oil & Gas Corp.	80	1,395

Chevron Corp.	372	44,771

Cimarex Energy Co.	20	1,050

Concho Resources, Inc.	39	3,459

ConocoPhillips	216	14,020

Devon Energy Corp.	76	1,975

Diamondback Energy, Inc.	32	2,940

EOG Resources, Inc.	114	9,574

Exxon Mobil Corp.	831	58,010

Hess Corp.	51	3,400

HollyFrontier Corp.	29	1,479

Kinder Morgan, Inc.	383	8,102

Marathon Oil Corp.	157	2,134

Marathon Petroleum Corp.	128	7,687

Noble Energy, Inc.	94	2,334

Occidental Petroleum Corp.	176	7,233

ONEOK, Inc.	81	6,142

Phillips 66	87	9,727

Pioneer Natural Resources Co.	33	4,926

Valero Energy Corp.	81	7,556

Williams Cos., Inc. (The)	238	5,649

		205,454

Personal Products — 0.2%

Coty, Inc., Class A (a)	58	653

Estee Lauder Cos., Inc. (The), Class A	44	9,032

		9,685

Pharmaceuticals — 4.6%

Allergan plc	64	12,330

Bristol-Myers Squibb Co.	461	29,565

Eli Lilly & Co.	166	21,818

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Johnson & Johnson	517	75,430

Merck & Co., Inc.	500	45,496

Mylan NV * (a)	101	2,038

Perrigo Co. plc	27	1,382

Pfizer, Inc.	1,087	42,602

Zoetis, Inc.	94	12,386

		243,047

Professional Services — 0.3%

Equifax, Inc.	24	3,333

IHS Markit Ltd. *	79	5,937

Nielsen Holdings plc	70	1,419

Robert Half International, Inc.	23	1,459

Verisk Analytics, Inc.	32	4,808

		16,956

Real Estate Management & Development — 0.1%

CBRE Group, Inc., Class A *	66	4,031

Road & Rail — 1.0%

CSX Corp.	153	11,056

JB Hunt Transport Services, Inc.	17	1,956

Kansas City Southern	19	2,983

Norfolk Southern Corp.	51	9,946

Old Dominion Freight Line, Inc.	13	2,381

Union Pacific Corp.	136	24,659

		52,981

Semiconductors & Semiconductor Equipment — 4.2%

Advanced Micro Devices, Inc. *	219	10,034

Analog Devices, Inc.	72	8,600

Applied Materials, Inc.	181	11,079

Broadcom, Inc.	78	24,630

Intel Corp.	855	51,153

KLA Corp.	31	5,524

Lam Research Corp.	29	8,335

Maxim Integrated Products, Inc.	53	3,270

Microchip Technology, Inc. (a)	47	4,917

Micron Technology, Inc. *	218	11,698

NVIDIA Corp.	120	28,294

Qorvo, Inc. *	23	2,653

QUALCOMM, Inc.	224	19,794

Skyworks Solutions, Inc.	33	4,046

Texas Instruments, Inc.	184	23,562

Xilinx, Inc.	49	4,830

		222,419

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 7.0%

Adobe, Inc. *	95	31,369

ANSYS, Inc. *	17	4,328

Autodesk, Inc. *	43	7,931

Cadence Design Systems, Inc. *	55	3,824

Citrix Systems, Inc. (a)	24	2,667

Fortinet, Inc. *	28	2,978

Intuit, Inc.	51	13,396

Microsoft Corp.	1,499	236,376

NortonLifeLock, Inc.	113	2,875

Oracle Corp.	426	22,552

salesforce.com, Inc. *	174	28,344

ServiceNow, Inc. *	37	10,462

Synopsys, Inc. *	30	4,112

		371,214

Specialty Retail — 2.2%

Advance Auto Parts, Inc.	14	2,180

AutoZone, Inc. *	5	5,578

Best Buy Co., Inc.	45	3,929

CarMax, Inc. * (a)	32	2,832

Gap, Inc. (The)	42	739

Home Depot, Inc. (The)	214	46,804

L Brands, Inc. (a)	46	827

Lowe’s Cos., Inc.	151	18,035

O’Reilly Automotive, Inc. *	15	6,515

Ross Stores, Inc.	71	8,274

Tiffany & Co.	21	2,835

TJX Cos., Inc. (The)	238	14,548

Tractor Supply Co.	23	2,173

Ulta Beauty, Inc. *	11	2,843

		118,112

Technology Hardware, Storage & Peripherals — 5.0%

Apple, Inc.	821	240,977

Hewlett Packard Enterprise Co.	254	4,032

HP, Inc.	291	5,984

NetApp, Inc.	45	2,791

Seagate Technology plc (a)	45	2,703

Western Digital Corp. (a)	58	3,709

Xerox Holdings Corp.	37	1,347

		261,543

Textiles, Apparel & Luxury Goods — 0.7%

Capri Holdings Ltd. *	30	1,137

Hanesbrands, Inc.	71	1,055

NIKE, Inc., Class B	245	24,802

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

PVH Corp.	15	1,532

Ralph Lauren Corp.	10	1,145

Tapestry, Inc.	54	1,462

Under Armour, Inc., Class A * (a)	37	799

Under Armour, Inc., Class C *	38	733

VF Corp.	64	6,413

		39,078

Tobacco — 0.8%

Altria Group, Inc.	367	18,319

Philip Morris International, Inc.	306	26,012

		44,331

Trading Companies & Distributors — 0.2%

Fastenal Co. (a)	113	4,164

United Rentals, Inc. *	15	2,463

WW Grainger, Inc.	9	2,902

		9,529

Water Utilities — 0.1%

American Water Works Co., Inc. (a)	36	4,363

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. *	62	4,878

Total Common Stocks (Cost $3,070,841)		5,257,700

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.2%

Investment Companies — 0.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (d) (e) (Cost $27,955)	27,955	27,955

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (d) (e)	26,011	26,014

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (d) (e)	11,360	11,360

Total Investment of Cash Collateral from Securities Loaned (Cost $37,374)		37,374

Total Short-Term Investments (Cost $65,329)		65,329

Total Investments — 100.8% (Cost $3,136,170)		5,323,029
Liabilities in Excess of Other Assets — (0.8)%		(44,147)

NET ASSETS — 100.0%		5,278,882

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $36,535,000.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 E-Mini Index	184	03/2020	USD	29,734	736

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 1.4%

Aerojet Rocketdyne Holdings, Inc. *	25	1,141

Axon Enterprise, Inc. *	20	1,429

Curtiss-Wright Corp.	32	4,480

Moog, Inc., Class A (a)	19	1,586

Teledyne Technologies, Inc. *	12	4,124

Triumph Group, Inc.	15	379

		13,139

Air Freight & Logistics — 0.7%

Echo Global Logistics, Inc. *	9	193

Forward Air Corp.	10	720

Hub Group, Inc., Class A *	58	2,957

XPO Logistics, Inc. * (a)	33	2,662

		6,532

Airlines — 0.7%

Allegiant Travel Co.	4	714

Hawaiian Holdings, Inc.	18	521

JetBlue Airways Corp. *	170	3,188

SkyWest, Inc.	28	1,797

		6,220

Auto Components — 0.9%

Adient plc * (a)	32	672

American Axle & Manufacturing Holdings, Inc. *	46	495

Cooper Tire & Rubber Co. (a)	17	494

Dana, Inc.	134	2,446

Delphi Technologies plc *	33	427

Garrett Motion, Inc. (Switzerland) *	28	280

Gentex Corp.	89	2,568

Goodyear Tire & Rubber Co. (The)	85	1,322

		8,704

Automobiles — 0.3%

Thor Industries, Inc. (a)	30	2,232

Winnebago Industries, Inc. (a)	10	519

		2,751

Banks — 7.8%

Ameris Bancorp	11	447

Associated Banc-Corp.	118	2,596

BancorpSouth Bank	35	1,088

Bank OZK (a)	41	1,242

Banner Corp.	47	2,661

Berkshire Hills Bancorp, Inc.	48	1,591

Boston Private Financial Holdings, Inc.	25	297

Brookline Bancorp, Inc.	23	384

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Cathay General Bancorp	25	968

Columbia Banking System, Inc. (a)	20	820

Commerce Bancshares, Inc. (a)	37	2,481

Cullen/Frost Bankers, Inc. (a)	20	1,995

Customers Bancorp, Inc. *	102	2,424

Dime Community Bancshares, Inc.	24	499

East West Bancorp, Inc.	96	4,673

First BanCorp (Puerto Rico)	242	2,560

First Commonwealth Financial Corp.	35	511

First Financial Bancorp (a)	16	395

First Horizon National Corp. (a)	248	4,114

First Midwest Bancorp, Inc.	119	2,740

FNB Corp.	106	1,347

Fulton Financial Corp. (a)	66	1,155

Hancock Whitney Corp.	69	3,045

Hanmi Financial Corp.	45	897

International Bancshares Corp.	18	754

NBT Bancorp, Inc. (a)	11	447

OFG Bancorp (Puerto Rico)	17	401

Opus Bank	6	166

Pacific Premier Bancorp, Inc. (a)	74	2,400

PacWest Bancorp	40	1,527

Pinnacle Financial Partners, Inc.	24	1,539

Prosperity Bancshares, Inc.	6	452

Signature Bank	34	4,576

Sterling Bancorp	72	1,507

Synovus Financial Corp.	54	2,129

TCF Financial Corp.	95	4,434

Texas Capital Bancshares, Inc. *	17	948

Trustmark Corp. (a)	21	715

UMB Financial Corp. (a)	12	803

Umpqua Holdings Corp.	75	1,324

United Community Banks, Inc.	89	2,763

Valley National Bancorp (a)	108	1,235

Veritex Holdings, Inc.	6	181

Webster Financial Corp.	31	1,633

Wintrust Financial Corp.	44	3,121

		73,985

Beverages — 0.3%

Boston Beer Co., Inc. (The), Class A * (a)	3	1,209

Coca-Cola Consolidated, Inc.(a)	7	1,988

		3,197

Biotechnology — 1.9%

Acorda Therapeutics, Inc. *	45	91

Arrowhead Pharmaceuticals, Inc. * (a)	62	3,926

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Eagle Pharmaceuticals, Inc. *	43	2,589

Emergent BioSolutions, Inc. *	6	308

Medicines Co. (The) *	11	917

Momenta Pharmaceuticals, Inc. *	153	3,027

Myriad Genetics, Inc. *	22	594

REGENXBIO, Inc. *	64	2,638

Spectrum Pharmaceuticals, Inc. *	123	449

United Therapeutics Corp. *	39	3,450

		17,989

Building Products — 1.0%

American Woodmark Corp. *	5	544

Apogee Enterprises, Inc.	9	299

Gibraltar Industries, Inc. *	21	1,039

Insteel Industries, Inc.	7	144

Lennox International, Inc.	8	1,966

Owens Corning	37	2,383

Patrick Industries, Inc.	9	461

PGT Innovations, Inc. *	15	216

Quanex Building Products Corp.	33	562

Universal Forest Products, Inc.	49	2,316

		9,930

Capital Markets — 2.1%

Blucora, Inc. *	40	1,053

Donnelley Financial Solutions, Inc. *	8	88

Eaton Vance Corp.	40	1,849

Evercore, Inc., Class A	14	1,017

FactSet Research Systems, Inc.	13	3,461

Federated Investors, Inc., Class B	33	1,072

INTL. FCStone, Inc. *	5	259

Janus Henderson Group plc (United Kingdom)	53	1,295

Legg Mason, Inc.	89	3,182

Piper Jaffray Cos.	5	408

SEI Investments Co.	44	2,904

Stifel Financial Corp.	49	2,998

		19,586

Chemicals — 2.4%

AdvanSix, Inc. *	8	160

Ashland Global Holdings, Inc.	21	1,621

Cabot Corp.	29	1,385

FutureFuel Corp.	109	1,352

Hawkins, Inc.	3	147

HB Fuller Co. (a)	17	897

Ingevity Corp. *	14	1,197

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Innophos Holdings, Inc.	7	217

Innospec, Inc.	14	1,396

Koppers Holdings, Inc. *	40	1,510

Kraton Corp. *	20	514

Minerals Technologies, Inc.	12	700

NewMarket Corp.	2	1,070

PolyOne Corp.	27	1,001

RPM International, Inc.	52	4,006

Scotts Miracle-Gro Co. (The)	14	1,455

Stepan Co.	22	2,261

Trinseo SA	14	506

Valvoline, Inc.	65	1,396

		22,791

Commercial Services & Supplies — 1.3%

ABM Industries, Inc.	23	852

Brady Corp., Class A	18	1,013

Brink’s Co. (The)	16	1,487

Clean Harbors, Inc. *	18	1,509

Herman Miller, Inc.	33	1,356

HNI Corp.	18	673

Interface, Inc.	21	347

MSA Safety, Inc.	10	1,251

Pitney Bowes, Inc.	58	234

RR Donnelley & Sons Co.	62	244

Tetra Tech, Inc.	19	1,635

UniFirst Corp.	6	1,111

Viad Corp.	17	1,124

		12,836

Communications Equipment — 0.9%

ADTRAN, Inc.	75	743

Ciena Corp. *	33	1,404

Digi International, Inc. *	44	785

Extreme Networks, Inc. *	152	1,123

InterDigital, Inc. (a)	11	578

Lumentum Holdings, Inc. *	40	3,140

Viavi Solutions, Inc. *	73	1,089

		8,862

Construction & Engineering — 1.6%

AECOM *	97	4,199

Aegion Corp. *	9	193

Arcosa, Inc.	17	771

Comfort Systems USA, Inc.	32	1,607

EMCOR Group, Inc.	48	4,105

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction & Engineering — continued

MasTec, Inc. *	57	3,683

Valmont Industries, Inc.	7	1,048

		15,606

Construction Materials — 0.2%

Eagle Materials, Inc.	15	1,314

US Concrete, Inc. *	15	621

		1,935

Consumer Finance — 0.4%

Enova International, Inc. *	11	275

FirstCash, Inc.	15	1,218

Navient Corp.	79	1,086

SLM Corp.	142	1,265

		3,844

Containers & Packaging — 0.5%

AptarGroup, Inc.	6	670

Greif, Inc., Class A	17	765

Silgan Holdings, Inc.	72	2,238

Sonoco Products Co. (a)	20	1,209

		4,882

Distributors — 0.2%

Core-Mark Holding Co., Inc.	14	380

Pool Corp.	8	1,678

		2,058

Diversified Consumer Services — 0.5%

American Public Education, Inc. *	27	728

Career Education Corp. *	27	495

Graham Holdings Co., Class B	2	1,086

Service Corp. International	8	382

Strategic Education, Inc.	7	1,160

WW International, Inc. *	18	669

		4,520

Diversified Financial Services — 0.2%

Jefferies Financial Group, Inc.	88	1,872

Diversified Telecommunication Services — 0.2%

ATN International, Inc.	3	189

Vonage Holdings Corp. *	208	1,544

		1,733

Electric Utilities — 1.6%

ALLETE, Inc.	38	3,101

Hawaiian Electric Industries, Inc.	62	2,901

IDACORP, Inc.	40	4,279

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

OGE Energy Corp.	80	3,550

PNM Resources, Inc.	27	1,384

		15,215

Electrical Equipment — 1.4%

Acuity Brands, Inc.	13	1,780

Encore Wire Corp. (a)	43	2,491

EnerSys	15	1,125

Hubbell, Inc.	18	2,688

nVent Electric plc	55	1,412

Regal Beloit Corp.	43	3,702

		13,198

Electronic Equipment, Instruments & Components — 5.2%

Anixter International, Inc. *	10	893

Arrow Electronics, Inc. *	67	5,648

Avnet, Inc.	65	2,752

Bel Fuse, Inc., Class B	24	490

Belden, Inc.	13	694

Benchmark Electronics, Inc.	12	423

Cognex Corp. (a)	33	1,821

Coherent, Inc. *	7	1,230

ePlus, Inc. *	14	1,172

Fabrinet (Thailand) *	41	2,678

Insight Enterprises, Inc. *	23	1,582

Itron, Inc. *	22	1,864

Jabil, Inc.	87	3,608

KEMET Corp.	24	636

Littelfuse, Inc. (a)	7	1,321

Methode Electronics, Inc.	54	2,107

National Instruments Corp.	39	1,651

OSI Systems, Inc. *	6	574

Sanmina Corp. * (a)	56	1,914

ScanSource, Inc. *	30	1,097

SYNNEX Corp.	29	3,774

Tech Data Corp. *	13	1,838

Trimble, Inc. *	66	2,733

TTM Technologies, Inc. *	28	424

Vishay Intertechnology, Inc. (a)	88	1,873

Zebra Technologies Corp., Class A *	18	4,700

		49,497

Energy Equipment & Services — 0.7%

Apergy Corp. *	27	899

Archrock, Inc.	45	448

Era Group, Inc. *	29	290

Exterran Corp. *	10	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Energy Equipment & Services — continued

Helix Energy Solutions Group, Inc. *	28	270

Matrix Service Co. *	20	462

Newpark Resources, Inc. * (a)	30	186

Oceaneering International, Inc. *	35	523

Oil States International, Inc. *	21	342

Patterson-UTI Energy, Inc.	73	763

ProPetro Holding Corp. *	86	969

SEACOR Holdings, Inc. *	5	233

TETRA Technologies, Inc. *	44	85

Transocean Ltd. * (a)	169	1,161

		6,706

Entertainment — 0.7%

Cinemark Holdings, Inc. (a)	36	1,205

Live Nation Entertainment, Inc. *	58	4,179

World Wrestling Entertainment, Inc., Class A (a)	13	869

		6,253

Equity Real Estate Investment Trusts (REITs) — 9.5%

Agree Realty Corp.	18	1,235

Alexander & Baldwin, Inc.	25	516

American Assets Trust, Inc.	49	2,258

American Campus Communities, Inc.	68	3,177

Armada Hoffler Properties, Inc.	165	3,028

Brixmor Property Group, Inc.	128	2,775

Camden Property Trust	45	4,802

CareTrust REIT, Inc.	49	1,019

Chatham Lodging Trust (a)	14	249

CoreCivic, Inc.	39	683

CoreSite Realty Corp.	13	1,402

Corporate Office Properties Trust	88	2,575

Cousins Properties, Inc.	94	3,867

CyrusOne, Inc. (a)	47	3,042

DiamondRock Hospitality Co.	192	2,123

Douglas Emmett, Inc.	106	4,645

Easterly Government Properties, Inc.	23	551

EastGroup Properties, Inc.	17	2,216

EPR Properties	26	1,824

First Industrial Realty Trust, Inc.	42	1,743

Four Corners Property Trust, Inc.	58	1,629

GEO Group, Inc. (The)	42	700

Getty Realty Corp.	84	2,750

Healthcare Realty Trust, Inc. (a)	60	2,006

Highwoods Properties, Inc.	62	3,018

Independence Realty Trust, Inc.	31	438

Innovative Industrial Properties, Inc. (a)	4	288

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

JBG SMITH Properties	18	730

Kilroy Realty Corp.	30	2,488

Kite Realty Group Trust	30	582

Liberty Property Trust	70	4,209

Life Storage, Inc.	17	1,787

Medical Properties Trust, Inc.	124	2,622

National Retail Properties, Inc.	36	1,909

National Storage Affiliates Trust	35	1,173

Omega Healthcare Investors, Inc.	69	2,901

Park Hotels & Resorts, Inc.	84	2,184

Pebblebrook Hotel Trust (a)	18	487

PotlatchDeltic Corp.	21	911

PS Business Parks, Inc.	7	1,138

Rayonier, Inc.	29	950

Sabra Health Care REIT, Inc.	68	1,442

Saul Centers, Inc.	4	200

Senior Housing Properties Trust	35	295

Service Properties Trust	57	1,383

Spirit Realty Capital, Inc. (a)	70	3,452

Summit Hotel Properties, Inc.	35	429

Uniti Group, Inc. (a)	17	143

Urban Edge Properties	56	1,072

Urstadt Biddle Properties, Inc., Class A	11	261

Weingarten Realty Investors	59	1,855

Xenia Hotels & Resorts, Inc. (a)	38	823

		89,985

Food & Staples Retailing — 0.5%

BJ’s Wholesale Club Holdings, Inc. * (a)	44	1,010

Casey’s General Stores, Inc.	12	1,885

SpartanNash Co.	54	768

Sprouts Farmers Market, Inc. *	43	840

United Natural Foods, Inc. *	17	149

		4,652

Food Products — 1.5%

Darling Ingredients, Inc. *	51	1,443

Flowers Foods, Inc.	83	1,802

Fresh Del Monte Produce, Inc.	12	402

Ingredion, Inc.	24	2,200

John B Sanfilippo & Son, Inc.	4	320

Pilgrim’s Pride Corp. *	20	645

Post Holdings, Inc. *	37	4,004

Sanderson Farms, Inc.	11	1,889

Seneca Foods Corp., Class A *	10	398

TreeHouse Foods, Inc. *	19	931

		14,034

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Gas Utilities — 1.1%

National Fuel Gas Co. (a)	34	1,593

New Jersey Resources Corp.	30	1,338

Southwest Gas Holdings, Inc.	27	2,056

UGI Corp.	127	5,720

		10,707

Health Care Equipment & Supplies — 3.3%

CONMED Corp.	8	906

Cutera, Inc. *	28	1,010

Globus Medical, Inc., Class A *	25	1,478

Haemonetics Corp. *	20	2,252

Hill-Rom Holdings, Inc.	30	3,451

ICU Medical, Inc. *	5	973

Integer Holdings Corp. *	28	2,268

Integra LifeSciences Holdings Corp. *	23	1,340

Lantheus Holdings, Inc. *	51	1,040

LivaNova plc * (a)	14	1,086

Masimo Corp. *	25	3,999

NuVasive, Inc. *	16	1,222

OraSure Technologies, Inc. * (a)	18	144

Orthofix Medical, Inc. *	16	739

STERIS plc	28	4,329

Varex Imaging Corp. *	12	370

West Pharmaceutical Services, Inc.	30	4,570

		31,177

Health Care Providers & Services — 3.9%

Acadia Healthcare Co., Inc. * (a)	15	502

Amedisys, Inc. *	10	1,636

AMN Healthcare Services, Inc. *	16	988

BioTelemetry, Inc. * (a)	23	1,083

Chemed Corp.	10	4,173

Cross Country Healthcare, Inc. *	83	962

Diplomat Pharmacy, Inc. *	162	648

Encompass Health Corp.	22	1,496

Ensign Group, Inc. (The)	54	2,427

HealthEquity, Inc. *	15	1,074

LHC Group, Inc. *	17	2,301

Magellan Health, Inc. *	49	3,847

MEDNAX, Inc. *	68	1,886

Molina Healthcare, Inc. *	42	5,766

Owens & Minor, Inc.	174	898

Patterson Cos., Inc.	66	1,360

Pennant Group, Inc. (The) * (a)	27	883

Select Medical Holdings Corp. *	67	1,559

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Tenet Healthcare Corp. *	43	1,620

Tivity Health, Inc. *	98	1,992

		37,101

Health Care Technology — 0.4%

Allscripts Healthcare Solutions, Inc.* (a)	63	621

HealthStream, Inc. *	10	267

HMS Holdings Corp. *	53	1,581

NextGen Healthcare, Inc. *	17	265

Omnicell, Inc. *	14	1,111

		3,845

Hotels, Restaurants & Leisure — 2.3%

BJ’s Restaurants, Inc. (a)	8	296

Bloomin’ Brands, Inc.	32	713

Boyd Gaming Corp. (a)	29	859

Brinker International, Inc. (a)	12	520

Cheesecake Factory, Inc. (The) (a)	16	622

Cracker Barrel Old Country Store, Inc. (a)	5	819

Dine Brands Global, Inc. (a)	6	484

Domino’s Pizza, Inc. (a)	14	4,172

Dunkin’ Brands Group, Inc.	27	2,062

Marriott Vacations Worldwide Corp.	18	2,369

Penn National Gaming, Inc. *	28	713

Red Robin Gourmet Burgers, Inc. * (a)	4	145

Ruth’s Hospitality Group, Inc. (a)	7	161

Six Flags Entertainment Corp.	27	1,209

Texas Roadhouse, Inc.	22	1,225

Wendy’s Co. (The) (a)	63	1,388

Wyndham Destinations, Inc.	81	4,208

		21,965

Household Durables — 2.0%

Helen of Troy Ltd. *	12	2,083

Installed Building Products, Inc. *	7	496

KB Home	87	2,975

La-Z-Boy, Inc. (a)	15	472

M/I Homes, Inc. *	9	346

MDC Holdings, Inc.	17	645

Meritage Homes Corp. *	53	3,251

Tempur Sealy International, Inc. *	16	1,375

Toll Brothers, Inc.	101	4,006

TopBuild Corp. *	12	1,268

TRI Pointe Group, Inc. *	49	770

Tupperware Brands Corp.	50	426

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — continued

Universal Electronics, Inc. *	5	251

William Lyon Homes, Class A *	9	182

		18,546

Household Products — 0.1%

Central Garden & Pet Co. *	3	90

Central Garden & Pet Co., Class A *	15	441

		531

Industrial Conglomerates — 0.3%

Carlisle Cos., Inc.	20	3,177

Insurance — 4.1%

Alleghany Corp. *	6	4,848

American Equity Investment Life Holding Co.	29	868

American Financial Group, Inc.	45	4,975

Brighthouse Financial, Inc. *	19	726

Brown & Brown, Inc.	80	3,156

CNO Financial Group, Inc.	30	546

First American Financial Corp.	66	3,837

Hanover Insurance Group, Inc. (The)	30	4,159

HCI Group, Inc. (a)	2	100

Kemper Corp.	21	1,596

Mercury General Corp.	10	478

Old Republic International Corp.	181	4,044

Primerica, Inc.	14	1,867

Reinsurance Group of America, Inc.	21	3,457

RenaissanceRe Holdings Ltd. (Bermuda)	14	2,705

Selective Insurance Group, Inc.	17	1,127

Stewart Information Services Corp.	8	322

Third Point Reinsurance Ltd. (Bermuda) *	26	278

		39,089

Interactive Media & Services — 0.2%

QuinStreet, Inc. * (a)	44	668

Yelp, Inc. *	25	874

		1,542

Internet & Direct Marketing Retail — 0.1%

Grubhub, Inc. * (a)	7	336

PetMed Express, Inc. (a)	8	188

Stamps.com, Inc. *	5	401

		925

IT Services — 3.9%

CACI International, Inc., Class A *	18	4,528

Cardtronics plc, Class A *	15	655

CoreLogic, Inc. *	28	1,206

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

EVERTEC, Inc. (Puerto Rico)	73	2,475

ExlService Holdings, Inc. *	11	796

KBR, Inc.	151	4,603

ManTech International Corp., Class A	10	831

MAXIMUS, Inc.	21	1,577

NIC, Inc.	23	505

Perficient, Inc. *	51	2,368

Perspecta, Inc.	191	5,045

Sabre Corp.	170	3,819

Science Applications International Corp.	16	1,435

Sykes Enterprises, Inc. *	66	2,436

Unisys Corp. *	102	1,205

Virtusa Corp. *	9	399

WEX, Inc. *	14	2,870

		36,753

Leisure Products — 0.5%

Brunswick Corp.	29	1,758

Callaway Golf Co.	29	611

Mattel, Inc. * (a)	8	104

Polaris, Inc.	21	2,123

		4,596

Life Sciences Tools & Services — 1.5%

Bio-Rad Laboratories, Inc., Class A *	7	2,590

Bio-Techne Corp.	13	2,766

Charles River Laboratories International, Inc. *	18	2,704

Medpace Holdings, Inc. *	18	1,530

PRA Health Sciences, Inc. *	20	2,167

Syneos Health, Inc. *	37	2,195

		13,952

Machinery — 4.2%

AGCO Corp.	23	1,771

Albany International Corp., Class A	9	706

Barnes Group, Inc.	16	998

Chart Industries, Inc. *	11	722

Colfax Corp. * (a)	30	1,073

Crane Co.	50	4,286

Federal Signal Corp.	19	613

Greenbrier Cos., Inc. (The)	46	1,498

Harsco Corp. *	28	635

Hillenbrand, Inc.	35	1,149

ITT, Inc.	66	4,857

John Bean Technologies Corp.	11	1,262

Lydall, Inc. *	7	146

Mueller Industries, Inc.	34	1,080

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Oshkosh Corp.	49	4,666

SPX Corp. *	16	829

SPX FLOW, Inc. *	14	694

Standex International Corp.	4	333

Terex Corp.	59	1,753

Timken Co. (The)	68	3,827

Toro Co. (The)	26	2,055

Wabash National Corp. (a)	126	1,857

Watts Water Technologies, Inc., Class A	9	898

Woodward, Inc.	19	2,274

		39,982

Marine — 0.1%

Matson, Inc.	15	612

Media — 0.7%

AMC Networks, Inc., Class A *	27	1,067

EW Scripps Co. (The), Class A (a)	19	305

Gannett Co., Inc. (a)	85	545

Meredith Corp. (a)	50	1,625

New York Times Co. (The), Class A (a)	15	479

TEGNA, Inc.	186	3,101

		7,122

Metals & Mining — 1.9%

AK Steel Holding Corp. * (a)	105	346

Allegheny Technologies, Inc. * (a)	42	874

Carpenter Technology Corp.	6	304

Commercial Metals Co.	61	1,351

Kaiser Aluminum Corp.	6	650

Materion Corp.	7	386

Reliance Steel & Aluminum Co.	46	5,519

Royal Gold, Inc.	12	1,406

Steel Dynamics, Inc.	104	3,552

SunCoke Energy, Inc.	22	135

Warrior Met Coal, Inc.	84	1,783

Worthington Industries, Inc.	38	1,600

		17,906

Mortgage Real Estate Investment Trusts (REITs) — 0.2%

ARMOUR Residential REIT, Inc.	21	375

Invesco Mortgage Capital, Inc.	42	698

PennyMac Mortgage Investment Trust (a)	26	588

		1,661

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 0.1%

Big Lots, Inc. (a)	18	523

Dillard’s, Inc., Class A (a)	7	485

		1,008

Multi-Utilities — 0.8%

Avista Corp.	7	337

Black Hills Corp.	21	1,634

MDU Resources Group, Inc.	144	4,275

NorthWestern Corp.	14	1,014

		7,260

Oil, Gas & Consumable Fuels — 2.1%

Callon Petroleum Co. *	49	235

CNX Resources Corp. * (a)	67	591

Denbury Resources, Inc. * (a)	743	1,047

EQT Corp.	215	2,341

Equitrans Midstream Corp. (a)	69	923

Gulfport Energy Corp. *	49	148

Matador Resources Co. *	17	309

Murphy Oil Corp.	62	1,670

Par Pacific Holdings, Inc. * (a)	95	2,208

PBF Energy, Inc., Class A	87	2,726

PDC Energy, Inc. * (a)	21	539

QEP Resources, Inc.	74	332

REX American Resources Corp. *	2	180

Southwestern Energy Co. * (a)	164	396

SRC Energy, Inc. *	84	346

World Fuel Services Corp.	75	3,251

WPX Energy, Inc. *	170	2,339

		19,581

Paper & Forest Products — 0.8%

Boise Cascade Co.	49	1,779

Domtar Corp.	56	2,129

Louisiana-Pacific Corp.	44	1,300

Mercer International, Inc. (Germany)	16	199

PH Glatfelter Co.	15	278

Schweitzer-Mauduit International, Inc.	57	2,386

		8,071

Personal Products — 0.2%

Edgewell Personal Care Co. *	19	585

Medifast, Inc.	4	475

Nu Skin Enterprises, Inc., Class A	19	795

USANA Health Sciences, Inc. *	4	299

		2,154

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — 0.9%

Catalent, Inc. *	70	3,924

Endo International plc * (a)	375	1,760

Lannett Co., Inc. * (a)	277	2,441

Supernus Pharmaceuticals, Inc. *	19	460

		8,585

Professional Services — 1.7%

ASGN, Inc. *	16	1,143

Forrester Research, Inc. *	3	134

FTI Consulting, Inc. *	15	1,612

Heidrick & Struggles International, Inc.	41	1,336

Insperity, Inc.	13	1,144

Kelly Services, Inc., Class A (a)	83	1,874

Korn Ferry	48	2,040

ManpowerGroup, Inc.	44	4,261

Resources Connection, Inc.	38	624

TrueBlue, Inc. *	72	1,741

		15,909

Real Estate Management & Development — 0.4%

Jones Lang LaSalle, Inc.	18	3,062

Realogy Holdings Corp. (a)	45	439

		3,501

Road & Rail — 0.6%

ArcBest Corp.	76	2,087

Avis Budget Group, Inc. * (a)	23	754

Landstar System, Inc.	26	2,957

		5,798

Semiconductors & Semiconductor Equipment — 3.5%

Advanced Energy Industries, Inc. * (a)	14	989

Axcelis Technologies, Inc. *	95	2,287

Cabot Microelectronics Corp.	7	1,046

Cirrus Logic, Inc. *	20	1,643

Cohu, Inc.	54	1,232

Cree, Inc. *	22	1,011

Cypress Semiconductor Corp. (a)	122	2,851

First Solar, Inc. * (a)	40	2,238

Kulicke & Soffa Industries, Inc. (Singapore)	76	2,068

MKS Instruments, Inc.	25	2,791

Onto Innovation, Inc. *	58	2,130

Photronics, Inc. *	19	304

Rambus, Inc. *	110	1,521

Semtech Corp. *	22	1,185

SMART Global Holdings, Inc. *	43	1,643

Synaptics, Inc. *	11	743

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Teradyne, Inc.	68	4,664

Ultra Clean Holdings, Inc. *	26	616

Universal Display Corp.	11	2,226

Veeco Instruments, Inc. *	2	33

		33,221

Software — 2.6%

8x8, Inc. * (a)	35	633

ACI Worldwide, Inc. *	41	1,546

Bottomline Technologies DE, Inc. *	12	616

CDK Global, Inc.	62	3,401

CommVault Systems, Inc. *	17	737

Fair Isaac Corp. *	10	3,767

j2 Global, Inc.	16	1,490

LogMeIn, Inc.	15	1,295

Manhattan Associates, Inc. *	32	2,520

Progress Software Corp.	16	656

PTC, Inc. * (a)	13	982

Qualys, Inc. *	11	892

SPS Commerce, Inc. *	13	698

TiVo Corp.	63	535

Tyler Technologies, Inc. *	16	4,860

		24,628

Specialty Retail — 3.2%

Aaron’s, Inc.	22	1,265

Abercrombie & Fitch Co., Class A	23	398

American Eagle Outfitters, Inc.	93	1,363

Asbury Automotive Group, Inc. *	7	738

AutoNation, Inc. *	21	1,026

Bed Bath & Beyond, Inc. (a)	45	775

Boot Barn Holdings, Inc. * (a)	10	423

Cato Corp. (The), Class A	38	661

Children’s Place, Inc. (The) (a)	6	371

Designer Brands, Inc., Class A	28	433

Dick’s Sporting Goods, Inc.	28	1,367

Express, Inc. *	23	112

Five Below, Inc. *	19	2,417

Foot Locker, Inc. (a)	40	1,552

GameStop Corp., Class A (a)	40	244

Genesco, Inc. *	4	196

Group 1 Automotive, Inc.	7	695

Haverty Furniture Cos., Inc. (a)	5	110

Hibbett Sports, Inc. *	56	1,570

Lithia Motors, Inc., Class A (a)	18	2,675

MarineMax, Inc. *	8	135

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Michaels Cos., Inc. (The) *	34	276

Murphy USA, Inc. *	10	1,217

Office Depot, Inc.	480	1,315

Rent-A-Center, Inc.	83	2,394

RH * (a)	7	1,430

Sally Beauty Holdings, Inc. * (a)	43	788

Signet Jewelers Ltd.	21	454

Tailored Brands, Inc. (a)	15	62

Urban Outfitters, Inc. * (a)	49	1,366

Williams-Sonoma, Inc. (a)	25	1,843

Zumiez, Inc. *	28	960

		30,631

Technology Hardware, Storage & Peripherals — 0.2%

Diebold Nixdorf, Inc. *	29	304

NCR Corp. *	46	1,628

		1,932

Textiles, Apparel & Luxury Goods — 1.1%

Carter’s, Inc.	16	1,695

Crocs, Inc. *	25	1,043

Deckers Outdoor Corp. *	20	3,428

Fossil Group, Inc. * (a)	18	141

G-III Apparel Group Ltd. *	14	476

Kontoor Brands, Inc. (a)	14	605

Movado Group, Inc.	5	117

Skechers U.S.A., Inc., Class A *	44	1,919

Steven Madden Ltd.	27	1,159

		10,583

Thrifts & Mortgage Finance — 0.6%

HomeStreet, Inc. *	9	292

LendingTree, Inc. *	2	698

Meta Financial Group, Inc.	11	398

New York Community Bancorp, Inc. (a)	87	1,045

NMI Holdings, Inc., Class A * (a)	22	727

TrustCo Bank Corp. (a)	138	1,200

Walker & Dunlop, Inc.	24	1,552

		5,912

Tobacco — 0.1%

Universal Corp.	9	508

Vector Group Ltd.	38	503

		1,011

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	13	860

DXP Enterprises, Inc. *	4	167

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — continued

GMS, Inc. *	59	1,584

Kaman Corp.	33	2,169

MSC Industrial Direct Co., Inc., Class A	15	1,193

NOW, Inc. *	108	1,208

Veritiv Corp. * (a)	22	441

Watsco, Inc. (a)	11	1,982

		9,604

Water Utilities — 0.1%

American States Water Co.	12	1,026

Aqua America, Inc.	4	169

		1,195

Wireless Telecommunication Services — 0.2%

Spok Holdings, Inc.	29	349

Telephone & Data Systems, Inc.	69	1,747

		2,096

Total Common Stocks (Cost $675,831)		926,381

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Chemicals — 0.0% (b)

Schulman, Inc., CVR * ‡ (Cost $—)	28	—	(c)

	SHARES (000)
Short-Term Investments — 6.5%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (d) (e) (Cost $21,164)	21,158	21,165

Investment of Cash Collateral from Securities Loaned — 4.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (d) (e)	36,008	36,011

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (d) (e)	4,123	4,123

Total Investment of Cash Collateral from Securities Loaned (Cost $40,131)		40,134

Total Short-Term Investments (Cost $61,295)		61,299

Total Investments — 104.1% (Cost $737,126)		987,680
Liabilities in Excess of Other Assets — (4.1)%		(38,626)

NET ASSETS — 100.0%		949,054

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Abbreviations

CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $39,206,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	60	03/2020	USD	5,010	49
S&P Midcap 400 E-Mini Index	72	03/2020	USD	14,863	142

					191

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$5,171,794	$926,381
Investments in affiliates, at value	113,861	21,165
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	37,374	40,134
Cash	3	29
Deposits at broker for futures contracts	1,328	790
Receivables:
Investment securities sold	21,071	—
Fund shares sold	4,254	488
Dividends from non-affiliates	5,335	1,111
Dividends from affiliates	52	1
Securities lending income (See Note 2.C.)	8	20
Variation margin on futures contracts	86	16
Due from adviser	12	—

Total Assets	5,355,178	990,135

LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.C.)	37,374	40,134
Fund shares redeemed	38,226	620
Accrued liabilities:
Investment advisory fees	—	144
Administration fees	156	26
Distribution fees	234	50
Service fees	211	31
Custodian and accounting fees	24	9
Trustees’ and Chief Compliance Officer’s fees	1	—
Other	70	67

Total Liabilities	76,296	41,081

Net Assets	$5,278,882	$949,054

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$3,149,092	$697,782
Total distributable earnings (loss)	2,129,790	251,272

Total Net Assets	$5,278,882	$949,054

Net Assets:
Class A	$774,366	$127,514
Class C	109,851	27,928
Class I	845,764	246,282
Class R2	—	12,518
Class R6	3,548,901	534,812

Total	$5,278,882	$949,054

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15,766	12,724
Class C	2,260	3,475
Class I	17,195	24,116
Class R2	—	1,272
Class R6	72,126	52,726

Net Asset Value (a):
Class A — Redemption price per share	$49.11	$10.02
Class C — Offering price per share (b)	48.60	8.04
Class I — Offering and redemption price per share	49.19	10.21
Class R2 — Offering and redemption price per share	—	9.84
Class R6 — Offering and redemption price per share	49.20	10.14
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$51.83	$10.58

Cost of investments in non-affiliates	$3,029,065	$675,831
Cost of investments in affiliates	69,731	21,164
Investment securities on loan, at value (See Note 2.C.)	36,535	39,206
Cost of investment of cash collateral (See Note 2.C.)	37,374	40,131

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14	$7
Interest income from affiliates	— (a)	—
Dividend income from non-affiliates	53,890	7,313
Dividend income from affiliates	1,318	190
Income from securities lending (net) (See Note 2.C.)	52	128

Total investment income	55,274	7,638

EXPENSES:
Investment advisory fees	977	1,161
Administration fees	1,832	348
Distribution fees:
Class A	927	157
Class C	381	107
Class R2	—	31
Service fees:
Class A	927	157
Class C	127	36
Class I	984	309
Class R2	—	15
Custodian and accounting fees	62	20
Interest expense to affiliates	— (a)	— (a)
Professional fees	50	32
Trustees’ and Chief Compliance Officer’s fees	22	14
Printing and mailing costs	44	36
Registration and filing fees	50	49
Transfer agency fees (See Note 2.F.)	147	40
Other	30	10

Total expenses	6,560	2,522

Less fees waived	(2,863)	(863)
Less expense reimbursements	(11)	(1)

Net expenses	3,686	1,658

Net investment income (loss)	51,588	5,980

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(16,377)	14,940
Investments in affiliates	(65)	(2)
Futures contracts	3,661	568

Net realized gain (loss)	(12,781)	15,506

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	451,316	47,673
Investments in affiliates	16,987	(5)
Futures contracts	275	36

Change in net unrealized appreciation/depreciation	468,578	47,704

Net realized/unrealized gains (losses)	455,797	63,210

Change in net assets resulting from operations	$507,385	$69,190

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,588	$79,171	$5,980	$11,988
Net realized gain (loss)	(12,781)	(697)	15,506	60,062
Change in net unrealized appreciation/depreciation	468,578	296,868	47,704	(113,928)

Change in net assets resulting from operations	507,385	375,342	69,190	(41,878)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,873)	(10,894)	(7,463)	(17,379)
Class C	(941)	(1,200)	(1,930)	(4,564)
Class I	(10,628)	(15,256)	(14,281)	(38,817)
Class R2	—	—	(683)	(1,606)
Class R6 (a)	(46,298)	(59,940)	(32,417)	(57,201)

Total distributions to shareholders	(66,740)	(87,290)	(56,774)	(119,567)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	327,831	856,598	(12,433)	24,718

NET ASSETS:
Change in net assets	768,476	1,144,650	(17)	(136,727)
Beginning of period	4,510,406	3,365,756	949,071	1,085,798

End of period	$5,278,882	$4,510,406	$949,054	$949,071

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$253,465	$104,926	$7,483	$28,741
Distributions reinvested	8,744	10,738	7,071	15,789
Cost of shares redeemed	(154,623)	(150,518)	(18,168)	(62,068)

Change in net assets resulting from Class A capital transactions	$107,586	$(34,854)	$(3,614)	$(17,538)

Class C
Proceeds from shares issued	$12,882	$39,258	$1,524	$9,837
Distributions reinvested	686	886	1,874	4,419
Cost of shares redeemed	(9,494)	(30,024)	(5,462)	(14,664)

Change in net assets resulting from Class C capital transactions	$4,074	$10,120	$(2,064)	$(408)

Class I
Proceeds from shares issued	$203,534	$373,010	$33,323	$135,987
Distributions reinvested	10,105	14,608	12,652	34,494
Cost of shares redeemed	(230,743)	(340,701)	(67,201)	(683,948)

Change in net assets resulting from Class I capital transactions	$(17,104)	$46,917	$(21,226)	$(513,467)

Class R2
Proceeds from shares issued	$—	$—	$1,478	$5,659
Distributions reinvested	—	—	683	1,476
Cost of shares redeemed	—	—	(2,616)	(5,678)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(455)	$1,457

Class R6 (a)
Proceeds from shares issued	$568,263	$1,219,905	$11,845	$516,387
Distributions reinvested	45,689	59,271	32,417	57,201
Cost of shares redeemed	(380,677)	(444,761)	(29,336)	(18,914)

Change in net assets resulting from Class R6 capital transactions	$233,275	$834,415	$14,926	$554,674

Total change in net assets resulting from capital transactions	$327,831	$856,598	$(12,433)	$24,718

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	5,525	2,516	754	2,791
Reinvested	185	257	706	1,719
Redeemed	(3,355)	(3,539)	(1,839)	(5,982)

Change in Class A Shares	2,355	(766)	(379)	(1,472)

Class C
Issued	282	964	190	1,183
Reinvested	14	22	234	591
Redeemed	(209)	(718)	(684)	(1,763)

Change in Class C Shares	87	268	(260)	11

Class I
Issued	4,367	8,890	3,299	13,208
Reinvested	213	349	1,238	3,691
Redeemed	(4,994)	(8,135)	(6,697)	(63,152)

Change in Class I Shares	(414)	1,104	(2,160)	(46,253)

Class R2
Issued	—	—	154	530
Reinvested	—	—	69	164
Redeemed	—	—	(270)	(548)

Change in Class R2 Shares	—	—	(47)	146

Class R6 (a)
Issued	12,333	27,981	1,240	47,015
Reinvested	964	1,409	3,191	6,146
Redeemed	(8,301)	(10,460)	(2,933)	(1,933)

Change in Class R6 Shares	4,996	18,930	1,498	51,228

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$44.90	$0.42	$4.35	$4.77	$(0.47)	$(0.09)	$(0.56)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Year Ended June 30, 2017	35.36	0.61	5.22	5.83	(0.59)	(3.19)	(3.78)
Year Ended June 30, 2016	41.12	0.71	0.38	1.09	(0.67)	(6.18)	(6.85)
Year Ended June 30, 2015	41.94	0.68	2.11	2.79	(0.66)	(2.95)	(3.61)

Class C
Six Months Ended December 31, 2019 (Unaudited)	44.45	0.28	4.30	4.58	(0.34)	(0.09)	(0.43)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2017	35.09	0.36	5.18	5.54	(0.36)	(3.19)	(3.55)
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)
Year Ended June 30, 2015	41.72	0.37	2.09	2.46	(0.37)	(2.95)	(3.32)

Class I
Six Months Ended December 31, 2019 (Unaudited)	44.97	0.48	4.36	4.84	(0.53)	(0.09)	(0.62)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Year Ended June 30, 2017	35.39	0.70	5.22	5.92	(0.68)	(3.19)	(3.87)
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)
Year Ended June 30, 2015	41.96	0.79	2.10	2.89	(0.76)	(2.95)	(3.71)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	44.98	0.52	4.36	4.88	(0.57)	(0.09)	(0.66)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)
September 1, 2016 (f) through June 30, 2017	36.73	0.58	4.05	4.63	(0.73)	(3.19)	(3.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.11	10.67%	$ 774,366	0.45%	1.81%	0.66%	5%
44.90	9.87	602,186	0.45	1.68	0.66	6
41.64	13.88	590,286	0.45	1.52	0.69	14
37.41	17.35	580,645	0.45	1.67	0.76	21
35.36	3.53	598,815	0.45	1.93	0.94	4
41.12	6.94	689,107	0.45	1.63	0.92	5

48.60	10.33	109,851	1.05	1.22	1.13	5
44.45	9.23	96,605	1.05	1.10	1.13	6
41.27	13.20	78,613	1.05	0.92	1.15	14
37.08	16.57	89,681	1.11	1.01	1.23	21
35.09	2.76	89,104	1.20	1.19	1.43	4
40.86	6.15	88,842	1.20	0.88	1.41	5

49.19	10.82	845,764	0.20	2.05	0.38	5
44.97	10.16	791,881	0.20	1.94	0.38	6
41.68	14.18	687,941	0.20	1.78	0.40	14
37.44	17.62	740,340	0.20	1.93	0.48	21
35.39	3.81	819,463	0.20	2.17	0.67	4
41.14	7.19	1,114,957	0.20	1.88	0.66	5

49.20	10.90	3,548,901	0.044	2.23	0.13	5
44.98	10.33	3,019,734	0.043	2.11	0.13	6
41.68	14.36	2,008,916	0.042	1.85	0.14	14
37.44	13.49	338,764	0.045	1.93	0.15	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Market Expansion Enhanced Index Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$9.88	$0.05	$0.71	$0.76	$(0.11)	$(0.51)	$(0.62)
Year Ended June 30, 2019	11.75	0.10	(0.65)	(0.55)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.52	0.10	1.46	1.56	(0.08)	(1.25)	(1.33)
Year Ended June 30, 2017	10.64	0.10	1.92	2.02	(0.08)	(1.06)	(1.14)
Year Ended June 30, 2016	12.98	0.09	(0.21)	(0.12)	(0.08)	(2.14)	(2.22)
Year Ended June 30, 2015	13.85	0.10	0.72	0.82	(0.10)	(1.59)	(1.69)

Class C
Six Months Ended December 31, 2019 (Unaudited)	8.02	0.02	0.58	0.60	(0.07)	(0.51)	(0.58)
Year Ended June 30, 2019	9.83	0.04	(0.56)	(0.52)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	9.85	0.03	1.24	1.27	(0.04)	(1.25)	(1.29)
Year Ended June 30, 2017	9.27	0.03	1.65	1.68	(0.04)	(1.06)	(1.10)
Year Ended June 30, 2016	11.62	0.01	(0.19)	(0.18)	(0.03)	(2.14)	(2.17)
Year Ended June 30, 2015	12.58	0.01	0.65	0.66	(0.03)	(1.59)	(1.62)

Class I
Six Months Ended December 31, 2019 (Unaudited)	10.06	0.07	0.72	0.79	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2019	11.92	0.13	(0.67)	(0.54)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.66	0.13	1.48	1.61	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2017	10.75	0.13	1.94	2.07	(0.10)	(1.06)	(1.16)
Year Ended June 30, 2016	13.09	0.12	(0.21)	(0.09)	(0.11)	(2.14)	(2.25)
Year Ended June 30, 2015	13.94	0.13	0.74	0.87	(0.13)	(1.59)	(1.72)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	9.69	0.03	0.69	0.72	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2019	11.56	0.07	(0.65)	(0.58)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	11.36	0.07	1.44	1.51	(0.06)	(1.25)	(1.31)
Year Ended June 30, 2017	10.52	0.07	1.89	1.96	(0.06)	(1.06)	(1.12)
Year Ended June 30, 2016	12.87	0.07	(0.22)	(0.15)	(0.06)	(2.14)	(2.20)
Year Ended June 30, 2015	13.74	0.07	0.72	0.79	(0.07)	(1.59)	(1.66)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	10.00	0.07	0.72	0.79	(0.14)	(0.51)	(0.65)
October 1, 2018 (f) through June 30, 2019	12.08	0.11	(0.82)	(0.71)	(0.14)	(1.23)	(1.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.02	7.65%	$127,514	0.60%	1.05%	0.88%	14%
9.88	(3.69)	129,406	0.60	0.98	0.88	36
11.75	14.02	171,304	0.60	0.85	0.88	33
11.52	19.37	162,853	0.62	0.87	0.93	30
10.64	0.22	99,397	0.69	0.81	0.98	39
12.98	6.90	110,138	0.68	0.75	0.92	39

8.04	7.48	27,928	1.10	0.54	1.40	14
8.02	(4.21)	29,952	1.10	0.49	1.38	36
9.83	13.46	36,618	1.10	0.34	1.38	33
9.85	18.58	37,529	1.17	0.32	1.44	30
9.27	(0.43)	24,343	1.39	0.12	1.52	39
11.62	6.25	23,705	1.38	0.06	1.44	39

10.21	7.85	246,282	0.35	1.29	0.62	14
10.06	(3.56)	264,415	0.34	1.14	0.61	36
11.92	14.31	864,316	0.35	1.10	0.61	33
11.66	19.66	788,063	0.38	1.13	0.62	30
10.75	0.47	800,082	0.44	1.04	0.63	39
13.09	7.26	1,203,536	0.43	1.00	0.62	39

9.84	7.49	12,518	1.00	0.65	1.35	14
9.69	(4.11)	12,786	0.93	0.66	1.35	36
11.56	13.79	13,560	0.83	0.61	1.35	33
11.36	19.06	22,703	0.85	0.63	1.29	30
10.52	(0.05)	11,536	0.92	0.60	1.40	39
12.87	6.75	9,946	0.91	0.53	1.26	39

10.14	7.91	534,812	0.25	1.41	0.36	14
10.00	(4.81)	512,512	0.25	1.51	0.37	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Market Expansion Enhanced Index Fund	Class A, Class C, Class I, Class R2 and Class R6	Diversified

The investment objective of the JPMorgan Equity Index Fund (“Equity Index Fund”) is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index.

The investment objective of the JPMorgan Market Expansion Enhanced Index Fund (“Market Expansion Enhanced Index Fund”) is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,323,029	$—	$—	$5,323,029

Appreciation in Other Financial Instruments
Futures Contracts (a)	$736	$—	$—	$736

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$987,680	$—	$—	(c)	$987,680

Appreciation in Other Financial Instruments
Futures Contracts (a)	$191	$—	$—		$191

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOI. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts — Equity:
Average Notional Balance Long	$36,087	$16,559
Ending Notional Balance Long	29,734	19,873
The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending —The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$36,535	$(36,535)	$—
Market Expansion Enhanced Index Fund	39,206	(39,206)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Index Fund	$5
Market Expansion Enhanced Index Fund	5

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Index Fund

	For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Chase & Co. (a)	$66,537	$7,150	$4,706	$(65)	$16,990	$85,906	616	$1,026		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	30,018	155,000	159,000	(1)*	(3)	26,014	26,011	340	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	8,648	123,137	120,425	—	—	11,360	11,360	93	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (b) (c)	24,731	696,809	693,585	—	—	27,955	27,955	292		—

Total	$129,934	$982,096	$977,716	$(66)	$16,987	$151,235		$1,751		$—

Market Expansion Enhanced Index Fund

	For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c)	$9,338	$143,154	$131,324	$(2)	$(1)	$21,165	21,158	$190		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	58,018	24,998	47,000	(1)*	(4)	36,011	36,008	488	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	14,456	110,523	120,856	—	—	4,123	4,123	113	*	—

Total	$81,812	$278,675	$299,180	$(3)	$(5)	$61,299		$791		$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R6	Total
Equity Index Fund
Transfer agency fees	$123	$3	$11	n/a	$10	$147
Market Expansion Enhanced Index Fund
Transfer agency fees	14	5	4	$15	2	40

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Equity Index Fund generally declares and pays distributions from net investment income quarterly. Market Expansion Enhanced Index Fund generally declares and pays distributions from net investment income annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.04% of the Equity Index Fund’s average daily net assets and 0.25% of the Market Expansion Enhanced Index Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$18	$—	(a)
Market Expansion Enhanced Index Fund	5	—	(a)

(a)	Amount rounds to less than one thousand.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C		Class I	Class R2	Class R6
Equity Index Fund	0.45%	n/a	(1)	0.20%	n/a	0.045%
Market Expansion Enhanced Index Fund	0.60	1.10%		0.35	1.00%	0.25

(1)	Effective November 1, 2019, the contractual expense limitation for Class C Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.20% for Class C Shares.

The expense limitation agreements were in effect for the six months ended December 31, 2019 and are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Index Fund	$977	$990	$861	$2,828	$11
Market Expansion Enhanced Index Fund	309	206	336	851	1

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 was as follows (amounts in thousands):

Equity Index Fund	$35
Market Expansion Enhanced Index Fund	12

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$569,025	$252,600
Market Expansion Enhanced Index Fund	129,815	204,152

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$3,136,170	$2,217,982	$30,387	$2,187,595
Market Expansion Enhanced Index Fund	737,126	288,892	38,147	250,745

As of June 30, 2019, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Equity Index Fund	$1,986	$—
Market Expansion Enhanced Index Fund	9,985	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trust, along with certain other trusts for the J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts, which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Market Expansion Enhanced Index Fund	3	46.4%

As of December 31, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—	47.3%
Market Expansion Enhanced Index Fund	51.7%	—

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

Because the Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,106.70	$2.38	0.45%
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class C
Actual	1,000.00	1,103.30	5.55	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class I
Actual	1,000.00	1,108.20	1.06	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20
Class R6
Actual	1,000.00	1,109.00	0.21	0.04
Hypothetical	1,000.00	1,024.94	0.20	0.04

JPMorgan Market Expansion Enhanced Index Fund
Class A
Actual	$1,000.00	$1,076.50	$3.13	0.60%
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class C
Actual	1,000.00	1,074.80	5.74	1.10
Hypothetical	1,000.00	1,019.61	5.58	1.10
Class I
Actual	1,000.00	1,078.50	1.83	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R2
Actual	1,000.00	1,074.90	5.22	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class R6
Actual	1,000.00	1,079.10	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the third, second and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Market Expansion Enhanced Index Fund’s performance for Class A shares was in fifth, fifth and second quintiles based upon the Peer Group, and in the third, third and first quintiles based upon Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth, fifth and second quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where

DECEMBER 31, 2019	J.P. MORGAN EQUITY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Market Expansion Enhanced Index Fund’s net advisory fee for Class A shares was in the third and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the fifth and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the fourth and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-INDEX-1219

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2019 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	MSCI EAFE Index (net of foreign withholding taxes)	Fund Net Assets as of December 31, 2019 (in thousands)

JPMorgan Investor Balanced Fund, Class A	0.53%	5.29%	1.85%	10.37%	7.01%	$4,830,247

JPMorgan Investor Conservative Growth Fund, Class A	(0.73)	3.92	1.85	10.37	7.01	3,592,453

JPMorgan Investor Growth Fund, Class A	2.93	7.78	1.85	10.37	7.01	2,964,942

JPMorgan Investor Growth & Income Fund, Class A	1.70	6.50	1.85	10.37	7.01	3,108,823

Portfolio Composition by Asset Class**

Investor Balanced Fund
Fixed Income	47.5%
U.S. Equity	33.7
International Equity	15.3
Short-Term Investments	2.0
Alternative Assets	1.5

Investor Conservative Growth Fund
Fixed Income	67.1%
U.S. Equity	19.8
International Equity	9.1
Short-Term Investments	2.1
Alternative Assets	1.9

Investor Growth Fund
U.S. Equity	60.1%
International Equity	25.3
Fixed Income	11.6
Short-Term Investments	2.5
Alternative Assets	0.5

Investor Growth & Income Fund
U.S. Equity	46.3%
Fixed Income	31.5
International Equity	19.0
Short-Term Investments	2.2
Alternative Assets	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	Percentages indicated are based on total investments as of December 31, 2019. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Globally, U.S. equity generally outperformed other equity markets, as well as bond markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and, by the end of October, leading equity U.S. indexes had reached record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value stocks generally outperformed growth stocks. Equity prices in other developed markets also rose during the reporting period and largely performed in line with emerging markets equity.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments.

For the six months ended December 31, 2019, each of the Investor Funds’ Class A shares outperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark, mainly due to the Investor Funds’ exposure to global equity, which largely outperformed U.S. fixed income markets.

Each of the Investor Funds’ Class A shares underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to the Investor Funds’ allocation to international equity, which underperformed U.S. equity.

The JPMorgan Investor Growth Fund’s Class A Shares outperformed the MSCI EAFE Index, largely due to strong returns from emerging markets and U.S. equity. The remaining three Investor Funds underperformed the MSCI EAFE Index, largely due to their exposure to fixed income markets.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“Underlying Funds”). The Underlying Funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment grade, high yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the Underlying Funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark. During the reporting period, the Investor Funds’ portfolio managers maintained their relative overweight positions in international equities.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		0.53%	11.61%	4.78%	6.50%
Without Sales Charge		5.29	16.86	5.75	6.99
CLASS C SHARES	July 1, 1997
With CDSC***		4.10	15.30	5.17	6.42
Without CDSC		5.10	16.30	5.17	6.42
CLASS I SHARES	December 10, 1996	5.44	17.16	6.02	7.25
CLASS R6 SHARES	July 31, 2017	5.58	17.52	6.11	7.30

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		(0.73)%	7.69%	3.46%	4.91%
Without Sales Charge		3.92	12.75	4.42	5.40
CLASS C SHARES	July 1, 1997
With CDSC***		2.58	11.12	3.82	4.83
Without CDSC		3.58	12.12	3.82	4.83
CLASS I SHARES	December 10, 1996	4.02	13.04	4.67	5.67
CLASS R6 SHARES	July 31, 2017	4.13	13.26	4.73	5.70

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		2.93%	19.26%	7.11%	9.42%
Without Sales Charge		7.78	24.88	8.10	9.92
CLASS C SHARES	July 1, 1997
With CDSC***		6.52	23.14	7.50	9.32
Without CDSC		7.52	24.14	7.50	9.32
CLASS I SHARES	December 10, 1996	7.96	25.21	8.39	10.21
CLASS R6 SHARES	July 31, 2017	8.06	25.38	8.45	10.24

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		1.70%	15.16%	5.94%	7.88%
Without Sales Charge		6.50	20.60	6.92	8.38
CLASS C SHARES	July 1, 1997
With CDSC***		5.24	19.00	6.32	7.80
Without CDSC		6.24	20.00	6.32	7.80
CLASS I SHARES	December 10, 1996	6.63	20.86	7.18	8.65
CLASS R6 SHARES	July 31, 2017	6.74	21.10	7.26	8.68

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.0%

Alternative Assets — 1.4%

JPMorgan Systematic Alpha Fund Class R6 Shares (a)	5,153	71,680

Fixed Income — 47.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	86,993	1,030,002

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	57,337	484,499

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,706	46,792

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	10,318	93,891

JPMorgan High Yield Fund Class R6 Shares (a)	19,803	143,970

JPMorgan Income Fund Class R6 Shares (a)	9,770	94,090

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,907	71,353

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	20,330	205,334

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	7,503	86,208

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,351	42,860

Total Fixed Income		2,298,999

International Equity — 15.3%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,323	108,549

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,274	76,626

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,217	82,160

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	7,481	159,937

JPMorgan International Equity Fund Class R6 Shares (a)	3,270	58,557

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	13,748	252,684

Total International Equity		738,513

U.S. Equity — 33.7%

JPMorgan Equity Income Fund Class R6 Shares (a)	7,422	144,292

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	3,009	165,137

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	6,166	259,150

JPMorgan Large Cap Value Fund Class R6 Shares (a)	8,285	126,592

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	16,412	166,413

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,108	43,648

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,192	56,219

JPMorgan U.S. Equity Fund Class R6 Shares (a)	26,610	430,555

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	3,400	93,366

JPMorgan Value Advantage Fund Class R6 Shares (a)	3,835	142,966

Total U.S. Equity		1,628,338

Total Investment Companies (Cost $3,991,520)		4,737,530

Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b) (Cost $94,417)	94,417	94,417

Total Investments — 100.0% (Cost $4,085,937)		4,831,947
Liabilities in Excess of Other Assets — 0.0% (c)		(1,700)

NET ASSETS — 100.0%		4,830,247

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.0%

Alternative Assets — 2.0%

JPMorgan Systematic Alpha Fund Class R6 Shares (a)	5,001	69,569

Fixed Income — 67.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	93,501	1,107,057

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	54,640	461,704

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,275	35,058

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	8,778	79,876

JPMorgan Government Bond Fund Class R6 Shares (a)	3,968	42,578

JPMorgan High Yield Fund Class R6 Shares (a)	15,006	109,094

JPMorgan Income Fund Class R6 Shares (a)	11,204	107,892

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,187	63,907

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	29,996	302,961

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	5,707	65,572

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	3,491	34,388

Total Fixed Income		2,410,087

International Equity — 9.1%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,741	56,877

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,395	42,946

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	997	25,463

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	2,114	45,189

JPMorgan International Equity Fund Class R6 Shares (a)	1,559	27,919

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	7,051	129,599

Total International Equity		327,993

U.S. Equity — 19.8%

JPMorgan Equity Income Fund Class R6 Shares (a)	4,092	79,548

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,561	85,668

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	2,410	101,282

JPMorgan Large Cap Value Fund Class R6 Shares (a)	2,349	35,890

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	4,991	50,605

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	857	33,747

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,244	31,910

JPMorgan U.S. Equity Fund Class R6 Shares (a)	9,956	161,089

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	2,006	55,085

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,038	75,991

Total U.S. Equity		710,815

Total Investment Companies (Cost $3,137,676)		3,518,464

Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b) (Cost $76,260)	76,260	76,260

Total Investments — 100.1% (Cost $3,213,936)		3,594,724
Liabilities in Excess of Other Assets — (0.1)%		(2,271)

NET ASSETS — 100.0%		3,592,453

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 97.5%

Alternative Assets — 0.5%

JPMorgan Systematic Alpha Fund Class R6 Shares (a)	1,019	14,176

Fixed Income — 11.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	19,193	227,242

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,311	36,425

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,626	13,336

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,509	13,730

JPMorgan High Yield Fund Class R6 Shares (a)	7,213	52,437

Total Fixed Income		343,170

International Equity — 25.3%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,490	81,342

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,528	63,259

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,541	90,447

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	4,482	95,822

JPMorgan International Equity Fund Class R6 Shares (a)	6,497	116,360

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	11,370	208,974

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	4,146	94,570

Total International Equity		750,774

U.S. Equity — 60.1%

JPMorgan Equity Income Fund Class R6 Shares (a)	4,848	94,239

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	2,787	152,952

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	8,036	337,756

JPMorgan Large Cap Value Fund Class R6 Shares (a)	18,577	283,859

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	15,338	155,529

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,150	45,303

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,289	58,724

JPMorgan U.S. Equity Fund Class R6 Shares (a)	25,554	413,460

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	5,390	148,009

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,522	94,009

Total U.S. Equity		1,783,840

Total Investment Companies (Cost $2,227,263)		2,891,960

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b) (Cost $73,469)	73,469	73,469

Total Investments — 100.0% (Cost $2,300,732)		2,965,429
Liabilities in Excess of Other Assets — 0.0% (c)		(487)

NET ASSETS — 100.0%		2,964,942

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 97.9%

Alternative Assets — 1.0%

JPMorgan Systematic Alpha Fund Class R6 Shares (a)	2,247	31,250

Fixed Income — 31.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	42,310	500,949

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	22,879	193,331

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,783	14,620

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,024	45,720

JPMorgan High Yield Fund Class R6 Shares (a)	11,782	85,657

JPMorgan Income Fund Class R6 Shares (a)	3,160	30,429

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	3,809	39,350

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	4,341	43,841

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	2,322	26,680

Total Fixed Income		980,577

International Equity — 19.0%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,247	73,404

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,049	54,671

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,715	69,333

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	5,630	120,368

JPMorgan International Equity Fund Class R6 Shares (a)	3,455	61,883

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	8,942	164,348

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	1,990	45,400

Total International Equity		589,407

U.S. Equity — 46.4%

JPMorgan Equity Income Fund Class R6 Shares (a)	5,472	106,366

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,798	98,714

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	7,018	294,978

JPMorgan Large Cap Value Fund Class R6 Shares (a)	10,893	166,449

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	11,652	118,149

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,030	40,558

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,228	57,159

JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,979	323,260

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	4,758	130,644

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,804	104,550

Total U.S. Equity		1,440,827

Total Investment Companies (Cost $2,429,457)		3,042,061

Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b) (Cost $69,529)	69,529	69,529

Total Investments — 100.1% (Cost $2,498,986)		3,111,590
Liabilities in Excess of Other Assets — (0.1)%		(2,767)

NET ASSETS — 100.0%		3,108,823

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	11

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$4,831,947	$3,594,724	$2,965,429		$3,111,590
Cash	—	—	81		—
Receivables:
Fund shares sold	7,530	3,435	4,317		3,615
Dividends from affiliates	1,947	1,957	312		807

Total Assets	4,841,424	3,600,116	2,970,139		3,116,012

LIABILITIES:
Payables:
Due to custodian	259	348	—		36
Distributions	207	78	278		207
Investment securities purchased	1,563	1,517	309		682
Fund shares redeemed	6,586	3,531	3,123		4,687
Accrued liabilities:
Investment advisory fees	192	143	117		123
Distribution fees	1,250	1,186	612		699
Service fees	925	711	509		565
Custodian and accounting fees	4	5	4		4
Trustees’ and Chief Compliance Officer’s fees	—	—	—	(a)	—	(a)
Other	191	144	245		186

Total Liabilities	11,177	7,663	5,197		7,189

Net Assets	$4,830,247	$3,592,453	$2,964,942		$3,108,823

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$3,959,531	$3,138,911	$2,175,902	$2,404,114
Total distributable earnings (loss)	870,716	453,542	789,040	704,709

Total Net Assets	$4,830,247	$3,592,453	$2,964,942	$3,108,823

Net Assets:
Class A	$3,711,641	$2,368,179	$2,361,824	$2,638,469
Class C	739,141	1,081,598	190,134	230,118
Class I	312,538	141,345	401,027	225,488
Class R6	66,927	1,331	11,957	14,748

Total	$4,830,247	$3,592,453	$2,964,942	$3,108,823

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	248,914	188,145	117,360	156,319
Class C	50,468	86,374	10,271	14,103
Class I	20,914	11,158	19,440	13,612
Class R6	4,481	105	580	890

Net Asset Value (a):
Class A — Redemption price per share	$14.91	$12.59	$20.12	$16.88
Class C — Offering price per share (b)	14.65	12.52	18.51	16.32
Class I — Offering and redemption price per share	14.94	12.67	20.63	16.56
Class R6 — Offering and redemption price per share	14.94	12.66	20.62	16.56
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.61	$13.18	$21.07	$17.68

Cost of investments in affiliates	$4,085,937	$3,213,936	$2,300,732	$2,498,986

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$— (a)	$— (a)	$— (a)
Dividend income from affiliates	70,926	53,633	36,417	41,007

Total investment income	70,926	53,633	36,417	41,007

EXPENSES:
Investment advisory fees	1,195	879	706	745
Distribution fees:
Class A	4,465	2,846	2,757	3,137
Class C	2,794	4,117	706	867
Service fees:
Class A	4,465	2,846	2,757	3,137
Class C	931	1,372	235	289
Class I	482	176	522	282
Custodian and accounting fees	10	11	11	11
Interest expense to affiliates	19	—	5	—
Professional fees	39	33	29	31
Trustees’ and Chief Compliance Officer’s fees	21	19	18	18
Printing and mailing costs	166	120	126	121
Registration and filing fees	93	76	82	64
Transfer agency fees (See Note 2.D.)	197	124	264	202
Other	29	22	19	19

Total expenses	14,906	12,641	8,237	8,923

Less fees waived	(919)	(575)	(803)	(739)

Net expenses	13,987	12,066	7,434	8,184

Net investment income (loss)	56,939	41,567	28,983	32,823

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	148,532	78,992	125,852	134,128
Distributions of capital gains received from investment company affiliates	119,158	52,549	112,377	97,301
Change in net unrealized appreciation/depreciation of investments in affiliates	(79,342)	(42,507)	(52,591)	(75,233)

Net realized/unrealized gains (losses)	188,348	89,034	185,638	156,196

Change in net assets resulting from operations	$245,287	$130,601	$214,621	$189,019

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$56,939	$89,737	$41,567	$69,987
Net realized gain (loss) on investments in affiliates	148,532	37,713	78,992	10,717
Distributions of capital gains received from investment company affiliates	119,158	173,212	52,549	72,093
Change in net unrealized appreciation/depreciation of investments in affiliates	(79,342)	(54,707)	(42,507)	28,942

Change in net assets resulting from operations	245,287	245,955	130,601	181,739

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(208,107)	(232,243)	(87,188)	(119,285)
Class C	(40,427)	(50,570)	(37,601)	(58,906)
Class I	(18,037)	(34,408)	(5,387)	(8,011)
Class R6	(4,069)	(6,281)	(50)	(56)

Total distributions to shareholders	(270,640)	(323,502)	(130,226)	(186,258)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	74,359	74,192	167,742	(70,867)

NET ASSETS:
Change in net assets	49,006	(3,355)	168,117	(75,386)
Beginning of period	4,781,241	4,784,596	3,424,336	3,499,722

End of period	$4,830,247	$4,781,241	$3,592,453	$3,424,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28,983	$35,452	$32,823	$46,287
Net realized gain (loss) on investments in affiliates	125,852	14,651	134,128	18,602
Distributions of capital gains received from investment company affiliates	112,377	164,537	97,301	139,926
Change in net unrealized appreciation/depreciation of investments in affiliates	(52,591)	(85,789)	(75,233)	(58,395)

Change in net assets resulting from operations	214,621	128,851	189,019	146,420

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(174,017)	(144,207)	(169,732)	(172,898)
Class C	(14,895)	(14,542)	(14,778)	(17,650)
Class I	(29,461)	(31,959)	(15,244)	(18,084)
Class R6	(896)	(635)	(999)	(131)

Total distributions to shareholders	(219,269)	(191,343)	(200,753)	(208,763)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	183,516	146,730	214,773	78,414

NET ASSETS:
Change in net assets	178,868	84,238	203,039	16,071
Beginning of period	2,786,074	2,701,836	2,905,784	2,889,713

End of period	$2,964,942	$2,786,074	$3,108,823	$2,905,784

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$410,963	$419,952	$351,984	$294,066
Distributions reinvested	207,304	231,262	86,879	118,802
Cost of shares redeemed	(343,591)	(575,307)	(241,218)	(414,742)

Change in net assets resulting from Class A capital transactions	$274,676	$75,907	$197,645	$(1,874)

Class C
Proceeds from shares issued	$44,793	$129,028	$78,674	$143,401
Distributions reinvested	40,179	50,322	37,451	58,642
Cost of shares redeemed	(99,736)	(197,314)	(148,955)	(273,784)

Change in net assets resulting from Class C capital transactions	$(14,764)	$(17,964)	$(32,830)	$(71,741)

Class I
Proceeds from shares issued	$29,989	$106,093	$12,525	$31,399
Distributions reinvested	17,742	34,018	5,255	7,805
Cost of shares redeemed	(213,881)	(126,231)	(15,189)	(37,283)

Change in net assets resulting from Class I capital transactions	$(166,150)	$13,880	$2,591	$1,921

Class R6
Proceeds from shares issued	$348	$434	$297	$825
Distributions reinvested	4,068	6,281	50	56
Cost of shares redeemed	(23,819)	(4,346)	(11)	(54)

Change in net assets resulting from Class R6 capital transactions	$(19,403)	$2,369	$336	$827

Total change in net assets resulting from capital transactions	$74,359	$74,192	$167,742	$(70,867)

SHARE TRANSACTIONS:
Class A
Issued	27,155	28,470	27,731	23,834
Reinvested	13,858	16,469	6,880	9,899
Redeemed	(22,713)	(38,906)	(19,005)	(33,557)

Change in Class A Shares	18,300	6,033	15,606	176

Class C
Issued	3,012	8,765	6,231	11,611
Reinvested	2,737	3,662	2,984	4,929
Redeemed	(6,716)	(13,554)	(11,804)	(22,262)

Change in Class C Shares	(967)	(1,127)	(2,589)	(5,722)

Class I
Issued	1,982	7,190	981	2,514
Reinvested	1,183	2,415	413	645
Redeemed	(14,085)	(8,512)	(1,189)	(2,999)

Change in Class I Shares	(10,920)	1,093	205	160

Class R6
Issued	23	29	24	63
Reinvested	271	446	4	5
Redeemed	(1,574)	(303)	(1)	(4)

Change in Class R6 Shares	(1,280)	172	27	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$253,276	$295,028	$279,861	$294,835
Distributions reinvested	172,675	143,072	168,717	171,732
Cost of shares redeemed	(189,632)	(311,300)	(230,825)	(373,201)

Change in net assets resulting from Class A capital transactions	$236,319	$126,800	$217,753	$93,366

Class C
Proceeds from shares issued	$11,307	$34,224	$12,381	$35,286
Distributions reinvested	14,722	14,397	14,649	17,483
Cost of shares redeemed	(26,420)	(55,653)	(33,163)	(68,604)

Change in net assets resulting from Class C capital transactions	$(391)	$(7,032)	$(6,133)	$(15,835)

Class I
Proceeds from shares issued	$33,334	$82,376	$14,381	$35,550
Distributions reinvested	28,659	31,144	14,774	17,565
Cost of shares redeemed	(116,064)	(88,944)	(26,867)	(64,882)

Change in net assets resulting from Class I capital transactions	$(54,071)	$24,576	$2,288	$(11,767)

Class R6
Proceeds from shares issued	$1,861	$3,044	$93	$12,753
Distributions reinvested	895	634	999	131
Cost of shares redeemed	(1,097)	(1,292)	(227)	(234)

Change in net assets resulting from Class R6 capital transactions	$1,659	$2,386	$865	$12,650

Total change in net assets resulting from capital transactions	$183,516	$146,730	$214,773	$78,414

SHARE TRANSACTIONS:
Class A
Issued	12,455	15,030	16,349	17,769
Reinvested	8,582	7,926	9,983	11,040
Redeemed	(9,347)	(15,769)	(13,506)	(22,350)

Change in Class A Shares	11,690	7,187	12,826	6,459

Class C
Issued	601	1,838	746	2,154
Reinvested	796	861	898	1,166
Redeemed	(1,407)	(3,007)	(2,005)	(4,230)

Change in Class C Shares	(10)	(308)	(361)	(910)

Class I
Issued	1,604	4,074	856	2,158
Reinvested	1,389	1,682	891	1,147
Redeemed	(5,575)	(4,427)	(1,598)	(4,001)

Change in Class I Shares	(2,582)	1,329	149	(696)

Class R6
Issued	89	152	6	808
Reinvested	44	34	60	8
Redeemed	(53)	(66)	(14)	(14)

Change in Class R6 Shares	80	120	52	802

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$15.00	$0.19	(g)	$0.59	$0.78	$(0.18)	$(0.69)	$(0.87)
Year Ended June 30, 2019	15.30	0.29	(g)	0.46	0.75	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2018	15.37	0.24	(g)	0.72	0.96	(0.29)	(0.74)	(1.03)
Year Ended June 30, 2017	14.33	0.23	(g)	1.33	1.56	(0.24)	(0.28)	(0.52)
Year Ended June 30, 2016	15.12	0.22	(g)	(0.29)	(0.07)	(0.25)	(0.47)	(0.72)
Year Ended June 30, 2015	15.25	0.19		0.24	0.43	(0.28)	(0.28)	(0.56)

Class C
Six Months Ended December 31, 2019 (Unaudited)	14.74	0.14	(g)	0.60	0.74	(0.14)	(0.69)	(0.83)
Year Ended June 30, 2019	15.06	0.21	(g)	0.44	0.65	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2018	15.14	0.14	(g)	0.73	0.87	(0.21)	(0.74)	(0.95)
Year Ended June 30, 2017	14.13	0.14	(g)	1.30	1.44	(0.15)	(0.28)	(0.43)
Year Ended June 30, 2016	14.92	0.14	(g)	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)

Class I
Six Months Ended December 31, 2019 (Unaudited)	15.02	0.18	(g)	0.63	0.81	(0.20)	(0.69)	(0.89)
Year Ended June 30, 2019	15.33	0.33	(g)	0.45	0.78	(0.41)	(0.68)	(1.09)
Year Ended June 30, 2018	15.39	0.28	(g)	0.73	1.01	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2017	14.35	0.27	(g)	1.33	1.60	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2016	15.14	0.26	(g)	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	15.02	0.21	(g)	0.62	0.83	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2019	15.32	0.36	(g)	0.45	0.81	(0.43)	(0.68)	(1.11)
July 31, 2017 (h) through June 30, 2018	15.63	0.29	(g)	0.50	0.79	(0.36)	(0.74)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$14.91	5.29%	$3,711,641	0.53%	2.49%	0.58%	13%
15.00	5.52	3,458,135	0.52	1.98	0.60	12
15.30	6.30	3,436,111	0.52	1.54	0.63	9
15.37	11.09	3,430,816	0.52	1.55	0.65	4
14.33	(0.40)	3,836,242	0.46	1.55	0.67	12
15.12	2.89	4,018,244	0.34	1.26	0.66	10

14.65	5.10	739,141	1.07	1.88	1.07	13
14.74	4.89	758,346	1.08	1.42	1.10	12
15.06	5.71	791,718	1.09	0.89	1.13	9
15.14	10.40	1,071,522	1.09	0.97	1.15	4
14.13	(0.95)	1,155,896	1.01	1.00	1.16	12
14.92	2.45	1,195,830	0.80	0.81	1.16	10

14.94	5.44	312,538	0.28	2.38	0.32	13
15.02	5.71	478,250	0.27	2.24	0.35	12
15.33	6.62	471,153	0.27	1.76	0.37	9
15.39	11.36	469,758	0.27	1.80	0.38	4
14.35	(0.15)	408,797	0.20	1.83	0.39	12
15.14	3.15	353,402	0.08	1.51	0.40	10

14.94	5.58	66,927	0.06	2.76	0.07	13
15.02	5.96	86,510	0.09	2.40	0.10	12
15.32	5.07	85,614	0.12	2.03	0.12	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$12.58	$0.16	(g)	$0.33	$0.49	$(0.16)	$(0.32)	$(0.48)
Year Ended June 30, 2019	12.61	0.28	(g)	0.41	0.69	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2018	12.80	0.24	(g)	0.24	0.48	(0.26)	(0.41)	(0.67)
Year Ended June 30, 2017	12.36	0.23	(g)	0.61	0.84	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2016	12.78	0.22	(g)	(0.11)	0.11	(0.23)	(0.30)	(0.53)
Year Ended June 30, 2015	13.00	0.19		0.05	0.24	(0.22)	(0.24)	(0.46)

Class C
Six Months Ended December 31, 2019 (Unaudited)	12.52	0.12	(g)	0.32	0.44	(0.12)	(0.32)	(0.44)
Year Ended June 30, 2019	12.55	0.21	(g)	0.41	0.62	(0.25)	(0.40)	(0.65)
Year Ended June 30, 2018	12.75	0.16	(g)	0.24	0.40	(0.19)	(0.41)	(0.60)
Year Ended June 30, 2017	12.30	0.15	(g)	0.62	0.77	(0.15)	(0.17)	(0.32)
Year Ended June 30, 2016	12.73	0.15	(g)	(0.12)	0.03	(0.16)	(0.30)	(0.46)
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)

Class I
Six Months Ended December 31, 2019 (Unaudited)	12.66	0.18	(g)	0.32	0.50	(0.17)	(0.32)	(0.49)
Year Ended June 30, 2019	12.69	0.31	(g)	0.41	0.72	(0.35)	(0.40)	(0.75)
Year Ended June 30, 2018	12.87	0.27	(g)	0.25	0.52	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2017	12.42	0.26	(g)	0.62	0.88	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2016	12.84	0.25	(g)	(0.11)	0.14	(0.26)	(0.30)	(0.56)
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	12.65	0.20	(g)	0.32	0.52	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2019	12.68	0.35	(g)	0.38	0.73	(0.36)	(0.40)	(0.76)
July 31, 2017 (h) through June 30, 2018	13.00	0.24	(g)	0.14	0.38	(0.29)	(0.41)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$12.59	3.92%	$2,368,179	0.53%	2.55%	0.58%	8%
12.58	5.80	2,170,888	0.52	2.25	0.60	10
12.61	3.76	2,173,957	0.52	1.85	0.64	6
12.80	6.92	2,081,812	0.52	1.80	0.65	6
12.36	0.97	2,411,763	0.46	1.76	0.66	12
12.78	1.89	2,554,155	0.34	1.46	0.66	11

12.52	3.58	1,081,598	1.07	1.95	1.07	8
12.52	5.24	1,113,797	1.08	1.69	1.10	10
12.55	3.09	1,188,675	1.10	1.21	1.13	6
12.75	6.40	1,573,159	1.10	1.22	1.15	6
12.30	0.34	1,740,461	1.01	1.21	1.16	12
12.73	1.44	1,831,636	0.79	1.02	1.16	11

12.67	4.02	141,345	0.28	2.77	0.33	8
12.66	6.03	138,655	0.27	2.51	0.36	10
12.69	4.08	136,915	0.27	2.09	0.39	6
12.87	7.22	135,687	0.27	2.05	0.40	6
12.42	1.22	135,832	0.21	2.02	0.41	12
12.84	2.13	130,507	0.09	1.71	0.40	11

12.66	4.13	1,331	0.08	3.12	0.08	8
12.65	6.19	996	0.12	2.78	0.12	10
12.68	2.95	175	0.14	2.09	0.15	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$20.15	$0.21	$1.35	$1.56	$(0.20)	$(1.39)	$(1.59)
Year Ended June 30, 2019	20.80	0.27	0.55	0.82	(0.46)	(1.01)	(1.47)
Year Ended June 30, 2018	20.38	0.19	2.04	2.23	(0.37)	(1.44)	(1.81)
Year Ended June 30, 2017	18.04	0.18	3.19	3.37	(0.19)	(0.84)	(1.03)
Year Ended June 30, 2016	19.95	0.17	(0.89)	(0.72)	(0.24)	(0.95)	(1.19)
Year Ended June 30, 2015	19.59	0.15	0.91	1.06	(0.39)	(0.31)	(0.70)

Class C
Six Months Ended December 31, 2019 (Unaudited)	18.67	0.14	1.25	1.39	(0.16)	(1.39)	(1.55)
Year Ended June 30, 2019	19.43	0.14	0.51	0.65	(0.40)	(1.01)	(1.41)
Year Ended June 30, 2018	19.20	0.04	1.95	1.99	(0.32)	(1.44)	(1.76)
Year Ended June 30, 2017	17.10	0.06	3.01	3.07	(0.13)	(0.84)	(0.97)
Year Ended June 30, 2016	19.01	0.07	(0.85)	(0.78)	(0.18)	(0.95)	(1.13)
Year Ended June 30, 2015	18.75	0.05	0.87	0.92	(0.35)	(0.31)	(0.66)

Class I
Six Months Ended December 31, 2019 (Unaudited)	20.62	0.22	1.40	1.62	(0.22)	(1.39)	(1.61)
Year Ended June 30, 2019	21.24	0.32	0.58	0.90	(0.51)	(1.01)	(1.52)
Year Ended June 30, 2018	20.77	0.24	2.09	2.33	(0.42)	(1.44)	(1.86)
Year Ended June 30, 2017	18.37	0.23	3.25	3.48	(0.24)	(0.84)	(1.08)
Year Ended June 30, 2016	20.29	0.23	(0.91)	(0.68)	(0.29)	(0.95)	(1.24)
Year Ended June 30, 2015	19.91	0.20	0.93	1.13	(0.44)	(0.31)	(0.75)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	20.61	0.27	1.37	1.64	(0.24)	(1.39)	(1.63)
Year Ended June 30, 2019	21.23	0.36	0.57	0.93	(0.54)	(1.01)	(1.55)
July 31, 2017 (h) through June 30, 2018	21.25	0.29	1.58	1.87	(0.45)	(1.44)	(1.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$20.12	7.83%	$2,361,824	0.53%	2.10%	0.59%	15%
20.15	4.89	2,129,765	0.52	1.33	0.62	7
20.80	11.02	2,048,525	0.52	0.88	0.67	11
20.38	19.19	1,937,119	0.52	0.93	0.70	8
18.04	(3.54)	1,893,308	0.47	0.93	0.72	8
19.95	5.51	1,994,792	0.38	0.74	0.71	10

18.51	7.52	190,134	1.09	1.44	1.09	15
18.67	4.31	191,971	1.09	0.77	1.12	7
19.43	10.41	205,740	1.10	0.20	1.16	11
19.20	18.47	274,389	1.09	0.35	1.19	8
17.10	(4.05)	270,007	1.02	0.39	1.21	8
19.01	4.97	268,270	0.85	0.26	1.21	10

20.63	7.96	401,027	0.28	2.13	0.33	15
20.62	5.18	454,039	0.27	1.59	0.36	7
21.24	11.33	439,498	0.27	1.11	0.39	11
20.77	19.46	346,558	0.27	1.17	0.39	8
18.37	(3.28)	283,616	0.20	1.21	0.40	8
20.29	5.80	260,097	0.10	1.01	0.42	10

20.62	8.06	11,957	0.11	2.56	0.11	15
20.61	5.35	10,299	0.11	1.77	0.12	7
21.23	8.90	8,073	0.14	1.45	0.27	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$16.94	$0.19	$0.90	$1.09	$(0.18)	$(0.97)	$(1.15)
Year Ended June 30, 2019	17.41	0.28	0.52	0.80	(0.40)	(0.87)	(1.27)
Year Ended June 30, 2018	17.37	0.22	1.27	1.49	(0.33)	(1.12)	(1.45)
Year Ended June 30, 2017	15.79	0.22	2.07	2.29	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2016	17.02	0.21	(0.58)	(0.37)	(0.25)	(0.61)	(0.86)
Year Ended June 30, 2015	17.11	0.19	0.44	0.63	(0.33)	(0.39)	(0.72)

Class C
Six Months Ended December 31, 2019 (Unaudited)	16.41	0.13	0.89	1.02	(0.14)	(0.97)	(1.11)
Year Ended June 30, 2019	16.92	0.18	0.49	0.67	(0.31)	(0.87)	(1.18)
Year Ended June 30, 2018	16.91	0.10	1.26	1.36	(0.23)	(1.12)	(1.35)
Year Ended June 30, 2017	15.39	0.12	2.01	2.13	(0.13)	(0.48)	(0.61)
Year Ended June 30, 2016	16.62	0.12	(0.57)	(0.45)	(0.17)	(0.61)	(0.78)
Year Ended June 30, 2015	16.72	0.11	0.44	0.55	(0.26)	(0.39)	(0.65)

Class I
Six Months Ended December 31, 2019 (Unaudited)	16.64	0.21	0.88	1.09	(0.20)	(0.97)	(1.17)
Year Ended June 30, 2019	17.14	0.32	0.50	0.82	(0.45)	(0.87)	(1.32)
Year Ended June 30, 2018	17.11	0.26	1.26	1.52	(0.37)	(1.12)	(1.49)
Year Ended June 30, 2017	15.57	0.25	2.04	2.29	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2016	16.80	0.25	(0.58)	(0.33)	(0.29)	(0.61)	(0.90)
Year Ended June 30, 2015	16.89	0.23	0.44	0.67	(0.37)	(0.39)	(0.76)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	16.64	0.23	0.88	1.11	(0.22)	(0.97)	(1.19)
Year Ended June 30, 2019	17.13	0.26	0.59	0.85	(0.47)	(0.87)	(1.34)
July 31, 2017 (h) through June 30, 2018	17.44	0.22	0.99	1.21	(0.40)	(1.12)	(1.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$16.88	6.50%	$2,638,469	0.53%	2.24%	0.58%	14%
16.94	5.45	2,430,409	0.52	1.67	0.61	12
17.41	8.67	2,386,397	0.52	1.25	0.66	11
17.37	14.82	2,348,659	0.52	1.30	0.67	7
15.79	(2.06)	2,489,097	0.46	1.33	0.69	13
17.02	3.78	2,659,305	0.36	1.11	0.69	9

16.32	6.24	230,118	1.08	1.61	1.08	14
16.41	4.78	237,376	1.09	1.11	1.11	12
16.92	8.10	260,085	1.10	0.57	1.14	11
16.91	14.17	385,447	1.10	0.73	1.17	7
15.39	(2.63)	414,439	1.02	0.79	1.19	13
16.62	3.37	430,037	0.82	0.65	1.19	9

16.56	6.63	225,488	0.28	2.43	0.32	14
16.64	5.62	224,050	0.27	1.93	0.36	12
17.14	9.02	242,612	0.27	1.49	0.39	11
17.11	15.07	238,466	0.27	1.53	0.39	7
15.57	(1.82)	238,427	0.20	1.60	0.40	13
16.80	4.11	244,290	0.09	1.38	0.41	9

16.56	6.74	14,748	0.07	2.68	0.07	14
16.64	5.85	13,949	0.08	1.60	0.09	12
17.13	7.04	619	0.13	1.42	0.14	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Investor Balanced Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified

(1)	Class T Shares had no assets from the close of business on June 5, 2018 and are not offered to the public.

The investment objective of the JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares or Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Investor Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,831,947	$—	$—	$4,831,947

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,594,724	$—	$—	$3,594,724

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,965,429	$—	$—	$2,965,429

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,111,590	$—	$—	$3,111,590

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Investor Balanced Fund

	For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,022,269	$74,100	$71,576	$1,973	$3,236	$1,030,002	86,993	$14,472	$4,772
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	494,130	15,637	27,844	695	1,881	484,499	57,337	7,975	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	72,339	—	70,683	12	(1,668)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	48,363	1,209	2,866	48	38	46,792	5,706	1,209	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	103,229	985	3,850	234	7,951	108,549	3,323	985	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	70,650	—	—	5,976	76,626	4,274	559	154
JPMorgan Equity Income Fund Class R6 Shares (a)	102,579	33,034	—	—	8,679	144,292	7,422	1,315	1,427
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	83,133	2,561	6,257	(452)	3,175	82,160	3,217	2,561	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	99,110	2,366	7,171	(576)	162	93,891	10,318	2,366	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	165,104	16,006	20,179	707	(1,701)	159,937	7,481	3,956	12,050
JPMorgan High Yield Fund Class R6 Shares (a)	144,086	4,329	5,275	2	828	143,970	19,803	4,330	—
JPMorgan Income Fund Class R6 Shares (a)	86,074	11,997	4,796	46	769	94,090	9,770	2,372	23
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	69,859	875	—	—	619	71,353	6,907	875	—
JPMorgan International Equity Fund Class R6 Shares (a)	57,620	1,876	2,848	411	1,498	58,557	3,270	1,816	60
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	250,550	7,448	14,307	(313)	9,306	252,684	13,748	7,448	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	305,956	—	313,643	135,098	(127,411)	—	—	—	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	162,805	19,929	12,963	2,352	(6,986)	165,137	3,009	1,826	18,103
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	156,297	119,812	8,195	1,884	(10,648)	259,150	6,166	681	28,563
JPMorgan Large Cap Value Fund Class R6 Shares (a)	110,175	7,036	1,916	60	11,237	126,592	8,285	1,114	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	204,605	7,436	6,714	52	(45)	205,334	20,330	2,646	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	157,807	14,760	8,633	(908)	3,387	166,413	16,412	2,268	7,791
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	41,715	2,999	1,452	30	356	43,648	1,108	—	2,998
JPMorgan Small Cap Value Fund Class R6 Shares (a)	48,829	7,918	1,439	(300)	1,211	56,219	2,192	459	2,759
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	88,125	1,186	2,878	(113)	(112)	86,208	7,503	1,185	—
JPMorgan Systematic Alpha Fund Class R6 Shares (a)	72,859	1,564	1,429	(128)	(1,186)	71,680	5,153	1,563	—	(b)
JPMorgan U.S. Equity Fund Class R6 Shares (a)	419,721	53,430	50,519	7,487	436	430,555	26,610	2,596	36,733
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c)	75,914	193,590	175,087	—	—	94,417	94,417	734	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	88,302	—	—	5,064	93,366	3,400	409	314
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	42,039	823	—	—	(2)	42,860	4,351	823	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	98,936	43,032	3,841	231	4,608	142,966	3,835	2,383	3,411

Total	$4,784,228	$804,890	$826,361	$148,532	$(79,342)	$4,831,947		$70,926	$119,158

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

Investor Conservative Growth Fund

	For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,063,660	$51,919	$13,013	$370	$4,121	$1,107,057	93,501	$15,506	$5,178
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	449,252	10,363	—	—	2,089	461,704	54,640	7,517	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	40,505	—	39,576	566	(1,495)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	35,823	900	1,722	27	30	35,058	4,275	900	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	52,237	499	—	—	4,141	56,877	1,741	498	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	39,598	—	—	3,348	42,946	2,395	313	87
JPMorgan Equity Income Fund Class R6 Shares (a)	56,914	21,320	3,527	384	4,457	79,548	4,092	729	801
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	25,239	794	1,380	(55)	865	25,463	997	794	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	79,278	1,973	1,033	(108)	(234)	79,876	8,778	1,973	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	46,301	4,377	5,234	328	(583)	45,189	2,114	1,096	3,282
JPMorgan Government Bond Fund Class R6 Shares (a)	37,739	4,704	—	—	135	42,578	3,968	496	—
JPMorgan High Yield Fund Class R6 Shares (a)	100,446	8,048	—	—	600	109,094	15,006	3,243	—
JPMorgan Income Fund Class R6 Shares (a)	104,309	2,705	—	—	878	107,892	11,204	2,677	26
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	62,568	784	—	—	555	63,907	6,187	784	—
JPMorgan International Equity Fund Class R6 Shares (a)	27,175	892	1,035	125	762	27,919	1,559	866	28
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	125,255	5,576	5,929	(49)	4,746	129,599	7,051	3,841	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	156,000	—	160,464	74,295	(69,831)	—	—	—	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	81,748	10,439	3,897	192	(2,814)	85,668	1,561	955	9,484
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	43,152	68,989	7,425	364	(3,798)	101,282	2,410	271	11,456
JPMorgan Large Cap Value Fund Class R6 Shares (a)	20,665	14,517	2,103	208	2,603	35,890	2,349	268	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	289,258	13,724	—	—	(21)	302,961	29,996	3,859	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	44,919	6,565	1,780	(12)	913	50,605	4,991	690	2,454
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	34,234	2,460	3,207	170	90	33,747	857	—	2,461
JPMorgan Small Cap Value Fund Class R6 Shares (a)	27,792	5,343	1,780	(211)	766	31,910	1,244	266	1,655
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	64,851	889	—	—	(168)	65,572	5,707	890	—
JPMorgan Systematic Alpha Fund Class R6 Shares (a)	71,049	1,517	1,721	(154)	(1,122)	69,569	5,001	1,517	—	(b)
JPMorgan U.S. Equity Fund Class R6 Shares (a)	153,308	24,865	20,465	2,071	1,310	161,089	9,956	981	13,621
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c)	43,626	104,612	71,978	—	—	76,260	76,260	531	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	52,781	716	18	3,002	55,085	2,006	244	188
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	33,730	660	—	—	(2)	34,388	3,491	660	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	53,069	23,117	2,808	463	2,150	75,991	2,038	1,268	1,828

Total	$3,424,102	$484,930	$350,793	$78,992	$(42,507)	$3,594,724		$53,633	$52,549

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Investor Growth Fund

	For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$223,027	$7,444	$4,222	$65	$928	$227,242	19,193	$3,270	$1,073
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	35,663	595	—	—	167	36,425	4,311	596	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	59,679	—	58,313	(1,353)	(13)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,981	339	—	—	16	13,336	1,626	339	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	74,707	712	—	—	5,923	81,342	2,490	713	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	58,326	—	—	4,933	63,259	3,528	461	127
JPMorgan Equity Income Fund Class R6 Shares (a)	55,107	33,834	—	—	5,298	94,239	4,848	790	932
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	84,747	2,819	—	—	2,881	90,447	3,541	2,819	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	13,449	340	—	—	(59)	13,730	1,509	338	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	88,852	8,978	1,407	(76)	(525)	95,822	4,482	2,287	6,692
JPMorgan High Yield Fund Class R6 Shares (a)	49,717	4,112	1,689	7	290	52,437	7,213	1,575	—
JPMorgan International Equity Fund Class R6 Shares (a)	120,554	3,723	11,568	483	3,168	116,360	6,497	3,609	116
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	195,505	6,160	—	—	7,309	208,974	11,370	6,159	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	87,466	369	—	—	6,735	94,570	4,146	369	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	305,094	—	313,003	128,036	(120,127)	—	—	—	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	139,445	18,059	—	—	(4,552)	152,952	2,787	1,677	16,381
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	248,829	100,534	—	—	(11,607)	337,756	8,036	883	37,021
JPMorgan Large Cap Value Fund Class R6 Shares (a)	255,817	2,534	—	—	25,508	283,859	18,577	2,534	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	151,149	9,401	7,036	(1,046)	3,061	155,529	15,338	2,120	7,282
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	43,329	3,011	1,407	191	179	45,303	1,150	—	3,012
JPMorgan Small Cap Value Fund Class R6 Shares (a)	43,641	13,830	—	—	1,253	58,724	2,289	475	2,882
JPMorgan Systematic Alpha Fund Class R6 Shares (a)	19,762	309	5,636	(455)	196	14,176	1,019	309	—	(b)
JPMorgan U.S. Equity Fund Class R6 Shares (a)	371,400	36,490	—	—	5,570	413,460	25,554	2,371	34,119
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c)	51,367	131,655	109,553	—	—	73,469	73,469	506	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	139,993	—	—	8,016	148,009	5,390	648	498
JPMorgan Value Advantage Fund Class R6 Shares (a)	54,788	36,360	—	—	2,861	94,009	2,522	1,569	2,242

Total	$2,786,075	$619,927	$513,834	$125,852	$(52,591)	$2,965,429		$36,417	$112,377

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

Investor Growth & Income Fund

	For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$463,773	$47,975	$12,865	$308	$1,758	$500,949	42,310	$6,820	$2,254
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	189,282	3,164	—	—	885	193,331	22,879	3,164	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	51,555	—	50,373	310	(1,492)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,230	372	—	—	18	14,620	1,783	372	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	67,416	643	—	—	5,345	73,404	2,247	643	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	50,408	—	—	4,263	54,671	3,049	399	110
JPMorgan Equity Income Fund Class R6 Shares (a)	60,205	40,243	—	—	5,918	106,366	5,472	880	1,052
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	67,904	2,160	2,938	(351)	2,558	69,333	2,715	2,161	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	44,786	1,127	—	—	(193)	45,720	5,024	1,127	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	114,167	11,483	4,514	198	(966)	120,368	5,630	2,925	8,557
JPMorgan High Yield Fund Class R6 Shares (a)	82,635	2,546	—	—	476	85,657	11,782	2,546	—
JPMorgan Income Fund Class R6 Shares (a)	29,419	762	—	—	248	30,429	3,160	755	7
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	38,526	483	—	—	341	39,350	3,809	483	—
JPMorgan International Equity Fund Class R6 Shares (a)	59,410	1,979	1,469	178	1,785	61,883	3,455	1,919	61
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	152,749	9,131	3,589	(186)	6,243	164,348	8,942	4,844	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	41,989	178	—	—	3,233	45,400	1,990	177	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	281,749	—	289,814	130,120	(122,055)	—	—	—	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	89,987	12,509	878	109	(3,013)	98,714	1,798	1,082	10,572
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	201,436	124,490	20,729	1,795	(12,014)	294,978	7,018	787	33,354
JPMorgan Large Cap Value Fund Class R6 Shares (a)	152,478	4,346	5,734	505	14,854	166,449	10,893	1,500	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	43,271	570	—	—	—	43,841	4,341	570	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	109,487	7,142	—	—	1,520	118,149	11,652	1,610	5,532
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	39,253	2,821	1,837	1	320	40,558	1,030	—	2,821
JPMorgan Small Cap Value Fund Class R6 Shares (a)	47,232	8,950	—	—	977	57,159	2,228	467	2,805
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	26,387	361	—	—	(68)	26,680	2,322	362	—
JPMorgan Systematic Alpha Fund Class R6 Shares (a)	33,150	682	2,025	(156)	(401)	31,250	2,247	682	—	(b)
JPMorgan U.S. Equity Fund Class R6 Shares (a)	302,258	37,673	21,948	1,297	3,980	323,260	19,979	1,913	27,242
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c)	42,608	96,053	69,132	—	—	69,529	69,529	503	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	123,564	—	—	7,080	130,644	4,758	572	439
JPMorgan Value Advantage Fund Class R6 Shares (a)	58,138	43,245	—	—	3,167	104,550	2,804	1,744	2,495

Total	$2,905,480	$635,060	$487,845	$134,128	$(75,233)	$3,111,590		$41,007	$97,301

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Total
Investor Balanced Fund
Transfer agency fees	$169	$20	$8	$—	(a)	$197
Investor Conservative Growth Fund
Transfer agency fees	97	17	10	—	(a)	124
Investor Growth Fund
Transfer agency fees	230	19	13	2		264
Investor Growth & Income Fund
Transfer agency fees	186	10	6	—	(a)	202

(a)	Amount rounds to less than one thousand.

The Funds invest in other J.P. Morgan Funds and, as a result, bore a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a fee for these services.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class T Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class T
0.25%	0.75%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A and Class T Shares and the CDSC from redemptions of Class C Shares and certain Class A and Class T Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$167	$—	(a)
Investor Conservative Growth Fund	114	—	(a)
Investor Growth Fund	86	—	(a)
Investor Growth & Income Fund	86	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C	Class I		Class R6	Class T
Investor Balanced Fund	0.55	%(1)	1.10%	0.30	%(1)	0.15%	0.55	%(1)
Investor Conservative Growth Fund	0.55	(1)	1.10	0.30	(1)	0.15	0.55	(1)
Investor Growth Fund	0.55	(1)	1.10	0.30	(1)	0.15	0.55	(1)
Investor Growth & Income Fund	0.55	(1)	1.10	0.30	(1)	0.15	0.55	(1)

(1)	Prior to November 1, 2019, the contractual expense limitation for Class A, Class I, and Class T Shares was 0.52%, 0.27% and 0.52%, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2019 and are in place until at least October 31, 2020.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I and Class T Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class I and Class T Shares. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Service Fees	Total
Investor Balanced Fund	$2	$867	$869
Investor Conservative Growth Fund	1	538	539
Investor Growth Fund	1	766	767
Investor Growth & Income Fund	1	703	704

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2019 were as follows (amounts in thousands):

Investor Balanced Fund	$50
Investor Conservative Growth Fund	36
Investor Growth Fund	36
Investor Growth & Income Fund	35

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 381-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$611,300	$651,274
Investor Conservative Growth Fund	380,318	278,814
Investor Growth Fund	488,272	404,282
Investor Growth & Income Fund	539,007	418,714

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,085,937	$760,371	$14,361	$746,010
Investor Conservative Growth Fund	3,213,936	393,631	12,843	380,788
Investor Growth Fund	2,300,732	665,995	1,298	664,697
Investor Growth & Income Fund	2,498,986	617,571	4,967	612,604

As of June 30, 2019, the Funds did not have any net capital loss carryforwards.

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (“SEC”) (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at December 31, 2019. Average borrowings from the Facility during the six month ended December 31, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Investor Balanced Fund	$90,299	2.59%	3	$19
Investor Growth Fund	25,311	2.59	3	5

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts, which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	1	78.7%	—	—
Investor Conservative Growth Fund	1	82.4	—	—
Investor Growth Fund	1	62.0	—	—
Investor Growth & Income Fund	1	68.1	1	10.6%

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

As of December 31, 2019, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Market Expansion Enhanced Index Fund	51.7%
JPMorgan Systematic Alpha Fund	51.7
JPMorgan Europe Dynamic Fund	47.8
JPMorgan Limited Duration Bond Fund	45.0
JPMorgan Intrepid Growth Fund	43.4
JPMorgan Large Cap Value Fund	37.9
JPMorgan Floating Rate Income Fund	20.4
JPMorgan Inflation Managed Bond Fund	17.2
JPMorgan Small Cap Value Fund	15.3
JPMorgan International Research Enhanced Equity Fund	14.3
JPMorgan Global Research Enhanced Index Fund	10.6

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019 and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$1,052.90	$2.73	0.53%
Hypothetical	1,000.00	1,022.47	2.69	0.53
Class C
Actual	1,000.00	1,051.00	5.52	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class I
Actual	1,000.00	1,054.40	1.45	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Class R6
Actual	1,000.00	1,055.80	0.31	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06

JPMorgan Investor Conservative Growth Fund
Class A	1,000.00	1,039.20	2.72	0.53
Actual	1,000.00	1,022.47	2.69	0.53
Hypothetical
Class C	1,000.00	1,035.80	5.48	1.07
Actual	1,000.00	1,019.76	5.43	1.07
Hypothetical
Class I	1,000.00	1,040.20	1.44	0.28
Actual	1,000.00	1,023.73	1.42	0.28
Hypothetical
Class R6	1,000.00	1,041.30	0.41	0.08
Actual	1,000.00	1,024.73	0.41	0.08
Hypothetical

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$1,078.30	$2.77	$0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Class C
Actual	1,000.00	1,075.20	5.69	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class I
Actual	1,000.00	1,079.60	1.46	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Class R6
Actual	1,000.00	1,080.60	0.58	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11

JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	1,065.00	2.75	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Class C
Actual	1,000.00	1,062.40	5.60	1.08
Hypothetical	1,000.00	1,019.71	5.48	1.08
Class I
Actual	1,000.00	1,066.30	1.45	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Class R6
Actual	1,000.00	1,067.40	0.36	0.07
Hypothetical	1,000.00	1,024.78	0.36	0.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and other J.P. Morgan Funds in which each Fund invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and /or Underlying Funds as compared to the Funds’ and /or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance for Class A shares was in the second, first, and first quintiles based upon the Peer Group, and in the second, third, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group, and in the second quintile based upon the Universe, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Investor Conservative Growth Fund’s performance for Class A shares was in the second, fourth and third quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Class I shares was in the second, second and first quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group, and in the first quintile based upon the Universe, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Investor Growth Fund’s performance for Class A shares was in the second, second and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon both the Peer Group and Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, for the

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Investor Growth & Income Fund’s performance for Class A shares was in the second, third and second quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, second and first quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Class R6 shares was in the third quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and/or Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for Class A shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares were in the second and third quintiles based upon the Peer Group, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expense were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the third and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Class I shares were in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the third and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2019	J.P. MORGAN INVESTOR FUNDS	45

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2019, the Funds elected to pass through to shareholders taxes paid to foreign countries. Income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Investor Balanced Fund	$11,944	$1,840
JPMorgan Investor Conservative Growth Fund	5,782	881
JPMorgan Investor Growth Fund	11,439	1,795
JPMorgan Investor Growth & Income Fund	8,809	1,379

46	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-INV-1219

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2019 (Unaudited)

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The team aims to capitalize on identified market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.53%
Russell 1000 Growth Index	12.27%

Net Assets as of 12/31/2019 (In Thousands)	$1,156,829

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and real estate sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Oracle Corp. and Sinclair Broadcast Group Inc. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s overweight position in Lam Research Corp. and Amgen Inc. and its out-of-Benchmark position in NXP Semiconductors NV. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers. Shares of Amgen, a developer and manufacturer of pharmaceuticals, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019 and raised its earnings forecast for the full year 2019. Shares of NXP Semiconductors, a Netherlands semiconductor manufacturer, rose after the company reported better-than-expected revenue for the third quarter of 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	9.7%
2.	Apple, Inc.	7.8
3.	Visa, Inc., Class A	3.7
4.	Amazon.com, Inc.	3.5
5.	Oracle Corp.	2.8
6.	Accenture plc, Class A	2.7
7.	Amgen, Inc.	2.5
8.	Alphabet, Inc., Class A	2.4
9.	Facebook, Inc., Class A	2.4
10.	Alphabet, Inc., Class C	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.3%
Health Care	14.7
Consumer Discretionary	13.7
Communication Services	11.6
Industrials	6.4
Consumer Staples	4.0
Real Estate	2.6
Financials	1.5
Materials	1.2
Others (each less than 1.0%)	1.2
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		3.65%	22.06%	10.66%	13.32%
Without Sales Charge		9.40	28.81	11.86	13.93
CLASS C SHARES	February 19, 2005
With CDSC***		8.13	27.18	11.31	13.36
Without CDSC		9.13	28.18	11.31	13.36
CLASS I SHARES	February 28, 2003	9.53	29.12	12.15	14.21
CLASS R2 SHARES	November 3, 2008	9.27	28.47	11.59	13.65
CLASS R5 SHARES	May 15, 2006	9.62	29.33	12.34	14.43
CLASS R6 SHARES	November 2, 2015	9.69	29.44	12.41	14.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth

Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.22%
Russell Midcap Index	7.58%

Net Assets as of 12/31/2019 (In Thousands)	$496,870

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the consumer discretionary and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Lam Research Corp., Timken Co. and Best Buy Inc. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers. Shares of Timken, a manufacturer of ball bearings and power transmission products, rose after the company issued an upbeat forecast for the full year 2019. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales for the third quarter of 2019 and forecast fourth quarter 2019 earnings that were at the high end of financial analysts’ expectations.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sinclair Broadcast Group Inc., L3Harris Technologies Inc. and Berry Global Group Inc. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of L3Harris Technologies, an aerospace and defense technology company, fell after the company lowered its earnings forecast for the full year 2019 amid a reduction in flight simulator orders from Boeing Co. Shares of Berry Global Group, a maker of engineered materials and consumer product packaging, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Timken Co. (The)	2.0%
2.	Wyndham Destinations, Inc.	1.8
3.	Ingersoll-Rand plc	1.8
4.	PulteGroup, Inc.	1.7
5.	NRG Energy, Inc.	1.7
6.	AES Corp.	1.6
7.	Vistra Energy Corp.	1.6
8.	Centene Corp.	1.5
9.	O’Reilly Automotive, Inc.	1.5
10.	Zimmer Biomet Holdings, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.3%
Industrials	14.0
Consumer Discretionary	12.5
Health Care	10.9
Financials	10.2
Real Estate	9.4
Utilities	6.1
Materials	5.4
Communication Services	5.2
Energy	3.3
Consumer Staples	2.8
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		3.35%	19.22%	5.17%	10.91%
Without Sales Charge		9.08	25.86	6.32	11.51
CLASS C SHARES	March 22, 1999
With CDSC***		7.77	24.18	5.72	10.84
Without CDSC		8.77	25.18	5.72	10.84
CLASS I SHARES	June 1, 1991	9.22	26.12	6.58	11.78
CLASS R3 SHARES	September 9, 2016	9.10	25.92	6.32	11.51
CLASS R4 SHARES	September 9, 2016	9.24	26.15	6.58	11.78
CLASS R6 SHARES	November 2, 2015	9.33	26.46	6.81	11.90

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.73%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$36,884

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the financials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Apple Inc. and its overweight positions in Cisco Systems Inc. and Travelers Co. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of Cisco Systems, a network and information technology provider, fell following two consecutive quarters of weak revenue growth. Shares of Travelers, a property and casualty insurance provider, fell after the company reported lower-than-expected earnings for the third quarter of 2019.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions Target Corp., Amgen Inc. and Lam Research Corp. Shares of Target, a retail merchandise chain, rose after the company reported better-than-expected earnings and sales for the third quarter of 2019 and raised its earnings forecast for the full-year 2019. Shares of Amgen, a developer and manufacturer of pharmaceuticals, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019 and raised its earnings forecast for the full year 2019. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.4%
2.	Verizon Communications, Inc.	3.0
3.	Bank of America Corp.	3.0
4.	Cisco Systems, Inc.	2.7
5.	Citigroup, Inc.	2.6
6.	Mastercard, Inc., Class A	2.3
7.	American Express Co.	2.3
8.	American Tower Corp.	2.3
9.	Apple, Inc.	2.3
10.	Amgen, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.9%
Health Care	13.4
Financials	13.2
Communication Services	10.2
Consumer Discretionary	9.3
Industrials	8.4
Consumer Staples	6.1
Energy	4.0
Real Estate	3.2
Utilities	3.0
Materials	2.0
Short-Term Investments	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		4.79%	22.81%	9.18%	12.47%
Without Sales Charge		10.60	29.62	10.36	13.08
CLASS C SHARES	February 19, 2005
With CDSC***		9.30	27.97	9.81	12.52
Without CDSC		10.30	28.97	9.81	12.52
CLASS I SHARES	February 28, 2003	10.73	29.93	10.64	13.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.10%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$998,731

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the financials and communication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer staples sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sinclair Broadcast Group Inc. and Travelers Cos. and its underweight position in JPMorgan Chase & Co. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of Travelers, a property and casualty insurance provider, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight position in Amgen Inc. and Lam Research Corp. and its out-of-Benchmark position in NXP Semiconductors NV. Shares of Amgen, a developer and manufacturer of pharmaceuticals, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019 and raised its earnings forecast for the full year 2019. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers. Shares of NXP Semiconductors, a Netherlands semiconductor manufacturer, rose after the company reported better-than-expected revenue for the third quarter of 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.9%
2.	Chevron Corp.	3.3
3.	Citigroup, Inc.	3.2
4.	Comcast Corp., Class A	2.8
5.	Verizon Communications, Inc.	2.2
6.	Exelon Corp.	2.1
7.	Travelers Cos., Inc. (The)	1.9
8.	Starbucks Corp.	1.8
9.	Procter & Gamble Co. (The)	1.8
10.	NXP Semiconductors NV (Netherlands)	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.1%
Health Care	13.7
Information Technology	8.3
Energy	8.3
Communication Services	8.2
Industrials	8.1
Consumer Staples	7.4
Utilities	6.1
Consumer Discretionary	5.8
Real Estate	5.2
Materials	4.0
Short-Term Investments	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		1.37%	16.40%	5.38%	10.22%
Without Sales Charge		6.98	22.86	6.53	10.82
CLASS C SHARES	February 19, 2005
With CDSC***		5.70	21.23	6.00	10.27
Without CDSC		6.70	22.23	6.00	10.27
CLASS I SHARES	February 28, 2003	7.10	23.16	6.73	11.01
CLASS R2 SHARES	November 3, 2008	6.81	22.53	6.24	10.53
CLASS R5 SHARES	May 15, 2006	7.18	23.31	6.92	11.22
CLASS R6 SHARES	November 30, 2010	7.23	23.44	7.00	11.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Aerospace & Defense — 1.3%

Northrop Grumman Corp.	43	14,722

Airlines — 1.9%

Delta Air Lines, Inc.	106	6,176

JetBlue Airways Corp. *	472	8,828

United Airlines Holdings, Inc. *	79	6,968

		21,972

Biotechnology — 6.5%

AbbVie, Inc.	187	16,530

Amgen, Inc.	121	29,084

Gilead Sciences, Inc.	277	17,987

Vertex Pharmaceuticals, Inc. *	51	11,166

		74,767

Capital Markets — 0.8%

MSCI, Inc.	35	8,907

Chemicals — 0.8%

CF Industries Holdings, Inc.	184	8,789

Communications Equipment — 2.1%

Cisco Systems, Inc.	505	24,205

Construction & Engineering — 1.2%

EMCOR Group, Inc.	50	4,289

MasTec, Inc. *	146	9,335

		13,624

Containers & Packaging — 0.4%

Crown Holdings, Inc. *	62	4,469

Electronic Equipment, Instruments & Components — 0.5%

Keysight Technologies, Inc. *	55	5,593

Entertainment — 1.6%

Live Nation Entertainment, Inc. *	137	9,756

Take-Two Interactive Software, Inc. *	76	9,341

		19,097

Equity Real Estate Investment Trusts (REITs) — 2.6%

American Tower Corp.	55	12,594

Invitation Homes, Inc.	310	9,294

SBA Communications Corp.	35	8,410

		30,298

Food & Staples Retailing — 0.6%

Walgreens Boots Alliance, Inc.	118	6,951

Food Products — 1.7%

General Mills, Inc.	203	10,878

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — continued

Hershey Co. (The)	38	5,527

Post Holdings, Inc. *	26	2,869

		19,274

Health Care Equipment & Supplies — 0.1%

Dentsply Sirona, Inc.	30	1,709

Health Care Providers & Services — 3.1%

Anthem, Inc.	39	11,870

Humana, Inc.	10	3,738

McKesson Corp.	51	7,068

UnitedHealth Group, Inc.	46	13,494

		36,170

Health Care Technology — 0.6%

Veeva Systems, Inc., Class A *	52	7,357

Hotels, Restaurants & Leisure — 2.9%

Hilton Worldwide Holdings, Inc.	79	8,795

Starbucks Corp.	277	24,337

		33,132

Household Durables — 2.0%

NVR, Inc. *	2	9,369

PulteGroup, Inc.	245	9,494

Whirlpool Corp.	29	4,278

		23,141

Household Products — 1.0%

Procter & Gamble Co. (The)	93	11,653

Independent Power and Renewable Electricity Producers — 0.4%

NRG Energy, Inc.	130	5,148

Insurance — 0.7%

Allstate Corp. (The)	10	1,147

Everest Re Group Ltd.	3	830

Lincoln National Corp.	76	4,467

Progressive Corp. (The)	25	1,774

		8,218

Interactive Media & Services — 7.1%

Alphabet, Inc., Class A *	21	28,261

Alphabet, Inc., Class C *	19	25,805

Facebook, Inc., Class A *	137	28,181

		82,247

Internet & Direct Marketing Retail — 4.9%

Amazon.com, Inc. *	22	40,560

eBay, Inc.	235	8,497

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — continued

Expedia Group, Inc.	66	7,148

		56,205

IT Services — 11.5%

Accenture plc, Class A	147	31,038

Euronet Worldwide, Inc. *	58	9,186

KBR, Inc.	300	9,144

Leidos Holdings, Inc.	97	9,515

Mastercard, Inc., Class A	49	14,691

Perspecta, Inc.	328	8,680

VeriSign, Inc. *	43	8,324

Visa, Inc., Class A	226	42,465

		133,043

Life Sciences Tools & Services — 0.8%

IQVIA Holdings, Inc. *	61	9,456

Machinery — 0.2%

Allison Transmission Holdings, Inc.	45	2,174

Media — 2.9%

Altice USA, Inc., Class A *	312	8,527

AMC Networks, Inc., Class A *	51	2,003

Comcast Corp., Class A	162	7,290

Nexstar Media Group, Inc., Class A	46	5,393

Omnicom Group, Inc.	58	4,675

Sinclair Broadcast Group, Inc., Class A	163	5,418

		33,306

Multiline Retail — 1.8%

Dollar General Corp.	36	5,537

Target Corp.	122	15,680

		21,217

Oil, Gas & Consumable Fuels — 0.7%

ConocoPhillips	13	832

HollyFrontier Corp.	139	7,054

		7,886

Pharmaceuticals — 3.5%

Allergan plc	39	7,532

Bristol-Myers Squibb Co.	291	18,673

Jazz Pharmaceuticals plc *	53	7,867

Johnson & Johnson	43	6,214

		40,286

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 1.0%

FTI Consulting, Inc. *	82	9,063

ManpowerGroup, Inc.	25	2,447

		11,510

Semiconductors & Semiconductor Equipment — 4.4%

Lam Research Corp.	79	22,953

NXP Semiconductors NV (Netherlands)	190	24,205

Universal Display Corp.	19	3,833

		50,991

Software — 14.1%

Atlassian Corp. plc, Class A *	81	9,712

Fortinet, Inc. *	91	9,758

Microsoft Corp.	709	111,738

Oracle Corp.	604	31,984

		163,192

Specialty Retail — 2.1%

AutoZone, Inc. *	8	8,935

RH *	10	2,156

Ross Stores, Inc.	119	13,819

		24,910

Technology Hardware, Storage & Peripherals — 8.7%

Apple, Inc.	306	89,784

HP, Inc.	215	4,412

Xerox Holdings Corp.	188	6,946

		101,142

Tobacco — 0.8%

Altria Group, Inc.	178	8,864

Trading Companies & Distributors — 0.9%

United Rentals, Inc. *	60	9,957

Total Common Stocks (Cost $793,694)		1,135,582

	NO. OF RIGHTS (000)
Rights — 0.0% (a)

Pharmaceuticals — 0.0% (a)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $71)	33	100

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $20,958)	20,951	20,958

Total Investments — 100.0% (Cost $814,723)		1,156,640
Other Assets Less Liabilities — 0.0% (a)		189

NET ASSETS — 100.0%		1,156,829

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 E-Mini Index	124	03/2020	USD	20,038	379

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Aerospace & Defense — 4.1%

Curtiss-Wright Corp.	42	5,917

HEICO Corp., Class A	41	3,653

Huntington Ingalls Industries, Inc.	9	2,137

L3Harris Technologies, Inc.	32	6,233

Spirit AeroSystems Holdings, Inc., Class A	19	1,414

Teledyne Technologies, Inc. *	2	797

		20,151

Air Freight & Logistics — 0.3%

XPO Logistics, Inc. *	17	1,379

Airlines — 0.1%

Alaska Air Group, Inc.	7	447

Banks — 3.4%

East West Bancorp, Inc.	16	765

Fifth Third Bancorp	73	2,241

First Horizon National Corp.	122	2,022

KeyCorp	65	1,306

Popular, Inc. (Puerto Rico)	83	4,870

Regions Financial Corp.	61	1,038

Signature Bank	22	3,005

SVB Financial Group *	6	1,406

		16,653

Biotechnology — 1.4%

BioMarin Pharmaceutical, Inc. *	12	1,032

Bluebird Bio, Inc. *	18	1,544

Incyte Corp. *	7	611

Moderna, Inc. * (a)	104	2,025

Neurocrine Biosciences, Inc. *	14	1,526

Sarepta Therapeutics, Inc. *	1	103

		6,841

Capital Markets — 2.9%

Cboe Global Markets, Inc.	10	1,224

E*TRADE Financial Corp.	6	268

Legg Mason, Inc.	35	1,267

LPL Financial Holdings, Inc.	55	5,097

MarketAxess Holdings, Inc.	3	1,137

Morningstar, Inc.	21	3,208

MSCI, Inc.	5	1,162

Raymond James Financial, Inc.	12	1,029

		14,392

Chemicals — 2.4%

Cabot Corp.	28	1,331

CF Industries Holdings, Inc.	47	2,239

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Eastman Chemical Co.	23	1,791

Huntsman Corp.	120	2,887

Valvoline, Inc.	180	3,856

		12,104

Commercial Services & Supplies — 0.2%

Copart, Inc. *	11	973

Communications Equipment — 1.2%

F5 Networks, Inc. *	41	5,754

Construction & Engineering — 0.6%

AECOM *	71	3,071

Containers & Packaging — 1.6%

Ardagh Group SA	123	2,408

Avery Dennison Corp.	21	2,734

Berry Global Group, Inc. *	54	2,584

Graphic Packaging Holding Co.	17	286

		8,012

Distributors — 1.0%

LKQ Corp. *	138	4,941

Diversified Consumer Services — 0.2%

frontdoor, Inc. *	21	984

Diversified Financial Services — 0.3%

AXA Equitable Holdings, Inc.	67	1,660

Diversified Telecommunication Services — 0.6%

CenturyLink, Inc.	242	3,197

Electric Utilities — 0.2%

Evergy, Inc.	6	410

OGE Energy Corp.	13	587

		997

Electrical Equipment — 0.5%

GrafTech International Ltd. (a)	86	994

Regal Beloit Corp.	20	1,746

		2,740

Electronic Equipment, Instruments & Components — 1.7%

Arrow Electronics, Inc. *	32	2,703

Avnet, Inc.	73	3,090

CDW Corp.	18	2,614

		8,407

Energy Equipment & Services — 0.1%

Baker Hughes Co.	29	753

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Entertainment — 1.6%

Activision Blizzard, Inc.	19	1,099

Take-Two Interactive Software, Inc. *	55	6,734

		7,833

Equity Real Estate Investment Trusts (REITs) — 9.4%

American Campus Communities, Inc.	8	376

American Homes 4 Rent, Class A	58	1,515

Brixmor Property Group, Inc.	39	838

Camden Property Trust	5	509

CyrusOne, Inc.	6	412

Douglas Emmett, Inc.	8	338

Duke Realty Corp.	86	2,975

EPR Properties	7	495

Equinix, Inc.	12	6,830

Equity LifeStyle Properties, Inc.	46	3,217

Equity Residential	23	1,845

Gaming and Leisure Properties, Inc.	79	3,414

Hudson Pacific Properties, Inc.	42	1,574

Invitation Homes, Inc.	100	2,982

Liberty Property Trust	73	4,360

Medical Properties Trust, Inc.	16	344

Mid-America Apartment Communities, Inc.	6	747

Realty Income Corp.	90	6,634

Regency Centers Corp.	3	208

Retail Properties of America, Inc., Class A	71	946

SBA Communications Corp.	3	675

SITE Centers Corp.	10	136

Sun Communities, Inc.	19	2,852

VICI Properties, Inc.	100	2,565

		46,787

Food & Staples Retailing — 0.9%

US Foods Holding Corp. *	102	4,264

Food Products — 1.9%

Archer-Daniels-Midland Co.	60	2,762

Hershey Co. (The)	16	2,352

Tyson Foods, Inc., Class A	49	4,434

		9,548

Gas Utilities — 0.6%

National Fuel Gas Co. (a)	8	377

UGI Corp.	60	2,694

		3,071

Health Care Equipment & Supplies — 3.0%

Cooper Cos., Inc. (The)	1	193

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Dentsply Sirona, Inc.	31	1,754

Hill-Rom Holdings, Inc.	18	1,987

Hologic, Inc. *	34	1,796

SmileDirectClub, Inc. * (a)	101	880

Teleflex, Inc.	3	1,205

Zimmer Biomet Holdings, Inc.	48	7,244

		15,059

Health Care Providers & Services — 4.4%

AmerisourceBergen Corp.	35	3,001

Cardinal Health, Inc.	43	2,160

Centene Corp. *	121	7,588

DaVita, Inc. *	22	1,681

McKesson Corp.	31	4,302

Premier, Inc., Class A *	82	3,095

		21,827

Hotels, Restaurants & Leisure — 3.6%

Aramark	54	2,348

Chipotle Mexican Grill, Inc. *	3	2,511

Hilton Worldwide Holdings, Inc.	37	4,082

Wyndham Destinations, Inc.	175	9,066

		18,007

Household Durables — 3.1%

Garmin Ltd.	12	1,122

Newell Brands, Inc.	258	4,963

PulteGroup, Inc.	223	8,660

Tempur Sealy International, Inc. *	6	479

		15,224

Independent Power and Renewable Electricity Producers — 4.9%

AES Corp.	397	7,898

NRG Energy, Inc.	214	8,511

Vistra Energy Corp.	338	7,775

		24,184

Insurance — 3.6%

American Financial Group, Inc.	20	2,160

American National Insurance Co.	2	212

Arch Capital Group Ltd. *	12	530

Assurant, Inc.	2	229

Assured Guaranty Ltd.	13	618

Axis Capital Holdings Ltd.	5	285

Everest Re Group Ltd.	7	2,021

Fidelity National Financial, Inc.	30	1,367

First American Financial Corp.	51	2,951

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Hanover Insurance Group, Inc. (The)	19	2,569

Hartford Financial Services Group, Inc. (The)	24	1,465

Lincoln National Corp.	4	224

Mercury General Corp.	7	341

Old Republic International Corp.	12	257

Progressive Corp. (The)	6	405

Willis Towers Watson plc	12	2,343

		17,977

Interactive Media & Services — 0.5%

Twitter, Inc. *	77	2,471

IT Services — 6.9%

Black Knight, Inc. *	41	2,671

Broadridge Financial Solutions, Inc.	25	3,101

CACI International, Inc., Class A *	28	6,975

DXC Technology Co.	46	1,744

Euronet Worldwide, Inc. *	5	803

Fidelity National Information Services, Inc.	44	6,132

Fiserv, Inc. *	33	3,758

Global Payments, Inc.	13	2,416

Leidos Holdings, Inc.	44	4,327

Sabre Corp.	116	2,610

		34,537

Leisure Products — 0.1%

Peloton Interactive, Inc., Class A * (a)	10	290

Life Sciences Tools & Services — 0.6%

Agilent Technologies, Inc.	35	2,986

Machinery — 4.8%

Allison Transmission Holdings, Inc.	41	1,996

Crane Co.	35	3,006

Ingersoll-Rand plc	67	8,852

Timken Co. (The)	175	9,871

		23,725

Media — 2.5%

Altice USA, Inc., Class A *	45	1,217

Discovery, Inc., Class C *	46	1,399

DISH Network Corp., Class A *	61	2,157

Fox Corp., Class B	58	2,104

Nexstar Media Group, Inc., Class A	12	1,348

Sinclair Broadcast Group, Inc., Class A	113	3,767

ViacomCBS, Inc.	8	346

		12,338

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 1.4%

Newmont Goldcorp Corp.	67	2,911

Reliance Steel & Aluminum Co.	11	1,258

Steel Dynamics, Inc.	76	2,580

		6,749

Multiline Retail — 1.3%

Dollar General Corp.	42	6,551

Multi-Utilities — 0.4%

CenterPoint Energy, Inc.	30	823

Consolidated Edison, Inc.	14	1,303

		2,126

Oil, Gas & Consumable Fuels — 3.2%

Cabot Oil & Gas Corp.	94	1,640

Devon Energy Corp.	90	2,330

EQT Corp.	84	911

Marathon Oil Corp.	233	3,161

Marathon Petroleum Corp.	27	1,633

PBF Energy, Inc., Class A	52	1,644

Valero Energy Corp.	9	796

Williams Cos., Inc. (The)	159	3,781

		15,896

Pharmaceuticals — 1.5%

Elanco Animal Health, Inc. *	41	1,199

Jazz Pharmaceuticals plc *	11	1,567

Mylan NV *	96	1,930

Nektar Therapeutics * (a)	66	1,431

Perrigo Co. plc	25	1,286

		7,413

Professional Services — 2.3%

CoStar Group, Inc. *	7	4,368

ManpowerGroup, Inc.	17	1,621

Nielsen Holdings plc	40	806

TransUnion	54	4,649

		11,444

Road & Rail — 0.3%

Kansas City Southern	5	827

Landstar System, Inc.	7	786

		1,613

Semiconductors & Semiconductor Equipment — 3.5%

KLA Corp.	6	1,104

Lam Research Corp.	23	6,667

Marvell Technology Group Ltd.	123	3,259

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

ON Semiconductor Corp. *	103	2,516

Xilinx, Inc.	41	3,999

		17,545

Software — 2.0%

Citrix Systems, Inc.	32	3,504

Crowdstrike Holdings, Inc., Class A *	37	1,860

Datadog, Inc., Class A *	15	578

Fair Isaac Corp. *	6	2,286

Synopsys, Inc. *	12	1,615

		9,843

Specialty Retail — 2.4%

AutoZone, Inc. *	1	834

Best Buy Co., Inc.	36	3,196

Burlington Stores, Inc. *	2	501

O’Reilly Automotive, Inc. *	17	7,330

		11,861

Technology Hardware, Storage & Peripherals — 3.0%

Dell Technologies, Inc., Class C *	125	6,430

NCR Corp. *	43	1,508

Xerox Holdings Corp.	195	7,171

		15,109

Textiles, Apparel & Luxury Goods — 0.9%

Lululemon Athletica, Inc. *	19	4,471

Thrifts & Mortgage Finance — 0.1%

MGIC Investment Corp.	22	307

Trading Companies & Distributors — 0.9%

HD Supply Holdings, Inc. *	112	4,517

Total Common Stocks (Cost $389,138)		489,029

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.9%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $4,843)	4,841	4,843

Investment of Cash Collateral from Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	2,000	2,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	2,328	2,328

TotaL Investment of Cash Collateral from Securities Loaned (Cost $4,328)		4,328

Total Short-Term Investments (Cost $9,171)		9,171

Total Investments — 100.3% (Cost $398,309)		498,200
Liabilities in Excess of Other Assets — (0.3)%		(1,330)

NET ASSETS — 100.0%		496,870

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $4,362,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P Midcap 400 E-Mini Index	63	03/2020	USD	13,006	43

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%

Airlines — 0.7%

Delta Air Lines, Inc.	4	256

Banks — 6.2%

Bank of America Corp.	32	1,111

Citigroup, Inc.	12	973

PNC Financial Services Group, Inc. (The)	1	217

		2,301

Beverages — 2.0%

PepsiCo, Inc.	5	749

Biotechnology — 6.1%

AbbVie, Inc.	8	710

Amgen, Inc.	3	841

Gilead Sciences, Inc.	11	695

		2,246

Building Products — 0.8%

Owens Corning	4	278

Chemicals — 0.8%

Axalta Coating Systems Ltd. *	10	293

Communications Equipment — 2.7%

Cisco Systems, Inc.	21	991

Construction & Engineering — 0.8%

EMCOR Group, Inc.	3	278

Consumer Finance — 3.1%

Ally Financial, Inc.	9	285

American Express Co.	7	856

		1,141

Containers & Packaging — 1.2%

Ball Corp.	5	301

Crown Holdings, Inc. *	2	135

		436

Diversified Financial Services — 0.3%

Voya Financial, Inc.	2	107

Diversified Telecommunication Services — 3.0%

Verizon Communications, Inc.	18	1,122

Electric Utilities — 2.4%

Entergy Corp.	2	181

Exelon Corp.	2	106

NextEra Energy, Inc.	2	582

		869

Energy Equipment & Services — 0.6%

Baker Hughes Co.	6	159

Halliburton Co.	3	76

		235

INVESTMENTS	SHARES (000)		VALUE ($000)

Entertainment — 1.6%

Electronic Arts, Inc. *	3		302

Take-Two Interactive Software, Inc. *	2		294

			596

Equity Real Estate Investment Trusts (REITs) — 2.3%

American Tower Corp.	4		853

Food & Staples Retailing — 0.8%

Kroger Co. (The)	10		302

Food Products — 1.5%

General Mills, Inc.	10		543

Health Care Providers & Services — 5.1%

Anthem, Inc.	2		717

Cigna Corp.	3		566

Humana, Inc.	1		198

UnitedHealth Group, Inc.	1		406

			1,887

Hotels, Restaurants & Leisure — 1.5%

Chipotle Mexican Grill, Inc. *	—	(a)	293

Darden Restaurants, Inc.	2		258

			551

Household Durables — 0.7%

PulteGroup, Inc.	7		265

Household Products — 1.8%

Procter & Gamble Co. (The)	5		661

Insurance — 3.6%

Lincoln National Corp.	4		238

Prudential Financial, Inc.	4		334

Travelers Cos., Inc. (The)	5		737

			1,309

Interactive Media & Services — 3.9%

Alphabet, Inc., Class A *	—	(a)	629

Alphabet, Inc., Class C *	1		816

			1,445

Internet & Direct Marketing Retail — 1.8%

Amazon.com, Inc. *	—	(a)	369

eBay, Inc.	8		299

			668

IT Services — 4.4%

Accenture plc, Class A	3		596

Automatic Data Processing, Inc.	1		145

Mastercard, Inc., Class A	3		863

			1,604

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Machinery — 3.5%

Cummins, Inc.	2		285

Flowserve Corp.	4		213

Ingersoll-Rand plc	4		570

Parker-Hannifin Corp.	1		226

			1,294

Media — 1.6%

Cable One, Inc.	—	(a)	179

New York Times Co. (The), Class A	4		134

Omnicom Group, Inc.	4		294

			607

Multiline Retail — 2.1%

Target Corp.	6		785

Multi-Utilities — 0.7%

CMS Energy Corp.	2		99

Sempra Energy	1		148

			247

Oil, Gas & Consumable Fuels — 3.3%

HollyFrontier Corp.	5		250

Phillips 66	5		523

Valero Energy Corp.	5		460

			1,233

Pharmaceuticals — 2.2%

Bristol-Myers Squibb Co.	11		674

Jazz Pharmaceuticals plc *	1		128

			802

Professional Services — 0.8%

FTI Consulting, Inc. *	3		292

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	5		328

Road & Rail — 1.3%

CSX Corp.	7		476

Semiconductors & Semiconductor Equipment — 4.3%

Applied Materials, Inc.	7		454

Lam Research Corp.	3		779

Texas Instruments, Inc.	3		354

			1,587

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 8.7%

Cadence Design Systems, Inc. *	4	282

Intuit, Inc.	2	555

Microsoft Corp.	15	2,365

		3,202

Specialty Retail — 2.3%

Best Buy Co., Inc.	3	290

Home Depot, Inc. (The)	3	550

		840

Technology Hardware, Storage & Peripherals — 3.8%

Apple, Inc.	3	849

HP, Inc.	13	277

Xerox Holdings Corp.	8	288

		1,414

Textiles, Apparel & Luxury Goods — 0.8%

Deckers Outdoor Corp. *	2	306

Trading Companies & Distributors — 0.6%

United Rentals, Inc. *	1	238

Total Common Stocks (Cost $27,931)		35,637

Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $1,213)	1,212	1,213

Total Investments — 99.9% (Cost $29,144)		36,850
Other Assets Less Liabilities — 0.1%		34

NET ASSETS — 100.0%		36,884

Percentages indicated are based on net assets.

(a)	Amount rounds to less than one thousand.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	7	03/2020	USD	1,131	15

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%

Aerospace & Defense — 1.6%

Northrop Grumman Corp.	37	12,555

United Technologies Corp.	23	3,414

		15,969

Airlines — 1.4%

Delta Air Lines, Inc.	112	6,550

United Airlines Holdings, Inc. *	90	7,954

		14,504

Auto Components — 0.3%

Lear Corp.	21	2,867

Automobiles — 0.3%

General Motors Co.	96	3,506

Banks — 10.7%

Bank of America Corp.	1,121	39,481

CIT Group, Inc.	84	3,833

Citigroup, Inc.	402	32,083

Citizens Financial Group, Inc.	194	7,862

Popular, Inc. (Puerto Rico)	147	8,660

Regions Financial Corp.	497	8,527

US Bancorp	104	6,148

		106,594

Beverages — 0.2%

Molson Coors Brewing Co., Class B	46	2,458

Biotechnology — 4.7%

AbbVie, Inc.	170	15,061

Amgen, Inc.	55	13,366

Biogen, Inc. *	18	5,371

Gilead Sciences, Inc.	198	12,833

		46,631

Capital Markets — 0.8%

Ameriprise Financial, Inc.	49	8,129

Chemicals — 2.3%

Axalta Coating Systems Ltd. *	178	5,402

CF Industries Holdings, Inc.	166	7,925

DuPont de Nemours, Inc.	60	3,852

Huntsman Corp.	257	6,207

		23,386

Communications Equipment — 1.1%

Cisco Systems, Inc.	221	10,590

Construction & Engineering — 1.6%

AECOM *	87	3,731

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — continued

EMCOR Group, Inc.	51	4,401

MasTec, Inc. *	126	8,071

		16,203

Consumer Finance — 2.4%

Ally Financial, Inc.	144	4,388

American Express Co.	57	7,046

Credit Acceptance Corp. * (a)	9	3,832

Discover Financial Services	105	8,915

		24,181

Containers & Packaging — 1.2%

Ball Corp.	65	4,229

Berry Global Group, Inc. *	15	689

Crown Holdings, Inc. *	103	7,493

		12,411

Diversified Financial Services — 0.8%

Voya Financial, Inc.	137	8,360

Diversified Telecommunication Services — 2.2%

Verizon Communications, Inc.	360	22,122

Electric Utilities — 4.3%

American Electric Power Co., Inc.	52	4,867

Entergy Corp.	67	7,991

Exelon Corp.	472	21,532

FirstEnergy Corp.	40	1,964

OGE Energy Corp.	116	5,145

Southern Co. (The)	18	1,121

		42,620

Equity Real Estate Investment Trusts (REITs) — 5.2%

American Tower Corp.	53	12,112

Essex Property Trust, Inc.	25	7,582

Extra Space Storage, Inc.	74	7,763

Invitation Homes, Inc.	262	7,837

Mid-America Apartment Communities, Inc.	17	2,229

Paramount Group, Inc.	596	8,299

SL Green Realty Corp.	17	1,580

STORE Capital Corp.	123	4,569

		51,971

Food & Staples Retailing — 1.2%

Walgreens Boots Alliance, Inc.	163	9,611

Walmart, Inc.	17	2,008

		11,619

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 2.3%

General Mills, Inc.	119	6,389

Pilgrim’s Pride Corp. *	264	8,640

Tyson Foods, Inc., Class A	87	7,948

		22,977

Health Care Equipment & Supplies — 0.6%

Hologic, Inc. *	115	5,988

Health Care Providers & Services — 3.5%

Anthem, Inc.	43	12,867

DaVita, Inc. *	102	7,623

McKesson Corp.	33	4,578

UnitedHealth Group, Inc.	34	9,966

		35,034

Hotels, Restaurants & Leisure — 1.9%

Starbucks Corp.	211	18,560

Household Durables — 1.1%

PulteGroup, Inc.	203	7,888

Toll Brothers, Inc.	80	3,161

		11,049

Household Products — 1.8%

Procter & Gamble Co. (The)	144	17,986

Independent Power and Renewable Electricity Producers — 1.9%

AES Corp.	199	3,956

NRG Energy, Inc.	203	8,081

Vistra Energy Corp.	300	6,900

		18,937

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	49	7,930

Insurance — 6.5%

Allstate Corp. (The)	128	14,382

Aon plc	28	5,874

Fidelity National Financial, Inc.	169	7,642

MetLife, Inc.	88	4,490

Primerica, Inc.	57	7,442

Progressive Corp. (The)	83	5,994

Travelers Cos., Inc. (The)	138	18,858

		64,682

Internet & Direct Marketing Retail — 1.1%

eBay, Inc.	217	7,829

Expedia Group, Inc.	26	2,768

		10,597

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 1.6%

KBR, Inc.	175	5,341

Leidos Holdings, Inc.	84	8,262

Visa, Inc., Class A	13	2,461

		16,064

Life Sciences Tools & Services — 0.8%

IQVIA Holdings, Inc. *	49	7,525

Machinery — 0.7%

Cummins, Inc.	41	7,284

Media — 6.0%

Altice USA, Inc., Class A *	277	7,568

AMC Networks, Inc., Class A *	75	2,958

Comcast Corp., Class A	628	28,228

Nexstar Media Group, Inc., Class A	78	9,110

Omnicom Group, Inc.	57	4,634

Sinclair Broadcast Group, Inc., Class A	220	7,325

		59,823

Multiline Retail — 0.6%

Target Corp.	43	5,564

Oil, Gas & Consumable Fuels — 8.3%

Cabot Oil & Gas Corp.	94	1,630

Chevron Corp.	272	32,773

ConocoPhillips	206	13,403

CVR Energy, Inc. (a)	45	1,823

EOG Resources, Inc.	29	2,412

HollyFrontier Corp.	136	6,917

PBF Energy, Inc., Class A	57	1,775

Phillips 66	104	11,587

Valero Energy Corp.	116	10,891

		83,211

Paper & Forest Products — 0.4%

Domtar Corp.	100	3,809

Personal Products — 0.8%

Herbalife Nutrition Ltd. *	176	8,390

Pharmaceuticals — 4.3%

Allergan plc	33	6,251

Bristol-Myers Squibb Co.	237	15,220

Jazz Pharmaceuticals plc *	58	8,718

Johnson & Johnson	67	9,817

Mylan NV *	131	2,629

		42,635

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 0.7%

FTI Consulting, Inc. *	60	6,673

Road & Rail — 0.7%

CSX Corp.	96	6,968

Semiconductors & Semiconductor Equipment — 3.8%

Applied Materials, Inc.	25	1,550

Lam Research Corp.	36	10,380

Micron Technology, Inc. *	33	1,759

NXP Semiconductors NV (Netherlands)	131	16,620

QUALCOMM, Inc.	86	7,553

		37,862

Software — 1.5%

Oracle Corp.	277	14,660

Specialty Retail — 0.6%

AutoZone, Inc. *	5	6,314

Technology Hardware, Storage & Peripherals — 0.4%

Apple, Inc.	15	4,258

Tobacco — 1.1%

Altria Group, Inc.	212	10,596

Trading Companies & Distributors — 0.5%

United Rentals, Inc. *	31	5,203

Total Common Stocks (Cost $809,970)		964,700

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $30)	14	43

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.8%

Investment Companies — 3.4%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $34,565)	34,554	34,565

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	2,003	2,003

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	1,703	1,704

Total Investment of Cash Collateral from Securities Loaned (Cost $3,707)		3,707

Total Short-Term Investments (Cost $38,272)		38,272

Total Investments — 100.4% (Cost $848,272)		1,003,015
Liabilities in Excess of Other Assets — (0.4)%		(4,284)

NET ASSETS — 100.0%		998,731

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $3,649,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 E-Mini Index	199	03/2020	USD	32,158	543

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,135,682		$489,029
Investments in affiliates, at value	20,958		4,843
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		4,328
Cash	38		19
Deposits at broker for futures contracts	981		387
Receivables:
Investment securities sold	3,377		10,626
Fund shares sold	731		455
Dividends from non-affiliates	575		542
Dividends from affiliates	1		—	(a)
Securities lending income (See Note 2.C.)	—	(a)	10
Variation margin on futures contracts	53		4

Total Assets	1,162,396		510,243

LIABILITIES:
Payables:
Investment securities purchased	4,530		—
Collateral received on securities loaned (See Note 2.C.)	—		4,328
Fund shares redeemed	501		8,522
Accrued liabilities:
Investment advisory fees	256		221
Administration fees	51		24
Distribution fees	65		69
Service fees	85		83
Custodian and accounting fees	9		10
Audit fees	10		9
Legal fees	—		—	(a)
Other	60		107

Total Liabilities	5,567		13,373

Net Assets	$1,156,829		$496,870

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$795,672	$383,295
Total distributable earnings (loss)	361,157	113,575

Total Net Assets	$1,156,829	$496,870

Net Assets:
Class A	$106,187	$192,223
Class C	36,614	38,471
Class I	156,931	163,896
Class R2	45,678	—
Class R3	—	14,643
Class R4	—	1,212
Class R5	195,931	—
Class R6	615,488	86,425

Total	$1,156,829	$496,870

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,938	10,834
Class C	683	2,779
Class I	2,811	8,588
Class R2	856	—
Class R3	—	831
Class R4	—	64
Class R5	3,568	—
Class R6	11,213	4,531

Net Asset Value (a):
Class A — Redemption price per share	$54.78	$17.74
Class C — Offering price per share (b)	53.62	13.84
Class I — Offering and redemption price per share	55.82	19.08
Class R2 — Offering and redemption price per share	53.36	—
Class R3 — Offering and redemption price per share	—	17.62
Class R4 — Offering and redemption price per share	—	19.00
Class R5 — Offering and redemption price per share	54.92	—
Class R6 — Offering and redemption price per share	54.89	19.07
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$57.82	$18.72

Cost of investments in non-affiliates	$793,765	$389,138
Cost of investments in affiliates	20,958	4,843
Investment securities on loan, at value (See Note 2.C.)	—	4,362
Cost of investment of cash collateral (See Note 2.C.)	—	4,328

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$35,637		$964,743
Investments in affiliates, at value	1,213		34,565
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		3,707
Cash	1		51
Deposits at broker for futures contracts	72		1,365
Receivables:
Fund shares sold	5		1,930
Dividends from non-affiliates	26		944
Dividends from affiliates	—	(a)	2
Securities lending income (See Note 2.C.)	—		1
Variation margin on futures contracts	3		85

Total Assets	36,957		1,007,393

LIABILITIES:
Payables:
Investment securities purchased	—		2,893
Collateral received on securities loaned (See Note 2.C.)	—		3,707
Fund shares redeemed	20		1,453
Accrued liabilities:
Investment advisory fees	—		211
Administration fees	—		38
Distribution fees	5		26
Service fees	4		175
Custodian and accounting fees	6		7
Trustees’ and Chief Compliance Officer’s fees	1		—
Registration fees	10		—
Audit fees	13		10
Legal fees	8		—	(a)
Other	6		142

Total Liabilities	73		8,662

Net Assets	$36,884		$998,731

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$29,270	$840,724
Total distributable earnings (loss)	7,614	158,007

Total Net Assets	$36,884	$998,731

Net Assets:
Class A	$12,872	$66,701
Class C	3,085	16,498
Class I	20,927	731,298
Class R2	—	3,826
Class R5	—	14,953
Class R6	—	165,455

Total	$36,884	$998,731

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	298	2,137
Class C	73	538
Class I	482	23,274
Class R2	—	124
Class R5	—	474
Class R6	—	5,245

Net Asset Value (a):
Class A — Redemption price per share	$43.16	$31.21
Class C — Offering price per share (b)	42.30	30.65
Class I — Offering and redemption price per share	43.45	31.42
Class R2 — Offering and redemption price per share	—	30.89
Class R5 — Offering and redemption price per share	—	31.54
Class R6 — Offering and redemption price per share	—	31.55
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$45.55	$32.94

Cost of investments in non-affiliates	$27,931	$810,000
Cost of investments in affiliates	1,213	34,565
Investment securities on loan, at value (See Note 2.C.)	—	3,649
Cost of investment of cash collateral (See Note 2.C.)	—	3,707

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11	$5
Interest income from affiliates	— (a)	— (a)
Dividend income from non-affiliates	7,123	3,845
Dividend income from affiliates	264	113
Income from securities lending (net) (See Note 2.C.)	7	40

Total investment income	7,405	4,003

EXPENSES:
Investment advisory fees	1,924	1,452
Administration fees	431	192
Distribution fees:
Class A	130	247
Class C	135	150
Class R2	112	—
Class R3	—	19
Service fees:
Class A	130	247
Class C	45	50
Class I	201	217
Class R2	56	—
Class R3	—	19
Class R4	—	2
Class R5	96	—
Custodian and accounting fees	23	19
Interest expense to affiliates	— (a)	— (a)
Professional fees	33	29
Trustees’ and Chief Compliance Officer’s fees	15	14
Printing and mailing costs	8	38
Registration and filing fees	53	60
Transfer agency fees (See Note 2.F.)	37	38
Other	12	9

Total expenses	3,441	2,802

Less fees waived	(596)	(220)
Less expense reimbursements	—	(1)

Net expenses	2,845	2,581

Net investment income (loss)	4,560	1,422

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	43,309	44,957
Investments in affiliates	(4)	(1)
Futures contracts	3,500	828

Net realized gain (loss)	46,805	45,784

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	53,972	(3,098)
Investments in affiliates	(2)	(1)
Futures contracts	66	(41)

Change in net unrealized appreciation/depreciation	54,036	(3,140)

Net realized/unrealized gains (losses)	100,841	42,644

Change in net assets resulting from operations	$105,401	$44,066

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1		$11
Interest income from affiliates	—		—	(a)
Dividend income from non-affiliates	318		10,560
Dividend income from affiliates	11		278
Income from securities lending (net) (See Note 2.C.)	—		6

Total investment income	330		10,855

EXPENSES:
Investment advisory fees	77		1,542
Administration fees	13		364
Distribution fees:
Class A	15		87
Class C	11		67
Class R2	—		10
Service fees:
Class A	15		87
Class C	4		23
Class I	24		880
Class R2	—		5
Class R5	—		23
Custodian and accounting fees	15		21
Interest expense to affiliates	—		—	(a)
Professional fees	25		32
Trustees’ and Chief Compliance Officer’s fees	13		15
Printing and mailing costs	5		58
Registration and filing fees	27		54
Transfer agency fees (See Note 2.F.)	3		16
Other	1		11

Total expenses	248		3,295

Less fees waived	(122)		(480)
Less expense reimbursements	(1)		(2)

Net expenses	125		2,813

Net investment income (loss)	205		8,042

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	93		31,908
Investments in affiliates	—	(a)	(2)
Futures contracts	107		2,606

Net realized gain (loss)	200		34,512

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,118		23,455
Investments in affiliates	—	(a)	—	(a)
Futures contracts	3		416

Change in net unrealized appreciation/depreciation	3,121		23,871

Net realized/unrealized gains (losses)	3,321		58,383

Change in net assets resulting from operations	$3,526		$66,425

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,560	$13,040	$1,422	$3,897
Net realized gain (loss)	46,805	139,379	45,784	67,943
Change in net unrealized appreciation/depreciation	54,036	(69,695)	(3,140)	(69,436)

Change in net assets resulting from operations	105,401	82,724	44,066	2,404

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,262)	(10,076)	(21,131)	(46,279)
Class C	(4,180)	(3,578)	(5,115)	(12,486)
Class I	(18,221)	(20,749)	(17,337)	(46,107)
Class R2	(5,271)	(4,245)	—	—
Class R3	—	—	(1,616)	(3,226)
Class R4	—	—	(132)	(191)
Class R5	(23,132)	(20,788)	—	—
Class R6	(73,479)	(60,741)	(9,366)	(13,230)

Total distributions to shareholders	(136,545)	(120,177)	(54,697)	(121,519)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,635	16,197	(21,732)	(168,175)

NET ASSETS:
Change in net assets	8,491	(21,256)	(32,363)	(287,290)
Beginning of period	1,148,338	1,169,594	529,233	816,523

End of period	$1,156,829	$1,148,338	$496,870	$529,233

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$205	$329	$8,042	$19,043
Net realized gain (loss)	200	2,392	34,512	88,982
Change in net unrealized appreciation/depreciation	3,121	(180)	23,871	(66,169)

Change in net assets resulting from operations	3,526	2,541	66,425	41,856

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(858)	(747)	(4,816)	(9,987)
Class C	(204)	(214)	(1,217)	(2,585)
Class I	(1,447)	(880)	(52,561)	(96,496)
Class R2	—	—	(271)	(579)
Class R5	—	—	(3,233)	(10,610)
Class R6	—	—	(9,747)	(15,052)

Total distributions to shareholders	(2,509)	(1,841)	(71,845)	(135,309)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,182	8,039	26,773	(27,032)

NET ASSETS:
Change in net assets	6,199	8,739	21,353	(120,485)
Beginning of period	30,685	21,946	977,378	1,097,863

End of period	$36,884	$30,685	$998,731	$977,378

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,339	$23,602	$7,208	$29,916
Distributions reinvested	8,614	6,926	19,511	40,963
Cost of shares redeemed	(15,852)	(24,982)	(34,373)	(134,149)

Change in net assets resulting from Class A capital transactions	$2,101	$5,546	$(7,654)	$(63,270)

Class C
Proceeds from shares issued	$1,740	$5,263	$712	$4,428
Distributions reinvested	3,299	2,906	4,866	11,150
Cost of shares redeemed	(3,326)	(8,391)	(7,698)	(23,180)

Change in net assets resulting from Class C capital transactions	$1,713	$(222)	$(2,120)	$(7,602)

Class I
Proceeds from shares issued	$11,739	$42,963	$14,733	$46,939
Distributions reinvested	16,565	19,170	15,360	39,134
Cost of shares redeemed	(30,938)	(86,816)	(52,553)	(146,883)

Change in net assets resulting from Class I capital transactions	$(2,634)	$(24,683)	$(22,460)	$(60,810)

Class R2
Proceeds from shares issued	$5,274	$13,480	$—	$—
Distributions reinvested	5,051	3,834	—	—
Cost of shares redeemed	(8,410)	(11,486)	—	—

Change in net assets resulting from Class R2 capital transactions	$1,915	$5,828	$—	$—

Class R3
Proceeds from shares issued	$—	$—	$2,600	$5,800
Distributions reinvested	—	—	1,599	2,914
Cost of shares redeemed	—	—	(4,673)	(3,876)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$(474)	$4,838

Class R4
Proceeds from shares issued	$—	$—	$70	$419
Distributions reinvested	—	—	105	191
Cost of shares redeemed	—	—	(141)	(417)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$34	$193

Class R5
Proceeds from shares issued	$7,838	$22,080	$—	$—
Distributions reinvested	23,131	19,502	—	—
Cost of shares redeemed	(23,982)	(41,585)	—	—

Change in net assets resulting from Class R5 capital transactions	$6,987	$(3)	$—	$—

Class R6
Proceeds from shares issued	$21,394	$52,907	$15,865	$52,306
Distributions reinvested	68,077	56,881	7,917	12,629
Cost of shares redeemed	(59,918)	(80,057)	(12,840)	(106,459)

Change in net assets resulting from Class R6 capital transactions	$29,553	$29,731	$10,942	$(41,524)

Total change in net assets resulting from capital transactions	$39,635	$16,197	$(21,732)	$(168,175)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	166	427	394	1,581
Reinvested	160	136	1,108	2,426
Redeemed	(278)	(436)	(1,862)	(6,614)

Change in Class A Shares	48	127	(360)	(2,607)

Class C
Issued	32	97	50	287
Reinvested	63	58	355	821
Redeemed	(60)	(152)	(524)	(1,483)

Change in Class C Shares	35	3	(119)	(375)

Class I
Issued	201	747	744	2,306
Reinvested	300	371	810	2,168
Redeemed	(526)	(1,560)	(2,655)	(7,149)

Change in Class I Shares	(25)	(442)	(1,101)	(2,675)

Class R2
Issued	95	244	—	—
Reinvested	96	77	—	—
Redeemed	(151)	(208)	—	—

Change in Class R2 Shares	40	113	—	—

Class R3
Issued	—	—	140	284
Reinvested	—	—	91	173
Redeemed	—	—	(253)	(213)

Change in Class R3 Shares	—	—	(22)	244

Class R4
Issued	—	—	3	23
Reinvested	—	—	6	11
Redeemed	—	—	(7)	(20)

Change in Class R4 Shares	—	—	2	14

Class R5
Issued	138	387	—	—
Reinvested	425	383	—	—
Redeemed	(419)	(743)	—	—

Change in Class R5 Shares	144	27	—	—

Class R6
Issued	377	951	803	2,722
Reinvested	1,251	1,116	416	698
Redeemed	(1,019)	(1,391)	(655)	(4,759)

Change in Class R6 Shares	609	676	564	(1,339)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,464	$2,348	$3,349	$11,985
Distributions reinvested	837	718	4,389	9,196
Cost of shares redeemed	(618)	(1,953)	(13,606)	(27,574)

Change in net assets resulting from Class A capital transactions	$1,683	$1,113	$(5,868)	$(6,393)

Class C
Proceeds from shares issued	$165	$525	$210	$1,402
Distributions reinvested	187	197	1,147	2,461
Cost of shares redeemed	(310)	(1,137)	(3,889)	(6,446)

Change in net assets resulting from Class C capital transactions	$42	$(415)	$(2,532)	$(2,583)

Class I
Proceeds from shares issued	$3,855	$9,527	$88,746	$264,946
Distributions reinvested	1,446	879	52,459	96,262
Cost of shares redeemed	(1,844)	(3,065)	(104,692)	(367,734)

Change in net assets resulting from Class I capital transactions	$3,457	$7,341	$36,513	$(6,526)

Class R2
Proceeds from shares issued	$—	$—	$467	$1,113
Distributions reinvested	—	—	187	330
Cost of shares redeemed	—	—	(1,257)	(2,425)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(603)	$(982)

Class R5
Proceeds from shares issued	$—	$—	$1,862	$11,721
Distributions reinvested	—	—	3,233	10,610
Cost of shares redeemed	—	—	(38,903)	(55,669)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(33,808)	$(33,338)

Class R6
Proceeds from shares issued	$—	$—	$42,425	$30,950
Distributions reinvested	—	—	9,740	15,044
Cost of shares redeemed	—	—	(19,094)	(23,204)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$33,071	$22,790

Total change in net assets resulting from capital transactions	$5,182	$8,039	$26,773	$(27,032)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	34	58	106	363
Reinvested	20	19	142	314
Redeemed	(15)	(48)	(431)	(859)

Change in Class A Shares	39	29	(183)	(182)

Class C
Issued	4	14	7	47
Reinvested	4	5	38	85
Redeemed	(7)	(28)	(126)	(208)

Change in Class C Shares	1	(9)	(81)	(76)

Class I
Issued	90	235	2,805	8,250
Reinvested	33	23	1,684	3,260
Redeemed	(42)	(78)	(3,322)	(11,663)

Change in Class I Shares	81	180	1,167	(153)

Class R2
Issued	—	—	15	36
Reinvested	—	—	6	11
Redeemed	—	—	(40)	(73)

Change in Class R2 Shares	—	—	(19)	(26)

Class R5
Issued	—	—	58	353
Reinvested	—	—	104	358
Redeemed	—	—	(1,229)	(1,777)

Change in Class R5 Shares	—	—	(1,067)	(1,066)

Class R6
Issued	—	—	1,341	992
Reinvested	—	—	311	507
Redeemed	—	—	(598)	(719)

Change in Class R6 Shares	—	—	1,054	780

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$56.61	$0.13	$5.05	$5.18	$(0.34)	$(6.67)	$(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23	10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22	8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27	(0.63)	(0.36)	(0.26)	—	(0.26)
Year Ended June 30, 2015	37.05	0.25	3.88	4.13	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2019 (Unaudited)	55.45	(0.01)	4.94	4.93	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)	10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	— (f)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07	(0.61)	(0.54)	(0.09)	—	(0.09)
Year Ended June 30, 2015	36.45	0.05	3.81	3.86	(0.05)	—	(0.05)

Class I
Six Months Ended December 31, 2019 (Unaudited)	57.60	0.21	5.14	5.35	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38	10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34	8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29	(0.55)	(0.26)	(0.02)	—	(0.02)
Year Ended June 30, 2015	37.23	0.32	3.93	4.25	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	55.27	0.06	4.92	4.98	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09	10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11	8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19	(0.63)	(0.44)	(0.29)	—	(0.29)
Year Ended June 30, 2015	36.49	0.12	3.85	3.97	(0.07)	—	(0.07)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	56.82	0.25	5.07	5.32	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46	10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42	8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45	(0.62)	(0.17)	(0.44)	—	(0.44)
Year Ended June 30, 2015	37.09	0.41	3.91	4.32	(0.29)	—	(0.29)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	56.81	0.28	5.08	5.36	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51	10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44	8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (h) through June 30, 2016	42.20	0.36	(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$54.78	9.40%	$106,187	0.84%	0.45%	0.95%	40%
56.61	7.06	106,993	0.84	0.79	1.12	95
59.09	22.13	104,167	0.86	0.42	1.11	69
48.60	21.12	90,633	0.92	0.50	1.20	68
40.37	(0.88)	90,529	0.93	0.66	1.23	70
40.99	11.16	106,573	0.96	0.62	1.16	64

53.62	9.13	36,614	1.34	(0.05)	1.44	40
55.45	6.51	35,931	1.34	0.29	1.61	95
58.00	21.54	37,416	1.36	(0.08)	1.61	69
47.72	20.52	42,811	1.41	0.00 (g)	1.67	68
39.63	(1.35)	48,717	1.42	0.19	1.71	70
40.26	10.60	49,309	1.46	0.12	1.66	64

55.82	9.53	156,931	0.59	0.70	0.69	40
57.60	7.33	163,324	0.59	1.04	0.86	95
60.04	22.45	196,798	0.61	0.67	0.86	69
49.34	21.43	183,265	0.68	0.75	0.89	68
40.99	(0.63)	151,419	0.68	0.70	0.88	70
41.27	11.43	708,276	0.74	0.80	0.87	64

53.36	9.27	45,678	1.09	0.20	1.28	40
55.27	6.78	45,086	1.09	0.54	1.49	95
57.95	21.84	40,763	1.10	0.16	1.37	69
47.66	20.82	5,277	1.17	0.26	1.68	68
39.66	(1.10)	4,207	1.17	0.50	1.76	70
40.39	10.87	1,205	1.22	0.31	1.45	64

54.92	9.62	195,931	0.44	0.85	0.54	40
56.82	7.48	194,550	0.44	1.19	0.71	95
59.32	22.66	201,539	0.45	0.83	0.71	69
48.76	21.65	192,164	0.48	0.94	0.72	68
40.51	(0.42)	205,213	0.47	1.13	0.74	70
41.12	11.66	189,466	0.54	1.02	0.70	64

54.89	9.69	615,488	0.34	0.95	0.44	40
56.81	7.59	602,454	0.34	1.29	0.61	95
59.32	22.78	588,911	0.36	0.92	0.61	69
48.74	21.70	504,973	0.43	0.99	0.61	68
40.50	(2.94)	488,138	0.42	1.38	0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$18.24	$0.04	$1.58	$1.62	$(0.09)	$(2.03)	$(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08	2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15	(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08	1.18	1.26	(0.09)	(3.46)	(3.55)

Class C
Six Months Ended December 31, 2019 (Unaudited)	14.64	(0.01)	1.26	1.25	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)	2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03	(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)	1.06	1.00	(0.03)	(3.46)	(3.49)

Class I
Six Months Ended December 31, 2019 (Unaudited)	19.48	0.07	1.68	1.75	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14	2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19	(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14	1.24	1.38	(0.12)	(3.46)	(3.58)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	18.12	0.04	1.58	1.62	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11	2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	19.41	0.07	1.68	1.75	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12	2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	19.49	0.10	1.69	1.79	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19	2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20	(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.74	9.02%	$192,223	1.14%	0.43%	1.24%	41%
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70
19.48	(1.71)	311,724	1.15	0.77	1.44	78
21.82	5.64	377,893	1.14	0.33	1.37	66

13.84	8.77	38,471	1.64	(0.08)	1.73	41
14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70
16.72	(2.35)	89,071	1.79	0.15	1.96	78
19.07	5.02	87,191	1.78	(0.31)	1.87	66

19.08	9.16	163,896	0.89	0.67	0.97	41
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70
20.43	(1.48)	258,866	0.90	0.93	1.13	78
22.77	5.97	510,465	0.89	0.58	1.07	66

17.62	9.10	14,643	1.14	0.43	1.21	41
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

19.00	9.18	1,212	0.89	0.70	0.97	41
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

19.07	9.33	86,425	0.64	0.96	0.71	41
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70
20.42	0.12	304,934	0.65	1.53	0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Sustainable Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$41.85	$0.24		$4.15		$4.39	$(0.43)	$(2.65)	$(3.08)
Year Ended June 30, 2019	41.28	0.50		3.21		3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(f)	(0.87	)(f)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2019 (Unaudited)	40.98	0.13		4.06		4.19	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29		3.16		3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(f)	(0.85	)(f)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)

Class I
Six Months Ended December 31, 2019 (Unaudited)	42.15	0.30		4.17		4.47	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60		3.23		3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(f)	(0.86	)(f)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$43.16	10.60%	$12,872	0.84%	1.13%		1.59%	40%
41.85	9.90	10,828	0.83	1.22		1.73	97
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(f)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35

42.30	10.33	3,085	1.34	0.64		2.07	40
40.98	9.34	2,949	1.33	0.73		2.22	97
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(f)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35

43.45	10.73	20,927	0.59	1.38		1.31	40
42.15	10.18	16,908	0.58	1.46		1.45	97
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(f)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$31.42	$0.22	$1.94	$2.16	$(0.24)	$(2.13)	$(2.37)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)

Class C
Six Months Ended December 31, 2019 (Unaudited)	30.90	0.14	1.90	2.04	(0.16)	(2.13)	(2.29)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)

Class I
Six Months Ended December 31, 2019 (Unaudited)	31.62	0.26	1.95	2.21	(0.28)	(2.13)	(2.41)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	31.12	0.18	1.92	2.10	(0.20)	(2.13)	(2.33)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	31.73	0.29	1.95	2.24	(0.30)	(2.13)	(2.43)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	31.74	0.31	1.95	2.26	(0.32)	(2.13)	(2.45)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.21	6.98%	$66,701	0.83%	1.41%	0.94%	31%
31.42	4.08	72,888	0.82	1.49	1.01	88
34.53	13.39	86,400	0.83	1.48	1.02	68
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52

30.65	6.70	16,498	1.33	0.91	1.46	31
30.90	3.57	19,139	1.32	0.99	1.52	88
34.06	12.84	23,686	1.33	1.00	1.53	68
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52

31.42	7.10	731,298	0.59	1.65	0.68	31
31.62	4.33	698,989	0.58	1.74	0.76	88
34.71	13.65	772,556	0.62	1.71	0.76	68
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52

30.89	6.84	3,826	1.09	1.16	1.36	31
31.12	3.81	4,438	1.08	1.22	1.62	88
34.26	13.04	5,781	1.12	1.28	1.52	68
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52

31.54	7.18	14,953	0.44	1.79	0.54	31
31.73	4.50	48,910	0.43	1.89	0.61	88
34.80	13.80	90,714	0.45	1.82	0.62	68
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52

31.55	7.23	165,455	0.34	1.90	0.44	31
31.74	4.63	133,014	0.33	1.99	0.51	88
34.80	13.90	118,726	0.37	1.90	0.52	68
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Sustainable Equity Fund (“Intrepid Sustainable Equity Fund”) and the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,156,640	$—	$—	$1,156,640

Appreciation in Other Financial Instruments
Futures Contracts (a)	$379	$—	$—	$379

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$498,200	$—	$—	$498,200

Appreciation in Other Financial Instruments
Futures Contracts (a)	$43	$—	$—	$43

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$36,850	$—	$—	$36,850

Appreciation in Other Financial Instruments
Futures Contracts (a)	$15	$—	$—	$15

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,003,015	$—	$—	$1,003,015

Appreciation in Other Financial Instruments
Futures Contracts (a)	$543	$—	$—	$543

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	45

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019 (amounts in thousands):

	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Sustainable Equity Fund	Intrepid Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$22,834	$9,969	$1,023	$25,933
Ending Notional Balance Long	20,038	13,006	1,131	32,158

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*		Net Amount Due to Counterparty (not less than zero)
Intrepid Mid Cap Fund	$4,362	$(4,328	)**	$34
Intrepid Value Fund	3,649	(3,649)		—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to December 31, 2019, additional collateral was received from borrowers.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Intrepid Growth Fund	$1
Intrepid Mid Cap Fund	1
Intrepid Value Fund	2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Intrepid Growth Fund did not have any securities out on loan at December 31, 2019. Intrepid Sustainable Equity Fund did not lend out any securities during the six months ended December 31, 2019.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Intrepid Growth Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$26,680	$227,523	$233,239	$(4)	$(2)	$20,958	20,951	$264		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	1,273	30,082	31,355	—	—	—	—	33	*	—

Total	$27,953	$257,605	$264,594	$(4)	$(2)	$20,958		$297		$—

Intrepid Mid Cap Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$7,093	$106,272	$108,520	$(1)	$(1)		$4,843	4,841	$113		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	3,001	—	1,001	—	—	(c)	2,000	2,000	32	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	2,904	30,628	31,204	—	—		2,328	2,328	30	*	—

Total	$12,998	$136,900	$140,725	$(1)	$(1)		$9,171		$175		$—

Intrepid Sustainable Equity Fund
For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$1,669	$9,056	$9,512	$— (c)	$—	(c)	$1,213	1,212	$11		$—

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Intrepid Value Fund
For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$23,318	$147,022	$135,773	$(2)	$—	(c)	$34,565	34,554	$278		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	—	4,999	2,996	—	—		2,003	2,003	25	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	—	41,642	39,938	—	—		1,704	1,703	38	*	—

Total	$23,318	$193,663	$178,707	$(2)	$—	(c)	$38,272		$341		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class R2	Class R3		Class R4		Class R5	Class R6	Total
Intrepid Growth Fund
Transfer agency fees	$8	$1		$4	$21	n/a		n/a		$1	$2	$37
Intrepid Mid Cap Fund
Transfer agency fees	29	3		5	n/a	$—	(a)	$—	(a)	n/a	1	38
Intrepid Sustainable Equity Fund
Transfer agency fees	2	—	(a)	1	n/a	n/a		n/a		n/a	n/a	3
Intrepid Value Fund
Transfer agency fees	3	2		5	3	n/a		n/a		1	2	16

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Growth Fund	0.30	%(1)
Intrepid Mid Cap Fund	0.55	(1)
Intrepid Sustainable Equity Fund	0.45	(1)
Intrepid Value Fund	0.30	(1)

(1)

Prior to August 1, 2019, the investment advisory fee for Intrepid Growth Fund, Intrepid Mid Cap Fund, Intrepid Sustainable Equity Fund and Intrepid Value Fund was accrued daily and pay monthly at an annual rate of 0.50%, 0.65%, 0.50% and 0.40%, respectively, of each Fund’s daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid Growth Fund	0.25%	0.75%	0.50%	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Growth Fund	$6	$—
Intrepid Mid Cap Fund	2	—
Intrepid Sustainable Equity Fund	1	—
Intrepid Value Fund	1	—

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of each Fund’s respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid Growth Fund	0.84%	1.34%	0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Mid Cap Fund	1.14	1.64	0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund	0.84	1.34	0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.83	1.33	0.59	1.09	n/a	n/a	0.44	0.34

The expense limitation agreements were in effect for the six months ended December 31, 2019 and are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid Growth Fund	$358	$188	$33	$579	$—
Intrepid Mid Cap Fund	107	71	35	213	1
Intrepid Sustainable Equity Fund	77	12	32	121	1
Intrepid Value Fund	270	181	12	463	2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 were as follows (amounts in thousands):

Intrepid Growth Fund	$17
Intrepid Mid Cap Fund	7
Intrepid Sustainable Equity Fund	1
Intrepid Value Fund	17

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2019, Intrepid Growth Fund and Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Growth Fund	$446,156	$532,837
Intrepid Mid Cap Fund	205,550	282,882
Intrepid Sustainable Equity Fund	15,368	12,854
Intrepid Value Fund	292,260	338,354

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Growth Fund	$814,723	$351,528	$9,232	$342,296
Intrepid Mid Cap Fund	398,309	108,958	9,024	99,934
Intrepid Sustainable Equity Fund	29,144	7,829	108	7,721
Intrepid Value Fund	848,272	167,304	12,018	155,286

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Growth Fund	2	27.5%	—	—
Intrepid Mid Cap Fund	1	19.5	1	15.4%
Intrepid Sustainable Equity Fund	1	15.8	3	42.6
Intrepid Value Fund	—	—	1	61.0

As of December 31, 2019, J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

JPMorgan Investor Funds
Intrepid Growth Fund	43.4%

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,094.00	$4.42	0.84%
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class C
Actual	1,000.00	1,091.30	7.04	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class I
Actual	1,000.00	1,095.30	3.11	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R2
Actual	1,000.00	1,092.70	5.73	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R5
Actual	1,000.00	1,096.20	2.32	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,096.90	1.79	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,090.20	5.99	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,087.70	8.61	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,091.60	4.68	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Mid Cap Fund (continued)
Class R3
Actual	$1,000.00	$1,091.00	$5.99	1.14%
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class R4
Actual	1,000.00	1,091.80	4.68	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R6
Actual	1,000.00	1,093.30	3.37	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

JPMorgan Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,106.00	4.45	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class C
Actual	1,000.00	1,103.30	7.08	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class I
Actual	1,000.00	1,107.30	3.13	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	1,069.80	4.32	0.83
Hypothetical	1,000.00	1,020.96	4.22	0.83
Class C
Actual	1,000.00	1,067.00	6.91	1.33
Hypothetical	1,000.00	1,018.45	6.75	1.33
Class I
Actual	1,000.00	1,071.00	3.07	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R2
Actual	1,000.00	1,068.40	5.67	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R5
Actual	1,000.00	1,071.80	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,072.30	1.77	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure, for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Growth Fund, Intrepid Sustainable Equity Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Growth Fund’s performance for Class A shares was in the third, second and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group, and in the third and first quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Mid Cap Fund’s performance for Class A shares was in the third quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the fourth, third and second quintiles based upon the Peer Group, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and third quintiles based upon the Peer Group, and in the third quintile based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Intrepid Sustainable Equity Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the second, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the second, third and third quintiles

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, third and second quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. In addition, the Trustees noted the reductions to the Funds’ contractual advisory fees effective August 1, 2019. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Sustainable Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December, 2019.	SAN-INT-1219

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 28, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
February 28, 2020